UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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☑     Definitive Proxy Statement
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☐     Soliciting Material Pursuant to §240.14a-12
BUSINESS OBJECTS S.A.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE TO HOLDERS OF AMERICAN DEPOSITARY SHARES OF AN ORDINARY AND
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD
ON MAY 30, 2006 (1st CALL) OR ON JUNE 7, 2006 (2nd CALL)
      NOTICE IS HEREBY GIVEN THAT an Ordinary and Extraordinary General Meeting of the Shareholders (the “Meeting”) of Business Objects S.A., a French corporation (the “Company”), will be held on 1st call, on May 30, 2006 at 10:00 a.m. at the registered office of the Company at 157-159 rue Anatole France, 92300 Levallois-Perret, France and, if the quorum for the ordinary and the extraordinary meeting is not met on May 30, 2006, the Meeting will be held on 2nd call, on June 7, 2006, at 2:00 p.m. at Coeur Défense, Amphitheater Hermès, La Défense 4, 110 esplanade du Général de Gaulle, 92053 Paris La Défense, France, in order to vote on the following agenda:
Within the authority of the Ordinary Shareholders’ Meeting:

1.	Approval of the Company’s statutory financial statements for the year ended December 31, 2005;

2.	Approval of the Company’s consolidated financial statements for the year ended December 31, 2005;

3.	Allocation of the Company’s earnings for the year ended December 31, 2005;

4.	Renewal of the term of office of Mr. Bernard Liautaud, as a Director of the Company;

5.	Renewal of the term of office of Mr. Jean-François Heitz, as a Director of the Company;

6.	Renewal of the term of office of Mr. David Peterschmidt, as a Director of the Company;

7.	Ratification of the appointment of Mr. John Schwarz, as a Director of the Company;

8.	Renewal of term of office of Mr. John Schwarz, as a Director of the Company;

9.	Ratification of regulated agreements;

10.	Approval of regulated agreements;

11.	Appointment of Auditex, as Company’s alternate statutory auditor of Ernst & Young Audit, as the replacement for Mr. Alain Vincent, Company’s alternate statutory auditor; and

12.	Authorization granted to the Board of Directors to repurchase Ordinary Shares of the Company.
Within the authority of the Extraordinary Shareholders’ Meeting:

13.	Authorization granted to the Board of Directors to reduce the Company’s share capital by cancellation of treasury shares;

14.	Authorization granted to the Board of Directors to issue warrants to subscribe up to a maximum of 45,000 Ordinary Shares reserved for Mr. Jean-François Heitz;

15.	Authorization granted to the Board of Directors to issue warrants to subscribe up to a maximum of 45,000 Ordinary Shares reserved for Mr. David Peterschmidt;

16.	Authorization granted to the Board of Directors to increase the Company’s share capital through the issuance of Ordinary Shares, with subscription reserved to the participants in the Company’s Employee Savings Plan;

17.	Delegation of powers granted to the Board of Directors to increase the Company’s share capital through the issuance of Ordinary Shares, with subscription reserved to the 2004 Business Objects S.A. Employee Benefits Trust under the 2004 International Employee Stock Purchase Plan;

18.	Authorization granted to the Board of Directors to grant options to subscribe or to purchase Ordinary Shares of the Company and approval of the amendments of the 2001 Stock Incentive Plan;

19.	Delegation of powers granted to the Board of Directors to increase the Company’s share capital through the issuance of Ordinary Shares, with subscription reserved to the Business Objects Employee Benefit Sub-Plan Trust under the 2001 Stock Incentive Plan and approval of the amendments of the 2001 Stock Incentive Sub-Plan;

20.	Authorization granted to the Board of Directors to allocate, free of charge, existing Ordinary Shares, or to issue, free of charge, new Ordinary Shares, to the employees and certain officers of the Company and to the employees of the Company’s subsidiaries;

21.	Delegation of authority granted to the Board of Directors to increase the Company’s share capital, with shareholder preferential subscription rights;

22.	Delegation of authority granted to the Board of Directors to increase the Company’s share capital, without shareholder preferential subscription rights;

23.	Authorization granted to the Board of Directors to increase the number of Ordinary Shares to be issued in the event of a Company’s share capital increase with or without shareholder preferential subscription rights;

24.	Delegation of authority granted to the Board of Directors to increase the Company’s share capital by incorporation of reserves, profits, issuance premiums or any other sum for which capitalization would be authorized;

25.	Delegation of powers granted to the Board of Directors to increase the Company’s share capital to compensate contributions in kind that are made to the Company;

26.	Approval of the amendments of the Company’s articles of association to conform them to the new provisions of the French Commercial Code, as amended by French Law No. 2005-842 dated July 26, 2005;

27.	Delegation of authority granted to the Board of Directors to proceed with the issuance of warrants free of charge in the event of a public tender offer/exchange offer for the Company within the framework of a legal reciprocity clause; and

28.	Authorization granted to the Board of Directors in the event of a public tender offer/exchange offer for the Company within the framework of a legal reciprocity clause.

By Order of the Board of Directors of the Company
Whether or not you plan to attend the Meeting, you are requested to complete and promptly return the enclosed Voting Instruction Card in the envelope provided. If the quorum for the Meeting on May 30, 2006 is not met, your voting instructions will apply at the Meeting on June 7, 2006 on the same agenda as described in this notice.
* * *
      These proxy solicitation materials were mailed on or about April 27, 2006 to all holders of the Company’s American Depositary Shares (“ADSs”), each representing one Company’s ordinary share, having a nominal value of € 0.10 each (the “Ordinary Shares” or “Shares”) as of April 10, 2006 (the “Record Date”). A separate French equivalent to these proxy materials will be provided to the holders of the Company’s Ordinary Shares on or about May 15, 2006.

Page

PROCEDURAL MATTERS	1
REPORTS OF THE BOARD OF DIRECTORS	6
INFORMATION REGARDING NOMINEES, OTHER DIRECTORS AND EXECUTIVE OFFICERS	40
CORPORATE GOVERNANCE	43
BOARD MEETINGS AND COMMITTEES	45
COMPENSATION OF DIRECTORS	48
WARRANTS ISSUED TO CERTAIN DIRECTORS	49
BENEFICIAL SHARE OWNERSHIP BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT	50
EXECUTIVE COMPENSATION	52
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION	56
REPORT OF THE AUDIT COMMITTEE	58
RELATIONSHIP WITH PRINCIPAL ACCOUNTANT	59
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	60
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	60
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	62
COMPARISON OF TOTAL CUMULATIVE SHAREHOLDER RETURN	63
MANAGEMENT REPORT	64
CHAIRMAN’S REPORT	92
CONSOLIDATED BALANCE SHEET	101
CONSOLIDATED STATEMENTS OF INCOME	102
CONSOLIDATED CASH FLOW STATEMENT	103
STATUTORY BALANCE SHEET	104
STATURORY STATEMENTS OF INCOME	105
STATUTORY CASH FLOW STATEMENT	106
FIVE YEAR SUMMARY FINANCIAL INFORMATION	107
TEXT OF RESOLUTIONS SUBMITTED FOR APPROVAL TO THE ORDINARY AND EXTRAORDINARY SHAREHOLDERS’ MEETING OF MAY 30, 2006, OR JUNE 7, 2006, AS THE CASE MAY BE	108

PROXY STATEMENT
FOR ORDINARY AND EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
PROCEDURAL MATTERS
Date, Time and Place of the Meeting
      This proxy statement (the “Proxy Statement”) is being furnished to all holders of ADSs as of the Record Date in connection with the solicitation of voting instruction cards (“Voting Instruction Card”) by the Board of Directors of the Company for use at the Meeting.
      The Meeting will be held, on 1st call, on May 30, 2006 at 10:00 a.m. at the registered office of the Company at 157-159 rue Anatole France, 92300 Levallois-Perret, France, and, if the quorum for the ordinary and the extraordinary meeting is not met May 30, 2006, this Meeting will be held on 2nd call, on June 7, 2006, at 2:00 p.m. at Coeur Défense, Amphitheater Hermès, La Défense 4, 110 esplanade du Général de Gaulle, 92053 Paris La Défense, France, and at any adjournment thereof, for the purposes set forth herein.
      The Meeting will comprise both an ordinary and an extraordinary general meeting of the Company’s shareholders.
Record Date and Mailing Date
      These proxy solicitation materials were mailed on or about April 27, 2006 to all holders of the Company’s ADSs, each corresponding to one Company’s Ordinary Share, having a nominal value of € 0.10, as of the Record Date. A separate French equivalent of these proxy materials will be provided to the holders of the Company’s Ordinary Shares on or about May 15, 2006.
Information Concerning Voting Securities
      Pursuant to a program sponsored by the Company, its Ordinary Shares are traded in the United States in the form of ADSs, with each ADS corresponding to one Ordinary Share deposited with The Bank of New York (the “Depositary”). The Ordinary Shares are traded in France on Eurolist by Euronexttm. Each Ordinary Share is entitled to one vote per Share, except treasury shares, directly or indirectly owned by the Company, which are deprived of voting rights, in compliance with French law.
      Accordingly, as of the Record Date, the total number of Ordinary Shares was 95,814,424 and the total number of voting rights was 92,985,793. As of the Record Date, this total number of Ordinary Shares included 23,690,777 ADSs.
      You may vote by using the enclosed Voting Instruction Card. If you wish to vote the Ordinary Shares underlying your ADSs directly and attend the Meeting, you must contact the Depositary in order to become the holder of the Ordinary Shares corresponding to your ADSs prior to May 12, 2006. You will incur a fee upon the surrender of the ADSs and withdrawal of Ordinary Shares.

      Holders who hold the ADSs in a stock brokerage account or ADSs that are held by a bank or nominee (i.e., in street name) must provide the record holder of the ADSs (the brokerage firm, bank or nominee) with instructions on how to vote the ADSs.
Quorum Required Under French Law
      The required quorum for ordinary resolutions is 20% of the total Ordinary Shares entitled to vote at the Meeting. If such quorum is not met, a second shareholders’ meeting will be held. At this second meeting, no quorum is required for ordinary resolutions.
      The required quorum for extraordinary resolutions is 25% of the total Ordinary Shares entitled to vote at the Meeting. If such quorum is not met, a second shareholders’ meeting will be held. At this second meeting, the quorum required for extraordinary resolutions is 20% of the total Ordinary Shares entitled to vote at the Meeting.
      Ordinary Shares that are voted “FOR”, “AGAINST” or “ABSTAIN” from a matter are treated as being present at the Meeting for purposes of establishing a quorum.
      Pursuant to Rule 4350(a)(i) of the Nasdaq Marketplace Rules, the Company obtained an exemption from Nasdaq’s 50% quorum requirements in connection with its initial public offering in June 1994.
Votes Required Under French Law
      Passage of ordinary resolutions requires the affirmative vote of a majority of the Ordinary Shares present or represented and entitled to vote at the Meeting.
      Passage of extraordinary resolutions requires the affirmative vote of two-thirds of the Ordinary Shares present or represented and entitled to vote at the Meeting.
      For both ordinary and extraordinary resolutions, abstentions will have the same effect as a vote “AGAINST” each resolution.
Voting by Holders of ADSs
      You are entitled to be notified of this Meeting, and may vote the Ordinary Shares underlying your ADSs at the Meeting in one of two ways: (i) by properly completing and returning the enclosed Voting Instruction Card to the Depositary by no later than May 26, 2006 (the “Receipt Date”), you will cause the Depositary to vote the Ordinary Shares underlying the ADSs in the manner prescribed in the Voting Instruction Card as more fully described below; or (ii) by electing to surrender your ADSs and withdraw Ordinary Shares by contacting the Depository no later than May 12, 2006 (the “Contact Date”), and continuing to hold those Ordinary Shares through the Meeting date.
      The significant differences between these two alternatives are as follows: (i) a holder of ADSs is not entitled to attend the Meeting in person but must rather rely upon the Depositary for representation; (ii) a holder of ADSs may not have the opportunity to consider or vote on any matters which may be presented at the Meeting other than those described in this Proxy Statement or any further solicitation made by the Company; (iii) a holder of ADSs is not entitled to present proposals at the Meeting for consideration at such Meeting; and (iv) a holder of Ordinary Shares must continue to hold the Ordinary Shares through May 29, 2006 (and hold such Ordinary Shares through the date of the Meeting), and, therefore, merely holding ADSs (or Ordinary Shares) on the Record Date will not be sufficient to entitle such person to attend or vote in person at the Meeting.
      Voting Through Depositary. Upon receipt by the Depositary of a properly completed Voting Instruction Card on or before the Receipt Date, the Depositary will, insofar as practicable and permitted under applicable provisions of French law and the articles of association of the Company, vote or cause to be voted the Ordinary Shares underlying ADSs in accordance with any non-discretionary instructions set forth in such Voting Instruction Card.
      If the Depositary (i) receives Voting Instruction Cards that are signed but are missing voting instructions, (ii) receives signed Voting Instruction Cards that are improperly completed or (iii) does not receive a Voting Instruction Card from a holder of ADSs on or before the Receipt Date, the Depositary will deem such holder of ADSs to have instructed the Depositary to give a proxy to the Chairman of the Meeting to vote in favor of each proposal recommended by the Company’s Board of Directors and against each proposal opposed by the Company’s Board of Directors.
      Voting Ordinary Shares. Under French law and the Company’s articles of association, only shareholders holding Ordinary Shares may attend a shareholders’ meeting and vote such Ordinary Shares, subject to the following: (i) holders of registered Ordinary Shares must have the Ordinary Shares registered in their name at least one Paris business day prior to the date of a shareholders’ meeting; (ii) holders of bearer Ordinary Shares must, at least one Paris business day prior to the date of a shareholders’ meeting, provide evidence that the bearer Ordinary Shares are being held in a blocked account by producing a certificate issued by the financial intermediary holding the Ordinary Shares.
      Exchanging ADSs for Ordinary Shares. Therefore, in order for a holder of ADSs to attend the Meeting and vote the Ordinary Shares, such holder must first become the owner of Ordinary Shares underlying the ADSs. To accomplish this, a holder of ADSs must deliver, on or before the Contact Date, the holders’s ADSs to the Depositary for cancellation and pay the related exchange charges of the Depositary, as provided in the Amended and Restated Deposit Agreement dated October 15, 2003. The Depositary will then request that the Paris office of BNP Paribas Securities Services, the custodian (the “Custodian”) of the Ordinary Shares underlying the ADSs, register such holder in the share register of the Company and will request that the Custodian make arrangements to allow the holder of Ordinary Shares to vote at the Meeting. The Custodian will not permit any transfer of the Ordinary Shares during the “blocked period” beginning on May 30, 2006 and running through May 30, 2006, if the Meeting occurs on May 30, 2006, or, in the alternative, through June 7, 2006, if the Meeting occurs on June 7, 2006, for quorum requirements.
Receipt Date
      The Depositary must receive the Voting Instruction Card on or before the Receipt Date, which is May 26, 2006.
Revocability of Voting Instruction Card
      A Voting Instruction Card may be revoked by filing with the Depositary, on or before the Receipt Date, a written notice of revocation or another duly executed Voting Instruction Card, in either case dated later than the prior Voting Instruction Card relating to the same ADSs; provided that any notice of revocation or new Voting Instruction Card must be received by the Depositary on or before the Receipt Date.
Expenses of Solicitation
      All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. The Company may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of ADSs for their reasonable expenses in forwarding proxy material to, and in soliciting voting instructions from, such beneficial owners. The Company’s Directors, Officers and employees may also solicit votes in person or by telephone, telegram, letter, facsimile, electronic mail or other means of communication. These Directors, Officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

      The Company has retained D.F. King & Co. Inc. (“D.F. King”) to assist it with the solicitation of Voting Instruction Cards and to verify certain records related to this solicitation. The Company will pay D.F. King $10,000, plus D.F. King’s reasonable expenses, for these services. The Company has also agreed to indemnify D.F. King against certain liabilities resulting from claims involving D.F. King that directly relate to or arise out of D.F. King’s engagement (except for those directly or principally resulting from any gross negligence, bad faith or willful or intentional misconduct by D.F. King).
Shareholder Communications to Directors
      Shareholders may communicate directly with the Company’s Directors by writing to the Company’s Chairman of the Board, who is currently Bernard Liautaud, at the Company’s principal executive offices. Mr. Liautaud will monitor these communications and provide appropriate summaries of all received messages to the Board of Directors at its regularly scheduled meetings. Where the nature of a communication warrants, Mr. Liautaud may decide to obtain the immediate attention of the appropriate committee of the Board of Directors or a non-management Director, or the Company’s management or independent advisors, as Mr. Liautaud considers appropriate. After reviewing shareholder messages, Mr. Liautaud or the Board of Directors will determine whether any response is necessary.
Procedure for Submitting Shareholder Proposals
      Under French corporate law, owners of Ordinary Shares holding, either alone or together with other owners of Ordinary Shares, a defined percentage of the Company’s share capital may propose new resolutions or modifications to the resolutions presented by the Board of Directors to the shareholders for their approval no later than 10 calendar days following publication of the notice of the shareholders’ meeting in the “Bulletin des Annonces Légales Obligatoires”(“BALO”) i.e., on or before April 10, 2006. Such notice must be published at least 30 calendar days prior to the date of the shareholders’ meeting and the number of Ordinary Shares required to be held to propose new resolutions varies depending on the share capital of the Company. Based on the Company’s share capital as of April 10, 2006, such minimum number of shares was 2,195,645. The Company published a notice of the Meeting in the BALO on March 31, 2006.
      New resolutions or modifications to the resolutions by shareholders must be sent (i) to the Company’s registered office at 157-159 rue Anatole France, 92300, Levallois-Perret, France, Attention: Chairman of the Board, by registered mail with acknowledgement of receipt requested or (ii) by electronic mail with tracking option of delivery receipt to presidence@businessobjects.com.
      As an ADS holder, you do not have a right to present proposals to the Meeting. If you wish to submit proposals at the Meeting, you would need to convert your ADSs into Ordinary Shares by contacting the Depositary. See the section captioned “Voting By Holders of ADSs — Exchanging ADSs for Ordinary Shares” for a description of how to exchange ADSs for Ordinary Shares.
Documents Accompanying this Proxy Statement
      The following documents are included in this Proxy Statement: (i) the report of the Board of Directors relating to the resolutions to be submitted to the Meeting, (ii) the report of the Board of Directors on the activities of the Company in 2005, (iii) the Chairman’s report relating to the Company’s Board of Directors and related internal control procedures, (iv) a summary of the unconsolidated financial statements of the Company for 2005 prepared under generally accepted accounting principles as applied to companies in France (“French GAAP”), (v) a summary of the consolidated financial statements of the Company for 2005 prepared under International Financial Reporting Standards (“IFRS”), (vi) a table showing the unconsolidated results of the Company for the past five years and (vii) the text of the resolutions to be submitted to the Meeting. This Proxy Statement will be mailed with the Company’s Annual Report on Form 10-K, which includes the consolidated financial statements of the Company for 2005 prepared under generally accepted accounting principles as applied in the United States (“U.S. GAAP”). In addition, you may request copies of additional information, in accordance with French law relating to commercial companies, using the enclosed Request for Information Form, which is attached as Annex A to this Proxy Statement. The additional information may include, but is not limited to, the statutory auditors’ reports referenced in the proposals described below.
Disclaimer Regarding Committee Reports and Performance Graph
      None of (i) the Compensation Committee report contained in this Proxy, (ii) any other information required to be disclosed herein by Items 306(a), 306(b), 402(k) or 402(l) of Regulation S-K or Item 7(d)(3) of Schedule 14A, (iii) the Report of the Board of Directors relating to the operations of the business of the Company since the beginning of the current year nor (iv) the Chairman’s report relating to the Company’s Board of Directors and related internal control procedures, shall be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission (“SEC”), nor shall such information be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent the Company specifically incorporates it by reference into such filing.

REPORT OF THE BOARD OF DIRECTORS RELATING TO THE OPERATIONS OF THE
BUSINESS OF THE COMPANY SINCE THE BEGINNING OF THE CURRENT YEAR
Article L. 225-129 of the French Commercial Code and article 154 of the French
Decree No. 67-236 of March 23, 1967 (Reports required by French corporate law)
New SAC
      On January 3, 2006, New SAC, the largest shareholder of the Company since the acquisition of Crystal Decisions, Inc. in December 2003, distributed all its Company shares to its shareholders. Following such distribution, each New SAC shareholder owned less than 2% of the Company’s share capital, except Silver Lake Partners Cayman LLP, which owned 2% of the Company’s share capital as of January 3, 2006 and which sold all its Company shares on March 21, 2006.
MicroStrategy Litigation
      On January 23, 2006 the United States District Court for the District of Delaware granted the Company’s motions for summary judgment as to non-infringement of MicroStrategy Incorporated’s U.S. Patent No. 6,279,033 and for summary judgment as to the invalidity of MicroStrategy Incorporated’s U.S. Patent Nos. 6,567,796 and 6,658,432. As a result, MicroStrategy’s claims that the Company infringed these three patents have all been dismissed and will not proceed to trial. Judgment was entered in favor of the Company on February 23, 2006. The District Court has given the Company the option of proceeding to trial on its counterclaim that Patent No. 6,279,033 is also invalid. The trial is scheduled to start on May 30, 2006.
Appointment of a New Director — John Schwarz
      On January 25, 2006, the Board of Directors of the Company appointed Mr. John Schwarz as a Director of the Company, subject to the ratification of his appointment at this Meeting, in compliance with the power granted to the Board of Directors by the Company’s articles of association, due to the vacancy resulting from the resignation of Mr. David Roux from his office of Director on January 25, 2006.
Acquisition of Firstlogic, Inc.
      On April 1, 2006, the Company acquired Firstlogic, Inc., a privately-held company and global provider of enterprise data quality solutions and services. The acquisition was an all-cash transaction of approximately $69 million.

REPORT OF THE BOARD OF DIRECTORS ON THE RESOLUTIONS PROPOSED TO THE ORDINARY AND EXTRAORDINARY SHAREHOLDERS’ MEETING OF MAY 30, 2006 OR TO JUNE 7, 2006, AS THE CASE MAY BE.
PROPOSAL 1
APPROVAL OF THE COMPANY’S STATUTORY FINANCIAL STATEMENTS FOR THE
YEAR ENDED DECEMBER 31, 2005
      In accordance with French corporate law, the Company’s statutory financial statements prepared in accordance with French GAAP must be approved by the shareholders within six months following the close of the year. Shareholders are also required to specifically approve certain non-tax deductible expenses, as well as taxes relating to these expenses. At the Meeting, the Statutory Auditors of the Company will present their report on the Company’s 2005 statutory financial statements.
      See page 104 of this Proxy Statement for a copy of the Company’s 2005 statutory financial statements. A summary of the Company’s 2005 statutory financial statements as required by French law, as well as the report of the Board of Directors on the Company’s 2005 statutory financial statements, appear on page 64 of this Proxy Statement.
      The Board of Directors proposes that you approve the Company’s 2005 statutory financial statements as well as the non-tax deductible expenses, which in the present case are primarily Company car expenses, and the related taxes.
      The First Resolution sets forth the full text of the shareholder action to which this Proposal relates.
SUCH IS THE SUBJECT OF THE FIRST RESOLUTION SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH THE BOARD OF DIRECTORS RECOMMENDS A VOTE
PROPOSAL 2
APPROVAL OF THE COMPANY’S CONSOLIDATED FINANCIAL STATEMENTS FOR THE
YEAR ENDED DECEMBER 31, 2005
      In accordance with French corporate law, the Company’s consolidated financial statements prepared in accordance with IFRS must be approved by the shareholders within six months following the close of the year. At the Meeting, the Statutory Auditors of the Company will present their report on the Company’s 2005 consolidated financial statements.
      See page 101 of this Proxy Statement for a copy of the Company’s 2005 consolidated financial statements. A summary of the Company’s 2005 consolidated financial statements as required by French law, as well as the report of the Board of Directors on the Company’s 2005 consolidated financial statements, appear beginning on page 64 of this Proxy Statement.
      The Board of Directors proposes that you approve the Company’s 2005 consolidated financial statements.
      The Second Resolution sets forth the full text of the shareholder action to which this Proposal relates.
SUCH IS THE SUBJECT OF THE SECOND RESOLUTION SUBMITTED FOR YOUR APPROVAL
AND IN FAVOR OF WHICH THE BOARD OF DIRECTORS RECOMMENDS A VOTE
PROPOSAL 3
ALLOCATION OF THE COMPANY’S EARNINGS FOR THE YEAR ENDED DECEMBER 31, 2005
      In accordance with French corporate law, after-tax profits of the Company must be allocated first to a legal reserve of up to 5% of the annual profits. Additional allocations for legal reserves are no longer required when the legal reserve reaches 10% of the Company’s share capital (i.e., the nominal value of all Company outstanding Shares) as of the last day of the year. After the statutory requirement for allocation to the legal reserve has been met, shareholders may decide to declare a dividend payable to shareholders, to allocate a portion to a specific reserve and/or to carry the profits forward in retained earnings.
      The legal reserve amounts to €959,217.66, which amount exceeds 10% of the Company’s share capital as of December 31, 2005. Accordingly, the Board of Directors proposes that the Company’s after-tax profits of € 6,966,090.26 be fully allocated to retained earnings account.
      The Company has not declared any dividends during the last three years.
      The Third Resolution sets forth the full text of the shareholder action to which this Proposal relates.
SUCH IS THE SUBJECT OF THE THIRD RESOLUTION SUBMITTED FOR YOUR APPROVAL
AND IN FAVOR OF WHICH THE BOARD OF DIRECTORS RECOMMENDS A VOTE
PROPOSALS 4 TO 8
RENEWAL OF THE TERM OF OFFICE OF SOME DIRECTORS OF THE COMPANY AND
RATIFICATION OF THE APPOINTMENT OF A NEW DIRECTOR OF THE COMPANY
General
      The Company’s Board of Directors is currently comprised of nine members. Each Director is elected for a three-year term and serves in office until the expiration of his term, his death or resignation, or until he be removed ad nutum by the Company’s shareholders at a shareholders’ meeting. There is no limitation on the number of terms that a Director may serve, other than the requirement that no more than one-third of the members be over the age of 70.
      Biographies of the directors and nominee for director are set forth elsewhere in this Proxy Statement in the section captioned “Information Regarding Nominees, Other Directors and Executive Officers.”
PROPOSAL 4
      Mr. Bernard Liautaud’s term of office will end at the close of the Meeting. The Board of Directors proposes that his term of office be renewed for a three-year term that would expire at the close of the annual shareholders’ meeting called to deliberate upon the Company’s financial statements for the year ending on December 31, 2008, i.e., at the annual shareholders’ meeting to be held in 2009.
      The Fourth Resolution sets forth the full text of the shareholder action to which this Proposal relates.
PROPOSAL 5
      Mr. Jean-François Heitz’s term of office will end at the close of the Meeting. The Board of Directors proposes that his term of office be renewed for a three-year term that would expire at the close of the annual shareholders’ meeting called to deliberate upon the Company’s financial statements for the year ending on December 31, 2008, i.e., at the annual shareholders’ meeting to be held in 2009.
      The Fifth Resolution sets forth the full text of the shareholder action to which this Proposal relates.
PROPOSAL 6
      Mr. David Peterschmidt’s term of office will end at the close of the Meeting. The Board of Directors proposes that his term of office be renewed for a three-year term that would expire at the close of the annual shareholders’ meeting called to deliberate upon the Company’s financial statements for the year ending on December 31, 2008, i.e., at the annual shareholders’ meeting to be held in 2009.
      The Sixth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

PROPOSAL 7
      The Board of Directors appointed Mr. John Schwarz, as Director of the Company, subject to ratification at the next general meeting of shareholders, as successor of Mr. David Roux, who resigned from his position of a Director of the Company on January 25, 2006. The term of office of Mr. John Schwarz on the Board of Directors would be the remainder of Mr. David Roux’s term and will expire at the close of this Meeting.
      The Board of Directors proposes that you ratify the appointment of Mr. John Schwarz as a Director of the Company.
      The Seventh Resolution sets forth the full text of the shareholder action to which this Proposal relates.
PROPOSAL 8
      Mr. John Schwarz’s term of office will end at the close of the Meeting. The Board of Directors proposes that his term of office be renewed for a three-year term that would expire at the close of the annual shareholders’ meeting called to deliberate upon the Company’s financial statements for the year ending on December 31, 2008, i.e., at the annual shareholders’ meeting to be held in 2009.
      The Eighth Resolution sets forth the full text of the shareholder action to which this Proposal relates.
SUCH ARE THE SUBJECTS OF THE FOURTH, FIFTH, SIXTH, SEVENTH AND EIGHTH
RESOLUTIONS SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF
WHICH THE BOARD OF DIRECTORS RECOMMENDS A VOTE
PROPOSALS 9 AND 10
RELATED TO RATIFICATION AND APPROVAL OF THE REGULATED AGREEMENTS IN COMPLIANCE WITH THE FRENCH CORPORATE LAW REQUIREMENTS
      In compliance with French corporate law, a “Regulated Agreement” is any agreement to be entered into, directly or indirectly, between the Company and its Directors, Chairman of the Board, Chief Executive Officer, a shareholder owning at least 10% of the voting rights, or if such shareholder is a company, the company controlling such shareholder. Accordingly, an underwriting agreement between the Company and its main shareholders is a Regulated Agreement (Proposal 10).
      Regulated Agreements also include the agreements of the Company with third parties in which one of the persons listed in the first paragraph above has an interest. Accordingly, the Company’s insurance policy agreement with an insurance company to cover the liabilities which may be incurred by its Directors and Officers in their respective capacities is a Regulated Agreement pursuant to French law (Proposal 9).
      Regulated Agreements also include the commitments to the benefit of the Chairman of the Board and the Chief Executive Officer, taken by the Company or its controlled affiliates and corresponding to compensation, indemnification or benefits that could be paid or granted in case of termination or change of position on or after such event occurrence. Accordingly, the employment agreements of the Chairman and the Chief Executive Officer with the Company and its subsidiaries, stipulating special post-termination consideration are regulated agreements (Proposal 10).
      In compliance with the French corporate law, Regulated Agreements must be submitted for authorization of the Board of Directors and then must be approved by the next general meeting of shareholders of the Company. However, if the Board is unable to approve a Regulated Agreement, the general meeting of shareholders may ratify this Regulated Agreement based on the special report of the Statutory Auditors of the Company setting out the circumstances by virtue of which the Board authorization procedure has not been followed.

PROPOSAL 9
RATIFICATION OF REGULATED AGREEMENTS
      The Company has obtained and maintained civil liability insurance since September 1994 against liabilities its Directors and Officers may incur in their respective capacities, in accordance with its commitment vis-à-vis each of its Directors and Officers at the time of the admission of the Company’s shares on the Nasdaq National Market. This commitment, as well as the liability insurance agreement, was duly approved and ratified by the shareholders’ meeting held on August 17, 1994. The liability insurance agreements are available for review at the Company’s registered office.
      In accordance with its commitment, the Company renewed its liability insurance agreements on November 10, 2005, but the Board of Directors could not previously authorize these agreements as required by French law because all Directors were interested in these agreements and accordingly, in compliance with French law, none of them could participate in the vote for the authorization. Accordingly, these agreements had to be signed without prior authorization of the Board, as provided for in article L. 225-38 of the French Commercial Code.
      Given the commitment with the Directors and Officer and the necessity to attract to and retain on its Board, qualified persons despite the increased risks of liability that these persons may incur because of the quotation of the Company on the Nasdaq National Market and Eurolist by Euronexttm, the Board of Directors considers the renewal of these agreements by the Company to be in conformity with its commitments, its corporate interest and the practices of numerous other public companies. Therefore, the Board of Directors proposes that you ratify these liability insurance agreements, based on the special report prepared by the Statutory Auditors, pursuant to article L. 225-42, paragraph 3, of the French Commercial Code.
      The Ninth Resolution sets forth the full text of the shareholder action to which this Proposal relates.
SUCH IS THE SUBJECT OF THE NINTH RESOLUTION SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH THE BOARD OF DIRECTORS RECOMMENDS A VOTE
PROPOSAL 10
APPROVAL OF REGULATED AGREEMENTS
      On September 9, 2005, the Board of Directors authorized commitments of the Company and of some of its subsidiaries for the benefit of Mr. Liautaud, the Chairman of the Board, and Mr. Schwarz, the Chief Executive Officer, by resolution of the Board of Directors and employment agreements, specifying that Mr. Liautaud and Mr. Schwarz would be entitled to compensation, indemnification and benefits in case of termination of their office with the Company and with the concerned subsidiaries (the “Commitments”). A description of the terms of the Commitments is set forth in the section captioned “Executive Compensation — Employment Contracts, Change-of-Control Arrangements and Separation Agreements.” Mr. Schwarz’s employment agreement was filed with the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 9, 2005 and is publicly available at www.sec.gov. The Company intends to file Mr. Liautaud’s employment agreements with the SEC on a Current Report on Form 8-K. In addition, each of these agreements are also available without charge to you, upon written request made to the Company at 157-159 rue Anatole France, 92300 Levallois-Perret, France, Attention: Legal Department.
      Pursuant to the Amended and Restated Stockholders Agreement by and among the Company, New SAC, CB Cayman, and the others stockholders dated as of October 15, 2003, the Company filed a registration statement on Form S-3 with the SEC for the resale of approximately up to 15.9 million of Company’s Shares held by New SAC, in form of ADS, which was declared effective by the SEC on October 26, 2005.
      From time to time until the earlier of the resale of all ADSs previously held by New SAC and distributed to its shareholders or January 2, 2007, the New SAC shareholders may require the Company to enter into a customary underwriting agreement (the “Underwriting Agreement”) with a designated underwriter and the New SAC shareholders in connection with the sale of the ADSs under the registration statement. In connection with the sale of 9,550,000 ADSs held by New SAC under the registration statement on November 9, 2005, the Company entered into an Underwriting Agreement with New SAC and the designated underwriter upon the resale of the Company’s shares held by New SAC. As New SAC owned more than 10% of the Company’s share capital at that time, the template of Underwriting Agreement was approved by the Board at its meeting on October 29, 2005. The Amended and Restated Stockholders Agreement was filed with the Company’s Current Report on Form 8-K on October 17, 2003 and a form of the Underwriting Agreement was filed with the Company’s Current Report on Form 8-K on November 10, 2005. These documents are publicly available on the SEC’s web site at www.sec.gov. In addition, a copy of these agreements are also available, without charge to you, upon written request made to the Company at 157-159 rue Anatole France, 92300 Levallois-Perret, France, Attention: Legal Department.
      In this context, pursuant to the provisions of articles L.225-38 and L.225-42-1 of the French Commercial Code and based on the special report prepared by the Statutory Auditors, the Board of Directors proposes that you approve the Commitments and the Underwriting Agreement.
      The Tenth Resolution sets forth the full text of the shareholder action to which this Proposal relates.
SUCH IS THE SUBJECT OF THE TENTH RESOLUTION SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH THE BOARD OF DIRECTORS RECOMMENDS A VOTE
PROPOSAL 11
APPOINTMENT OF AUDITEX, AS COMPANY’S ALTERNATE STATUTORY AUDITOR OF
ERNST & YOUNG AUDIT AS REPLACEMENT FOR MR. ALAIN VINCENT, COMPANY’S ALTERNATE STATUTORY AUDITOR
      Pursuant to French law, French commercial companies that are required to publish consolidated financial statements must appoint two regular statutory auditors as well as their respective alternate statutory auditors. The alternate statutory auditor would become regular statutory auditor in case of death, early retirement, resignation or dismissal of the regular statutory auditor. The shareholders have sole authority to appoint these statutory auditors. But in case of death, early retirement, resignation or dismissal of the alternate statutory auditor, the shareholders must appoint a successor. The term of the office of the successor as alternate statutory auditor will be the remainder of the term of office of the former alternate statutory auditor.
      The Board of Directors hereby informs you that Mr. Alain Vincent, alternate statutory auditor of Ernst & Young Audit, has notified the Board of Directors of his resignation as alternate statutory auditor, which will be effective at the close of the Meeting.
      Accordingly, following the recommendation of the Company’s Audit Committee, the Board of Directors proposes that you appoint Auditex as the alternate Statutory Auditors of Ernst & Young Audit, which is one of the regular statutory auditors of the Company. In accordance with French law, Auditex’s term of office will be the remainder of Mr. Vincent’s term of office. Therefore, Auditex’s term of office would expire at the close of the annual shareholders’ meeting called to deliberate upon the Company’s financial statements for the year ending on December 31, 2008, i.e., at the annual shareholders’ meeting to be held in 2009.
      The Eleventh Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE ELEVENTH RESOLUTION
SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
PROPOSAL 12
AUTHORIZATION GRANTED TO THE BOARD OF DIRECTORS TO REPURCHASE ORDINARY SHARES OF THE COMPANY
      In the ninth resolution of the shareholders’ meeting of June 14, 2005, you authorized the Board of Directors to repurchase the Ordinary Shares or ADSs up to a maximum of 10% of the share capital of the Company, it being specified that the total number of treasury shares shall not exceed 10% of the Company’s share capital. The maximum purchase price per share is €30 (excluding costs) or its U.S. dollar equivalent. The maximum amount of funds dedicated to this share repurchase program cannot exceed € 250 million or the U.S. dollar equivalent. This authorization is valid for a period of 18 months and will expire on December 14, 2006.
      On December 31, 2005, the Company held 124,698 treasury shares, representing 1.91% of the total number of shares authorized to be purchased under this program and 0.13% of the Company’s share capital. All these treasury shares were allocated to be used to fulfill obligations related to stock option programs or other allocations of shares to employees or officers of the Company or its controlled affiliates. The average purchase price of these treasury shares is € 15.88.
      The Board of Directors proposes that you renew this authorization in order to authorize the repurchase of Ordinary Shares or ADSs up to a maximum of 10% of the Company’s share capital, it being specified that the total number of treasury shares shall not exceed 10% of the Company’s share capital. The maximum purchase price per share would be €43 (excluding costs) or its U.S. dollar equivalent. The maximum amount of funds dedicated to this share repurchase program may not exceed € 250 million or the U.S. dollar equivalent.
      Pursuant to this new authorization, the shares may be repurchased, upon a decision of the Board of Directors, in order to:

•	purchase and hold shares in treasury form in order to later provide shares as consideration in the context of potential external growth transaction, in compliance with applicable securities regulations and stock market rules;

•	fulfill obligations related to stock option programs or other allocations of shares to employees or officers of the Company or of a related company;

•	deliver shares upon the exercise of the rights attached to securities giving the right to shares of the Company;

•	manage the market making in the secondary market and the liquidity of the Company’s share price by an investment services provider through a liquidity agreement compliant with the ethics charter approved by the Autorité des Marchés Financiers (“AMF”) and subject to compliance with the rules of the SEC and the Nasdaq National Market;

•	cancel such repurchased shares, subject to the approval of a specific resolution by the extraordinary shareholders’ meeting; and

•	implement any market practice which would become authorized by the law or the AMF and subject to compliance with the rules of the SEC and the Nasdaq National Market.
      This resolution may be used by the Board of Directors for all treasury shares.
      The shares may be purchased, sold, transferred or exchanged by any means, including, on the open market or over-the-counter, as the case may be, or by way of derivative securities or warrants or securities giving access to the Company’s share capital or by implementation of optional strategies; at any time, in compliance with applicable regulations. The part of the program that may be carried out through block trades is not limited.

      If you approve this resolution, the Board of Directors requests that you grant to the Board of Directors the necessary powers, with the option to sub-delegate, to implement the program.
      If you approve this resolution, it will replace the preceding authorization granted by the shareholders’ meeting of June 14, 2005, and will be granted for a maximum period of 18 months following the date of the present Meeting and it may also be used during a public tender offer and/or exchange offer, within the limits permitted by applicable regulations.
      In accordance with the provisions of article L. 225-210 of the French Commercial Code, treasury shares have no voting or dividend rights. Pursuant to the provisions of article L. 225-110 of the French Commercial Code, the acquisition of a company’s own shares may not result in the reduction of shareholders’ equity to an amount less than the share capital as increased by non-distributable reserves.
      The Twelfth Resolution sets forth the full text of the shareholder action to which this Proposal relates.
SUCH IS THE SUBJECT OF THE TWELFTH RESOLUTION
SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
PROPOSAL 13
AUTHORIZATION GRANTED TO THE BOARD OF DIRECTORS TO REDUCE
THE COMPANY’S SHARE CAPITAL BY CANCELLATION OF TREASURY SHARES
      Within the framework of the share repurchase program, the Board of Directors proposes that you authorize the Board of Directors to reduce the Company’s share capital, on one or more occasions, by cancellation of Ordinary Shares repurchased by the Company under its share repurchase programs. In accordance with French law, Ordinary Shares cancelled over a 24-month period may not exceed 10% of the Company’s share capital.
      The Board of Directors cancelled 2,942,977 treasury shares on October 20, 2005, representing 3.1% of the Company’s share capital as of December 31, 2005.
      If you approve this resolution, it will replace the preceding authorization granted by the shareholders’ meeting of June 14, 2005, and will be granted for a maximum period of 18 months following the date of the present Meeting.
      The Thirteenth Resolution sets forth the full text of the shareholder action to which this Proposal relates.
SUCH IS THE SUBJECT OF THE THIRTEENTH RESOLUTION
SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
PROPOSALS 14 AND 15
AUTHORIZATIONS GRANTED TO THE BOARD OF DIRECTORS TO ISSUE
WARRANTS TO SUBSCRIBE TO ORDINARY SHARES RESERVED
FOR CERTAIN NON-EMPLOYEE DIRECTORS OF THE COMPANY
General
      Pursuant to articles L. 228-91 et seq. of the French Commercial Code, the Board of Directors requests that you authorize the Board of Directors to issue warrants to two non-employee Directors to subscribe for a maximum of 90,000 Ordinary Shares of the Company, reserved to such Directors; without taking into account possible adjustments to preserve the rights of holders of warrants to subscribe to Ordinary Shares, pursuant to applicable legal provisions and regulations and, where applicable, contractual provisions providing for other instances of adjustments.

      These warrants will be issued free of charge to the concerned Directors.
      If you approve this Proposal, you would be waiving your preferential subscription rights to subscribe these warrants and you reserve such rights to the concerned Directors. The approval of this Proposal also entails your waiver of your preferential subscription rights to subscribe the new Ordinary Shares to be issued upon exercise of these warrants.
PROPOSAL 14
      The Board of Directors proposes that you authorize the grant of 45,000 warrants to subscribe 45,000 Ordinary Shares, reserved to Mr. Jean-François Heitz, subject to the renewal of his term of office at the Meeting;
      The Fourteenth Resolution sets forth the full text of the shareholder action to which this Proposal relates.
PROPOSAL 15
      The Board of Directors proposes that you authorize the grant of 45,000 warrants to subscribe 45,000 Ordinary Shares, reserved to Mr. David Peterschmidt, subject to the renewal of his term of office at the Meeting;
      The Fifteenth Resolution sets forth the full text of the shareholder action to which this Proposal relates.
Method of Grant of Warrants to these Directors
      Because of Messrs. Heitz and Peterschmidt broad expertise, in financial, technical, organizational and strategic areas, the Board of Directors believes that it is in the best interests of the Company to attract and retain them by offering them warrants free of charge. The Board of Directors also believes that the ownership of the Ordinary Shares by members of the Board of Directors serves to align their interests with those of the Company’s shareholders.
Report on “Special Advantages”
      The issuance of such warrants without consideration may be viewed as a “special advantage” granted to Messrs. Heitz and Peterschmidt within the meaning of article L. 225-147 of the French Commercial Code. As a result, the Board of Directors has applied the procedure for “special advantages.” A special independent auditor (Commissaire aux avantages particuliers), appointed pursuant to an order of the President of the Commercial Court of Nanterre, will review the value of these special advantages and their consequences on the situation of the shareholders in his report. Pursuant to this report, the special advantages from which Messrs. Heitz and Peterschmidt could benefit consist of: (i) the issuance of these warrants without charge and (ii) the granting of an exercise price per share set at the date of issuance of such warrants, which may be lower than the fair market value of the shares at the time of exercise of the warrants.
Exercise Price
      The exercise price per share underlying each warrant will be equal to the last closing price of such share on the last trading day prior to the date of the shareholders’ meeting, as reported on Eurolist by Euronexttm, which the Board of Directors has determined is the fair market value of the Ordinary Shares.
Vesting and Exercise
      If you approve the authorizations for the issuance of the warrants in favor of the beneficiaries named above, the Board of Directors intends to include the following provisions:
      The warrants granted to Messrs. Heitz and Peterschmidt would vest over three years, as follows: one-third of the warrants would be exercisable on or after June 1, 2007, one-third of the warrants would be exercisable on or after June 1, 2008 and one-third of the warrants would be exercisable on or after June 1, 2009.
      These warrants will expire on the earlier to occur of (i) the 7th anniversary of the date of their issuance or (ii) the 91st day following the date on which the Director ceases to be a member of the Board of Directors.
Legal Information Relating to the Effect of the Issuance on the Company’s Security Holders
      If the shareholders of the Company authorize the Board of Directors to issue the proposed warrants in favor of Messrs. Heitz and Peterschmidt, whenever such authorization is used, the Board of Directors will prepare, in accordance with the provisions of article 155-2 of Decree No. 67-236 dated March 23, 1967 on commercial companies, a report to the Company’s security holders describing the definitive terms of the transaction and indicating (i) the potential dilutive effect of the issuance of the securities on the Company’s security holders, (ii) the potential effect of the issuance of the securities on the net equity per share, and (iii) the theoretical effect of the issuance of the securities on the market value of the Company’s Ordinary Shares, as defined in article 155-1 of Decree No. 67-236 dated March 23, 1967.
Other Consequences of Issuing Warrants
      If you authorize the Board of Directors to issue these warrants, the Company will, in accordance with French law, and for as long as any warrant is outstanding, refrain from redeeming its share capital and modifying the allocation of profits without reserving the rights of the warrant holders.
      Holders of each type of warrants with the same rights will be grouped in a distinct class of warrants holders (Masse) for the defense of their mutual interest.
      If approved, these authorization would be valid for a period of 1 year following the date of this Meeting.
SUCH ARE THE SUBJECTS OF THE FOURTEENTH AND FIFTEENTH RESOLUTIONS
SUBMITTED FOR YOUR APPROVAL, AND IN FAVOR OF WHICH
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
PROPOSALS 16 TO 20
PREAMBLE ON THE AUTHORIZATIONS AND DELEGATIONS TO ISSUE ORDINARY SHARES
UNDER EMPLOYEE STOCK PLANS
      Under the sixteenth to the twentieth proposals, the Board of Directors proposes you to authorize the Board of Directors to issue Ordinary Shares in order to continue to implement share capital increases reserved to employees as well as to grant stock options and awards under the Company’s employee stock plans. Because the Board of Directors believes that such plans and related incentives encourage a high level of service from personnel, serve as a means of rewarding the contribution of the employees to the success of the Company and also serve as a tool for attracting and retaining highly qualified personnel and key employees. The Board of Directors believes also that these plans and incentives serve as compensation and reward mechanisms for employees. The Board of Directors has concluded that the ability to offer stock incentives under employee stock plans is a critical element to the future success of the Company.
      Pursuant to French law, the Company is required to have one authorization per plan and, each should set the number of Ordinary Shares reserved for issuance under each Plan. However in order to limit the shareholders’ dilution, the Board of Directors proposes to set a general limit pursuant to which the total number of Ordinary Shares issued during each calendar year under the sixteenth, the seventeenth, the eighteenth, the nineteenth and the twentieth proposals of this Meeting shall not exceed for each concerned calendar year 3% of the Company’s share capital as of December 31 of the previous calendar year (the “General Limit”).

PROPOSAL 16
AUTHORIZATION GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE COMPANY’S SHARE CAPITAL THROUGH THE ISSUANCE OF ORDINARY SHARES, WITH SUBSCRIPTION RESERVED TO THE PARTICIPANTS IN THE COMPANY EMPLOYEE SAVINGS PLAN
      Within the framework of the Company’s Employee Savings Plan (the “Savings Plan”) implemented by the Company, eligible employees of the Company and any employees of Company’s subsidiaries may subscribe for Ordinary Shares of the Company through a mutual fund during subscription periods, the dates of which are set by the Board of Directors. The Savings Plan’s purpose is to allow eligible employees to invest their personal savings, including through the allocation of any sums paid by the Company or, as the case may be, its subsidiaries as part of profit-sharing plans and to benefit from the favorable French income tax and social security provisions applicable to employee savings plans.
      Since its adoption in 1995 through December 31, 2005, the Company issued 1,209,881 Ordinary Shares which were subscribed under the Savings Plan, of which 114,861 Ordinary Shares were issued in 2003 at an average price of €15.86 per share, 82,686 Ordinary Shares were issued in 2004 at an average price of €16.74 per share and 107,888 Ordinary Shares were issued in 2005 at an average price of € 16.73 per share.
      As of December 31, 2005, there were 349,839 Ordinary Shares held under the Savings Plan through the FCPE Business Objects Actionnariat.
      The extraordinary shareholders’ meeting of June 10, 2004, authorized the issuance of 100,000 Ordinary Shares under the Savings Plan. As of the date of this report, 78,304 of those Ordinary Shares had been issued. This authorization for the 21,696 Ordinary Shares, reserved but unissued under the Saving Plan, will expire at the Meeting. Furthermore, the extraordinary shareholders’ meeting of June 15, 2005 authorized the issuance of 100,000 Ordinary Shares under the Savings Plan. This authorization for the 100,000 Ordinary Shares, reserved but unissued under the Savings Plan will expire June 2007.
      In order to permit the Company to offer Ordinary Shares under the Savings Plan, the Board of Directors proposes that you authorize the Board of Directors, with right to delegate according to the legal conditions, to increase, on one or more occasions and in its sole discretion, the Company’s share capital up to a maximum nominal amount of € 300,000 per calendar year through issuances of Ordinary Shares of the Company reserved for employees who participate in the Savings Plan; provided, however, that the total number of shares issued during each calendar year under all the plans and programs set forth by the sixteenth, the seventeenth, the eighteenth, the nineteenth and the twentieth proposals of this Meeting may not exceed for each concerned calendar year, the General Limit, i.e., 3% of the Company’s share capital as of December 31 of the previous calendar year.
      The subscription price of such Ordinary Shares would be at least equal to the higher of the two following prices: 80% of the average of the opening prices of the Company’s share as quoted on Eurolist by Euronexttm over the 20 consecutive trading days preceding the day of the decision setting the opening date for subscription; or 85% of the closing price of the Company’s share as quoted on Eurolist by Euronexttm on the last trading day preceding the day of the decision setting the opening date for subscription; provided, however, that the subscription price of a share shall not exceed 100% of the average of the opening prices of the Company’s share as quoted on Eurolist by Euronexttm over the 20 consecutive trading days preceding the day of the decision setting the opening date for subscription.
      The Board of Directors proposes further that you authorize the Board of Directors, with the right to delegate according to the legal conditions, to draw up the subscription price according to price setting conditions set forth by the shareholders, and to set the conditions under which the subscribed Ordinary Shares will be paid for and issued.

      If you approve this Proposal, you would be waiving your preferential subscription right to subscribe the new Ordinary Shares to be issued in favor of employees who participate in the Savings Plan.
      If approved, this authorization would be effective until the annual shareholders’ meeting called to deliberate upon the financial statements for the year ending December 31, 2007, i.e., at the annual shareholders meeting to be held in 2008.
Legal Information Relating to the Effect of the Issuance on the Company’s Security Holders
      If the shareholders authorize the Board of Directors to issue these Ordinary Shares, whenever such authorization is used, the Board of Directors will prepare, in accordance with the provisions of article 155-2 of Decree No. 67-236 dated March 23, 1967 on commercial companies, a report to the Company’s security holders describing the definitive terms of the transaction and indicating (i) the potential dilutive effects of the issuance of the securities on the position of the Company’s security holders, (ii) the potential effects of the issuance of the securities on net equity per share, and (iii) the theoretical effect of the issuance of the securities on the market value of the Company’s Ordinary Shares as defined in article 155-1 of Decree No. 67-236 dated March 23, 1967 on commercial companies.
Summary of the Savings Plan
      Purpose. The purpose of the Savings Plan is to attract and retain the best available personnel, to provide additional incentives to employees and to promote the success of the Company’s business.
      Administration. The Board of Directors has full authority to make offers for the subscription of Ordinary Shares under the Savings Plan within the limits set by French law and the shareholders of the Company.
      Eligibility and Participation. Any employee of the Company or its controlled affiliates employed for at least three months is eligible to participate in the Savings Plan. The number of Ordinary Shares that a given employee may subscribe to is determined as a percentage of 10% of the compensation received by the employee over a six-month period set by the Savings Plan. No participant may subscribe for more than 500 Ordinary Shares per subscription period. All employees participating in the Savings Plan have the same rights and privileges, except for the number of Ordinary Shares for which each employee may subscribe. The right to subscribe for the Ordinary Shares may be exercised only by an eligible employee and is not transferable.
      Offering Periods. The Board of Directors may open offering periods of up to approximately three weeks, which generally end on March 31 and September 30.
      Subscription Price. The subscription price of one Ordinary Share is calculated in euros and may not be less than the higher of (i) 85% of the closing price for one Ordinary Share as quoted on Eurolist by Euronexttm on the last trading day prior to the date of the decision to set the opening date for subscription and (ii) 80% of the average of the opening prices quoted on Eurolist by Euronexttm on the 20 trading days preceding the day of the decision to set the subscription period opening date. The subscription price may not exceed 100% of the average set forth in clause (ii) above.
      Withdrawals. Funds invested by employees in the Savings Plan cannot be disposed of for a period of 5 years from the investment, except under limited circumstances specified by French law.
      Tax Information. The investments made under the Savings Plan benefit from the favorable income tax and social security provisions of French law applicable to employee savings plans.
      Plan Benefits. Given that the number of Ordinary Shares that may be purchased under the Savings Plan is determined, in part, on the compensation received by an employee and given that participating in the

Savings Plan is voluntary on the part of the employee, the actual number of Ordinary Shares that may be purchased by any individual is not determinable.
2005 Participation
      Only employees of the Company participated in the 2005 subscription offers under the Savings Plan. During 2005, the employees of the Company’s subsidiaries participated in subscription offers under the 2004 International Employee Stock Purchase Plan. The Directors and the Chief Executive Officer of the Company are not eligible to participate in the Savings Plan. The Company’s other executive officers did not participate in the Savings Plan in 2005. Of the eligible employee, 469 employees of the Company participated in the subscription period closed on March 31, 2005 and 425 employees of the Company participated in the subscription period closed on September 30, 2005.
      The Sixteenth Resolution sets forth the full text of the shareholder action to which this Proposal relates.
SUCH IS THE SUBJECT OF THE SIXTEENTH RESOLUTION
SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH THE
BOARD OF DIRECTORS RECOMMENDS A VOTE
PROPOSAL 17
DELEGATION GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE COMPANY’S SHARE CAPITAL THROUGH THE ISSUANCE OF ORDINARY SHARES, WITH SUBSCRIPTION RESERVED TO THE 2004 BUSINESS OBJECTS S.A. EMPLOYEE BENEFITS TRUST UNDER THE 2004 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN
      The 2004 International Employee Stock Purchase Plan (“IESPP”) of the Company was approved at the extraordinary shareholders’ meeting held on June 10, 2004. The IESPP is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code.
      Since its adoption in 2004 through December 31, 2005, the Company issued 219,000 Ordinary Shares under the IESPP, all issued in 2005 at a price of € 16.63 per share.
      The extraordinary shareholders’ meeting of June 10, 2004 authorized the issuance of 475,000 Ordinary Shares under the IESPP. As of the date of this report, 219,000 of those Ordinary Shares had been issued. This authorization for the 256,000 remaining Ordinary Shares, under the IESPP, will expire in June 2006. Furthermore, the extraordinary shareholders’ meeting of June 15, 2005, authorized the issuance of 700,000 Ordinary Shares under the IESPP. None of those Ordinary Shares have been issued yet. This authorization for the 700,000 Ordinary Shares, under the Saving Plan, will expire December 2007.
      In order to permit the Company to continue to offer the Company’s Ordinary Shares under the IESPP, the Board of Directors proposes that you decide the principle of one or several Company’ share capital increases up to a maximum nominal amount of € 300,000 per calendar year through issuances of Ordinary Shares of the Company, subscription to which is reserved to the 2004 Business Objects S.A. Employee Benefits Trust, provided, however that the total number of shares issued during each calendar year under all the plans and programs set forth by the sixteenth, the seventeenth, the eighteenth, the nineteenth and the twentieth proposals of this Meeting may not exceed for each concerned calendar year, the General Limit, i.e. 3% of the Company’ share capital as of December 31 of the previous calendar year.
      The subscription price of such Ordinary Shares would be at least equal to 85% of the lower of the closing price of the Company’s shares as reported on Eurolist by Euronexttm on the first day of the given subscription period and the last day of such subscription period.
      The Board of Directors proposes further that you delegate to the Board of Directors, with right to sub-delegate according to the legal conditions, all power in order to draw up the subscription price according to price setting conditions set forth by the shareholders and the IESPP, and to set the conditions under which the subscribed Ordinary Shares will be paid for and issued.

      If you approve this Proposal, you would be waiving your preferential subscription right to subscribe the new Ordinary Shares to be issued in favor of the 2004 Business Objects S.A. Employee Benefits Trust, acting on behalf of the employees of the Company and its subsidiaries.
      If approved, this delegation would be valid for a period of 18 months following the date of this Meeting, provided that the issuance would be executed during the maximum period of 18 months following the date of this general Meeting.
Legal Information Relating to the Effect of the Issuance on the Company’s Security Holders
      If the shareholders authorize the Board of Directors to issue these shares pursuant to this proposal, whenever such authorization is used, the Board of Directors will prepare, in accordance with the provisions of article 155-2 of Decree No. 67-236 dated March 23, 1967 on commercial companies, a report to the Company’s security holders describing the definitive terms of the transaction and indicating (i) the potential dilutive effects of the issuance of the securities on the Company’s security holders, (ii) the potential effects of the issuance of the securities on net equity per share and (iii) the theoretical effect of the issuance of the securities on the market value of the Company’s Ordinary Shares as defined under article 155-1 of Decree No. 67-236 dated March 23, 1967.
Summary of the 2004 International Employee Stock Purchase Plan
      Purpose. The purpose of the IESPP is to attract and retain the best available personnel, to provide an additional incentive and to promote the success of the Company.
      Administration. The Board of Directors, or any committee designated by it for this purpose (the “Administrator”) administers the IESPP. Subject to the other provisions of the IESPP, the Administrator has the authority to construe, interpret and apply the terms of the IESPP and to determine which subsidiaries’ employees may participate.
      Eligibility. Any employee of the Company controlled affiliates designated by the Administrator prior to the subscription period is eligible to participate in the IESPP; provided however that the Administrator may exclude certain part-time, temporary or highly compensated employees, in its sole discretion.
      Participation. An eligible employee may become a participant in the IESPP providing a completed enrollment form to his employer prior to the beginning of subscription period.
      Payroll Deductions. At the time an employee files his enrollment form, the employee elects to have payroll deductions made during the subscription period in an amount not to exceed 10% of the compensation which the employee receives during the subscription period. No employee may subscribe for more than 500 Ordinary Shares per subscription period. An employee may increase or decrease the percentage of the employee’s participation during the subscription period by amending the original subscription agreement. No interest accrues on payroll deductions.
      Subscription Period. The subscription period is a period of approximately six months, commencing on (i) the first trading day on or after May 1 and ending on the first trading day on or after the following November 1 and (ii) the first trading day on or after November 1 and ending on the first trading day on or after May 1.
      Issue Price. For each subscription period, the issue price per share shall not be less than 85% of the lower closing price per share as quoted on Eurolist by Euronexttm on the first and last days of the subscription period.
      Reimbursement and Termination of Employment. An employee may request the reimbursement of payroll deductions at any time within the conditions of the procedures established by the Administrator. An employee’s withdrawal from a subscription period has no effect on the employee’s eligibility to participate in any succeeding subscription period. If an employee ceases to be an employee for any reason, and if the payroll deductions have not yet been used to subscribe under the offer, such deductions will be reimbursed in full.

      Tax Information. The IESPP and the right of employees to subscribe thereunder, are intended to qualify under Section 423 of the Internal Revenue Code.
      An employee who is a United States taxpayer will not have taxable income related to the Ordinary Shares purchased under the IESPP until the employee sells or otherwise disposes of the Ordinary Shares. Upon sale or other disposition of the Ordinary Shares, the employee will generally be subject to tax and the amount of the tax will depend upon the holding period. If the employee sells or otherwise disposes of the Ordinary Shares more than 2 years from the first day of the offering period and more than 1 year from the date of the Ordinary Shares are purchased, the employee will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the Ordinary Shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the Ordinary Shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the employee sells or otherwise disposes of the Ordinary Shares before the expiration of these holding periods, the employee will recognize ordinary income generally measured as the excess of the fair market value of the Ordinary Shares on the date of purchase over the purchase price. Any additional gain or loss of such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period.
      The foregoing is only a summary of the effect of U.S. federal income taxation upon the employee and the Company with respect to the Ordinary Shares purchased under the IESPP. You should refer to the applicable provisions of the Internal Revenue Code. In addition, the summary does not discuss the tax consequences of an employee’s death or the income tax laws of any state or other country in which the employee may reside.
      Plan Benefits. Given that the number of Ordinary Shares that may be purchased under the IESPP is determined, in part, on the compensation received by an employee and given that participating in the IESPP is voluntary on the part of the employee, the actual number of Ordinary Shares that may be purchased by any individual is not determinable.
2005 Participation
      The Directors of the Company and of its subsidiaries are not eligible to participate to the IESPP. The Officers of each Company’s subsidiary are eligible to participate to the IESPP only if they are also an employee of this subsidiary and if they owned less than 5% of the share capital of this subsidiary. As a group, the executive officers of the Company did not purchase any Ordinary Shares under the IESPP in 2005. Of the eligible employees, 1,180 employees of the Company’s subsidiaries participated in the subscription period closed on November 1, 2005.
      The Seventeenth Resolution sets forth the full text of the shareholder action to which this Proposal relates.
SUCH IS THE SUBJECT OF THE SEVENTEENTH RESOLUTION
SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH THE
BOARD OF DIRECTORS RECOMMENDS A VOTE
PROPOSAL 18
AUTHORIZATION GRANTED TO THE BOARD OF DIRECTORS TO GRANT OPTIONS TO SUBSCRIBE OR TO PURCHASE ORDINARY SHARES OF THE COMPANY AND APPROVAL OF THE AMENDMENTS TO THE 2001 STOCK INCENTIVE PLAN
      The extraordinary shareholders’ meeting of February 6, 2001 approved, in its third resolution, the 2001 Stock Incentive Plan (previously named the 2001 Stock Option Plan and amended according to the twenty-fifth resolution of the extraordinary shareholders’ meeting of June 10, 2004), and authorized the Board of Directors to grant, on one or more occasions, to employees and certain officers of the Company and its controlled affiliates, stock options giving the right to subscribe for or purchase up to a maximum of 3,450,000 shares with a nominal value of € 0.10 each (after giving effect to the adjustment made in order to reflect the capitalization of reserves and the distribution of free shares of the Company to its shareholders in March 2001).
      Under the authorization granted by the third resolution of the extraordinary shareholders’ meeting of February 6, 2001, as amended by the eight resolution of the extraordinary shareholders’ meeting of December 11, 2003, and the related terms of the 2001 Stock Incentive Plan, the Board of Directors is further authorized to increase the number of Ordinary Shares that may be subscribed for or purchased upon the exercise of stock options granted pursuant to the 2001 Stock Incentive Plan, within the limit of the lowest of the following amounts: (i) 6,500,000 Ordinary Shares with a nominal value of € 0.10 each, (ii) the number of Ordinary Shares corresponding to 5% of the total number of Company Ordinary Shares outstanding as of June 30, and (iii) any lesser amount as determined by the board of directors, it being understood that in no event shall the total number of options outstanding give the right to subscribe to a total number of Business Objects Ordinary Shares in excess of one third of Business Objects’ share capital, in accordance with article L.225-182 of the French Commercial Code and article 174-17 of the Decree of March 23, 1967. This authorization will expire on February 11, 2007.
      Since its adoption in 2001 through December 31, 2005, the Company granted 10,822,971 options to subscribe Ordinary Shares under the 2001 Stock Incentive Plan, including 3,008,550 options in 2005. Of the granted options, 606,222 options have been exercised and 3,621,500 have been cancelled.
      As of December 31, 2005, 447,143 options were available for grant under the 2001 Stock Incentive Plan and 12,885,804 options to subscribe Ordinary Shares granted under all Company’s Plans were issued and outstanding.
      In order to permit the Company to continue to grant options under the 2001 Stock Incentive Plan, the Board of Directors proposes that you authorize the Board of Directors to grant, under the 2001 Stock Incentive Plan, on one or more occasions and in its sole discretion, to employees and eligible Directors and Officers of the Company and its controlled affiliates, options to subscribe for or purchase Company’s Ordinary Shares for a maximum nominal amount of € 300,000 per calendar year; provided, however, that the total number of issued and outstanding options shall in no event give the right to subscribe to a total number of Company’s Ordinary Shares in excess of one-third of the Company’s share capital, according to the article L.225-182 of the French Commercial Code and the article 174-17 of the Decree No. 67-236 of March 23, 1967; and provided, further, that the total number of shares issued during each calendar year under all plans and programs set forth by the sixteenth, the seventeenth, the eighteenth, the nineteenth and the twentieth proposals of this Meeting shall not exceed for each concerned calendar year the General Limit, i.e. 3% of the Company’s share capital as of December 31 of the previous calendar year.
      The subscription or purchase price for an option to subscribe or purchase Ordinary Shares may be no less than the higher of (i) 100% of the closing price of the Company Ordinary Shares as reported on the Eurolist by Euronexttm on the last trading day prior to the date of grant, or (ii) 100% of the average of the opening prices of the Company Ordinary Shares on such market over the 20 trading days preceding the grant date; provided, however, that the subscription or purchase price may not be less than 110% of the closing price of the Company Ordinary Shares on the last trading day prior to the date of grant for options intended to qualify as Incentive Stock Options (as defined in the summary below) granted to a U.S. beneficiary who, at the time of the grant, owns stock representing more than 10% of the voting rights of all classes of stock of the Company and/or controlled affiliates; and provided moreover that the purchase price for an option to purchase shares, which were repurchased by the Company and held as treasury shares, may not be less than 100% of the average purchase price of the treasury shares held by the Company under its share repurchase program. The exercise price and the number of shares optioned may not be adjusted, except upon the occurrence of events defined in article L 225-181 of the Commercial Code. Such events relate mainly to changes in capitalization.
      The term of the options would not exceed seven years from their grant date.
      The Board of Directors proposes further that you grant to the Board of Directors all power in order to draw up the list of the option beneficiaries and the number of options granted to each of them, to draw up the subscription price according to price setting conditions set forth by the shareholders and the 2001 Stock

Incentive Plan, and to set the conditions of grant and exercise of the option and the eventual conditions of holding of the Ordinary Shares, as well as to amend the 2001 Stock Incentive Plan.
      If you approve this Proposal, you would be waiving your preferential subscription right to subscribe the new Ordinary Shares to be issued following option exercises in favor of the option holders.
      If approved, this authorization would replace the preceding authorization granted by the shareholders’ meeting of December 11, 2003 and would be valid for a period of 24 months following the date of this general meeting and all provisions of the 2001 Stock Incentive Plan, as amended would remain unchanged.
      The Board proposes further that you approve the correlative amendments to the 2001 Stock Incentive Plan, as presented below.
Summary of the 2001 Stock Incentive Plan
      Purpose. The purpose of the 2001 Stock Incentive Plan is to attract and retain the best available personnel for positions of substantial responsibilities, to provide additional incentives to employees and to promote the success of the Company’s business.
      Administration. The 2001 Stock Incentive Plan is administered by the Board of Directors. Subject to the other provisions of the Plan, the Board has the power to determine the terms and conditions of the options granted, including the exercise price, the number of shares subject to the option and the exercisability thereof.
      Eligibility. Pursuant to applicable French law, options may be granted to employees of the Company or any affiliated company, as well as to the Chief Executive Officer (Directeur Général). Under French law, the Company cannot grant options to members of the Board of Directors other than the Chief Executive Officer.
      Terms and conditions of options. Each option granted is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

(a) Exercise price. The Board of Directors determines the exercise price at the time the option is granted. The subscription or purchase price for an option to subscribe or purchase Ordinary Shares may be no less than the higher of (i) 100% of the closing price of the Company Ordinary Shares as reported on Eurolist by Euronext on the last trading day prior to the date of grant, or (ii) 100% of the average of the opening prices of the Company Ordinary Shares on such market over the 20 trading days preceding the grant date; provided, however, that the subscription or purchase price may not be less than 110% of the closing price of the Company Ordinary Shares on the last trading day prior to the date of grant for options intended to qualify as Incentive Stock Options granted to a U.S. beneficiary who, at the time of the grant, owns stock representing more than 10% of the voting rights of all classes of stock of the Company and/or controlled affiliates; and provided moreover that the purchase price for an option to purchase shares, which were repurchased by the Company and held as treasury shares may not be less than 100% of the average purchase price of the treasury shares held by the Company under its share repurchase program. The exercise price and the number of shares optioned may not be adjusted, except upon the occurrence of events defined in article L 225-181 of the French Commercial Code. Such events relate mainly to changes in capitalization.

(b) Exercise of the Option. Each stock option agreement specifies the term of the option and the date when the option becomes exercisable. The terms of such vesting are determined by the Board of Directors. Subject to the signature by the employee of his/her stock option agreement and, as the case may be, any exhibit or form attached to the stock option agreement on or before the 90th day from its notification date, options granted by the Company generally vest at a rate of 25% of the shares subject to the option after twelve months, and then 1/48th of the shares subject to the option vest each month thereafter, provided the beneficiary remains continuously employed by the Company or an affiliate company. Due to the provisions of French tax laws, options granted to employees residing in France are subject to a minimum holding period of four years from the date of grant during which the shares acquired through the exercise of such options cannot be transferred or converted into American

Depositary Shares, except under the specific circumstances set forth in article 163 bis C of the French Tax Code.

(c) Termination of Employment. In the event an optionee’s status as an employee terminates for any reason other than death or disability, the optionee may exercise his or her options, to the extent vested, within 90 days from the date of such termination. Options can be exercised within 6 months in case of death or disability.

(d) Term of Options. Options have a term of no more than 7 years.

(e) Non-transferability of Options. An option is not transferable by the optionee other than by will or the laws of descent and distribution. In the event of the optionee’s death, all vested options may be exercised by a person who acquires the right to exercise the option by bequest or inheritance.

(f) Transferability of Shares. As a general rule, shares acquired pursuant to the exercise of an option may be disposed of immediately. However, under the current provisions of French tax and social security laws, French companies are required to pay, in respect of France based employees, French social security contributions as well as certain salary based taxes on the gain corresponding to the difference between the option price and the fair market value of the underlying shares at the time of exercise if the beneficiary disposes of the shares before a four year period following the grant of the option. Due to these provisions, the Board of Directors decided to establish a vesting calendar and to impose a minimum holding period with respect to the shares acquired through the exercise of options, so that France based holders of options may not sell or otherwise dispose of their shares before the expiration of a 4-year period following the date of grant of the options.

      Ability to exchange or reprice options without shareholders approval. None.
      Tax Information. Options granted under the 2001 Stock Incentive Plan may be either “incentive stock options,” as defined in Section 422 of the United States Internal Revenue Code of 1986, as amended, or “nonstatutory” options.
      Incentive Stock Options. If an option granted under the 2001 Incentive Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to exercise of the option unless the optionee is subject to the alternative minimum tax. Upon the sale or exchange of the shares more than 2 years after grant of the option and 1 year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of (i) the fair market value of the stock at the date of the option exercise or (ii) the sale price of the stock. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% stockholder of the Company. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.
      Nonstatutory Stock Options. All other options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time a nonstatutory option is granted. However, upon exercise of a nonstatutory option, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the exercise price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to income tax withholding by the Company. Upon a disposition of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.
      The foregoing summary of the effect of federal income taxation upon optionees with respect to the grant and exercise of options under the 2001 Stock Incentive Plan does not purport to be complete, and reference should be made to the applicable provisions of United States Internal Revenue Code of 1986, as amended. In addition, this summary does not discuss the tax consequences of the optionee’s death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.
      The Eighteenth Resolution sets forth the full text of the shareholder action to which this Proposal relates.
SUCH IS THE SUBJECT OF THE EIGHTEENTH RESOLUTION
SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH THE
BOARD OF DIRECTORS RECOMMENDS A VOTE
PROPOSAL 19
DELEGATION OF POWERS GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE COMPANY’S SHARE CAPITAL THROUGH THE ISSUANCE OF ORDINARY SHARES, WITH SUBSCRIPTION RESERVED TO THE BUSINESS OBJECTS EMPLOYEE BENEFIT SUB-PLAN TRUST UNDER THE 2001 STOCK INCENTIVE SUB-PLAN AND APPROVAL OF THE AMENDMENTS TO THE 2001 STOCK INCENTIVE SUB- PLAN
      The 2001 Stock Incentive Sub-Plan 2004 (“Sub-Plan”) of the Company was approved at the extraordinary shareholders’ meeting held on June 10, 2004. The Sub-Plan allows some non-French subsidiaries of the Company (the “Subsidiaries”) to grant restricted stock and performance shares (“Awards”) to their employees. The Shares underlying Awards are issued and subscribed by the Business Objects Employee Benefit Sub-Plan Trust (the “Trust”). The Trust subscribes for these shares from the Company using funds contributed to the Trust by the Subsidiaries. The Administrator (as defined in the Sub-Plan summary below) then grants Awards to Subsidiary employees.
      Since its adoption in 2004 through December 31, 2005, the Company issued 425,000 Ordinary Shares to the Trust, all issued in 2005 at a price of € 30.54 per share.
      The extraordinary shareholders’ meeting of June 10, 2004 authorized the Board of Directors to increase the share capital, on one or more occasions, by a maximum number of 2,500,000 new Ordinary Shares, of € 0.10 nominal value each, reserved to the Trust. This authorization for the Ordinary Shares will expire in June 2006.
      The Sub-Plan is designed to assist the Subsidiaries in attracting, retaining and motivating the best available personnel for the successful conduct and growth of the Company’s worldwide business. The Board of Directors believes that the Sub-Plan is an essential tool to link the long-term interests of shareholders and Subsidiary employees and serves to motivate Subsidiary employees to make decisions that will, in the long run, give the best returns to shareholders. In addition, the Board of Directors believes this practice is critical to the Company’s ability to attract and retain the Subsidiaries’ employees in a highly competitive market for managerial and technical talent. The Subsidiaries’ substantial operations in Silicon Valley expose them to particularly intense competition in the labor market from both private and public companies. Equity incentives are offered by most companies with which the Company competes for employees, and the Board of Directors believes it is essential to provide stock-based incentives to both new and existing Subsidiary employees.
      In order to permit the Subsidiaries to continue to grant Awards to their employees under the Sub-Plan, the Board of Directors proposes that you decide the principle of one or several Company’s Share capital increases up to a maximum nominal amount of €300,000 per calendar year through issuances of Ordinary Shares of the Company, subscription to which is reserved to the Trust; provided, however, that the total number of Ordinary Shares issued during each calendar year under all plans and programs set forth by the sixteenth, the seventeenth, the eighteenth, the nineteenth and the twentieth proposals of this Meeting may not exceed for each concerned calendar year the General Limit, i.e., 3% of the Company’s share capital as of December 31 of the previous calendar year; and provided, further, that the total number of Ordinary Shares issued and/or allocated under the Sub-Plan and the program set forth by the twentieth proposal may not exceed a maximum nominal amount of € 250,000.

      The subscription price would be at least equal to 100% closing price of the Company’s Ordinary Shares as reported on Eurolist by Euronexttm on the last trading day preceding the decision of the issuance of the Ordinary Shares.
      The Board of Directors proposes further that you delegate to the Board of Directors, with right to sub-delegate according to the legal conditions, all power in order to draw up the subscription price according to price setting conditions set forth by the shareholders and to set the conditions under which the subscribed Ordinary Shares will be paid for and issued.
      If you approve this Proposal, you would waive your preferential subscription right to subscribe the new Ordinary Shares to be issued in favor of the Trust, acting on behalf of the Subsidiaries.
      If approved, this delegation would be valid for a period of 18 months following the date of this general Meeting, provided that the issuance be executed during the maximum period of 18 months following the date of this general Meeting.
Legal Information Relating to the Effect of the Issuance on the Company’s Security Holders
      If the shareholders authorize the Board of Directors to issue these shares pursuant to this proposal, whenever such authorization is used, the Board of Directors will prepare, in accordance with the provisions of article 155-2 of Decree No. 67-236 dated March 23, 1967 on commercial companies, a report to the Company’s security holders describing the definitive terms of the transaction and indicating (i) the potential dilutive effects of the issuance of the securities on the Company’s security holders, (ii) the potential effects of the issuance of the securities on net equity per share and (iii) the theoretical effect of the issuance of the securities on the market value of the Company’s Ordinary Shares as defined under article 155-1 of Decree No. 67-236 dated March 23, 1967.
      The Board proposes further that you approve the correlative amendments to the 2001 Stock Incentive Sub-Plan, as presented below.
Summary of the 2001 Stock Incentive Sub-Plan
      Purpose. The purposes of the Sub-Plan are to enable the non-French subsidiaries of the Company (the “Subsidiaries”) to attract, retain and motivate the best available personnel for positions of substantial responsibility and to promote the success of the Company’s worldwide business. The Sub-Plan allows the Subsidiaries to grant restricted stock and performance share awards (collectively the “Awards”) to their employees.
      Shareholder Value. The Sub-Plan also helps the Company to increase shareholder value by enabling the Subsidiaries to link some of the vesting of Awards to the performance of the Company or its Subsidiaries.
      Administration. The shares underlying the Awards are issued and subscribed by the Trust. The Trust subscribes for shares using funds contributed to the Trust by the Subsidiaries. The Sub-Plan is administered either by the Board of Directors of each Subsidiary which shall administer this Sub-Plan with respect to Subsidiary employee, or a designated committee which shall administer this Sub-Plan with respect to Subsidiary employee of all Subsidiaries (the “Administrator”) who direct the trustee with respect to:

•	determining whether and to what extent Awards are granted;

•	determining the number of shares to be covered by each Award;

•	approving forms of Award agreements for use under the Sub-Plan;

•	determining the terms and conditions, including vesting of Awards. These terms and conditions may provide for the distribution of Awards at a specific time after vesting;

•	construing and interpreting the terms of the Sub-Plan and Awards granted thereunder;

•	prescribing, amending and rescinding rules and regulations relating to the Sub-Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under applicable tax laws;

•	modifying or amending each Award; and

•	making all other determinations deemed necessary or advisable for administering the Sub-Plan.
      Eligibility. The Sub-Plan provides that Awards may only be granted to the employees of the Subsidiaries.
      Awards that are Forfeited. If an Award expires without having been fully vested, the unvested shares will either be returned to the available pool of shares reserved for delivery under the Sub-Plan or, at the request of a Subsidiary, shall be sold by the Trust with the proceeds paid to the Subsidiary.
      Grant of Restricted Stock. Restricted stock may be granted to Subsidiary employees as determined by the Administrator and communicated to the trustee. Restricted stock are granted by the Administrator in the form of units to acquire shares from the Trust. Each such unit is the equivalent of one share for purposes of determining the number of shares subject to an award. Each restricted stock award is evidenced by an agreement specifying such other terms and conditions as are determined by the Administrator. The Administrator has complete discretion to determine:

•	the number of shares subject to an Award granted to any Subsidiary employee; and

•	the conditions that must be satisfied for vesting or grant. These conditions are typically based on the employee signing his/her restricted stock award agreement within 90 days from its receipt by the employee and continuing to provide his/her services to a Subsidiary, but may include a performance-based component.

      Grant of Performance Shares. Performance shares are Awards that are only issued to the Subsidiary employees if certain conditions are satisfied. Typically, these conditions will be based upon signing the performance award agreement within 90 days from its receipt by the employee and achieving performance milestones. However, they may include a service-based component. Performance shares are granted by the Administrator in the form of units to acquire shares from the Trust. Each such unit is the equivalent of one share for purposes of determining the number of shares subject to an Award. Each performance shares award is evidenced by an agreement specifying the purchase price (if any) and such other terms as determined by the Administrator.
      Voting of Trust Ordinary Shares. The Trustee abstains from voting shares held in the Trust.
      Leaves of Absence. Unless the Administrator provides otherwise or as otherwise required by applicable laws, Awards shall cease vesting commencing on the 91st day of any unpaid leave of absence and shall only recommence upon return to active service.
      Dividends and Tax Credits. Any dividends or tax credits applicable to shares underlying Awards that are held in the Trust shall be distributed or forfeited at the same time as the underlying shares, according to their vesting or distribution schedule.
      Non-Transferability of Awards. An Award granted under the Sub-Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution.
      Adjustment Upon Changes in Capitalization, Corporate Transactions. In the event of a capital transaction impacting the capital structure of the Company, appropriate proportional adjustments shall be made in the number of shares and the price (if any) subject to the Awards. Any such adjustment shall be made by the Company and the Administrator. The Company shall issue to the Trust the number of Ordinary Shares to carry out such adjustments within the limits defined by the shareholders authorizations. In the event that the Company is acquired in any merger, consolidation, acquisition of assets or like occurrence, each outstanding Award granted under the Sub-Plan shall be assumed or an equivalent right substituted by a successor corporation (or trust or financial intermediary thereof). If such Awards granted under the Sub-Plan are not assumed, they become fully vested prior to the closing of such merger or consolidation.
      Amendment, Suspension and Termination of the Sub-Plan. The Administrator may amend, suspend or terminate the Sub-Plan at any time; provided, however, that shareholder approval is required for any amendment to the extent necessary and desirable to comply with applicable laws and regulations.
      United States Federal Tax Information. A participant will not have taxable income upon grant. Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the vested shares minus any amount paid for the vested shares. However, if the Administrator provides that an Award will be distributed at a specific time after vesting, the participant may defer income (but not employment tax) measurement and recognition until the time he or she receives the shares. Any Award that is distributed after vesting may need to comply with Internal Revenue Code Section 409A in order to avoid additional taxes, interests and penalties.
      The Company’s U.S. subsidiary generally will be entitled to tax deductions in connection with an Award under the Sub-Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income. Special rules limit the deductibility of compensation paid to the Chief Executive Officer and to each of the four most highly compensated executive officers. Under Section 162(m) of the United States Internal Revenue Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.
      U.S. Accounting Treatment. Commencing with the Company’s 2006 fiscal year, the Company is required to account for its equity compensation awards under FAS 123R. Under FAS 123R the Company is required to record a compensation expense in connection with equity awards to its Subsidiary employees.
      Awards to be Granted to Certain Individuals and Groups. The number of Awards that a Subsidiary employee may receive under the Sub-Plan is at the discretion of the Administrators and therefore cannot be determined in advance.
      The Nineteenth Resolution sets forth the full text of the shareholder action to which this Proposal relates.
SUCH IS THE SUBJECT OF THE NINETEENTH RESOLUTION
SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
PROPOSAL 20
AUTHORIZATION GRANTED TO THE BOARD OF DIRECTORS TO ALLOCATE, FREE OF CHARGE, EXISTING ORDINARY SHARES, OR TO ISSUE, FREE OF CHARGE, NEW ORDINARY SHARES, TO THE EMPLOYEES AND CERTAIN OFFICERS OF THE COMPANY AND TO THE EMPLOYEES OF THE COMPANY’S SUBSIDIARIES
      The Company approved the 2001 Stock Incentive Sub-Plan (the “Sub-Plan”) at the extraordinary shareholders’ meeting held on June 10, 2004. The Sub-Plan is intended to provide the Company’s non-French subsidiaries with the ability to grant restricted shares and performance shares to their employees. French law does not allow the employees of the Company and its French subsidiaries to be eligible under the Sub-Plan. The purpose of this proposal is to create a mechanism whereby the employees of the Company and its French subsidiaries can participate in a program comparable to the Sub-Plan. Pursuant to French law, as amended, the French companies could, within some conditions, allocate new and/or existing shares, free of charge, to their employees and officers and to the employees of their subsidiaries.
      The extraordinary shareholders’ meeting of June 14, 2005 authorized the Board of Directors to allocate new and/or existing Ordinary Shares to the Company’s employees and Officers and to the employees of the Company’s subsidiaries, within the limit of 0.13% of the Company’s share capital as of December 31, 2004, i.e. 124,698 Ordinary Shares. As of December 31, 2005, the Company did not allocate any existing or new shares under such authorization. This authorization is scheduled to expire in August 2008.

      As it is important that the Company provides its French employees with incentives equivalent to the incentives provided to the other Business Objects employees worldwide, the Board of Directors proposes you to grant a new authorization which would cancel and replace the authorization granted by the fifteenth resolution of the extraordinary shareholders’ meeting of June 14, 2005 and which would set limits consistent with the Sub-Plan. Accordingly, the Board of Directors proposes you to authorize the Board of Directors to allocate (“Initial Allocation”), free of charge, on one or more occasions, new and/or existing Ordinary Shares of the Company to the employees and Officers of the Company and to the employees of its controlled affiliates (together called the “Beneficiaries”), a maximum nominal amount of €300,000 per calendar year; provided, however that the total number of share allocated under this resolution shall in no event exceed 10% of the Company’s share capital as of the allocation date, according to article L.225-197 of the French Commercial Code; provided, further that the total number of shares issued during each calendar year under all plans and programs set forth by the sixteenth, the seventeenth, the eighteenth, the nineteenth and the twentieth proposals of this Meeting may not exceed for each concerned calendar year the General Limit, i.e., 3% of the Company’s share capital as of December 31 of the previous calendar year; and provided also that the total number of Ordinary Shares issued and/or allocated under the Sub-Plan and this program set forth by the nineteenth and the twentieth proposals, respectively, may not exceed to a maximum nominal amount of € 250,000.
      The Board of Directors proposes accordingly that you grant full power to the Board of Directors in order to increase the Company’s share capital on one or more occasions and in its sole discretion, according to the number of issued Ordinary Shares allocated under this proposal and to allocate Ordinary Shares without cost, to determine the identity of the Beneficiaries and set the conditions and, as the case may be, the criteria for allocation of Ordinary Shares.
      If you approve this Proposal, you would waive your preferential subscription right to subscribe the new Ordinary Shares to be issued in favor of the Beneficiaries.
      The allocation of Ordinary Shares to the Company’s employees and Officers and to the employees of Company’s subsidiaries would be definitive after a minimum 2-year period of acquisition from the date of the Initial Allocation and the Beneficiaries would have to hold the Ordinary Shares within a minimum 2-year period from the date of definitive allocation.
      If this Proposal is approved, the related authorization would be valid for a period of 24 months following the date of this Meeting.
      The Board of Directors shall inform the general meeting of shareholders of the allocation carried out pursuant to this authorization in accordance with the legal requirements of French law.
Legal Information Relating to the Effect of the Issuance on the Company’s Security Holders
      If the shareholders authorize the Board of Directors to issue these shares pursuant to this proposal, whenever such authorization is used, the Board of Directors will prepare, in accordance with the provisions of article 155-2 of Decree No. 67-236 dated March 23, 1967 on commercial companies, a report to the Company’s security holders describing the definitive terms of the transaction and indicating (i) the potential dilutive effects of the issuance of the securities on the Company’s security holders, (ii) the potential effects of the issuance of the securities on net equity per share, and (iii) the theoretical effect of the issuance of the securities on the market value of the Company’s shares as defined under article 155-1 of Decree No. 67-236 dated March 23, 1967.
      The Twentieth Resolution sets forth the full text of the shareholder action to which this Proposal relates.
SUCH IS THE SUBJECT OF THE TWENTIETH RESOLUTION
SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH
THE BOARD OF DIRECTORS RECOMMENDS A VOTE

PROPOSALS 21 TO 24
DELEGATIONS AND AUTHORIZATION GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE COMPANY’S SHARE CAPITAL THROUGH THE ISSUANCE OF ORDINARY SHARES AND OTHERS SECURITIES WHICH GIVE ACCESS TO THE COMPANY’S SHARE CAPITAL WITH OR WITHOUT PREFERENTIAL SUBSCRIPTION RIGHTS
PREAMBLE
Purpose
      The Board of Directors believes it is important that the Company be able to issue its Ordinary Shares or other securities which give access to the Company’s share capital, with or without preferential subscription rights, when the Board determines that the transaction is in the best interests of the Company, in response to the funding and development needs of the Company and to allow it to raise capital with its shareholders or on the market by way of public offerings. Under French law, the Board of Directors cannot issue Ordinary Shares and/or other securities which give access to the Company’s share capital from time to time unless such issuance has been previously authorized by the Company’s shareholder meeting. In order to continue to provide the Company with flexibility to raise funds, to enter into a strategic equity transactions, to issue debt securities, and more generally to undertake a funding when it arises, the Board of Directors proposes you to replace and renew the authorizations granted by the extraordinary shareholders’ meeting of June 10, 2004 with new financial authorizations as described below. At this time, the Company is not aware of any definitive plans, proposals or arrangements, to issue any additional Ordinary Shares for which the Company is seeking shareholder approval pursuant to twenty-first, twenty-second, twenty-third and twenty-fourth proposals.
      Accordingly, the Board of Directors also proposes you to authorize the Board of Directors, with right to sub-delegate as provided by French law, to increase the number of Ordinary Shares to be issued in the event of a capital increase with or without preferential subscription rights, and also to increase the share capital by way of incorporation of reserves, profits, premiums or any other sum whose capitalization would be authorized into the share capital, or by way of a combination with the share capital increase subscribed in cash.
Issuance limitations
      The aggregate nominal value of the share capital increases which may be carried out, pursuant to the twenty-first, twenty-second, twenty-third and twenty-fourth proposals, would not exceed the aggregate nominal value of €2,000,000 (i.e. 20 million Ordinary Shares, including the Ordinary Shares underlying the issued securities giving deferred access rights to the Company’s share capital). In addition, the aggregate nominal value of the securities issued as debt securities giving access to the share capital of the Company, pursuant to such proposals, may not exceed € 450,000,000 or the equivalent thereof in the case of issuance in foreign currencies or units of account based on several currencies; without taking into account any possible adjustments in accordance with French applicable legal provisions or regulations, or where applicable, contractual provisions providing for other cases of adjustments, in order to protect the rights of holders of securities giving access to the share capital of the Company.
      The issuance of preferred shares and securities giving right to acquire preferred shares are excluded from such proposals.
General
      If these proposals are approved, these Ordinary Shares or other securities may be issued from time to time at the Board’s discretion, with or without shareholders subscription right, in France or elsewhere either in euro, in a foreign currency, or in any other accounting unit established with reference to a group of currencies, it is being specified that the Board of Directors may delegate its powers as provided by French law.
      If these Proposals are approved, the related delegations and authorization would be valid for a period of 26 months following the date of this Meeting.

      The following table provides an estimate of the number of shares that could be issued by the Company upon the approval by the shareholders of the listed proposals:

	Estimated Number of Shares

Shares outstanding as of April 10, 2006	95,814,424
Proposals 14 and 15	45,000
Proposals 16 to 20	8,577,336	(1)
Proposals 21 to 24	20,000,000
Estimated total shares outstanding on a fully diluted basis	123,926,085

(1)	Estimated based on (i) using the General Limit (3% of the total number of outstanding shares as of December 31, 2005, i.e., 95,303,749 shares) criteria and (ii) assuming the maximum number of shares are issued pursuant to the authorization period of the proposals.
Legal Information Relating to the Effect of the Issuance on the Company’s Security Holders
      If the shareholders authorize the Board of Directors to issue these shares pursuant to these proposals, whenever such authorization is used, the Board of Directors will prepare, in accordance with the provisions of article 155-2 of Decree No. 67-236 dated March 23, 1967 on commercial companies, a report to the Company’s security holders describing the definitive terms of the transaction and indicating (i) the potential dilutive effects of the issuance of the securities on the Company’s security holders, (ii) the potential effects of the issuance of the securities on net equity per share and (iii) the theoretical effect of the issuance of the securities on the market value of the Company’s Ordinary Shares as defined under article 155-1 of Decree No. 67-236 dated March 23, 1967.
PROPOSAL 21
DELEGATION OF AUTHORITY GRANTED TO THE BOARD OF DIRECTORS
TO INCREASE THE COMPANY’S SHARE CAPITAL, WITH SHAREHOLDER
PREFERENTIAL SUBSCRIPTION RIGHTS
Purpose
      Subject to the issuance limitations presented in preamble, the Board of Directors proposes you to delegate full authority to the Board of Directors to decide the share capital increase up to € 2,000,000 nominal value, through issuances, with shareholders preferential subscription rights, of shares of the Company and/or other securities giving immediate or deferred access to the Company’s share capital, on one or more occasions, in the amounts and at the times that the Board will determine. It is being specified that this amount does not take into account any adjustments which may be made in compliance with applicable French laws or regulations, and as the case may be, applicable contractual provisions providing for other cases of adjustments, to preserve the rights of holders of securities giving access to the Company’s share capital.
      The Board of Directors proposes you further to delegate full authority to the Board of Directors to issue Company shares or any other securities giving access to the Company’s share capital, following the issuance of securities giving access to the Company’s share capital by a Company’s subsidiaries.
      The Approval of this proposal will also constitute approval by the shareholders of future issuances of convertible debt securities up to € 450,000,000 nominal value, at the discretion of the Board of Directors. No further shareholder approval for the issuances would be required.
      The maximum amount of Ordinary Shares authorized to be issued directly or following the exercise, conversion and presentation of the securities giving access to the Company’s share capital, pursuant to this proposal would be reduced by any Ordinary Shares and/or other securities issued pursuant to the twenty-second, twenty-third and twenty-fourth proposals.

      The Board of Directors believes that it is in the Company’s best interest to provide for the authorization of issuance of the Ordinary Shares or other securities reserved to the Company’s shareholders in order to have additional authorized but non issued Ordinary Shares and/or other securities available for issuance to meet business needs as they arise without the expense and delay of convening a new extraordinary meeting of Company’s shareholders. The Board of Directors believes that this resolution will provide the Company with the flexibility to issue Ordinary Shares and/or other securities for proper corporate purposes, which may be identified by the Board of Directors in the future. For example, such shares and/or securities which give access to the Company’s share capital may be issued in the event the Board of Directors determines that it is necessary or appropriate to raise additional capital with Company’s shareholders.
Price setting conditions
      The Board of Directors would have the right to set the price of any Ordinary Shares or other securities issued pursuant to this proposal; provided, however, that sum paid or to be paid to the Company in consideration for each Ordinary Share issued under this delegation shall be at least equal to the nominal value of the Ordinary Share at the date of issuance. Currently, the nominal value per Ordinary Share is € 0.10.
Shareholders’ preferential subscription rights
      Under this delegation, the shareholders of the Company have preferential subscription rights with respect to Ordinary Shares and/or any other securities that may be issued, in proportion to their share ownership. However, the approval of this delegation to issue securities also entails, for the benefit of the holders of such securities, the waiver by the shareholders of their preferential subscription rights to subscribe to the new Ordinary Shares underlying these securities.
      If you approve this resolution, it would void and replace the preceding delegation granted by the shareholders’ meeting of June 10, 2004 in its twenty-sixth resolution.
      The Twenty-First Resolution sets forth the full text of the shareholder action to which this Proposal relates.
PROPOSAL 22
DELEGATION OF AUTHORITY GRANTED TO THE BOARD OF DIRECTORS
TO INCREASE THE COMPANY’S SHARE CAPITAL, WITHOUT SHAREHOLDER
PREFERENTIAL SUBSCRIPTION RIGHTS
Purpose
      Subject to the issuance limitations presented in preamble, the Board of Directors proposes you to delegate full authority to the Board of Directors to decide the share capital increase up to €2,000,000 nominal value, through issuances, without preferential subscription rights, of shares of the Company and/or other securities giving access to the Company’s share capital, on one or more occasions, in the amounts and at the times that the Board will determine. The aggregate nominal value of the share capital increases that may occur pursuant to this resolution will be imputed global share capital increase to the ceiling of € 2,000,000 set by the twenty-first proposal. It is being specified that this amount does not take into account any adjustments which may be made in compliance with applicable French laws or regulations, and as the case may be, applicable contractual provisions providing for other cases of adjustments, to preserve the rights of holders of securities giving access to the Company’s share capital.
      The Board of Directors proposes you further to delegate full authority to the Board of Directors to issue Company shares or any other securities giving access to the Company’s share capital, following the issuance of securities giving access to the Company’s share capital by a Company’s subsidiaries.
      The approval of this proposal will also constitute approval by the shareholders of future issuances of convertible debt securities up to € 450,000,000 nominal value, at the discretion of the Board of Directors. No further shareholder approval for the issuances would be required. It is being specified that, this amount shall be included in the total limit for issuances of debt securities giving access to the share capital of the Company, given in the twenty-first proposal of this Meeting
      The maximum amount of Ordinary Shares authorized to be issued directly or following the exercise, conversion and presentation of the securities giving access to the Company’s share capital, pursuant to this proposal would be reduced by any Ordinary Shares and/other securities issued pursuant to the twenty-first, twenty-third and twenty-fourth proposals.
      The Board of Directors could use the present delegation to remunerate the securities tendered into a public exchange offer initiated by the Company, within the limits and according to the conditions set forth by article L.225-148 of the French Commercial Code.
      The Board of Directors believes that it is in the Company’s best interest to provide for the authorization of issuance of the Ordinary Shares and/or other securities in order to have additional authorized but non issued Ordinary Shares and/or other securities available for issuance to meet business needs as they arise without the expense and delay of convening a new extraordinary meeting of Company’s shareholders. The Board of Directors believes that this resolution will provide the Company with the flexibility to issue Ordinary Shares for proper corporate purposes, which may be identified by the Board of Directors in the future. Such shares and/or securities which give access to the Company’s share capital may be issued in the event the Board of Directors determines that it is necessary or appropriate to raise additional funds in the public market by way of a public offering without preferential subscription rights.
Price setting conditions
      The Board of Directors would have the right to set the price of any Ordinary Shares and/or other securities that may be issued pursuant to this proposal; provided, however, that according to French law, sum paid or to be paid to the Company in consideration for each share issued under this delegation, after taking into account, as the case may be, in the case of issuance of warrants, of the issue price for such warrants, shall be at least equal to the minimum value set by applicable laws at the time this authorization is used, i.e. currently the average opening prices for one Company’s share on Eurolist by Euronexttm the three last consecutive trading days preceding the issuance price setting date, that could be reduced by 5%, after, as the case may be, adjustment of this average to take into account the date at which dividends are allocated.
Shareholders’ preferential subscription rights (waiver)
      Under French law, the shareholders of the Company have preferential subscription rights with respect to Ordinary Shares and/or any other securities which give access to the Company’s share capital, in proportion to their share ownership. However, under this delegation, the Board of Directors proposes you to waive your preferential subscription rights to the Ordinary Shares and/or other securities which give access to the Company’s share capital that may be issued hereunder in order to allow the Company to raise funds by way of public offerings. Moreover, the approval of this delegation to issue securities also entails, for the benefit of the holders of such securities, the waiver by the shareholders of their preferential subscription right to subscribe to the new Ordinary Shares underlying these securities.
      However, the Board of Directors may, at its sole discretion, grant to shareholders a priority right (droit de priorité) for all or part of the securities issuance for a period and under terms to be determined by the Board of Directors in accordance with French law. Such priority right would provide shareholders the right to subscribe for securities on a pro rata basis based on the number of shares held by each eligible shareholder; provided, however, that shareholders may not transfer their priority rights.
      If you approve this resolution, it will void and replace the preceding delegation granted by the shareholders’ meeting of June 10, 2004 in its twenty-seventh resolution.

      The Twenty-Second Resolution sets forth the full text of the shareholder action to which this Proposal relates.
PROPOSAL 23
AUTHORIZATION GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE NUMBER OF SHARES TO BE ISSUED IN THE EVENT OF A COMPANY’S SHARE CAPITAL INCREASE WITH OR WITHOUT SHAREHOLDER PREFERENTIAL SUBSCRIPTION RIGHTS
      It is difficult to determine in advance the number of Ordinary Shares and other securities that will be finally subscribed under the issuance proposed by the Company according to the delegations of the twenty-first and the twenty-second proposals. The Board of Directors believes that the ability to increase the number of securities to be issued in the event of a share capital increase, with or without shareholder subscription rights, would provide the Company with the flexibility to issue the appropriate final number of securities to raise additional capital with shareholders or in the public market.
      Accordingly, subject to the issuance limitations presented in preamble, the Board of Directors proposes you authorize the Board of Directors, with the right to delegate as provided by French law, to increase the number of Ordinary Shares to be issued for each of the issuances with or without preferential subscription rights that are decided pursuant to the twenty-first and the twenty-second proposals, within 30 days of the close of subscription up to the limit of 15% of the initial issue and at the same price as the price used for the initial issuance.
      The maximum amount of Ordinary Shares authorized to be issued directly or following the exercise, conversion and presentation of the securities giving access to the Company’s share capital, pursuant to this proposal would be reduced by any Ordinary Shares issued pursuant to the twenty-first, twenty-second and twenty-fourth proposals.
      The Twenty-Third Resolution sets forth the full text of the shareholder action to which this Proposal relates.
PROPOSAL 24
DELEGATION OF AUTHORITY GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE
COMPANY’S SHARE CAPITAL BY INCORPORATION OF RESERVES, PROFITS, ISSUANCE PREMIUMS OR ANY OTHER SUM FOR WHICH CAPITALIZATION
WOULD BE AUTHORIZED
      Subject to the issuance limitations presented in preamble, the Board of Directors proposes you to delegate full authority to the Board of Directors to increase the Company’s share capital, on one or more occasions, in the amounts and at the times determined by the Board of Directors, by way of incorporation of reserves, profits, premiums or any other sum whose capitalization would be authorized into the share capital or by way of a combination with the share capital increase subscribed in cash pursuant to the foregoing proposals.
      The rights corresponding to fractional Ordinary Shares would not be negotiable and the corresponding Ordinary Shares would be sold.
      Under this proposal, the Board of Directors, without further action of the shareholders of the Company, could effect a forward stock split by means of the issuance of Ordinary Shares or other securities, to increase the nominal value of the Ordinary Shares by paying Ordinary Shares to then existing shareholders. This would also give the Board of Directors the flexibility to reduce the effective price of the Ordinary Shares (and consequently the ADSs) in the event the market prices were to increase to such a range that the Board of Directors believed was outside of an appropriate range for a company with the Company’s characteristics. The purpose of a stock split would be to assist the Company to provide its investors with a liquid market for their securities to reduce price volatility and attract institutional and other investors.
      The maximum amount of Ordinary Shares authorized to be issued directly or following the exercise, conversion and presentation of the securities giving access to the Company’s share capital, pursuant to this proposal would be reduced by any Ordinary Shares issued pursuant to the twenty-first, twenty-second and twenty-third proposals.
      If you approve this resolution, it will void and replace the preceding delegation granted by the shareholders’ meeting of June 10, 2004 in its twenty-eighth resolution.
      The Twenty-Fourth Resolution sets forth the full text of the shareholder action to which this Proposal relates.
SUCH ARE THE SUBJECTS OF THE TWENTY-FIRST, TWENTY-SECOND, TWENTY-THIRD AND TWENTY-FOURTH RESOLUTIONS SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH THE BOARD OF DIRECTORS RECOMMENDS A VOTE
PROPOSAL 25
DELEGATION OF POWERS GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE COMPANY’S SHARE CAPITAL TO COMPENSATE CONTRIBUTIONS IN KIND THAT ARE MADE TO THE COMPANY
      The Board of Directors believes it is important that the Company be able to continue to grow and to have enough flexibility to be able to achieve its objectives, in part through acquisitions, when the Board determines that the transaction is in the best interests of the Company.
      Accordingly, the Board of Directors proposes that you delegate to the Board of Directors the necessary powers to increase the Company’s share capital, up to the limit of 10% of the Company’s share capital at the date of this Meeting, based on the report from the special auditors, in order to compensate contributions in kind that are made to the Company and consist of shares of stock or securities giving access to the share capital, according to article L. 225-147 of the French Commercial Code.
      The Board of Directors proposes further that you grant full powers to the Board of Directors, in order to implement this delegation.
      If this Proposal is approved, the related delegation would be valid for a period of 26 months following the date of this Meeting.
Legal Information Relating to the Effect of the Issuance on the Company’s Security Holders
      If the shareholders authorize the Board of Directors to issue these shares pursuant to this proposal, whenever such authorization is used, the Board of Directors will prepare, in accordance with the provisions of article 155-2 of Decree No. 67-236 dated March 23, 1967 on commercial companies, a report to the Company’s security holders describing the definitive terms of the transaction and indicating (i) the potential dilutive effects of the issuance of the securities on the Company’s security holders, (ii) the potential effects of the issuance of the securities on net equity per share and (iii) the theoretical effect of the issuance of the securities on the market value of the Company’s Ordinary Shares as defined under article 155-1 of Decree No. 67-236 dated March 23, 1967.
      The Twenty-Fifth Resolution sets forth the full text of the shareholder action to which this Proposal relates.
SUCH IS THE SUBJECT OF THE TWENTY-FIFTH RESOLUTION
SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
PROPOSAL 26
APPROVAL OF THE AMENDMENTS OF THE COMPANY’S ARTICLES OF ASSOCIATION TO CONFORM THEM TO THE NEW PROVISIONS OF THE FRENCH COMMERCIAL CODE, AS AMENDED BY FRENCH LAW NO. 2005-842 DATED JULY 26, 2005
      French Law No. 2005-842 dated July 26, 2005 amended certain articles of the French Commercial Code, which implies certain changes that should be made in the articles of association of the Company.
Attendance to the Board meeting by telecommunications
      Article L. 225-37 of the French Commercial Code which sets the rules relating to Board meeting attendance and to calculation of quorum and majority was amended by the French Law No. 2005-842 dated July 26, 2005. Subject to the promulgation of the application decree, the Directors, who could initially attend the Board meeting in person or by video conference, could also attend via telecommunications if such possibility is set by the Board Charter and except contrary provisions of the Company’s articles of association. Accordingly, the Directors attending the Board meetings in person, via video-conference and telecommunication, shall be considered as present for the calculation of the quorum and the majority, except for the vote of the resolutions relating to the approval of the Company’s financial statements, which requires a live quorum.
      The rules setting conditions of Board meeting attendance and condition of calculation of quorum and majority are set forth by article 11.3 of the Company’s articles of association.
      The Board of Directors proposes you to amend the article 11.3 of the Company’s articles of association in order to allow Directors to attend the Board meeting via telecommunication as well, according to the article L. 225-37 of the French Commercial Code, as amended.
Post-termination settlements submitted to the regulated transaction approval process
      The new article L.225-42-1 of the French Commercial Code, inserted by the Law No. 2005-842 dated July 26, 2005, stipulates that the commitments for the benefit of the Chairman of the Board of Directors, the Chief Executive Officer or the Deputy Chief Executive Officers, taken by the Company or by any controlled affiliates, and corresponding to compensation, indemnification or benefit that could be paid or granted in case of termination or change of position or after such event occurred, shall be submitted to regulated transaction approval process set by the French Commercial Code, i.e., the prior authorization of the Board of Directors and the approval by the Company shareholders’ meeting.
      The regulated transaction approval process is set forth by article 15.2 of the Company’s articles of association.
      The Company is seeking to amend the article 15.2 of the Company’s articles of association in order to comply with the new article L. 225-42-1 of the French Commercial Code.
      The Board of Directors proposes that you approve the amendment of article 15.2 of the Company’s articles of association accordingly.
Change of the quorum requirements for the shareholders meeting
      Articles L. 225-96 and L.225-98 of the French Commercial Code which sets the quorum requirements for the ordinary and extraordinary shareholders’ meeting were amended by the French Law No. 2005-842 dated July 26, 2005. Accordingly, the ordinary shareholders’ meeting may carry out business validly only if the shareholders, present or represented, hold at least 20% of the voting shares (instead of 25% before) upon first convening notice;

and may still carry out business validly whatever the number of shareholders present or represented upon second convening notice. Moreover the extraordinary shareholders’ meeting may carry out business validly only if the shareholders present, or represented, hold at least 25% of the voting shares (instead of 33 1/3 % before) upon first convening notice, and at least 20% of the voting shares (instead of 25% before) upon second convening notice.
      The rules setting quorum requirements for the ordinary and extraordinary shareholders’ meeting are set forth by article 18 of the Company’s articles of association.
      The Company is seeking to amend the article 18 of the Company’s articles of association in order to comply with new articles L. 225-96 and L.225-98 of the French Commercial Code.
      The Board of Directors proposes that you approve the amendment of article 18 of the Company’s articles of association accordingly.
      The Twenty-Sixth Resolution sets forth the full text of the shareholder action to which this Proposal relates.
SUCH IS THE SUBJECT OF THE TWENTY-SIXTH RESOLUTION
SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
PROPOSALS 27 AND 28
DELEGATION AND AUTHORIZATION GRANTED TO THE BOARD OF DIRECTORS TO IMPLEMENT CERTAIN ANTI-TAKEOVER MEASURES IN THE EVENT OF A PUBLIC TENDER OFFER/ EXCHANGE IS MADE FOR THE COMPANY BY CERTAIN ENTITIES
      In the context of the implementation in France of the Directive 2004/25/ EC of the European Parliament and of the Council of April 21, 2004 on takeover bids, the French Commercial Code has been amended. Certain of the modifications allow the Board of Directors to implement specified antitakeover measures in the event that a third party launches a public tender offer or exchange offer for the Company’s shares, without further shareholders’ consent to the specific action, if the offer is made by an acquirer that would not require prior shareholders’ approval before adopting any defensive measure against an unapproved public tender offer or exchange offer. In order to have the flexibility to implement these antitakeover measures, in connection with such an offer, the Company must have sought and received prior shareholders’ authorization. The Board of Directors is seeking your approval under the twenty-seventh and twenty-eighth proposals presented below to adopt two such measures: (i) the right to issue warrants that become exercisable in the event of a tender or exchange offer and (ii) the right to proceed with the issuance of securities for which authorization has been granted at the time of a tender offer or exchange offer.
      If you approve these Proposals, the Board of Directors would have the necessary powers to, as the case may be, adopt one or more of these measures to defend the Company against an unsolicited offer and to provide the Company with the opportunity to negotiate on behalf of the shareholders and to optimize the terms and conditions of such an offer.
      If these Proposals are approved, the related delegation and authorization would be valid for a period of 18 months following the date of this Meeting.
PROPOSAL 27
DELEGATION OF AUTHORITY GRANTED TO THE BOARD OF DIRECTORS TO PROCEED WITH THE ISSUANCE OF WARRANTS FREE OF CHARGE IN THE EVENT OF A PUBLIC

TENDER OFFER/ EXCHANGE OFFER FOR THE COMPANY WITHIN THE FRAMEWORK OF A LEGAL RECIPROCITY CLAUSE
      The French Commercial Code as amended, allows listed companies to issue warrants that will be granted free of charge to all shareholders. These warrants would provide a deterrant to an offer not approved by the Board of Directors and are designed to encourage the potential acquirer to negotiate with the Board of Directors. The warrants, if issued and exercised, would result in a significant dilution to the acquirer if it decided to proceed with an offer not approved by the Board of Directors. These warrants can only be issued by the Board of Directors if the offer is made by an acquirer that would not be required to obtain prior shareholders’ approval before adopting any defensive measure against an unapproved public tender offer or exchange offer. The warrants will not be issued and/or exercisable in the event: (i) the Board of Directors approves the offer, (ii) the offer is withdrawn, (iii) with respect to a competing tender or exchange offer, or (iv) the offer is not completed.
      Accordingly, the Board of Directors proposes that you delegate to the Board of Directors the authority to issue, on one or more occasions, warrants pursuant to articles L.233-32 and L.233-33 of the French Commercial Code allowing the subscription, with preferential conditions, on one or more Ordinary Shares, of the Company free of charge to all the shareholders of the Company, and to set the exercise conditions and terms of the warrants.
      The maximum number of warrants that may be issued cannot exceed the number of Ordinary Shares making up the share capital at the time of the issuance of the warrants.
      The maximum nominal amount of Ordinary Shares that can be issued may not exceed the ceiling of €12,500,000. This ceiling does not take into account any adjustments which may be made in compliance with applicable French laws or regulations, and as the case may be, applicable contractual provisions providing for other cases of adjustments, to preserve the rights of holders of securities giving access to the Company’s share capital. This ceiling is different from the ceiling of € 2,000,000 set out by the twenty-first to twenty-fourth proposals.
      The Board of Directors further proposes that you delegate to the Board of Directors full powers, with the right to sub-delegate, in accordance with applicable laws, to implement this delegation.
      The Twenty-Seventh Resolution sets forth the full text of the shareholder action to which this Proposal relates.
Certain Anti-Takeover Effects
      The warrants approved by the Board of Directors are designed to protect and maximize the value of the outstanding equity interests in the Company in the event of an unsolicited attempt by an acquirer to take over the Company in a manner or on terms not approved by the Board of Directors. Takeover attempts frequently include coercive tactics to deprive the Company’s Board of Directors and its shareholders of any real opportunity to determine the destiny of the Company. The warrants would be issued by the Board of Directors in order to deter such tactics. These tactics unfairly pressure shareholders, squeeze them out of their investment without giving them any real choice and deprive them of the full value of their shares.
      The warrants are not intended to prevent any takeover of the Company and will not do so. In the event of a hostile offer, the Board of Directors would disclose its intention to use the delegation granted hereby and the warrants may be issued only if the acquirer refused to cancel its offer. Accordingly, the warrants should not interfere with any merger or business combination approved by the Board of Directors.
      However, the warrants may have the effect of rendering more difficult or discouraging an acquisition of the Company deemed undesirable by the Board of Directors. The warrants may cause substantial dilution to a person or group that attempts to acquire the Company on terms or in a manner not approved by the Company’s Board of Directors. Another effect on a potential acquirer would be that it may make it more difficult or may discourage an attempt to change the composition of the board of directors or the management of the Company. Any such effect assumes that any warrants issued are exercised and held by parties aligned with the existing members of the board of directors and management.
      Issuance of the warrants would not in any way weaken the financial strength of the Company or interfere with its business plans. The issuance of the warrants themselves would have no dilutive effect, would not affect reported earnings per share, may be taxable to the Company’s shareholders, depending on the tax regulation applicable to each shareholder and will not change the way in which the Company’s shares are presently traded. The Company’s Board of Directors believes that the warrants represent a sound and reasonable means of addressing the complex issues of corporate policy created by the current takeover environment.
PROPOSAL 28
AUTHORIZATION GRANTED TO THE BOARD OF DIRECTORS IN THE EVENT OF A PUBLIC TENDER OFFER/ EXCHANGE OFFER FOR THE COMPANY WITHIN THE FRAMEWORK OF A LEGAL RECIPROCITY CLAUSE
      The Board of Directors proposes that you authorize the Board of Directors, if a third party makes a public tender or exchange offer for the Company’s Ordinary Shares or ADS, to issue the securities authorized under the sixteenth, seventeenth, eighteenth, nineteenth, twentieth, twenty-first, twenty-second, twenty-third, twenty-fourth, twenty-fifth and twenty-seventh resolutions of this Meeting, pursuant to article L. 233-33 of the French Commercial Code. The securities can only be issued by the Board of Directors if the offer is made by an acquirer that would not be required to obtain prior shareholders’ approval before adopting any defensive measure against an unapproved public tender offer or exchange offer. Prior to the adoption of article L. 233-33 of the French Commercial Code in connection with the implementation of Directive 2004/25/ EC of the European Parliament and of the Council of April 21, 2004 on takeover bids, it was impermissible under French law for a company to issue securities, as an antitakeover measure, pursuant to existing authorizations and delegations of shareholders once a public tender offer or exchange offer had commenced for its shares. The ability of the Company to continue to issue shares under the authorizations and delegations set forth in the sixteenth, seventeenth, eighteenth, nineteenth, twentieth, twenty-first, twenty-second, twenty-third, twenty-fourth, twenty-fifth and twenty-seventh resolutions of this Meeting would namely have the effect of dilution on the potential acquirer in the event that a public tender offer or exchange offer was not approved by the Board of Directors.
      The Board of Directors furthers proposes that you delegate to the Board of Directors full powers, with the right to sub-delegate, in accordance with applicable laws, to implement this authorization.
      The Twenty-Eighth Resolution sets forth the full text of the shareholder action to which this Proposal relates.
Certain Anti-Takeover Effects
      The issuance of securities by the Board of Directors under pre-existing authorizations after the commencement of a public tender offer or exchange offer is designed to protect and maximize the value of the outstanding equity interests in the Company in the event of an unsolicited attempt by an acquirer to take over the Company in a manner or on terms not approved by the Board of Directors. Takeover attempts frequently include coercive tactics to deprive the Company’s Board of Directors and its shareholders of any real opportunity to determine the destiny of the Company. The issuance of shares would be undertaken by the Board of Directors in order to deter such tactics. These tactics unfairly pressure shareholders, squeeze them out of their investment without giving them any real choice and deprive them of the full value of their shares.
      The issuance of securities under the pre-existing authorizations during this period is not intended to prevent any takeover of the Company and will not do so. However, the issuance of shares may have the effect of rendering more difficult or discouraging an acquisition of the Company deemed undesirable by the Board of

Directors. The issuance of shares may cause substantial dilution to a person or group that attempts to acquire the Company on terms or in a manner not approved by the Company’s Board of Directors. Another effect on a potential acquirer would be that it may make it more difficult or may discourage an attempt to change the composition of the board of directors or the management of the Company. Any such effect assumes that any warrants issued are exercised and held by parties aligned with the existing members of the board of directors and management.
      Issuance of the securities under the pre-existing authorizations would not in any way weaken the financial strength of the Company or interfere with its business plans. The issuance of the securities may be taxable to the Company’s shareholders, depending to the type of securities and the tax regulation applicable to each shareholder and will not change the way in which the Company’s shares are presently traded. The Company’s Board of Directors believes that the ability to issue securities pursuant to the pre-existing authorizations represents a sound and reasonable means of addressing the complex issues of corporate policy created by the current takeover environment.
SUCH ARE THE SUBJECTS OF THE TWENTY-SEVENTH AND TWENTY-EIGHTH RESOLUTIONS SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH THE BOARD OF DIRECTORS RECOMMENDS A VOTE

INFORMATION REGARDING NOMINEES, OTHER DIRECTORS AND EXECUTIVE OFFICERS
      Set forth below is certain information as of April 10, 2006 regarding the nominee for Director, each other Director of the Company whose term of office continues after the Meeting and each Executive Officer of the Company.

Name	Age	Principal Occupation and Business Experience

		Nominees

Bernard Liautaud	43	Chairman of the Board and Chief Strategy Officer. Mr. Liautaud is a founder of the Company and has served as Chairman of the Board of Directors since our incorporation in August 1990. He served as Chief Executive Officer from August 1990 through September 2005. Mr. Liautaud was appointed as our Chief Strategy Officer in September 2005. Prior to the founding of Business Objects, Mr. Liautaud was the Sales Marketing Manager with Oracle Corporation’s French subsidiary. Mr. Liautaud is the son-in-law of Mr. Silverman, one of the Company’s Directors. Mr. Liautaud is a member of the Board of Directors of My SQL. Mr. Liautaud’s term of office on our Board of Directors will expire at the close of the Company’s 2006 Annual Shareholders’ meeting.

John Schwarz	55	Chief Executive Officer and Director. Mr. Schwarz was elected as Chief Executive Officer of the Company in September 2005 and was appointed to our Board of Directors in January 2006. Before joining Business Objects, Mr. Schwarz served as President and Chief Operating Officer of Symantec Corporation from December 2001 to September 2005. As President and Chief Operating Officer. Mr. Schwarz was responsible for Symantec’s product development, incident response, sales, marketing, support, professional services and partner relationships. Prior to joining Symantec, from January 2000 to November 2001, Mr. Schwarz served as President and Chief Executive Officer of Reciprocal Inc., which provided business-to-business secure e-commerce services for digital content distribution over the internet. Before joining Reciprocal, Mr. Schwarz spent 25 years at IBM Corporation where most recently he was General Manager of IBM’s Industry Solutions unit, a worldwide organization focused on building business applications and related services for IBM’s large industry customers. Mr. Schwarz serves as a member of the Board of Directors of the Information Technology Association of America’s Software Board.

Jean-François Heitz	56	Consultant and Private Investor. Mr. Heitz was Deputy Chief Financial Officer at Microsoft Corporation from April 2000 to June 2003. Mr. Heitz joined Microsoft France in 1989 as Deputy General Manager, and served in a number of different roles during his tenure, including Corporate Treasurer. Prior to Microsoft, he spent nine years at Matra SA (Group Lagardere), a French multinational high-tech conglomerate, in various business and finance positions and four years with Air Liquide as an Operations Research engineer. Mr. Heitz is a member of the Board of Directors and Chairman of the Audit Committee of Wavecom S.A., ARC International Corporation and Bull; he is a member of the Board of Directors of Total Immersion and TIR Systems Ltd. Mr. Heitz joined our Board of Directors in May 2003, and he also serves on our Audit Committee as Chairman and financial expert. Mr. Heitz’s term of office on our Board of Directors will expire at the close of our 2006 Annual Shareholders’ meeting.

Name	Age	Principal Occupation and Business Experience

David Peterschmidt	58	President and Chief Executive Officer of Openwave Systems, Inc. Since November 2004, Mr. Peterschmidt has served as President and Chief Executive Officer of Openwave Systems Inc., telecommunications software and services company. From October 2003 to November 2004, Mr. Peterschmidt served as the Chief Executive Officer and Co-Chairman of the Board of Directors of Security, Inc. Mr. Peterschmidt served as President, Chief Executive Officer and Director of Inktomi, Inc., an internet infrastructure company, from July 1996 to March 2003, and served as Chairman of the Inktomi board from December 1997 to March 2003. He currently serves as a member of the Boards of Directors of Openwave Systems, Inc., Netblue and UGS, a private software company. Mr. Peterschmidt joined our Board of Directors in May 2003. He is also Chairman of our Nominating Committee and a member of the Company’s Audit Committee. Mr. Peterschmidt’s term of office on our Board of Directors will expire at the close of our 2006 Annual Shareholder’s meeting.
		Other Directors

Arnold Silverman	67	Consultant and Private Investor. Since 1991, Mr. Silverman has been a venture capital investor. Mr. Silverman was a Director of Oracle from 1984 to 1991. Mr. Silverman currently serves as a member of the Boards of Directors in Exemplary Software Inc., MAE Software Inc. and Remend Inc. Mr. Silverman is Mr. Liautaud’s father-in-law. Mr. Silverman joined our Board of Directors in February 1991, and he is also a Chairman of our Corporate Governance Committee. Mr. Silverman’s term of office on our Board of Directors will expire at the close of our 2007 Annual Shareholders Meeting.

Bernard Charlès	49	President of Dassault Systèmes S.A. Mr. Charlès has been Chief Executive Officer of Dassault Systèmes, a worldwide leader in product lifecycle management, since 2002 and President of Dassault Systèmes since 1995. Prior to becoming President, Mr. Charlès served as Dassault Systèmes President of Research and Development from 1988 to 1995 and as President of Research and Strategy from 1985 to 1988. Mr. Charlès is also a director of Dassault Systèmes, Dassault Systèmes Corp., Dassault Systèmes K.K., DELMIA Corp., Solidworks Corporation, SmarTeam Corporation Ltd., Abaqus Inc. and Dassault Systèmes Canada, Inc. Mr. Charlès serves as a member of our Compensation Committee. Mr. Charlès’ term of office on our Board of Directors will expire at the close of the Company’s 2007 Annual Shareholders’ meeting.

Gerald Held	58	Consultant. Since 1999, as a Principal of The Held Group, Dr. Held has been a strategic consultant primarily to Chief Executive Officers of technology firms ranging from startups to very large organizations. In 1998, Dr. Held was “CEO-in-residence” at the venture capital firm Kleiner Perkins Caulfield & Byers. Through 1997, Dr. Held was Senior Vice President of Oracle’s server product division. Prior to Oracle, Dr. Held spent 18 years at Tandem Computers Incorporated. Dr. Held is the Chairman of the Board of Directors of Software Development Technologies, Inc. He currently serves as a member of the Boards of Directors of Openwave Systems Inc., Mirapoint Inc. and MetaMatrix Inc. Dr. Held joined our Board of Directors in October 2002. Dr. Held is also the Chairman of our Compensation Committee, a member of our Corporate Governance Committee and a member of the Company’s Nominating Committee. Mr. Held’s term of office on our Board of Directors will expire at the close of our 2008 Annual Shareholders’ meeting.

Name	Age	Principal Occupation and Business Experience

Kurt Lauk	59	President of Globe CP GmbH. Dr. Lauk is President of Globe CP GmbH, an investment & advisory firm he co-founded in July 2000. Dr. Lauk was elected President of the Economic Council of the Christian Democratic Party of Berlin (Germany) in November 2000. From February to July 2000, he was a professor of the Stanford University Business School. From 1996 to 1999, Dr. Lauk served in various capacities at Daimler-Benz and the Mercedes-Benz Group, including Member of the Board of Management — Commercial Vehicle Division and was a member of the Chairman’s Integration Council of Daimler-Chrysler A.G. From 1992 to 1996, Dr. Lauk was Executive Senior Vice President (Member of the Board of Management) of Finance Controlling of VEBA A.G. (today Eon AG). From 1989 to 1992, he served as Vice Chairman, Chief Financial Officer and Chief Marketing Officer of Audi AG. From 1984 to 1989, Dr. Lauk served as Chief Executive Officer of Zinser Textilmaschinen GMbH. From 1978 to 1984, Dr. Lauk served in various capacities at the Boston Consulting Group, including Director of the Munich office, and Vice President and Director of BCG, Inc. (Boston USA). Dr. Lauk is a member of the Board of Directors of Corus Group plc, Gehring GmbH & Co KG, Scheuffelen Papierfabrik and ForteMedia. Dr. Lauk joined our Board of Directors in June 2004. Dr. Lauk’s term of office on our Board of Directors will expire at the close of our 2007 Annual Shareholders’ meeting.
		Other Directors

Carl Pascarella	53	Executive Advisor, Texas Pacific Group. Mr. Pascarella is currently affiliated with Texas Pacific Group as an Executive Advisor. He recently retired as President and Chief Executive Officer from Visa U.S.A. Inc., after twelve years of service. Before assuming that position, he was President and Chief Executive Officer of Visa Asia Pacific Limited Region and Director of the Asia-Pacific Regional Board. Before joining Visa, Mr. Pascarella was Vice President, International Division at Crocker National Bank and Vice President, Metropolitan Banking at Bankers Trust Company. His experience also includes commercial banking, corporate banking, credit review and policy, and DeNovo banking. Mr. Pascarella was also head of the California International Banking and Trade Finance organization for Crocker National Bank. Mr. Pascarella joined our Board of Directors in March 2005. His term of office on our Board of Directors will expire at the close of our 2007 Annual Shareholders’ meeting.
		Executive Officers

James R. Tolonen	56	Chief Financial Officer. Mr. Tolonen joined Business Objects as Senior Group Vice President and Chief Financial Officer in January 2003. Before joining our Company, he served as Chief Operating Officer and Chief Financial Officer of IGN Entertainment, Inc. from October 1999 to December 2002. Mr. Tolonen was a Director of IGN Entertainment and a Director and member of the Compensation Committee of Closedloop Solutions, Inc. until 2003. From April of 1998 to September of 1998, Mr. Tolonen was the President and Chief Financial Officer of Cybermedia, Inc. Prior to that, Mr. Tolonen was Chief Financial Officer and a member of the Office of the President at Novell, Inc. from 1989 to 1998.

Name	Age	Principal Occupation and Business Experience

Susan J. Wolfe	56	Senior Vice President, General Counsel and Secretary. Ms. Wolfe joined Business Objects in December 2003 as Senior Vice President, General Counsel and Secretary. Before joining Business Objects, she was the Vice President, General Counsel and Secretary of Crystal Decisions Inc. and its predecessors from 1996 to December 2003. Ms. Wolfe was an attorney at Conner Peripherals, Inc. from 1994 to 1996. Prior to that she was an attorney at the firms of Nolan & Armstrong and Wilson Sonsini Goodrich & Rosati, Professional Corporation.
CORPORATE GOVERNANCE
      In accordance with French corporate law, the Board of Directors, which is elected by the shareholders, is the ultimate decision-making body of the Company except for matters reserved to its shareholders. The Board of Directors determines the direction of the Company’s activities and oversees their implementation. Within the limits of the Company’s corporate purpose and the powers expressly reserved by law to shareholders, the Board of Directors addresses and resolves through its deliberations all questions relating to the Company’s good standing. The Board of Directors implements all controls and verifications that it deems appropriate. The Chairman of the Board of Directors or the Chief Executive Officer is required to disclose to each Director all documents and information necessary to the fulfillment of his or her duties.
      The Board of Directors is led by its Chairman. The Chairman directs and organizes the activities of the Board of Directors and reports to the shareholders on such activities. The Chairman sees that the various bodies of the Company operate correctly and, in particular, that Directors are each able to fulfill their duties.
      The general management of the Company is carried out under the responsibility of and at the election of the Board of Directors, by either the Chairman of the Board or by the Chief Executive Officer (“Directeur Général”). The Board of Directors selects between these two alternatives at each election or renewal of the Chairman, or at each election or renewal of the Chief Executive Officer if the office of the Chairman and the office of the Chief Executive Officer are separate. The Board of Directors does not have a policy on whether the roles of the Chief Executive Officer and Chairman should be separate. The Board of Directors believes it should be free to make that determination any way that seems best for the Company at a given point in time.
      The Chief Executive Officer, or the Chairman, if he or she assumes the duties of the Chief Executive Officer, is vested with extensive powers to act under all circumstances on behalf of the Company within the limits of the corporate purpose of the Company, except for those powers expressly granted by law to a meeting of the shareholders and those specially reserved to the Board of Directors. The Chief Executive Officer represents the Company vis-à-vis third parties. Any limitation of the Chief Executive Officer’s powers imposed by the Board of Directors is not enforceable vis-à-vis third parties.
      The corporate governance principles established by the Board of Directors provide a structure within which directors and management can effectively pursue the Company’s objectives for the benefit of its shareholders. The Board of Directors periodically reviews the Company’s corporate governance practices and policies. The Board of Directors adopts changes, as appropriate, to comply with the Sarbanes-Oxley Act of 2002 and any rule changes applicable to the Company made by the SEC and the Nasdaq National Market.
Principal Functions of the Board of Directors
      The Board of Directors’ principal functions are to: review and approve the Company’s strategic direction and annual operating plan and monitor the Company’s performance; evaluate the performance of the Chairman and Chief Executive Officer; review management’s performance and compensation, based on the Compensation Committee’s recommendations; review management succession planning; advise management; monitor and manage potential conflicts of interests of management, Directors and shareholders; ensure the integrity of financial information with the input of the Audit Committee; and monitor the effectiveness of the governance practices under which it operates and make changes to such practices as needed.

Structure and Composition of the Board of Directors
      The Board of Directors is currently composed of 9 Directors. The Board of Directors has adopted a charter which provides that the Board of Directors shall have a majority of directors meeting the independence criteria established by the Nasdaq National Market and recommended by the AMF each as may be amended from time to time. The Company’s Board of Directors has determined that Messrs. Charlès, Held, Heitz, Lauk, Peterschmidt and Pascarella are independent under Rule 4200(a)(15) of the Nasdaq National Market.
Functioning of the Board of Directors
      At each quarterly meeting of the Board of Directors, the independent members of the Board of Directors meet without members of management or employee Directors present.
      Generally, Directors receive information well in advance of meetings of the Board of Directors so they will have an opportunity to prepare for discussion of the items at the meeting. Particularly sensitive subject matters may be discussed at the meeting without advance distribution of written materials.
      At meetings of the Board of Directors, ample time is scheduled to assure full discussion of important matters. Management presentations are scheduled to allow for a substantial proportion of the meeting time to be open for discussion and comments.
      Directors are expected to rigorously prepare for, attend and participate in all meetings of the Board of Directors and applicable committees. This allows Directors to spend the time needed to properly discharge their obligations. Each Director is expected to ensure that other commitments do not materially interfere with his or her service as a Director.
Board of Directors Access to Management
      Directors have access to the Company’s management. Furthermore, Directors encourage management to include at the Board meetings relevant persons who can provide additional insight about the matters being discussed and to give those persons exposure to the Board of Directors.
Mission Statement and Codes of Ethics
      The Board of Directors has adopted a Code of Ethics for Principal Executive and Senior Financial Officers which applies to the Company’s Directors and principal executive officer, unless the Company has both a Chief Executive Officer and a President, in which case it is applicable to both, its principal financial officer, its principal accounting officer, controller and divisional vice presidents of finance.
      The Board of Directors has also adopted a Code of Business Conduct and Ethics applicable to all employees with the exception of the Company’s French employees. Finally, in order to comply with French law requirements, the Board of Directors has also adopted a Code of Business Conduct and Ethics for French employees that applies to all Company’s directors, officers and employees who are located in France.
      The Company’s codes of ethics are publicly available on the Company’s website at www.businessobjects.com or are also available, without charge to you, upon written request made to the Company at 157/159 rue Anatole France, 92300 Levallois-Perret, France, Attention: Legal Department. Any waiver or amendment to any of the Company’s codes of ethics pertaining to a member of Company’s Board or one of the Company’s executive officers will be disclosed on the Company’s website at www.businessobjects.com or in a current report on Form 8-K filed with the SEC. The information contained on or connected to the Company’s Internet website is not incorporated by reference into this Proxy Statement and should not be considered part of this or any other report that Company files with or furnishes to the SEC.
      The Codes of Business Conduct and Ethics remind and reaffirm the general principle of honesty, ethics and respect for the laws. They address and regulate the following items: conflicts of interests, public communications, financial reporting, safeguarding of Company assets, responsibilities to customers, suppliers and competitors as well as when dealing with the government.

      In its corporate governance mission statement, the Board of Directors states that:

•	The Company is committed to the use of best practices in corporate governance and that corporate governance cannot be an isolated “check the box” activity, but must be an integrated, vital part of daily decision-making;

•	Individual Directors should have a wide range of experience, knowledge and judgment and are expected to use these skills in their role as Directors; and

•	The Board of Directors, under the advice and recommendations of its Governance Committee, provide a framework that is intended to ensure shareholder confidence and guide the Company’s employees in their daily practice of ethical behaviors, effective decision-making, accurate, fair and timely public communication and appropriate monitoring of compliance and performance.
Applying Governance Principles to the Company’s Business
      The Board of Directors and management believe corporate governance must operate at every level of the Company’s business. Through its internal audit function, the Company monitors compliance with its key financial policies and practices around the globe, which is monitored by Company’s Audit Committee. The Company also has one or more employees in each major geographical area around the globe monitor and promote compliance with the Company’s published standards as part of their duties. In addition, the Company has a hotline available to all employees to encourage and facilitate anonymous reporting of suspected violations of the Company’s policies, the Codes of Business Conduct and Ethics or other financial irregularities.
Education and Enforcement
      Effective governance must be founded in personal accountability and the enforcement of policies prohibiting unethical behavior. It is therefore critical to provide the Company’s employees with the knowledge and resources necessary to make ethical business decisions. The Company is committed to providing training courses and tools to prepare employees to make sound decisions in their busy daily business environment.
BOARD MEETINGS AND COMMITTEES
      The Board of Directors held a total of 13 meetings, including 4 quarterly meetings and 19 technical meetings during 2005. The average rate of attendance was 84.8%. Mr. Charlès attended 8 meetings out of 13 (61.5%), Mr. Pascarella attended 7 meeting out of 11 (63.6%). During 2005, no other incumbent Director attended in person or via conference call fewer than 75% of the total number of meetings of the Board of Directors during the period he was a member of the Board of Directors. Mr. Heitz attended all meetings.
      The Company does not have a policy with respect to Director attendance at shareholders’ meetings. Messrs. Liautaud, Charlès, Held and Pascarella attended the 2005 shareholders meeting.
      In 2005, the Audit Committee held 13 meetings and had an average attendance rate of 92.3%. The Compensation Committee held 6 meetings and had an average attendance rate of 88.9%. The Corporate Governance Committee held 5 meetings and all meetings were fully attended. The Nominating Committee held 2 meetings and both meetings were fully attended. All of the members of the Audit Committee, the Nominating Committee and the Compensation Committee meet the criteria for independence established by the Nasdaq National Market and the applicable SEC rules. The members of the Committees also meet the other membership criteria specified in their respective charters.

The Audit Committee
      The Audit Committee currently consists of Messrs. Heitz, Lauk and Peterschmidt. The regulations of the Nasdaq National Market require the Audit Committee to be comprised of at least three independent members. The Board of Directors has determined that Messrs. Heitz, Lauk, and Peterschmidt meet the independence requirements of the listing standards of the Nasdaq National Market and that Mr. Heitz and

Mr. Lauk are “audit committee financial experts” as defined in the rules of the SEC. The Board of Directors created the Audit Committee in October 1993 and the Audit Committee adopted a written charter in June 2000. The Board of Directors most recently amended the Audit Committee charter in October 2005. A copy of the charter is available on our web site at www.businessobjects.com and is attached hereto as Annex B. The Audit Committee is responsible for, among other things:

•	retaining, evaluating and terminating the independent and statutory auditors subject to the powers that are expressly reserved under French corporate law to the board of directors and to the shareholders at annual general meetings;

•	reviewing the annual report of the independent and statutory auditors;

•	reviewing the audit plan and scope with the independent and statutory auditors and internal auditors;

•	reviewing with management, the independent, statutory and internal auditors our quarterly financial statements, semi-annual financial statements, annual financial statements and disclosures, including disclosure controls and procedures and Management’s Discussion and Analysis of Financial Condition and Results of Operations prior to the public release or filing of these statements;

•	consulting with independent, statutory and internal auditors and reviewing with them the results of their quarterly review, annual audit and other examinations;

•	reviewing and approving in advance the annual budget for audit services;

•	reviewing and approving any material accounting policy changes affecting our operating results;

•	reviewing effectiveness and operation of our system of internal controls and internal control over financial reporting;

•	reviewing and approving, subject to board of directors’ and shareholders’ ratification if applicable, all related party transactions; and

•	establishing procedures for the receipt and treatment of complaints regarding accounting, controls or auditing matters and/or corporate attorneys’ reports of evidence of a material violation of securities laws;

•	reviewing and evaluating its performance and report such evaluation to the board of directors at least once a year; and

•	reviewing and evaluating whether it complies with its membership requirements and take corrective action, as necessary, at least once a year.
      On June 15, 2004, the Company sent a letter to the Nasdaq National Market notifying the exchange of the Company’s reliance on an exemption to the requirements of Nasdaq National Market Rule 4350 on the basis of the Company’s status as a foreign issuer subject to a law, regulation or rule of a public authority that is contrary to the provisions of such Nasdaq National Market rule. Nasdaq National Market Rule 4350(d)(3) requires audit committee compliance with Exchange Act Rule 10A-3(b)(2), which in turn requires that the audit committee be “directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the listed issuer, and each such registered public accounting firm must report directly to the audit committee.” However, article L.225-228 of the French Commercial code requires that auditors be proposed for appointment by the general meeting of the shareholders in a draft resolution from the board of directors. French law requires that the auditors are to be solely removed and appointed by the shareholders and not the audit committee. Based on the foregoing, compliance with Exchange Act Rule 10A-3(b)(2) would be contrary to the law of the authority exercising jurisdiction over the Company and contrary to generally accepted business practice in France, and the Company is thus exempted from compliance with such Exchange Act Rule. As a result of this exemption, the Audit Committee does not have the powers of direct oversight over auditing firms generally contemplated by the Nasdaq National Market listing standards. The Company does not, however, believe that reliance on this exemption has a material adverse affect on the performance of the Audit Committee or the independence of our auditors.
      In order to achieve its mission more effectively, the Audit Committee holds a minimum of 4 meetings per year, meets with the independent auditors without management and may consult with external counsel when necessary.

The Compensation Committee
      The Board of Directors created a Compensation Committee in January 1994 and adopted a written charter in May 2003 which was amended in October 2005. A copy of the charter is available on the Company’s website at www.businessobjects.com. The Compensation Committee, which currently consists of Messrs. Held, Charlès and Pascarella, is responsible for reviewing the compensation and benefits for the Company’s chief executive officer and other executive officers. None of the Compensation Committee members is an employee of the Company and each member meets the independence requirements of the listing standards of the Nasdaq National Market and the rules of the SEC.

The Nominating Committee
      The Board of Directors created a Nominating Committee and adopted a written charter in May 2003, which was amended in October 2005. A copy of the charter is available on the Company’s website www.businessobjects.com. The Nominating Committee, which currently consists of Messrs. Peterschmidt and Held, is responsible for assisting the Board of Directors, the Chairman and Chief Executive Officer in selection of Directors and officers and making recommendations to the Board regarding director nominees. None of the Nominating Committee members is an employee of the Company and each member meets the independence requirements of the listing standards of the Nasdaq National Market and the rules of the SEC.
      The shareholders who meet the requirements and conditions set by French law to propose resolutions as described in section “Procedure for Submitting Shareholder Proposals” could also propose nominees for Directors. The Nominating Committee will review the proposal and will consider persons recommended by the Company’s shareholders in the same manner as a nominee recommended by other Board members or by the management. The Nominating Committee will then make recommendation about this proposal to the Board of Directors which would finally decide to recommend to vote for or against this proposal. The Board of Directors will then manage or direct the legal department to implement all formalities required by French and U.S. laws to submit this proposal to the vote of the next shareholders’ meeting, regardless of matter its recommendation.
      The Nominating Committee determines and recommends to the Board of Directors, as appropriate, desired director qualifications, expertise and characteristics. The Nominating Committee periodically conducts searches for potential director candidates that have corresponding attributes, as well as an ability to add to the Board’s existing strength; evaluates, proposes and approves nominees for election or appointment to the Board of Directors; and considers and evaluates stockholder nominees for election to the Board of Directors. In performing these tasks, the Nominating Committee has the authority to retain, compensate and terminate any search firm that may be used to identify director candidates.
      The Board of Directors, on the Nominating Committee’s recommendation, has also appointed Mr. John Schwarz to fill a vacant seat on the Board of Directors created by Mr. Roux’s resignation. Mr. John Schwarz is not independent in accordance with the rules of the Nasdaq National Market and the SEC because he is the Company’s Chief Executive Officer.

The Corporate Governance Committee
      The Board of Directors also created a Corporate Governance Committee and adopted a written charter in May 2003, which was amended in October 2005. A copy of the charter is available on the Company’s website at www.businessobjects.com. The Corporate Governance Committee, which currently consists of Messrs. Silverman and Held, is responsible for assisting the Board of Directors, the Chairman and Chief

Executive Officer in developing principles of corporate governance (including the implementation of the corporate codes of ethics and business conduct), reviewing shareholder proposals submitted to the Company (excluding any proposal relating to the nomination of a member of the Board of Directors, which will be reviewed by the Nominating Committee), reviewing and assessing the adequacy of the Company’s articles of association, and reviewing and assessing committee assignments and rotation practices. None of the Corporate Governance Committee members is an employee of the Company.
COMPENSATION OF DIRECTORS
      In compliance with French law, The annual shareholders meeting on June 14, 2005 authorized an aggregate of € 400,000 or the equivalent amount in U.S. dollars, for aggregate annual Directors’ fees amount. This amount was allocated to each Director, excluding the Chairman, the Chief Executive Officer, and Directors who received other compensation as officer or employee of the Company and/or its subsidiaries, as in compliance with the following terms as set by the Board of Directors:

•	an annual retainer fee of U.S. $20,000 per year;

•	U.S. $2,000 per “quarterly” Board meeting;

•	U.S. $1,000 per “technical” Board meeting;

•	U.S. $1,500 per Committees meeting;

•	an annual retainer fee of U.S. $17,500 for the Chairman of the Audit Committee;

•	an annual retainer fee of U.S. $12,500 for each non-chair member of the Audit Committee;

•	an annual retainer fee of U.S. $12,500 for the Chairman of the Compensation Committee;

•	an annual retainer fee of U.S. $10,000 for each non-chair member of the Compensation Committee;

•	an annual retainer fee of U.S. $10,000 for the Chairman of each other Committee; and

•	an annual retainer fee of U.S. $7,500 for each non-chair member of each other Committee.
      The Directors’ fees are paid on a quarterly basis. Moreover the reasonable expenses incurred by each Director in connection with his attendance at the Board and Committee meetings and/or in fulfilling his duties of Directors and approved by the Company’s Chief Financial Officer will be paid by the Company and reimbursed to the Directors.
      According to the above mentioned allocation rules, the individual amounts of Directors’ fees for 2005 (withholding taxes included, if required) were as follows:

•	Arnold Silverman: U.S.$54,500;

•	Bernard Charlès: U.S.$49,000;

•	Gerald Held: U.S.$81,500;

•	David Peterschmidt: U.S.$78,000;

•	Jean-François Heitz: U.S.$73,500;

•	David Roux: U.S.$36,000;

•	Kurt Lauk: U.S.$66,000; and

•	Carl Pascarrella: U.S.$39,173.
      Mr. Pascarella was appointed by the Board on March 10, 2005, following the resignation of a Director in November 2004 and his appointment was ratified by the shareholders meeting on June 14, 2005.
      Mr. Roux resigned from his office of Director on January 25, 2006. Mr. Schwarz was appointed as his successor by the Board on January 25, 2006, subject to the ratification of this Meeting.

WARRANTS ISSUED TO CERTAIN DIRECTORS
      On June 12, 2001, the Company’s shareholders approved the issuance of warrants to subscribe to a total of 45,000 shares at an exercise price of € 36.13 per share to three Directors. These warrants are fully vested. 15,000 of these warrants were cancelled on February 17, 2005, due to the resignation of a Director from the Board. As of December 31, 2005, the 30,000 remaining warrants were all outstanding and exercisable.
      On May 15, 2003, the Company’s shareholders authorized the Board of Directors to issue warrants to subscribe to a total of 45,000 shares at an exercise price of € 19.45 per share to three Directors. These warrants were issued by the Board of Directors on July 22, 2003. The warrants for two of the Directors vest over three years, beginning on June 1, 2004. The warrants for the other Director vest over two years, beginning on June 1, 2004. As of December 31, 2005, all of these warrants were outstanding and 35,000 were exercisable.
      On December 11, 2003, the Company’s shareholders authorized the Board of Directors to issue warrants to subscribe to a total of 15,000 shares at an exercise price of € 26.95 per share to a Director. These warrants were issued by the Board of Directors on January 27, 2004. These warrants vest over three years, beginning on June 1, 2004. As of December 31, 2005, all of these warrants were outstanding and 10,000 were exercisable. The 5,000 warrants which were not exercisable had been cancelled on January 25, 2006, due to the resignation of the Director from the Board and the 10,000 remaining warrants which were exercisable, were exercised on March 31, 2006.
      On June 10, 2004, the Company’s shareholders authorized the Board of Directors to issue warrants to subscribe to a total of 300,000 shares at an exercise price of € 17.04 per share to eight Directors. On June 15, 2004, the Board of Directors issued these warrants. The warrants vest over two or three year from July 1, 2004 at the earliest. 45,000 of these unvested warrants had been cancelled on November 19, 2005 due to resignation of a Director from the Board. As of December 31, 2005, 255,000 of these warrants were outstanding, 120,000 were exercisable. 10,000 warrants which were not exercisable had been cancelled on January 25, 2006, due to the resignation of the Director from the Board and 20,000 warrants which were exercisable, were exercised on March 31, 2006.
      On June 14, 2005, the Company’s shareholders authorized the Board of Directors to issue warrants to subscribe to a total of 90,000 shares at an exercise price of € 23.13 per share to two Directors. On July 21, 2005, the Board of Directors issued these warrants. These warrants vested over three years, beginning on June 1, 2006. As of December 31, 2005, all of these warrants were outstanding but none were exercisable.

BENEFICIAL SHARE OWNERSHIP BY
PRINCIPAL SHAREHOLDERS AND MANAGEMENT
      The following table sets forth the beneficial ownership of ADSs or Ordinary Shares (together referred to as the “shares”) of the Company as of April 10, 2006 for the following: (i) each person or entity (including group) who is known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding shares; (ii) each of the Company’s directors and nominees for director; (iii) the Company’s Chief Executive Officer and each of the Named Executive Officers named in the Summary Compensation Table; and (iv) all Company’s directors and Company’s executive officers as a group. Information related to holders of more than 5% of our outstanding shares was obtained from filings made with the SEC pursuant to Sections 13(d) or 13(g) of the Exchange Act, and/or filings made in France with the AMF. Information related to directors and executive officers is as of April 10, 2006 as well as options, warrants and restricted stock awards exercisable within 60 days after April 10, 2006. Except as otherwise noted, the address of the beneficial owners is c/o Business Objects S.A., 157-159 Rue Anatole France, 92300 Levallois-Perret, France.

	Shares
	Beneficially	Percentage
5% Shareholders, Directors and Executive Officers	Owned	Beneficially Owned

5% Shareholders
Deutsche Bank AG(1)
Taunusanlage 12, D-60325
Frankfurt am Main
Federal Republic of Germany	6,687,987	7.19%
Directors and Nominees for Director
Arnold Silverman(2)	244,879	*
Bernard Charlès(3)	100,003	*
Gerald Held(4)	62,000	*
Jean-François Heitz(5)	47,000	*
David Peterschmidt(6)	47,000	*
Kurt Lauk(7)	30,001	*
Carl Pascarella(8)	16,001	*
Executive Officers
Bernard Liautaud(9)	1,989,822	2.14%
John Schwarz(10)	58,544	*
James Tolonen(11)	129,895	*
Susan Wolfe(12)	76,063	*
All directors and executive officers as a group (11 persons)(13)	2,801,218	3.01%

*	Less than 1%.

(1)	Based on the information on Schedule 13G form, as amended, filed by Deutsche Bank AG on February 14, 2006.

(2)	Includes 45,000 shares issuable upon the exercise of share warrants exercisable as of April 10, 2006 or within 60 days of such date.

(3)	Includes 45,000 shares issuable upon the exercise of share warrants exercisable as of April 10, 2006 or within 60 days of such date.

(4)	Includes 60,000 shares issuable upon the exercise of share warrants exercisable as of April 10, 2006 or within 60 days of such date.

(5)	Includes 45,000 shares issuable upon the exercise of share warrants exercisable as of April 10, 2006 or within 60 days of such date.

(6)	Includes 45,000 shares issuable upon the exercise of share warrants exercisable as of April 10, 2006 or within 60 days of such date.

(7)	Includes 30,000 shares issuable upon the exercise of share warrants exercisable as of April 10, 2006 or within 60 days of such date.

(8)	Includes 15,000 shares issuable upon the exercise of share warrants exercisable as of April 10, 2006 or within 60 days of such date.

(9)	Mr. Liautaud is also Chairman of the Board. Includes 1,355,206 shares issuable upon the exercise of stock options exercisable as of April 10, 2006 or within 60 days of such date.

(10)	Mr. Schwarz is also a member of the Board of Directors.

(11)	Represents 129,895 shares issuable upon the exercise of stock options exercisable as of April 10, 2006 or within 60 days of such date.

(12)	Includes 75,715 shares issuable upon the exercise of stock options exercisable as of April 10, 2006 or within 60 days of such date.

(13)	See notes 2 through 12.
     Applicable percentage ownership in the above table is based on 92,985,793 shares outstanding as of April 10, 2006, which excludes 124,698 treasury shares, 2,315,429 ADSs held by Business Objects Option LLC and 388,504 ADSs held by Business Objects Employee Benefit Sub-Plan Trust. The number and percentage of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of April 10, 2006, through the exercise of any stock option, restricted stock units or other right. Unless otherwise indicated in the footnotes above, the Company believes each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

EXECUTIVE COMPENSATION
      Summary Compensation Table. The following table shows certain information concerning the compensation of (i) the Company’s Chief Executive Officer, (ii) the Company’s executive officers other than the Chief Executive Officer as of December 31, 2005 and including former Chief Executive Officer of the Company who resigned and was appointed to a new position during 2005 (collectively, the “Named Executive Officers”) for 2005, 2004 and 2003.

					Long-term
		Annual Compensation			Compensation Awards

				Other Annual	Restricted	Shares	All Other
	Fiscal			Compensation	Stock	Underlying	Compensation	Total
Name and Principal Position	Year	Salary(1)	Bonus(1)	(1)	Awards(2)	Options	(1)	Compensation(3)

John Schwarz(4)	2005	$230,288	$228,082	—	$14,735,785	675,000	$—	$428,370
Chief Operating Officer	2004	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—
Bernard Liautaud(5)	2005	627,701	679,023	52,863	1,893,500	130,000	64,011	1,423,598
Chairman of the Board and	2004	539,893	318,243	57,270	—	450,000	51,085	966,491
Chief Executive Officer	2003	465,378	501,598	57,500	—	400,000	568	1,025,044
James Tolonen	2005	339,000	132,422	—	—	—	—	471,422
Senior Group VP	2004	315,000	99,001	—	—	—	—	414,001
Chief Financial Officer	2003	315,000	132,113	—	—	275,000	—	447,113
Susan Wolfe(6)	2005	300,000	122,367	—	—	—	2,000	424,367
Senior VP — General	2004	263,865	83,182	—	—	145,000	2,000	349,047
Counsel and Secretary	2003	—	—	—	—	—	—	—

(1)	All amounts are stated in U.S. dollars. For payment in total or in part in currencies other than the U.S. dollar, translation of compensation into U.S. dollars is made using the average exchange rate for the relevant year. Bernard Liautaud is the only executive officer paid in total or in part in currencies other than the U.S. dollar (euros and British pounds). Due to the variation of the exchange rate of the U.S. dollar against the British pound and the euro, the U.S. dollar values in this Summary Compensation Table do not reflect actual compensation raises.

(2)	These values represent the dollars value of the restricted stocks awards, net any consideration paid by the executive officer, which for the purposes of this calculation was none, calculated by multiplying the closing price of Company’s ADSs on the Nasdaq National Market on the date of the grant on November 22, 2005, which was $37.87.

(3)	Excludes Restricted Stock Awards.

(4)	Mr. Schwarz was appointed as Chief Executive Officer on September 11, 2005 and 50,000 restricted stock awards vested on December 30, 2005.

(5)	Mr. Liautaud has been Chairman of the Board of Directors since August 1990 and he was Chief Executive Officer until September 11, 2005 and Chief Strategy Officer since September 11, 2005. Other annual compensation for Mr. Liautaud included (i) tax return preparation fees of $15,000 in 2005, $15,000 in 2004 and $15,000 in 2003, (ii) moving expenses of $13,803 in 2003, (iii) car allowance expenses of $6,945 in 2005, $6,828 in 2004 and $2,315 in 2003, (iv) life insurance premiums of $5,942 in 2005, $5,809 in 2004 and $3,470 in 2003, (v) family airfare costs of $24,976 in 2005, $29,633 in 2004 and $22,912 in 2003. All other compensation for Mr. Liautaud are payments of $64,011 to the French pension retirement plan which are contributions by us on his behalf.

(6)	Ms. Wolfe joined the Company as Senior Vice President General Counsel and Secretary on December 11, 2003. Other annual compensation for Ms. Wolfe includes a payment of $2,000 each year in lieu of her enrollment in our health insurance plan.

     Option Grants in 2005 The standard options granted in 2005 vest at a rate of 25% of the shares subject to the option after 12 months, and then 1/48th of the shares subject to the option vest each month thereafter. In addition, the Company granted performance options to Mr. Schwarz that vest ratably over three years and are also subject to certain performance criteria. The percentage of total options granted was based on the aggregate grants of options to subscribe shares to our employees and our Named Executive Officers in 2005. The following table contains information concerning the grant of stock options to our Named Executive Officers during 2005.

	Individual Grants					Price Appreciation for
						Option Term(2)
	Number of					Potential Realized
	Securities		% of	Exercise		Value at Assumed
	Underlying		Total	Price		Annual Rates of Stock
	Granted Options		Options	($/Share)	Expiration
Name	(#)		Granted	(1)	Date	5% ($)	10% ($)

John Schwarz	225,000	(3)	7.48	$36.92	11/11/2015	$5,223,798	$13,238,131
	450,000		14.96	36.92	11/11/2015	10,447,597	26,476,262
Bernard Liautaud	130,000		4.32	36.92	11/11/2015	3,018,195	7,648,698
James Tolonen	—		—	—	—	—	—
Susan Wolfe	—		—	—	—	—	—

(1)	All stock options have been granted at no less than the fair market value on the date of grant, in accordance with the terms of our 2001 Stock Incentive Plan.

(2)	In accordance with SEC rules, the table sets forth the hypothetical gains or options spread that would exist for the options at the end of their respective 10 year terms based on assumed annualized rates of compound stock price appreciation of 5% and 10% from the dates the options were granted until the expiration of the option term. The disclosure of 5% and 10% assumed rates is required by the rules of the SEC and does not represent our estimate or projection of future stock price or stock price growth. If the stock price does not increase over the exercise price, compensation to the Named Executive Officer would be zero.

(3)	Performance options
     Aggregated Option Exercises in 2005 and December 31, 2005 Option Values. The following table sets forth the exercises of stock options by each Named Executive Officers in 2005 and the value of unexercised options held by each of the Named Executive Officers as of December 31, 2005.

			Number of Securities
			Underlying Unexercised		Value of Unexercised
	Shares		Options at		In-the-Money Options at
	Acquired		December 31, 2005		December 31, 2005 ($)(1)
	on Exercise	Value
Name	(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

John Schwarz	—	$—	$—	675,000	$—	$2,361,628
Bernard Liautaud	—	—	1,298,957	556,043	14,245,035	4,881,191
James Tolonen	75,000	1,489,327	125,520	74,480	2,759,973	1,637,690
Susan Wolfe	66,613	1,559,595	59,304	98,259	712,555	1,444,618

(1)	These values represent the spread between the respective exercise prices of outstanding options and the closing price of Company’s ADSs on the Nasdaq National Market on December 31, 2005, which was $40.41. Option prices are set in euros, in accordance with French law, and are converted, for purposes of this table, at the weighted average exchange rate of the euro versus U.S. dollar of 1.2450916.

Equity Compensation Plan Information
      The following table provides information as of December 31, 2005 with respect to ordinary shares or ADSs that may be issued upon the exercise of stock options, RSUs, warrants and rights granted to employees, consultants and members of the Board of Directors under all of the Company’s existing equity compensation plans, including the Business Objects 1995 International Employee Stock Purchase Plan (“1995 IESPP”), the Business Objects 2004 International Employee Stock Purchase Plan (“2004 IESPP”), the French Employee Savings Plan (the “French ESPP”), the 1994 Stock Option Plan (the “1994 Plan”), the 1999 Stock Option Plan (the “1999 Plan”), the 1999 BOSA Stock Option Plan (the “BOSA 1999 Plan”), the SRC Software, Inc. 2003 Stock Incentive Plan (the “2003 Plans), Infommersion, Inc. 2002 Stock Incentive Plan (the “2002 Plan”) and the 2001 Stock Incentive Plan and related sub-plan (the “2001 Plan”), as well as warrants issued to some non employee directors.

	Number of Securities to be	Weighted-Average	Number of Securities
	Issued upon Exercise of	Exercise Price of	Remaining Available for
	Outstanding Options,	Outstanding Options,	Future Issuance under
Plan Category	Warrants and Rights(1)	Warrants and Rights	Equity Compensation Plans

	(In Euros)
Equity compensation plans approved by security holders	11,536,454	€25.84	1,524,839	(2)(3)
Equity compensation plans not approved by security holders	11,536,454	—	—

Total		€25.84	1,524,839

(1)	During December 2003, the Company assumed the as-converted outstanding stock options of former Crystal Decisions’ optionees. The former Crystal Decisions 1999 Plan now exists as part of Business Objects, as the BOSA 1999 Plan. The Company did not assume any authorized but ungranted stock options under the Crystal Decisions 1999 Stock Option Plan and may not regrant any stock options from forfeited stock options. As a result of the Company acquisition of Crystal Decisions, an aggregate of 6,310,234 ordinary shares were issued to Business Objects Option LLC. During 2005, the Company assumed the as-converted outstanding stock options of former SRC Software, Inc’s optionees and of the former Infommersion, Inc.’s optionees. The former SRC Software, Inc. 2003 Stock Incentive Plan and the former Infommersion, Inc. 2002 Stock Incentive Plan now exist as part of Business Objects, as the 2003 Plan and 2002 Plan. For that purpose the Company uses the available shares issued to Business Objects Option LLC. The Company did not assume any authorized but ungranted stock options under the 2003 Plan and 2002 Plan and may not regrant any stock options from forfeited stock options. These shares are issued and are not included in this calculation.

(2)	Includes 956,000 shares available under the 2004 IESPP and 121,696 shares available for issuance under the French ESPP.

(3)	Includes 447,143 shares available for issuance under the 2001 Plan. No further stock options can be granted under the 1993 Plan, which expired in 1998, the 1994 Plan, which expired in 1999, or under the 1999 Plan, which expired in May 2004. The 2001 Plan is subject annually to increases on June 30 of each year by the lesser of: (i) 6.5 million shares, with € 0.10 nominal value per share, (ii) the number of shares corresponding to 5% of the total number of Business Objects shares outstanding as of June 30, or (iii) any lesser amount as determined by the Board of Directors.
Employment Contracts, Change-of-Control Arrangements and Separation Agreements
      The Company and/or its controlled affiliates entered into employment agreements with John Schwarz, Bernard Liautaud, Susan Wolfe and James Tolonen. Each agreement may be terminated by either the Company or the executive officer at any time with or without cause. In addition, the employment agreements provide for annual salary and bonus amounts and severance benefits, as may be adjusted from time to time by the Compensation Committee and/or the Board of Directors.

      Under his employment agreement, John Schwarz is entitled to, in case of his resignation for good reason or his termination without cause and subject to some contractual conditions, including non competition obligations, receive the following severance payments and benefits:

•	Continued payments equal to 1 year of his base salary and target bonus; or, in case of change of control, continued payments equal to 2 years of his base salary and target bonus;

•	Continued medical coverage for 18 months following the date of termination (or, if earlier, until you cease to be eligible to such coverage;

•	Accelerated vesting as of the date of his termination with respect to an additional 12 months vesting of his then-unvested and outstanding options, restricted stock units or, in case of change of control, of 100% of his then-unvested and outstanding options, restricted stock units and any other equity compensation awards granted to him
      Under his employment agreements and Company’s Board resolutions, Bernard Liautaud is entitled to, in case of his resignation for good reason or his termination without cause and subject to some contractual conditions, including non competition obligations, receive the following severance payments and benefits:

•	Continued payments equal to 2 years of his base salary and target bonus;

•	Continued medical coverage for 18 months following the date of termination (or, if earlier, until you cease to be eligible to such coverage;

•	Accelerated vesting as of the date of his termination with respect to his unvested and outstanding options that were granted to him prior to the commencement of his employment as Chief Strategy Officer to the same extent as such options would have vested had he remained an employee for 2 additional years based on their normal vesting schedules; and

•	Accelerated vesting as of the date of his termination with respect to his unvested and outstanding options, restricted stock units and other equity awards granted that were granted to him on or after the commencement of his employment as Chief Strategy Officer to the same extent as such options, restricted stock units and other equity awards would have vested had he remained an employee of the Company for 1 additional year, based on their normal vesting schedules and being considered that all performance and conditions attached to such options, restricted stock units and other equity awards been fully achieved; or

•	In case of change of control, accelerated vesting as of his termination with respect to 100% of his then-unvested and outstanding options, restricted stock units and other equity awards granted; being considered that all performance and conditions attached to such options, restricted stock units and other equity awards had been fully achieved.
      Under their change of control severance agreements with the Company, Susan Wolfe and James Tolonen (individually the “Beneficiary”) are entitled to, in case of a Beneficiary resignation for good reason or Beneficiary termination without cause and subject to some contractual conditions, including non competition obligations, receive the following severance payments and benefits:

•	Lump-sum severance payment (less applicable withholding taxes) equal to 150% of the Beneficiary’s annual base salary and 150% of the Beneficiary’s target bonus for the year;

•	Immediate accelerated vesting with respect to 100% of Beneficiary’s then outstanding options; the options remaining exercisable following the termination for the period prescribed in the respective option agreements;

•	Immediate accelerated vesting with respect to 100% of the Beneficiary’s restricted stock units and other Company equity compensation held by Beneficiary, subject to the Company’s right to repurchase or receive upon forfeiture being also immediately lapse; and

•	Continued medical coverage for 18 months following the date of termination (or, if earlier, until you cease to be eligible to such coverage.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

General Compensation Philosophy
      The Company’s executive pay programs are designed to:

•	attract and retain executives who will contribute to the Company’s long-term success by paying compensation that is competitive with the practices of other leading high technology companies;

•	mesh executive and shareholders’ interests through stock option-based plans; and

•	set challenging performance goals and provide short-term incentives through variable compensation based upon achievement of these goals.
      The Company’s general compensation philosophy is that total cash compensation should vary with the performance of the Company in attaining financial and non-financial goals.

Executive Officer Compensation
      Base Salary. The base salaries of executive officers are initially determined by evaluating the responsibilities of the position held and the experience and performance of the individual, with reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions in technology-based companies of reasonably similar size. The Compensation Committee reviews executive salaries annually and adjusts them as appropriate to reflect changes in the market conditions and individual performance and responsibility. The Compensation Committee has engaged the services of outside consultants from time to time to provide advice on appropriate compensation levels.
      Bonuses. The bonuses awarded to executive officers are determined based on achievement of individual and Company performance goals. Target bonuses for each executive officer are based on overall Company results, his or her potential impact on the Company’s operating and financial results and market competitive practices. The purpose of the executive compensation plan is to motivate and reward the executives of the Company to profitably grow the Company and achieve corporate goals.
      Stock Options and Restricted Stock Awards. Under the Company’s 2001 Stock Incentive Plan, stock options and restricted stock awards may be granted to executive officers and other employees of the Company. Upon joining the Company, an individual’s initial option grant is based on the individual’s responsibilities and position, and the competitive marketplace. The size of stock option and restricted stock awards is based primarily on an individual’s performance and responsibilities. Because of the competitive nature of the technology industry in which the Company competes, the Compensation Committee believes stock option grants are an effective method of encouraging executives to take a longer term view of the Company’s performance and to ensure that the executive’s and the shareholder’s interests are in alignment. All Company stock options have an exercise price at least equal to the fair market value of the Company’s stock on the grant date. The restricted stock awards give the right to acquire, free of charge, Company’s ADSs subject to vesting conditions based on timing and/or performance criteria.
      Other. Other elements of executive compensation include Company-wide medical and life insurance benefits and the ability to defer compensation pursuant to a 401(k) plan, and the Company matching employee contribution of up to a maximum of $2,000 per year which vests over three years. Executive officers employed with the Company in Canada have the ability to defer compensation pursuant to a RRSP plan, with the benefit of the Company matching executive officer contributions up to a maximum of Canadian $2,500 per year. Executive officers employed with the Company in France are entitled to participate in a profit-sharing plan, which provides for contingent compensation, based on the Company’s achievement of certain revenues and operating profit targets. Executive officers and certain employees in the United States can participate in a non-qualified deferred compensation plan.

Chief Executive Officer Compensation
      Mr. Liautaud was Chief Executive Officer until his resignation, effective on September 11, 2005. For 2005, his compensation was comprised of a base salary of $650,000 and a variable salary of up to 100% of his base if certain performance criteria were met, with the ability to overachieve these performance criteria. For 2005, variable salary was based on the Company’s achievement of certain revenue and operating income targets as well as personal objectives. For 2005, based on objectives achieved, the amount of the variable compensation that was awarded to Mr. Liautaud was $654,635. Mr. Liautaud has not received any other special or additional compensation other than as described in the Summary Compensation Table.
      Mr. Schwarz was appointed as Chief Executive Officer, effective on September 11, 2005. For 2005, his compensation was comprised of a base salary of $700,000 and a variable salary of up to 100% of his base if certain performance criteria were met, with the ability to overachieve these performance criteria. For 2005, variable salary was based on the Company’s achievement of certain revenue and operating income targets as well as personal objectives. For 2005, based on objectives achieved, the amount of the variable compensation that was awarded to Mr. Schwarz was $228,082. Mr. Schwarz has not received any other special or additional compensation other than as described in the Summary Compensation Table.

Tax Deductibility of Executive Compensation
      The Compensation Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code and the regulations thereunder (the “Code”). The Code disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the Named Executive Officers, unless such compensation is performance-based. The cash compensation of each of the Named Executive Officers is below the $1 million threshold and the Compensation Committee believes that any options granted under the Company’s option plans will meet the requirements of being performance-based. Restricted stock units granted under the 2001 Stock Incentive Sub-Plan do not qualify as performance-based compensation under Section 162(m). The Company’s policy is to qualify, to the extent reasonable, its executive officers’ compensation for deductibility under applicable tax laws. However, the Compensation Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to the Company’s success. Consequently, the Compensation Committee recognizes that the loss of a tax deduction could be necessary in some circumstances.
      In 2005, the Board of Directors did not modify or reject in any material way any action or recommendations of the Compensation Committee.

COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS

Gerald Held
Bernard Charlès
Carl Pascarella

REPORT OF THE AUDIT COMMITTEE
      The Audit Committee currently consists of Jean-François Heitz, Kurt Lauk and David Peterschmidt.
      The Company’s Board of Directors has adopted a written charter for the Audit Committee, which details the responsibilities of the Audit Committee. The Audit Committee Charter was amended by the Company’s Board of Directors in October 2005.
      Pursuant to this Charter, the Audit Committee evaluates audit performance, manages relations with the Company’s principal accountant and the statutory auditors (collectively the “Auditors”) and evaluates policies and procedures relating to internal accounting functions and controls. This report relates to the activities undertaken by the Audit Committee in fulfilling such responsibilities.
      The Audit Committee has reviewed and discussed the audited statutory and consolidated financial statements for the year ended December 31, 2005 (the “Audited Financial Statements”) with the Company’s management. In addition, the Audit Committee has discussed with the Auditors the matters required to be discussed by Statements on Auditing Standards No. 61.
      The Audit Committee has also received the written disclosures and the letter from the Auditors required by Independence Standards Board Standard No. 1 and has reviewed, evaluated and discussed with the Auditors their independence from the Company.
      The Audit Committee has also discussed with the Company’s management such other matters and received such assurances from them as deemed appropriate by the Audit Committee.
      The Audit Committee has discussed with the Company’s management the process used for certifications by the Company’s Chief Executive Officer and Chief Financial Officer which are required by Item 307 of Regulation S-K for certain of the Company’s filings with the Securities and Exchange Commission, as well as the scope effectiveness of the Company’s internal controls and procedures over financial reporting.
      The Audit Committee has reviewed and discussed with the Company’s management the process used for the certification required by Item 308 of Regulation S-K regarding the effectiveness of the Company’s internal control and procedures over financial reporting.
      Based on the review and discussion above, the Audit Committee has recommended to the Company’s Board of Directors that the Audited Financial Statements prepared under U.S. GAAP be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission, and that the Audited Financial Statements prepared under French GAAP and IFRS be included in the report of the Board of Directors to shareholders.

AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS

Jean-François Heitz
David Peterschmidt
Kurt Lauk

RELATIONSHIP WITH PRINCIPAL ACCOUNTANT
      Ernst & Young LLP has served as the Company’s principal accountant for the financial statements prepared under U.S. GAAP since 1992. The “Report of our Principal Accountant” for the year ended December 31, 2005 for the year ended December 31, 2004, did not contain any adverse opinions nor any disclaimer of an opinion.
      Services performed by the Principal Accountant and its affiliates for 2005 consisted of the examination of our financial statements, services related to filings with the SEC and the AMF, consulting and regulatory filing reviews in connection with acquisitions, services related to the implementation of Item 308 of Regulation S-K of the Securities Act, domestic and foreign tax compliance work, tax filings and tax consulting services. These services were reviewed and approved by our Audit Committee. The Principal Accountant is not expected to be present at the Meeting.
Fees Paid to Auditors for Service Rendered

Audit Fees
      Fees for audit services totaled approximately $5.4 million in 2005 and approximately $4.1 million in 2004, including fees associated with the annual audit of our annual financial statements prepared under U.S. GAAP, French GAAP and IFRS, the review’s of the Company’s quarterly reports on Form 10-Q and services normally provided by our Principal Accountant and its affiliates in connection with the Company’s statutory and regulatory filings or engagements, including registration statements as well as the related expenses. In addition, fees related to the audit of management’s assessment on the effectiveness of our internal controls and procedures over financial reporting were approximately $1.9 million in 2005 and $2.0 million in 2004.

Audit-Related Fees
      Fees for audit-related services totaled approximately $0.1 million in 2005 and $0.2 million in 2004. Audit-related services principally include consulting in connection with acquisitions and other accounting matters.

Tax Fees
      Fees for tax services, including tax compliance, tax advise and tax planning (including expatriate tax services), totaled less than $0.1 million in 2005 and approximately $0.4 million in 2004.

All Other Fees
      Fees for all other services not included above were less than $0.1 million in 2005 and in 2004. Fees related to online subscription services and other miscellaneous items.
Pre-Approval Policies and Procedures
      In accordance with the Audit Committee Charter, the Audit Committee is required to review and approve in advance the annual budget for Principal Accountant audit services and review and pre-approve all non-audit services rendered by the Principal Accountant and its affiliates. All services rendered in 2005 and 2004 were approved by the Audit Committee. The Committee may delegate pre-approval authority to a member of the Committee, with the decisions of this delegate to be presented to the full Audit Committee at its next scheduled meeting.
      The Audit Committee has considered whether the Principal Accountant and its affiliates provision of non-audit services is compatible with maintaining our Principal Accountants’ independence. The Audit Committee concluded that the non-audit services provided in 2005 were compatible with maintaining our Principal Accountant independence under the U.S. regulations.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
      The Company’s Compensation Committee currently consists of Messrs. Held and Charlès. No interlocking relationship exists between any member of the Company’s Board of Directors or Compensation Committee and any member of the Board of Directors or Compensation Committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company or its subsidiaries.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Regulated Agreements
      The Chairman and the Chief Executive Officer entered into employment agreements with some of the Company’ subsidiaries. These employment agreements stipulate some special post-termination indemnification. These agreements have been authorized in advance by the Board and will be submitted for approval at our next shareholders meeting in compliance with the requirement of the French corporate law for such agreements signed by the Company’s director and officer with us and our subsidiaries which stipulates special post-termination indemnification.
      Pursuant to the Stockholders Agreement by and among the Company, New SAC, CB Cayman, and the others stockholders dated as of October 15, 2003, the Company filed a registration statement on Form S-3 with the SEC for the resale of approximately up to 15.9 million of Company’s shares held by New SAC; and the Company entered into customary underwriting agreements with New SAC and the designated underwriter upon the resale(s) of the Company’s shares held by New SAC (the “Underwriting Agreement”) in November 2005. The template of Underwriting Agreement has been authorized in advance by the Company’s Board of Directors and will be submitted for approval at our next shareholders’ meeting in compliance with the requirement of the French corporate law for such agreements signed with a shareholder holding more than 10% of our share capital.
      The Company have contracted for and maintain liability insurance against liabilities that may be incurred by its directors and officers in their respective capacities since September 1994. This liability insurance agreement was duly ratified by the shareholders at the Company’s shareholders’ meeting held on August 17, 1994. The renewal of this insurance on November 2005 will be submitted for to the ratification at the next Company’s shareholders’ meeting in compliance with the requirement of French corporate law for such agreements signed by us and for which Company’s directors have an interest.
      All agreements listed above are called regulated agreements (conventions règlementées). There were no other agreements entered into during 2005, directly or indirectly, between the Company and its Chairman, its Chief Executive Officer, one of its directors, one of its shareholders owning at least 10% of the voting rights, or if such shareholder is a company, the company controlling such shareholder under the meaning of article L.233-3 of the French Commercial Code, and no other transaction as referred to by articles L.225-38 paragraph 2 and 3 and article L225-42-1 of the French Commercial Code.
Agreements in the Ordinary Course of the Business
      The Company has entered into the following agreements in the ordinary course of business and with terms and conditions that are not out of the ordinary, with companies in which some of the its directors and officers have an interest:

•	Business Objects S.A. — Dassault Systèmes S.A. (Mr. Charlès): purchase of license and related services under its master software license agreement no. 97.1059 dated December 23, 1997 and its amendment dated March 25, 2005; Business Objects S.A. — Software Development Technologies (Mr. Held): Consulting agreement;

•	Business Objects Corp/ Business Objects Americas — Creo (Mr. Heitz): Software License Agreement;

•	Business Objects Software Ltd — Electronics for Imaging (Mr. Peterschmidt): Authorized Application Provider Agreement;

•	Business Object S.A. — My SQL (Mr. Liautaud): Technology Partnership Agreement;

•	Business Objects Software Ltd — Open Wave (Mr. Peterschmidt and Mr. Held): OEM agreement;

•	Business Objects Americas — Symantec (Mr. Roux): Software License Agreement;

•	Business Objects Greater China — Smarteam Corporation (Mr. Charlès): Settlement Agreement relating to software localization services; and

•	Business Objects Americas — Arc (Mr. Heitz): Global Technology Partner Agreement.
      The Company has entered into distribution agreements, cash pooling agreements, and/or other agreements, guaranties which are entered into in the ordinary course of business and with terms and conditions which are not out of the ordinary, with some of its subsidiaries in which its Chairman and/or its Chief Executive Officer are director and/or officer.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and persons who own more than 10% of its registered class of equity securities to file reports of ownership and changes in ownership with the SEC. Such executive officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a) of the Exchange Act.
      Based solely on the Company’s review of copies of Forms 3 and 4 and amendments thereto furnished to us pursuant to Rule 16a-3 and Forms 5 and amendments thereto furnished to the Company with respect to our last year, and any written representations referred to in Item 405(b)(1) of Regulation S-K of the Securities Act stating that no Forms 5 were required, the Company believes that, during 2005, all Section 16(a) filing requirements applicable to our officers and directors were complied with.

COMPARISON OF TOTAL CUMULATIVE SHAREHOLDER RETURN
      The following graph sets forth the Company’s total cumulative shareholder return as compared to the Hemscott Group Index and the Nasdaq Market Index, which includes application software companies. The total shareholder return assumes $100 invested on January 1, 2001 in shares of the Company, the Hemscott Group Index and the Nasdaq Market Index. Total return assumes reinvestment of dividends. Historical stock price performance is not necessarily indicative of future stock price performance.
COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG BUSINESS OBJECTS S.A.,
NASDAQ MARKET INDEX AND HEMSCOTT GROUP INDEX

	2000	2001	2002	2003	2004	2005

Business Objects S.A.	100.00	89.49	39.72	91.82	67.09	106.99
Hemscott Group Index	100.00	95.29	67.97	83.78	89.42	88.84
NASDAQ Market Index	100.00	79.71	55.60	83.60	90.63	92.62

MANAGEMENT REPORT
REPORT OF THE BOARD OF DIRECTORS ON THE ACTIVITIES OF THE
COMPANY AND OF THE GROUP DURING THE YEAR 2005
(Translation of French original. The French original governs and this translation is for convenience only.)

1.	Results of the Group During the Year 2005

1.1. Introduction
      In accordance with the French Commercial Code, the following discussion relates to the stand alone accounts of Business Objects S.A. under French GAAP, the parent company of the Business Objects group, as well as the consolidated accounts of the Company an its subsidiaries (the “Company”, “we”, “us”, or “our Company”), which accounts were prepared in euros and in accordance with International Financial Reporting Standards (“IFRS”), as dictated by the International Accounting Standards Board (“IASB”).
      The application IFRS was mandatory from fiscal beginning January, 1 2005, in compliance with European Commission Rules 1606/2002. We filed a transition note including a balance sheet at January 1, 2004 at December 31, 2004 and a 2004 statement of income and notes with the BALO on October 28, 2005, which is disclosed at section 4.4 of the Document de Référence.
      Pursuant to the article 28 of the rule (CE) n° 809/2004 of the European Commission, historical data as of December 31, 2003 and December 31, 2004, prepared in accordance with French GAAP, and the analysis of the changes from 2003 to 2004 are included by reference in the present document, and is available in the 2004 Document de Référence we filed with the AMF under the authorization number R 05-049.
      Data included in this report has been prepared in accordance with IFRS standards and related interpretations in effect as of December 31, 2005. Some of these standards may change in the future.
      Some data included in this report, either forward-looking statements or not, involve risks and uncertainties. The related factors are more fully described in the “Factors affecting Future Operating Results” section disclosed in the Section 3.7 of the Document de Référence.

      The financial data included in this report is expressed in thousands of euros, except as otherwise stated herein.
BUSINESS OBJECTS S.A.
(consolidated)

	As of December 31,

	2004	2005

	(In € thousands,
	except (*))
Statement of income data:
Revenues:
Net licence fees	€379,991	€415,136
Services	364,755	450,253

Total revenue	744,746	865,389

Total cost of revenue:
Licences	(23,249)	(23,988)
Services	(140,747)	(177,319)
Total cost of revenue:	(163,996)	(201,307)

Gross profit	580,750	664,082

Sales and marketing	(336,101)	(359,257)
Research and development	(122,892)	(128,539)
General and administrative	(73,641)	(88,890)
Other operating income and expenses	—	1,624
Restructuring costs	(1,783)	(569)
Income from operations — current	46,333	88,451
Other operating expenses	—	(23)
Other operating income	2,919	381

Income from operations	49,252	88,809

Finance costs, gross	(77)	(338)
Income from cash and cash equivalents	3,049	7,217
Finance costs, net	2,972	6,879
Other financial income and expenses	(9,332)	2,400
Income tax expense	(37,610)	(33,287)

Net income	€5,282	€64,801

Number of shares — basic(*)	88,748	90,405
Income per share — basic(*)	€0.06	0.72
Number of shares — diluted(*)	90,947	92,734
Income per share — diluted(*)	€0.06	0.70

BUSINESS OBJECTS S.A.
(consolidated)

	As of December 31,

	2004	2005

	(In thousands of euros)
Balance Sheet Data:
Cash and cash equivalents	€216,738	€280,943
Total assets	1,358,447	1,760,904
Working capital	72,733	139,872
Non current liabilities	16,871	36,630

1.2 Results of Operations as of December 31, 2005

1.2.1 Overview
      We are the world’s leading independent provider of Business Intelligence (“BI”) solutions. We develop, market and distribute software and provide services that enable organizations to track, understand and manage enterprise performance within and beyond the enterprise. We believe that data provided by the use of a BI solution allows organizations to make better and more informed business decisions. Users can view and interact with key performance indicators in a dashboard, create queries and reports, access catalogs of reports and do simple or complex analysis of data. We have one reportable segment — BI software products.
      On December 11, 2003, we acquired Crystal Decisions, Inc. In 2005, the Company acquired SRC Software, Inc., Medience S.A. and Infommersion, Inc. These acquisitions did not result in any new reportable segments.
      Similar to other software companies, our strongest quarter each year is typically our fourth quarter, as the sales organization is ending their fiscal year and many of our customers are at the end of their annual budget cycle. Consequently, our revenues are seasonally lower in our first quarter. In addition, our third quarter is a relatively slow quarter primarily due to lower economic activity throughout Europe during the summer months in general.
      As a result of the growth of the Company during previous years, our historical results prior to 2004 are not representative nor expected to be indicative of our future results.

Key Performance Indicators
BUSINESS OBJECTS S.A.
(consolidated)

	As of
	December 31,

	2004	2005

	(In thousands of
	euros, except (*))
Revenues	€744.7	€865.4
Revenues growth(*)	—	16.2%
Operating income	49.2	88.8
Income from operations as percentage of total revenues(*)	6.6%	10.2%
Net income	5.3	64.8
Diluted earnings per share(*)	0.06	0.70
      We have now completed our second full year since the Crystal Decisions acquisition and our product lines and platforms are expanding. In 2005, our BusinessObjects XI platform generated $234 million in license revenue and was primarily responsible for the 9% increase in license revenue from 2004. Service revenues increased 23% as both the maintenance and consulting revenues increased over 2004. Operating expenses for 2005 were €777 million, a 11.7% increase over 2004. These increased expenses were primarily related to salary and related benefits as we have increased our headcount in 2005 to 4,418 from 3,834 in 2004. Operating income was €88.5 million in 2005, up € 39.2 million, or 80%, over 2004.

1.2.2 Key events of 2005

New Products
      BusinessObjects XI merged the former Business Objects’ and Crystal Decisions’ product lines into a single platform with new features and functionality. Given that we will transition other Business Objects and Crystal Decisions’ products to end of life over the next 18 months, we believe that some customers may not purchase those products or may wait before purchasing BusinessObjects XI until reviews on the product have been established. We cannot predict whether our revenues from our products other than BusinessObjects XI will be consistent with patterns we have previously experienced or whether BusinessObjects XI customer acceptance and purchasing will be similar to our prior product releases.
      In August 2005, Business Objects launched its planning products. Our planning products, the result of our acquisition of SRC, combine strategic planning, capital planning, budgeting, state-of-the-art reporting tools, scorecarding, and a powerful consolidation engine — with multiple access options that deliver unrivaled visibility into the business. We are increasing our sales presence in the finance organizations of our current and potential customers.
      In October 2005, we released BusinessObjects XI Release 2. We believe that significant enhancements and new capabilities in BusinessObjects XI Release 2 will improve simplicity for end users, trusted information and the ability to standardize on a single BI platform.
      As part of the launch of BusinessObjects XI Release 2, we released BusinessObjects Intelligent Question, an innovation that allows anyone to ask intuitive business questions and receive meaningful answers, without the need to build a query or know the underlying systems or data.
      In November 2005, we released Crystal Xcelsius, providing state of the art interactive visual analytics. It makes it easy to transform Excel spreadsheets into sophisticated data presentations that include unique visual components, then share within PowerPoint, Adobe PDF, Outlook, and the web.

1.2.3. Results of operations
      The following shows selected data from the results of operations, as a percentage of total revenues.
BUSINESS OBJECTS S.A.
(consolidated)

	As of
	December 31,

	2004	2005

Net licence fees	51%	48%
Services	49%	52%
Total revenues	100%	100%
Cost of revenues — Licences	3%	3%
Cost of revenues — Services	19%	20%
Total cost of revenues	22%	23%
Gross profit	78%	77%
Sales and marketing	45%	42%
Research and development	17%	15%
General and administrative	10%	10%
Other operating income and expenses	0%	0%
Restructuring costs	0%	0%
Income from operations — current	6%	10%
Income from operations	6%	10%
Net income	1%	7%
Gross profit in %
Licences	94%	94%
Services	61%	61%

1.2.4 Revenues
      Total revenues were €865.4 million in 2005, which represented an increase of 16% or € 120,6 million, from 2004.
      The Company has one reportable segment — BI software products. It generates revenues from the sale of licenses to use its software products, and services revenues, including maintenance activities and professional services.
      The following table shows the change in revenues:
BUSINESS OBJECTS S.A.
(consolidated)

	As of December 31,

	2004	Change in %	2005

	(In millions of euros)
Net license fees	€380.0	9%	€415.1
Business Intelligence Platform	342.9	5%	360.3
Enterprise Performance Management Applications	22.5	46%	32.8
Data Integration	14.6	51%	22.0
Services revenues	364.7	23%	450.2
Software license updates and support	267.0	24%	329.7
Professional services and other	97.7	23%	120.5

Total revenues	€744.7	16%	€865.4

1.2.4.1 Licences
      We generate net license fees from the sale of licenses to use our software products. Historically, we have recognized a substantial portion of our revenues in the last month of a quarter.
      Net license fees increased by 9% million to €415.1 million in 2005 from € 380.0 million in 2004. The impact of currencies exchange rate is quite limited. The primary reason for the increase was sales of licenses for our BusinessObjects XI platform. We began recognizing revenues on this product line in 2005 and it generated $234 million, or 45% of license revenues, in 2005. Further, revenue from our acquisitions contributed approximately $9 million in 2005.
      Net licence fees consist of three product families: Business Intelligence Platform, Enterprise Performance Management Applications and Data Integration. Expressed in U.S. dollars revenues in 2005 increased across all product families when compared to 2004. The Company derives the largest portion of its net license fees from its BI platform products. In 2005 and 2004, the BI platform products represented 87% and 90% of total net license fees, respectively. In 2005, our growth was primarily the result of our BusinessObjects XI products. The Company closed 46 deals over $1 million in 2005 compared to 33 deals over $1 million in 2004. The Company believes the increased number of transactions over $1 million in 2005 reflected an increasing number of customers that elected to standardize their BI across their enterprise while choosing the Business Objects products. On a U.S. dollar basis, revenue from these deals was $86 million in 2005, a 50% increase from 2004. Mid-range deals between $0.2 and $1 million increased 25% in 2005 when compared to 2004.
      On a U.S. dollar basis, in 2005, direct revenues represented 51% of total net license fees, whereas direct revenues represented 52% in 2004. Our net license fees from direct sales have historically comprised a greater percentage of our net license fees than indirect sales. The decline in direct revenues was due in part to our acquisition of Crystal Decisions, which contributed a strong base of independent distributors in addition to channel partner relationships including original equipment manufacturers, value added resellers and system integrators. We continue to enter into and expand our channel partner relationships which will impact the amount of our net license fees from indirect sales. We anticipate that the relative portions of our direct and indirect net license fees will fluctuate between periods, as revenues are sensitive to individual large transactions that are neither predictable nor consistent in size or timing. No single customer or channel partner represented more than 10% of total revenues during any of the years presented.

1.2.4.2 Services
      Services revenues come from support revenues and professional services.
      We derive our maintenance and support revenues from selling technical support services and rights to receive product upgrades, if and when we make them available, to customers who have bought software licenses from us. Our maintenance agreements generally have a term of one year and are typically renewed on an annual basis.
      Our professional services organization earns revenues for consulting and training to plan and execute the deployment of our products as required by our customers. In addition, we provide training to our customers’ employees to enhance their ability to fully utilize the features and functionality of the products purchased.
      Services revenues increased by 23%, or €85.5 million, to € 450.2 million in 2005 from 2004. On a U.S. dollar basis, services revenues in 2005 increased by 24% from 2004. This increase resulted from our increased installed base relating to new and existing customers and from higher maintenance renewals. Additionally, due to our application of business combination accounting rules, in 2004, we were unable to recognize $28.0 million of maintenance and technical support revenue related to support contracts assumed in the Crystal Decisions acquisitions. As a percentage of total revenues, services revenues increased to 52% of total revenues for 2005 as compared to 49% in 2004.
      Professional services and other revenues in 2005 increased by 23% from 2004. Our continued investment in our professional services teams, with the view to expanding the breadth and depth of solutions we offer our customers, resulted in increased revenues.

1.2.4.3 Geographic Revenues Mix
      The following shows the geographic mix of our total revenues by major geographic location, as a percentage of total revenues and as a percentage change between years:
BUSINESS OBJECTS S.A.
(consolidated)

	As of December 31,

	2004	Change in %	2005

	(In millions of euros)
France	€70.3	11%	€77.7
Percent of total revenues	9%		9%
Europe, Middle East and Africa	280.1	16%	325.1
Percent of total revenues	38%		38%
Americas(1), including Canada and Latin America	334,3	19%	397.9
Percent of total revenues	45%		46%
Asia Pacific, including Japan	60.0	8%	64.7
Percent of total revenues	8%		7%

Total revenues	€744.7	16%	€865.4

(1)	Includes the following total revenues in the United States: €369.6 million in 2005, € 311.2 million in 2004
     Revenues in 2005 increased across all geographies when compared to 2004. As a percentage of total revenues, each geographic area remained stable compared to December 2004.
      In the Americas for 2005, total revenues increased by 19% over 2004, sequentially every quarter and increased quarter over quarter every quarter when compared to 2004. The Americas closed 21 deals over $1 million in 2005, including one over $4.6 million, compared to 19 deals over $1 million in 2004. Mid-range deals (between $200,000 and $1 million) increased 54% to 275 deals and totaled $89.5 million in 2005 revenues.
      The U.S. dollar/ euro exchange rate impacted the increase of the Americas negatively: on a euro basis, as a percentage of total revenues, Americas increased 1% to 46% in 2005 from 45% in 2004, while it increased by 2% on a U.S. dollar basis.
      In EMEA for 2005, revenues increased quarter over quarter every quarter when compared to 2004, across all activities. In 2005 EMEA closed 24 deals over $1 million compared to 14 deals over $1 million in 2004. On a U.S. dollar basis, revenues from over $1 million deals increased by 122% over 2004. EMEA accounted for 47% of total revenue for 2005 and 2004.
      Asia Pacific, including Japan, revenues increased 8% in 2005 over 2004.

1.2.5 Cost of Revenues
      The following shows costs of revenues, as a percentage of total revenues and as a percentage change between years.
BUSINESS OBJECTS S.A.
(consolidated)

	As of December 31,

	2004	Change in %	2005

	(In thousands of euros)
Cost of revenues Licences	€23.3	3%	€24.0
Percent of total revenues — net licence	6%		6%
Cost of revenues Services	140.7	26%	177.3
Percent of total revenues — services	39%		39%

Total cost of revenues	€164.0	23%	€201.3
Percent of total revenues	22%		23%

1.2.5.1 Cost of net license fees
      Our cost of net license fees consists primarily of the amortization of intangible assets. To a lesser extent, materials, product packaging, distribution costs, related fulfillment personnel and third party royalties are included.
      As a percentage of net licence revenues, cost of net licence fees were 5.8% in 2005 and 6.1% in 2004.
      The increase in euros primarily resulted from the costs associated with increased shipment of products during the year.

1.2.5.2 Cost of services revenues.
      Our cost of services revenues consists primarily of personnel and related overhead costs for technical support, consulting, training, materials delivered with product upgrades, enhancements, professional services.
      As a percentage of services revenues, cost of services revenues increased to 39.4% in 2005 from 38.6% in 2004.
      The increase in 2005, in euros and as a percentage of revenues, was primarily due to headcount related costs associated with the growth in our consulting business as we continue to experience across all geographies.

1.2.6 Operating margin
      Income from operations increased by 3.6% to 10.2% of total revenues in 2005 from 2004. The increase in operating margin in 2005 was primarily driven by our BusinessObjects XI product family. As a percentage of total revenues, sales and marketing expenses and research and development expenses decreased to 42% and 15% respectively in 2005, while general and administrative expenses were stable at 10%.

1.2.7 Operating Expenses
      The following table shows operating expenses as a percentage of total revenues.
BUSINESS OBJECTS S.A.
(consolidated)

	As of December 31,

	2004	Change in %	2005

	(In thousands of euros)
Sales and marketing	€(336.1)	6.9%	€(359.3)
Percent of total revenues	45%		42%
Research and development	(122.9)	4.6%	(128.5)
Percent of total revenues	17%		15%
General and administrative	(73.6)	20.7%	(88.9)
Percent of total revenues	10%		10%
Other operating income and expenses	—		1.6
Percent of total revenues	NA		—
Restructuring costs	(1.8)	68.1%	(0.6)
Percent of total revenues	—		—

Total Operating Expenses	€(534.4)	7.8%	€(576.0)
Percentage of total revenues	72%		67%

1.2.7.1 Sales and Marketing Expenses
      Sales and marketing expenses include salaries, benefits, commissions and bonuses earned by sales and marketing personnel, advertising, product promotional campaigns, promotional materials, travel, facilities and other related costs.
      The increase in 2005 compared to 2004 was primarily due to increased employee expenses and related benefit costs attributable to headcount increases during 2005 through both internal growth and the SRC and Infommersion acquisitions. Additionally, increased advertising costs directly related to the SRC and Infommersion acquisitions and the advertising campaign for Business Objects XI and Crystal Xcelsius in 2005 also contributed to the increase.
      Sales and marketing headcount increased to 1,740 persons at December 31, 2005 from 1,449 persons at December 31, 2004.

1.2.7.2 Research and Development Expenses
      Research and development expenses are expensed as incurred and consist primarily of personnel and related costs associated with the development of new products, the enhancement of existing products, quality assurance and testing and facilities and other related costs.
      The increase in 2005 compared to 2004 was primarily due to increased employee expenses and related benefit costs attributable to headcount increases. Research and development headcount increased by 37 employees during 2005 through both internal growth and the SRC, Medience and Infommersion acquisitions. Additionally, translation costs in connection with the launch of BusinessObjects XI Release 2 and increased information technology and facility costs also contributed to the increase in 2005.
      As a percentage of total revenues, research and development expenses decreased to 15% in 2005 from 17% in 2004. as a result of the combination of facilities of the combined company after the Crystal Decisions acquisition.

      Research and development headcount increased to 915 persons at December 31, 2005 from 878 persons at December 31, 2004.

1.2.7.3 General and Administrative Expenses
      General and administrative expenses consist primarily of personnel costs for finance, legal, human resources, third party professional services and other administrative costs.
      General and administrative expenses as a percentage of revenues was 10% for both 2005 and 2004. The increase in absolute amount in 2005 was primarily the result of additional headcount and related benefit costs, including the acquisition of SRC and Infommersion and temporary personnel for information technology projects. To a lesser extent, increased building costs and litigation expenses in 2005 also contributed to the increased general and administrative expenses versus 2004. These increases were partially offset by decreases in bad debt expenses, which were primarily attributable to collections during 2005 of older accounts receivable balances which were reserved as uncollectible in prior periods.
      General and administrative headcount increased to 554 persons at December 31, 2005 from 520 persons at December 31, 2004.

1.2.7.4 Other operating income and expenses
      Other selling, general and administrative income and expenses consists primarily of net foreign exchange gains and losses on transactions occurred during the period.
      In 2005, € 1.6 million of net foreign exchange gains were recognized. No similar income or expense was recognized in 2004.

1.2.7.5 Restructuring Expenses
      Restructuring expenses were €1.8 million in 2004. A restructuring expense of € 0.6 million was accounted for in 2005.
      Restructuring expenses in 2004 related to restructuring plans to eliminate duplicative activities as a result of our acquisition of Crystal Decisions. During 2005, € 0.4 million of restructuring expenses incurred that related to a restructuring plan subsequent to the SRC acquisition. For further details on restructuring, see Note 11 to the consolidated financial statements.

1.2.8 Other operating income
      Other operating income was €0.4 million in 2005. In 2004 other operating income was € 2.9 million, and consisted mainly of two installments for a total of $3.5 million pursuant to the terms of the agreement in settlement of the patent infringement lawsuit against Cognos.

1.2.9 Net finance costs
      Net finance costs consist primarily of income from cash and cash equivalents less the cost of financing transactions.
      For 2005, income from cash and cash equivalents was €7.2 million compared to € 3.1 million in 2004. The increase resulted from higher average cash and cash equivalents provided by operating activities and an increase in average interest rates. The Company invests its cash in excess in bank certificates of deposit, guaranteed investment certificates and money market funds.
      Gross finance costs primarily represent interest expenses on financial transactions. Gross finance costs were €338,000 in 2005, resulting from overdraft costs, and were € 77,000 in 2004.

1.2.10 Other financial income and expenses
      Other financial income and expenses consist primarily in foreign exchange gains and losses on forward contracts to hedge financing activities such as inter-company loans and borrowings in foreign currencies or financial instruments that do not qualify for hedge accounting. They also include the gains (losses) in fair value of financial assets hold for sale (non-consolidated interests in companies).
      Other financial income and expenses were a gain of €2.4 million in 2005 and a loss of €9.3 million in 2004. In 2005, other financial income and expenses consisted primarily of a €12.5 million loss resulting from inter-company loans, but was offset by a € 14.7 million gain on hedging contracts entered into to hedge our foreign exchange exposure on inter-company loans.

1.2.11 Provision for income taxes
      The provision for income taxes was €33.3 million in 2005 which declined from a provision for income taxes of € 37.6 million in 2004. The effective tax rate of the Company is 33.9% in 2005 down from 87.7% in 2004.
      The theoretical tax provision of the Company based on the French legal tax rate is €34.3 million in 2005, up from €15.2 million in 2004. Main discrepancies between theoretical tax provision and effective tax provision are detailed on note 18 of the notes to the consolidated financial statements. The 2005 provision for income taxes in France included €1.5 million for income taxes on intellectual property transfers from Medience to Business Objects Software Ltd., our Irish subsidiary. In 2004, the difference included € 30.1 million for income taxes on intellectual property transfers from Business Objects S.A. to Business Objects Software Ltd.
      The French R&D tax credit is not deducted from our tax expense but instead from the R&D expenses. In 2005, the French R&D tax credit was €5.8 million versus to € 0.4 million in 2004.
      As of December 31, 2005, based on the historical and forecasted taxable income of our American fiscal group, the Company believes that it will be able to realize the U.S. deferred tax assets that were not recognized prior 2005, except certain net operating loss carry-forwards of Acta Inc., which the realization of which may not occur prior to their expiration. Deferred tax assets related to acquired losses in 2005 were booked under goodwill.

1.2.12 Cash and cash equivalent
BUSINESS OBJECTS S.A.
(consolidated)

	2004	2005

	(In millions of euros)
Working capital	€72.7	€139.9
Cash flow provided by operations	61.8	135.6
Cash flow used in investing activities	(29.6)	(120.0)
Cash flow provided by financing activities	4.6	18.8
Effects of changes in exchange rates on cash and cash equivalents	(8.4)	29.8
Net increase (decrease) in cash and cash equivalents	28.4	64.2
Cash, cash equivalents, restricted cash and short-term investments as of December 31,	€216.7	€280.9
      Cash and cash equivalents totaled €280.9 million at December 31, 2005, an increase of € 64.2 million from December 31, 2004.
      Our principal source of liquidity has been cash generated by our operations and funds provided by stock option exercises. For the two periods presented our operations have funded themselves and in 2005 we used our existing cash resources to finance business acquisitions.
      Foreign currency exchange rates had a favorable impact on our cash balances but the impact of foreign currency exchange rate fluctuation may also have a negative impact in the future.

Operating Activities
      The primary source of cash from operations in 2005 was €135.6 million in gross profit, as compared to € 61.8 million in 2004. The increase was mainly due to an increase in operating income, and, to a lesser extent, to a better cash collection, partially offset by additional cash payments for taxes due, including on inter-company transfers of intellectual property which took place in 2004.
      Calculated on a U.S. dollars basis, days sales outstanding decreased to 79 days at December 31, 2005 from 84 days at December 31, 2004.

Investing Activities
      Net cash used in investing activities of €120.0 million during 2005 primarily related to the acquisition of SRC (€57.4 million in cash, net of acquired cash), Medience (€6.6 million in cash, net of acquired cash), Infommersion (€20.8 million in cash, net of acquired cash) and, to a lesser extent, to the purchase of computer hardware (€12.7 million) and software (€9.5 million) and related infrastructure costs (€ 11.6 million) to support our growth and costs associated with facilities improvements.
      Net cash used in investing activities of € 29.6 million during 2004 primarily related to the sale of treasury shares held by Business Objects Option LLC and the acquisition of tangible assets and software for information technology systems and infrastructures, especially in our Vancouver, Canada location.

Financing activities
      During 2005, cash provided by financing activities consisted primarily of €9.8 million from the issuance of shares under our employee stock purchase plans and of €21.9 million from the exercise of options under our stock option plans, including €10.9 million of repurchase price for ADS linked to options exercised by former optionees who became our employees through the acquisitions we completed since 2003. The Company did not repurchase any ordinary shares in 2005. We have placed a portion of the acquisition price of companies we acquired in 2005 in escrow in order to cover potential liabilities. Around € 24 million was transferred to escrow accounts and will be released at different times according to the conditions set forth in the applicable purchase agreements.
      In 2004, the increase in financing activities was due to the €6.3 million from the issuance of shares under our employee stock purchase plans and €7.2 million in cash received from the exercise of options. These inflows were partially offset by the use of €33.4 million for the repurchase of 2.0 million of ordinary shares and € 19.4 million of ADS repurchase price related to the exercise of options granted to Crystal Decisions’ employees.

Future liquidity requirements
      The Company believes that its existing cash and cash equivalents will be sufficient to meet its consolidated cash requirements including, but not limited to, working capital, strategic transactions, stock repurchase program, capital expenditures and lease commitments for at least the next 12 months. Although we expect to continue to generate cash from operations, we may seek additional financing from debt or equity issuances. In order to provide flexibility to obtain cash on a short-term basis, we renewed in December 2005 our existing €100.0 million credit agreement, which was then amended in March 2006. The line can be drawn in euros, U.S. dollars or Canadian dollars, with €60.0 million to satisfy general corporate financing requirements or to cover a potential overdraft and a € 40.0 million bridge loan for the purpose of acquiring companies and/or for medium-and long-term financing. The credit agreement restricts certain of our activities including the extension of a mortgage, lien, pledge, security interest or providing third parties with other rights related to all or part of our existing or future assets or revenues as security. At December 31, 2005, no balance was outstanding under this line of credit.

      The following table summarizes our outstanding contractual obligations as of December 31, 2005. We are not aware of any provisions that would accelerate our commitments.
BUSINESS OBJECTS S.A.
(consolidated)

	Payments Due by Period

		Within	1 - 5	More than
Contractual Obligations	Total	1 Year	Years	5 Years

	(In thousands of euros)
Long-term Debt	€29.9	€19.5	€10.4	—
Operating leases	230.2	36.8	126.9	€66.5
Profit Sharing Plan	4.4	4 .4	—	—

Total	€264.5	€60.7	€137.3	€66.5

      In addition, we have outstanding standby letters of credit totaling $7 million as security for our San Jose and Mountain View, California facilities. The letters of credit are fully secured by restricted cash deposits.

1.2.13 Impact of exchange rates fluctuations on income from operations
      We have generated a significant portion of our revenues and incurred a significant portion of our expenses in currencies other than the euro (the currency in which we report our IFRS financial statements). Those currencies are the U.S. dollar, British pounds, the Japanese yen and subsequent to the Crystal Decisions acquisition, the Canadian dollar.
      Historically the impact of exchange rates fluctuations on our income from operations was low because we incurred expenses in currencies other than euros that we offset by revenues in those currencies. As a result of our acquisition of Crystal Decisions, however, in 2004 we began to incur a significant portion of our expenses in Canadian dollars without offsetting Canadian dollar revenues. With a constant exchange rate (the same as 2004) and expressed in euro, the net impact on income from operations of currency exchange rate fluctuations was limited in 2005 as expenses and revenues in different currencies were hedged.
      The following table summarizes the impact of fluctuations in currency exchange rates on certain components of our consolidated statements of income, due to the translation into euros of statement of income data with a constant exchange rate (the same as of 2004):
BUSINESS OBJECTS S.A.
(consolidated)

As of
December, 31
2005

(In millions of euros)
Total revenues	€4.1
Total cost of sales	(1.3)
Sales and marketing expenses	(3.8)
Research and development expenses	(1.4)
General and administrative expenses	€(0.5)
      As of December 31, 2005, we held forward currency contracts (U.S.$47.0 million, HK$15.2 million, and £9.8 million, MXN 15.8 million) that we scheduled to mature at the same time as intercompany loans in order to mitigate our exposure to currency exchange rate risk.
      The Company cannot foresee the impact of currency exchange rate fluctuations over its future results. The mitigation of our exposure to currency exchange risks in the future does not guarantee the effectiveness of our hedging, which means that our business, our operating result, our financial situation or our cash could be adversely impacted by currency exchange rate fluctuations.

2.	Unconsolidated Results of Business Objects S.A. (Stand Alone Financial Statements) During the Year 2005
      During year 2005, total revenues reached €207.6 million, a € 19.7 million, or 10.5%, increase compared to 2004.
      Revenues included sales of net licenses representing 17% of total turnover or approximately €34.0 million (€30.6 million in 2004), services representing 21%, or approximately €44.0 million (€40.8 million in 2004), and recharge of corporate expenses and research and development costs (€129.2 million). This is to be compared to royalties received in 2004 from its subsidiaries (€ 116.1 million).
      The contribution of different streams of revenues to 2005 was globally consistent with 2004: recharge of expenses represented 62% of 2005 total revenues as in 2004. The weight of services decreased by 1% in 2005 compared to 2004, whereas the weight of net license fees was stable compared to 2004.
      Operating income amounted to €16.9 million in 2005 compared to €21.6 million in 2004, a decrease of € 4.7 million or 22%.
      Net income from financial activities was €7.6 million loss in 2005, compared to a € 2.7 million loss in 2004, because of a currency exchange rate loss on a loan and accruals related to some subsidiaries.
      Net income before tax provision was €9.3 million in 2005 versus € 18.9 million in 2004.
      Exceptional results resulted from an exceptional income of €86.8 million in 2004 as compared to a €0.4 million exceptional loss in 2005. The exceptional income in 2004 was primarily due to the transfer of intellectual property owned by Business Objects S.A. to BO Software Ltd., for worldwide commercialization outside France, for € 85 million.
      Net earnings, after the profit sharing impact of €4.4 million (€4.9 million in 2004) and after tax benefits (€2.4 million tax credit to be compared to €34.4 million tax expense in 2004), amounted to €7.0 million in 2005, which was a 90% decrease from € 66.4 million in 2004.
      The amortized costs do not comply any longer pursuant to rule n°2004-06 of CRC, effective as of January 1, 2005, relating to the definition, accounting and evaluation of assets. The €8.9 million balance not yet amortized resulting from the costs linked to the acquisition of Crystal Decisions, and accounted for as asset as of January 1, 2005, were deducted from the retained earnings (“report à nouveau”). The opening net equity decreased from €916.2 million to € 907.3 million.

3.	Future Orientation of the Group
      Our business strategy is focused on five areas of growth:

Extending our lead in the Enterprise market.
      Increasingly, enterprises (organizations with over $1 billion in annual revenue or more than 5,000 employees) are selecting a single business intelligence solution to replace multiple instances of disparate BI technologies. As enterprises realize the business benefits from business intelligence, they look to standardize on a single vendor that offers an enterprise-wide solution. This standardization allows them to reduce their overall cost of ownership, drive adoption, and reduce complexity. To meet this demand, we design software that caters to the needs of all users throughout the enterprise and provides a single platform to standardize on.
      Furthermore, we believe that adoption of business intelligence within the enterprise is low as it pertains to the number of business users. This significant untapped part of the market for business intelligence solutions can be reached by business solutions that are specific to the users’ roles and easy to use and operate. An example of this is BusinessObjects Intelligent Question, a new solution we introduced in November 2005, that allows end-users to easily get answers to complex business questions without the need to understand the underlying data. We also believe that user expansion can be achieved by making business intelligence solutions part of the work environment that end-users are comfortable with, such as browsers, portals and Microsoft Office. Our software is designed to be part of this environment, further lowering the barrier to entry.
      We have thousands of enterprise customers using prior versions of our product. Our new product, BusinessObjects XI, offers great benefits in functionality, performance, connectivity, ease of use, and cost of deployment. We are actively assisting our customers in the migration to this new software as we see future revenue opportunities stemming from additional license revenue, professional services revenue, and customer education revenue.

Expanding into the Analytic Solutions market.
      Analytic solutions allow organizations to improve their performance by using software and services around critical areas such as planning, budgeting, consolidations, metrics, and industry-specific processes. Our analytic offerings — also known as Enterprise Performance Management solutions — give us access to the Office of the Chief Financial Officer, as well as to the line of business. Our analytic solutions cater to a functional audience across a variety of industries. These include financial planning and budgeting applications, such as the ones we acquired through the acquisition of SRC in 2005, as well as dashboarding and scorecarding solutions. Our analytic solutions also cater to a functional audiences in specific industries. These include operational applications in areas such as inventory management, store assortment management, and customer loyalty management for retail organizations, trade promotion management and supply chain management for consumer packaged goods organizations, and customer loyalty management for financial services organizations.
      Our analytic solutions further help our customers to standardize on Business Objects as their sole provider of business intelligence software.

Expanding into the Enterprise Information Management market
      Enterprise Information Management is a rapidly expanding market as it provides critical data integration and data quality components to successful business intelligence implementations. It allows our customers to use accurate, timely, and integrated data when they make their decisions. By offering a complete solution that caters to these needs, we become an even stronger part of our customers’ infrastructure. Our own developments as well as acquisitions, such as Medience in 2005, have allowed us to develop a complete solution that is unmatched among our competitors.
      Our Enterprise Information Management solutions help us improve our competitive capabilities as we grow, reach new sources of revenue from enterprise and mid-market customers, and further increase our standardization capabilities. We expect that our intended acquisition of Firstlogic, if completed, will further improve our position in the Enterprise Information Management Market.

Expanding our position in the Mid-market
      We believe there is significant opportunity to offer business intelligence solution to companies in the mid-market (companies with revenue less than $1 billion annually or less than 5,000 employees). While we already have thousands of customers in this segment, we believe it is still significantly underpenetrated. In 2005 we introduced new products, including Crystal Reports Server XI, specially designed and priced for mid-market companies. We also introduced special bundles and pricing structures for both our direct and indirect sales channels to further penetrate this market. Our products for the mid-market are branded under the Crystal name, including the well known Crystal Reports and the new Crystal Xcelsius, which came to Business Objects through the acquisition of Infommersion in 2005. These products are easy to use by end users, and easy to deploy for mid-market organizations which often have fewer IT resources.
      Going forward in the mid-market, we will focus on:

•	Channel development: increase number of partners, new vertical areas of expertise, and channel-focused marketing initiatives;

•	Pricing and packaging: to fit the requirements of our customers and partners while responding to market needs; and

•	Product innovation: additional products under the Crystal brand to meet the needs of mid-market organizations

Growing our Services Business
      A very large and growing services industry exists around business intelligence and data warehousing that represents a key growth area for the Company. Our customers demand end to end solutions that include not just product, but also education and consulting services. Our services strategy caters to the demand of our customers and aligns our expert resources with their needs. Our differentiation stems from our deep expertise in the areas of business intelligence and data warehousing, our focus on the quality of our solutions, and unique knowledge of our product offerings.

4.	Consolidated Geographic and Segment Informations

4.1 Segment
      The Company recognizes its net license revenue from three product families: Business Intelligence Platform, Enterprise Analytic Applications, Data Integration. The Company does not track services revenues by product family as it is impracticable to do so.
      The following table summarizes net license revenue recognized from each family.

	Year Ended,
	December 31,

	2004	2005

	(In thousands of euros)
Business Intelligence Platform	€342,912	€360,325
Enterprise Analytic Applications	22,497	32,759
Data Integration	14,582	22,052
Total license revenues	€379,991	€415,136
      The following table provides a split of services revenues.

	Year Ended,
	December 31,

	2004	2005

	(In thousands of euros)
License update and support	€266,953	€329,737
Professional services and other	97,802	120,516

Total services revenues	€364,755	€450,253

4.2	Geographic information
      Operations outside of France consist principally of sales, marketing, finance, customer support and research and development activities. Research and development activities are primarily based in France, Vancouver, Canada (since the Crystal Decisions Acquisition) and in India through an outsourced team.

      The following is a summary of revenues by geographic area:

	Year Ended,
	December 31

	2004	2005

	(In thousands of euros)
France	€70,339	€77,754
Europe, Middle East and Africa (excluding France)	280,123	325,077
Americas (including Latin Americas and Canada)	334,338	397,894
Asia Pacific, including Japan	59,946	64,664
Total revenues	€744,746	€865,389
      The following is a summary of long-lived assets by geographic area:

	As of December 31,

	2004	2005

	(In thousands of euros)
France	€12,307	€10,039
Europe, Middle East and Africa (excluding France)	68,453	51,046
Americas (including Latin Americas and Canada)	832,842	1,125,915
Asia Pacific, including Japan	3,975	4,968
Total long lived assets	€917,577	€1,191,968
      The following is a summary of operating income within geographic area:

	Year Ended,
	December 31,

	2004	2005

	(In thousands of euros)
France	€10,538	€11,439
Europe, Middle East and Africa (excluding France)	26,370	88,447
Americas (including Latin Americas and Canada)	9,806	(9,920)
Asia Pacific, including Japan	(382)	(1,515)
Income from operations — current	€46,332	€88,451

5.	Main Subsidiaries and Investments

5.1 Main subsidiaries
      The following table presents Business Objects’ main subsidiaries’ key figures:

	Year Ended,
	December 31, 2005

	Total	Net
	Revenues	Results

	(In millions of euros)
Business Objects Americas	€359.8	€(5.7)
Business Objects U.K. Ltd.	124.6	5.2
Business Objects Software Ltd.	365.7	50.3
Business Objects Italia SpA	36.0	(0.3)

5.2 Investments
      Business Objects S.A. completed the acquisition of Medience S.A., an enterprise information integration company, on September 16, 2005, for a total amount of €8.9 million. In addition, an earn-out payment of € 2.4 million will be paid to former Medience shareholders in two equal installments in September 2006 and 2007, subject to the satisfaction of certain milestones.

      Business Objects S.A. also made investments of €1.1 million for a 2.11% interest in Component Software Nordic A.S. and € 2.5 million for a 7.07% interest in InStranet Inc., before depreciation.

6.	Outstanding Share Ownership
      Please refer to Section “Beneficial Share Ownership by Principle Shareholders and Management” of this Proxy Statement.

7.	Allocation of Net Income and Dividends

7.1 Allocation of Net Income 2005
      The Company did not pay any dividends for the three-year period ended December 31, 2002, 2003 and 2004. The Board will propose to Shareholders Meeting to allocate 2005 net income to the legal reserve and the retained earnings and not to pay any dividend.

7.2 Dividends
      We have never declared or distributed cash dividends on our ordinary shares or ADSs, and we do not anticipate that we will distribute cash dividends in the near term. Although we may in the future distribute a portion of our earnings as dividends to shareholders, the determination of whether to declare dividends and, if so, the amount of such dividends will be based on facts and circumstances existing at the time of determination. We may not distribute dividends in the near future, or at all.

8.	Subsequent Events and Business Outlook

8.1 Subsequent events
      Acquisition of Firstlogic, Inc.
      On February 8, 2006, the Company and Business Objects Americas, its wholly owned subsidiary, entered into a definitive agreement by which Business Objects Americas agreed to acquire privately held Firstlogic, Inc., a global provider of enterprise data quality solutions and services. The acquisition will be an all-cash transaction of approximately $69 million. The transaction will be accounted for under the purchase method of accounting. The acquisition is subject to regulatory approvals and other customary closing conditions, and is expected to be completed in the second quarter of 2006.

8.2 Business outlook
      For the past several years, the business intelligence sector has maintained steady growth, even during times when much of the software industry was shrinking. The analyst firm, IDC, publishes growth predictions that suggest this will continue with annualized growth rates of 9.2% for the period 2004-2009 compared with a growth in general information technology spending of approximately 6.1%.
      The aim of the Company is to take any initiative that would allow such evolution on a long term basis.

9.	Stock Repurchase Program
      No shares were repurchased in 2005 under the share repurchase programs authorized by the Company shareholders.
      According to the European Decree no. 2273/2003 of December 22, 2003 and the section 241-2 6° of the AMF Charter, the Company indicated in its note of information relating to the share repurchase program with the AMF Visa no. 05-401 of May 17, 2005, that 124,698 of the 3,067,675 treasury shares held by the Company would be used to fulfill obligations related to stock option programs or other allocations of shares to employees or officers of the Company or of a related company; and the 2,942,977 remaining treasury shares were to be cancelled. This cancellation had to be completed on or before December 31, 2005.

      On June 14, 2005, the Company’ shareholders approved a new share repurchase program, under which the Company’s Board of Directors is authorized to repurchase shares up 10% of the share capital at a price not to exceed €30 per share and to reduce the share capital by cancellation of treasury shares. The maximum amount of funds dedicated to this share repurchase program may not exceed € 250 million or the U.S. dollar equivalent. This authorization is valid for a period of 18 months from the date of the shareholders meeting. It supersedes the stock repurchase plan previously authorized in June 2004.
      On October 20, 2005, the Company’s Board of Directors decided to cancel the 2,942,977 treasury shares and to allocate the balance between the repurchase value of such cancelled treasury shares and their nominal value to the share premium.
      Accordingly, on December 31, 2005, the Company held 124,698 treasury shares, representing 1.92% of the total number of shares authorized to be issued under this program and 0.13% of the Company’s share capital. The outstanding 124,698 treasury shares are allocated to fulfill obligations related to stock option programs or other allocations of shares to employees or officers of the Company or of a related company. The average purchase price of these shares was € 15.88.
      During August 2004, the Company’s Board of Directors authorized the repurchase of up to 2,000,000 shares of the Company at total cost of up to $50 million and €25 per share over the following 12 months, under the authorization of the Shareholders meeting of June 2004, which authorized the Board of Directors to repurchase up to 8,400,000 shares at a price not to exceed €35 per share. This plan superseded the stock repurchase plan previously authorized in May 2003 and implemented in May 2004. During August 2004, the Company repurchased on the Premier Marché of Euronext Paris S.A. (now Eurolist by Euronexttm) a total of 1,000,000 ordinary shares for an aggregate cost of €15.9 million at an average price of € 15.91 per share.
      During May 2004, the Company’s Board of Directors authorized the repurchase of up to 3,500,000 shares of the Company for a total cost of up to $75 million and €25 per share over the next year, under the authorization of the shareholders meeting of May 15, 2003, which authorized the Board of Directors to repurchase up to 5,000,000 shares at a price not to exceed €25 per share. This plan superseded the stock repurchase plan previously authorized in June 2002 and implemented in October 2002. During May 2004, the Company repurchased on the Premier Marché of Euronext Paris S.A. (now Eurolist by Euronexttm) a total of 1,000,000 ordinary shares for an aggregate cost of €17.5 million at an average price of € 17.51 per share.
      During October 2002, the Company’s Board of Directors authorized the repurchase of up to $40 million of the Company’s shares at a price not to exceed €20 per share over the following 12 months, under the authorization of the Shareholders meeting of June 5, 2002, which authorized the Board of Directors to repurchase up to 2,000,000 shares at a price not to exceed €70 per share. This plan superseded the stock repurchase plan previously authorized in June 2001 and implemented in September 2001. During November 2002, the Company repurchased on the Premier Marché of Euronext Paris S.A. (now Eurolist by Euronexttm) a total of 250,000 ordinary shares for an aggregate cost of €4.1 million at a average price of € 16.34 per share.
      In September 2001, the Board of Directors authorized a share repurchase program whereby the Company could repurchase up to 2,000,000 of its shares at a price not to exceed €60 per share, in accordance with the shareholders’ authorization of June 12, 2001. In September 2001, the Company repurchased on the Premier Marché of Euronext Paris S.A. (now Eurolist by Euronexttm) a total of 243,175 ordinary shares for an aggregate cost of €4.9 million at a average price of € 19.99 per share.

10.	Employee Related Benefits Programs

10.1 Employee Stock Option Plan
      The Company’s 1993, 1994 and 1999 Stock Option Plans expired in 1998, 1999 and 2004, respectively.
      During February 2001, the shareholders of the Company approved a stock option plan (the 2001 Plan) in the form of an “evergreen plan” pursuant to which the Board of Directors was authorized to grant options corresponding to 3,450,000 shares, plus an annual increase to be added on June 30 of each year beginning in 2002 equal to the lesser of (i) 4,500,000 shares, (ii) 5% of the total shares of the Company on such date, or

(iii) a lesser amount determined by the Board. On August 26, 2003 the Board of Directors used this authorization for the first time and resolved to increase the pool of shares by 3,212,729 additional reserved shares. On December 11, 2003 the shareholders meeting amended the terms of the 2001 Plan and decided to authorize the Board of Directors to increase annually, on one or more occasions, the number of shares of Business Objects which may be subscribed for or purchased upon the exercise of stock options granted pursuant to the 2001 Plan, equal to the lesser of: (i) 6,500,000 shares with a nominal value of € 0.10 each, (ii) the number of shares corresponding to 5% of the total number of Business Objects shares outstanding as of June 30, (iii) any lesser amount as determined by the Board of Directors. On October 20, 2005, the Board of Directors used for the second time this amended authorization and resolved to increase the pool of shares by 1,425,000 shares.
      The 2001 Plan provides, in accordance with French regulations applicable to companies listed on a French stock exchange, that the option price may not be less than the higher of (i) 100% of the opening price as reported on the French stock exchange on the last trading day prior to the date of grant or (ii) 80% of the average of the opening prices on such market over the 20 trading days preceding the grant date.
      The 2001 Plan is intended to qualify as an incentive stock option plan within the meaning of Section 422 of the U.S. Internal Revenue Code of 1986, as amended. The Board of Directors determines the vesting schedule of option grants, which generally vest at a rate of 25% per year subject to a minimum of one year of continued service with the Company. The options granted under the 2001 Plan are exercisable up to 10 years from the date of grant (other than options granted to employees in the United Kingdom and Ireland, which have a term of seven years less one day).
      During 2005, 3,008,550 options were granted at a weighted average exercise of €26.08 and 1,224,354 options were cancelled with a weighted average exercise of € 26.99 under these Plans.
      As of December 31, 2005, a total of 13,489,543 options were issued and outstanding, with a weighted average of € 23.55 per share.

      A summary of the Company’s stock option activity under all plans is summarized as follows:

	Options				Weighted
Options and Restricted Stock Units (“RSU”)	Available for				Average Price
Outstanding	Grant	Options	RSU	Warrants	per Share

					(In euros)
Balance at December 31, 2002	4,155,614	8,025,196	—	—	€27.83
Shares authorized	3,212,729	—	—	—	—
Granted	(4,968,271)	4,968,271	—	—	22.16
Options assumed from Crystal Decisions	—	—	—	6,306,939	13.12
Canceled	1,077,901	(1,118,079)	—	(96,264)	34.31
Exercised	—	(1,320,725)	—	(572,797)	10.78

Balance at December 31, 2003	3,477,973	10,554,663	—	5,637,878	21.87
Shares authorized	—	—	—	—
Granted	(3,178,057)	3,178,057	—	—	20.95
Options expired under 1999 Plan	1,711,794	(2,632,059)	—	(535,676)	26.67
Canceled	(54,992)	—	—	—	—
Exercised	—	(642,381)	—	(2,035,917)	9.70

Balance at December 31, 2004	1,956,718	10,458,280	—	3,066,285	22.36
Shares authorized	1,425,000	—	—	—
Granted	(3,447,665)	3,008,550	439,115	—	22.76
Canceled	513,090	(1,062,192)		(162,162)	26.99
Exchanged SRC Software options	—	—	—	163,872	6.50
Exchanged Infommersion options	—	—	—	110,752	4.07
Exercised	—	(1,303,184)	(50,000)	(1,179,773)	14.62

Balance at December 31, 2005	447,143	11,101,454	389,115	1,998,974	€23.55

10.2 Stock Option Exchange Programs
      On October 11, 2002, the Company announced a voluntary stock option exchange program for its eligible employees. This program included two separate offers: one to eligible France based employees (the “French offer”) and other to eligible international employees including employees in the United States (the “International offer”). Pursuant to the terms and conditions of each offer, as amended, eligible employees were given the opportunity to renounce the right to the benefit of all outstanding stock options having an exercise price of € 30 or higher granted under the Business Objects S.A. 1999 and 2001 Stock Option Plans, as amended. In exchange, new options were granted on or after May 22, 2003, equal to the amount obtained by multiplying the number of shares to which a benefit has been renounced by the applicable exchange percentage. If an eligible employee renounced the right to the benefit of any one option, the employee was required to renounce the right to the benefit of all options granted to the employee during the six-month period prior to the commencement of the offer.
      Both offers expired on November 19, 2002. Pursuant to the International offer, the Company accepted for cancellation options to subscribe to 2,464,537 ordinary shares from 393 eligible employees. On May 22, 2003, the Company granted 912,610 new options at the exercise price of €17.30, except for Italian-based employees, who received new options with an exercise price of €19.32 in accordance with the terms of the exchange agreement. Furthermore, 78 French eligible employees were granted 121,516 new options at the exercise price of € 18.39.
      The new options granted under to the International offer retained the vesting schedule of the old options they replaced. The new options granted under the French offer retained substantially the same vesting schedule as the old option, except that the new options do not become exercisable until one year following the date of grant of the new options.
      The program was not available to: (i) officers who were also members of the Board of Directors, (ii) former Group employees and (iii) any employee who is resident in Sweden or Switzerland.

10.3 International Employee Stock Purchase Plan
      The general shareholders meeting of June 21, 1995 authorized the creation of the 1995 International Employee Stock Purchase Plan under which employees of the Business Objects group may subscribe to the Company’s shares, representing up to 10% of a given employee’s compensation over a six-month period at a preferential price. The Company issued 206,888 shares under the 1995 plan in 2005 with a weighted average subscription price of €15.81, 293,002 shares in 2004 with a weighted average subscription price of €16.78 and 273,570 shares in 2003 with a weighted average subscription price of € 9.67. This plan expired in June 2005.
      The general shareholders meeting of June 10, 2004 authorized the creation of the 2004 International Employee Stock Purchase Plan (“2004 Plan”) under which employees of the Business Objects group may subscribe to the Company’s shares, representing up to 10% of a given employee’s compensation over a six-month period at a preferential price. The Company issued 219,000 shares under the 2004 Plan in 2005 with a weighted average subscription price of € 16.63. There were 956,000 shares available for issuance under the plan as of December 31, 2005.

10.4 French Employee Savings Plan
      The Company also has an Employee Stock Purchase Plan available to the Company’s French employees as part of the Employee Savings Plan, which is qualified under the provisions of French tax regulations. Stock subscriptions through a trust (“Fonds Commun de Placement d’Entreprise”) are limited under this plan to 10% of an employee’s compensation received during a determined six-months period. The Company issued 170,888 shares under the plan in 2005 at a weighted average of €16.73 per share and 82,686 shares in 2004 at a weighted average of € 16.74 per share. There were 121,696 shares remaining available for issuance under the Employee Savings Plan as of December 31, 2005.

10.5 French Employee Profit Sharing Plans
      The Company is subject to a Legal Profit Sharing Plan for substantially all of the employees of its French entity. Contributions under the Legal Plan are based on a formula prescribed by French law. In addition, employees of the Company’s French entity may receive contributions from a separate statutory profit sharing plan sponsored by the Company. Contributions under this plan are based on the achievement of certain goals established by the Board of Directors. Contributions under this statutory plan are reduced by contributions required to be made under the Legal Plan. The Company accrued an aggregate of €4.4 million for all plans related to contributions in 2005, €4.9 million for 2004 and € 4.6 million for 2003.

10.6 Allocation of Awards
      The general shareholders meeting of June 10, 2004 authorized the issuance of up to 2.5 million shares to Business Objects Employee Benefit Sub-Plan Trut (“Trust”) under the 2001 Stock Incentive Sub-Plan (“Sub-Plan”). Under the Sub-Plan, the participating non-French subsidiaries of the Company may grant Awards (Restricted Stock Units, or RSUs, and Performance Shares Units) giving the right to receive without charge Company’s American Depositary Shares (“ADSs”) subject to vesting conditions. The Company issued 425,000 shares to Trust in 2005 and the administrator of the Sub-Plan (the “Administrator”) granted, on behalf of the participating non-French subsidiaries, 439,115 RSUs in 2005. On December 31, 2005, 389,115 RSU were outstanding and the Trust held 395,400 ADSs.

10.7 Allocation of shares (special report of the section L.225-197-4 of the French Commercial Code)
      The general shareholders meeting of June 10, 2005 authorized the allocation, free of charge, of existing Ordinary Shares, or the issue of new Ordinary Shares, free of charge, to the employees and certain officers of the Company and to the employees of the Company’s subsidiaries, within the limit of 0.13% of the share capital as of December 31, 2004, i.e. 124,698 shares. As of December 31, 2005, the Company did not allocate any existing or new shares under such authorization.

11.	Summary of the Current Delegations
      The following table is a summary of the current applicable delegations granted by the shareholders meetings to the Board relating to the share capital increases under sections L. 225-129-1 and L. 225-129-2 of the French Commercial Code.

	Type of Authorization

	Date of the
	Authorization				Number of
	by the		Number of		Shares
	Shareholders	Authorization	Authorized	Number of	Available for
	Meeting	Expiration Date	Shares	Issues Shares	Issuance

Increase of the share capital through the issuance of Ordinary Shares reserved to the members of the Company Employee French Savings Plan	06/10/2004	06/2006	100,000	78,304	21,696
Increase of the share capital through the issuance of Ordinary Shares reserved to the Business Objects S.A. Employee Benefits Trust under the 2004 International Employee Stock Purchase Plan	06/10/2004	06/2006	475,000	219,000	256,000
Increase of the share capital by issuance of Ordinary Shares reserved to Business Objects Employee Benefit Sub-Plan Trust under the 2001 Stock Option Plan	06/10/2004	06/2006	2,500,000	425,000	2,075,000
Issuance of Ordinary Shares or other securities giving immediate or deferred access to the Company’s share capital, with or without preferential subscription rights	06/10/2004	08/2006	13,000,00	0	13,000,000
Increase of the share capital through the issuance of Ordinary Shares reserved to the members of the Company Employee French Savings Plan	06/14/2005	06/2007	100,000	0	100,000

	Type of Authorization

	Date of the
	Authorization				Number of
	by the		Number of		Shares
	Shareholders	Authorization	Authorized	Number of	Available for
	Meeting	Expiration Date	Shares	Issues Shares	Issuance

Increase of the share capital through the issuance of Ordinary Shares reserved to the Business Objects S.A. Employee Benefits Trust under the 2004 International Employee Stock Purchase Plan	06/14/2005	12/2006	700,000	0	700,000
Allocate, free of charge, of existing Ordinary Shares, or issue of new Ordinary Shares, free of charge, to the employees and certain officers of the Company and to the employees of the Company’s subsidiaries	06/14/2005	08/14/2008	124,698	0	124,698

14.	Risks
      Business Objects is subject to a number of risks:

•	Risks related to the Company’s business

•	Legal risks (risks related to litigations, intellectual property rights)

•	Risks related to accounting standards and internal control

•	Market risks (liquidity risks; foreign exchange risk and interest rate risk; trading securities, concentration of credit risk)

•	Other risks (risks related to ownership of our shares, Executive officers, industrial and environmental risks)
      The above risks are detailed in section 3.7 of the Document de Référence.

12.	Environment
      Business Objects develops, markets and distributes Business Intelligence software. Its activities, by nature, have a very limited impact on environment.
      The activities of the Company require the use of electricity and fuels for the heating and air conditioning of the offices and use of office equipment. Its activities generate waste such as paper and electronic equipment for scrap.
      The obligation of environmental information related to consumption of water and raw material is not applicable to the Company. The Company has never been prosecuted for any breach of the law related to environment protection and it has never had to pay any related penalties.
      The following information requested in compliance with the terms of the decree related to the new economic regulation (“NRE”) is not applicable to the activities of the Company: soil use, issuance in air or underground, noise levels, odors and biodiversity.

13.	Social Matters
      Through its social policy, Business Objects expresses its strong desire to guide its employees into a fulfilling work environment.
      That is why in 2005 Business Objects’ Human Resources department placed such emphasis on the development and retention of its managers.

      Several actions also were initiated to produce improved follow-up to its employees’ professional expectations.
      Many acquisitions conducted in 2005 allowed, among other things, for the integration of additional resources, and, thus, additional skills.
      In 2005, the Management of Business Objects also improved its communication with its employees on many topics, such as the implementation of a Code of Business Conduct and Ethics.

Overall Headcount
      As of December 31, 2005, Business Objects’ headcount was distributed as follows:
      Business Objects, worldwide, had 4,418 employees including:

915 in Research and Development
1,740 in Marketing and Sales
1,209 in Customer Service and Technical Support
554 in Administration and Finance.

Professional Equality between Men and Women

Business Object S.A.’s social review (“Bilan Social”), including compensation analysis and the professional equality ratio of men and women, is provided every year to the Work Council Committee and is provided to our shareholders on request.
      In addition, the Department of Human Resources of Business Objects takes an active role to encourage each of its subsidiaries to respect this principle of equality.

16.5 Social Policy
      The Company continued in 2005 the program that began in 2004, the aim of which is to retain employees through developing skills and personalised training programs.
      The 2005 year also marked the launch of important projects that will enable reinforcement of performance recognition such as new performance evaluation tools and evolution of the compensation system.

Performance Recognition
      Recognition of performance continues to be a key element of our worldwide Human Resources policy.
      In order to improve the quality of evaluation and individual performance monitoring, a large study was carried out over the course of 2005. Its aim was to identify and to select a tool which meets Business Object’s particular criteria and is the best performing tool in the marketplace. Ultimately, the Company chose “Success Factors” which should be installed in 2006.
      This tool will support the policy of annual pay rises of the Company, as it also takes into account individual performance. The budget in 2005 for pay rises was 3.5% of total wages and salaries.
      Additionally, Business Objects announced in 2005 a recasting of its system of variable remuneration for its employees. This applies solely to support functions, and not to sales or the professional services organisation. The new system, which will take effect in 2006, is based both on individual objectives as well as the Company’s objectives. In line with marketplace practice, this allows for better alignment of recognition of the success of the Company as a whole and that of the individual.

Skills Development
      The policy on performance recognition of the Company is linked to a constant desire to develop each employee’s skills during the course of his professional career.

      Training and education is a key tool of the Company’s skills development program, for all employees worldwide.
      In terms of global expenditures on training and education by outside resources, Business Objects S.A. spent the equivalent of 5.45% of its wages and salary budget in 2005 for training and education (exclusive of training provided by the TechEd team).

Retention of Personnel
      More than ever, Business Objects is determined to recognize, attract and retain its employees, and in particular those who make the greatest contributions.
      Many steps were taken in 2005, which may be summarised as follows:

•	Continue a global program of managerial skills development;

•	Continue other training schemes to increase the employees’ level of knowledge and expertise;

•	Development of a new scheme which has a double objective:

•	Identify employees who embody key talents for the Company and who have significant potential for Business Objects’ future. This implies the application of selection criteria well established in fine detail.

•	Retain these “key talents”. This objective requires careful and extensive work on their training and education and on their personal and professional development. It also demands motivating responses from Business Objects in terms of career development.
      This scheme was created after joint efforts of various teams within Human Resources around the world. It was launched as a pilot program in 2005 for the population of Business Objects S.A.’s French Operations.
      The external training contractors have been selected for their expertise and their recognised know-how, as well as their international dimensions.

Maintain the Company’s Policy to Share the Benefits
      The implementation of the IFRS and U.S. GAAP rules regarding expensing of stock options has lead Business Objects to reduce the number of share options granted, and to modify the conditions of eligibility for stock option plans.
      The Company nonetheless continues its policy of benefit sharing through share subscription plans, as well as share subscription programmes reserved to its employees to dedicated capital increases.
      Business Objects S.A. offers, among others, a participation in the fruits of the Company’s growth and a profit sharing scheme in the framework of participation and profit sharing contractual agreements.

Improve Communications and Exchanges with our Labour Partners
      A Works Council Committee, as well as Personnel Representatives, represents the employees of Business Objects S.A. in France.
      The management of Business Objects S.A. has a monthly meeting with the Works Council Committee representatives to discuss the Company’s employment and economic items. They also provide the representatives with needed information and documents. Two members of the Works Committee are invited to attend board meetings but without a voting right.
      Labor relations in France are also facilitated at the trade union level by the designation of three union representatives:

•	a representative of the union organisation CFDT (Confédération Francaise Démocratique du Travail);

•	a representative of the union organisation CGT (Confédération Générale du Travail); and

•	a representative of the union organisation CFE-CGC (Confédération Française de l’encadrement Confédération Générale des Cadres).
      The principle themes engaged in 2005, which were the subject of a trade union agreement, as well as advice of the Works Council Committee, were profit sharing, training and education and a review of health costs guarantees.

Increase Communications Towards Employees
      A position responsible for internal communications for all European employees was created in March 2005 within Business Objects S.A.
      The creation of this position underlines the Company’s desire to reinforce the level and the quality of its communications toward the employees, and reflects a strong engagement by the Company to become more accessible and increase its visibility to its employees.
      Four major events took place in 2005:

•	At the beginning of the year, the new values of Business Objects were unveiled following the merger in December 2003 with Crystal Decisions. These values are “leadership, passion, transnational teamwork, integrity, innovation, and customer success”. They were chosen to represent the culture of the Company and the goals it seeks to achieve. This is why many employees were consulted during the period of reflection and on the choice of these new values;

•	In May 2005, Business Objects introduced a new tool “Qbook” to its internet site that permits each employee to become familiar with the Code of Business Conduct and Ethics thanks to an interactive Q&A application;

•	In August 2005, Business Objects celebrated its 15th anniversary. This event allowed personnel around the world to better understand the history of the Company and to share in its success. This helped to develop a sense of pride and engagement in the Company;

•	A new Chief Executive Officer was appointed in September 2005: John Schwarz. Bernard Liautaud retained his position as Chairman of the Board and took on the role of Chief Strategy Officer. The employees received numerous communications on these events, and John Schwarz met with all the employees of Business Objects S.A., France, both to introduce himself and to reply to their questions.
      These actions, as well as many other over the course of 2005 (quarterly meetings, intranet, videos, plasma screen welcome board, etc.), aided in the improvement of communications between management and employees, in employees learning more about their Company, and permitted employees to increase the number of questions, commentary, and areas of interest.

Encouragement of Philanthropic Actions at Business Objects
      The “Community” team that Business Objects created in 2004 now includes three full time salaried staff and one located within Business Objects S.A. The Team’s calling is to promote civic and charitable causes through many programs selected and managed with the employees.
      For example, the Company offers the employees a day of their own time to donate to benevolent activities, thus encouraging their personal development.
      Also, as Bernard Liautaud, Chief Strategic Officer and Chairman of the Board of Business Objects S.A., explains: “[The Company] created the Business Objects Foundation under the aegis of the Foundation de France. In this context, one of the principle themes on which [the Company] wish[es] to concentrate [its] efforts is access to education. Indeed, [the Company] think[s] that it is fundamental to all people to have a level of education adequate to benefit fully from life.”
      Targeted charitable campaigns have also been launched. These include the winter campaign, “Turn Hunger in Hope”, during which the employees were encouraged to join with actions against hunger in the world and more locally through generous donations by Business Objects to its associated partners (such as “Restaurants du Coeur” in France).

Health and Safety Conditions
      Although our offices are compliant with applicable employee health and safety standards, the guarantee of optimal working conditions is a permanent concern.
      Business Objects S.A. takes the necessary steps to maintain and improve working conditions for its employees in the following ways:

•	General services and maintenance have been contracted to a specialised provider that meets to a range of requirements compliant with ISO 9001 standards of quality and a quality plan;

•	Site work is carried out in close collaboration with the Health and Work Condition Safety Committee (CHSCT), which, in addition to its occasional involvement, meets each quarter to review accomplishments during the respective quarter and planned areas of improvement.
      Many actions were carried out in 2005 including:

•	Restructuring of the fire brigades and their training;

•	Evacuation exercises with very satisfactory results;

•	Training program for first aid prepared by a nurse who is on-site full time at Business Objects S.A. Levallois-Perret; and

•	Organisation of numerous blood donor campaigns, of which the most recent in fourth quarter 2005 attracted some fifty volunteers.

Employment and integration of the disabled workers
      In 2005, Business Objects paid a public organization, Association for the Management of Funds for the Professional Integration of Handicapped Persons (AGEFIPH), the equivalent of 38 missing units, i.e. € 122,056.

CHAIRMAN’S REPORT RELATING TO THE CONDITIONS OF PREPARATION
AND ORGANISATION OF THE COMPANY’S BOARD OF DIRECTORS
AND RELATED INTERNAL CONTROL PROCEDURES
Report required by the French Corporate Law
The French Commercial Code as amended by a French law on corporate governance in 2003, stipulates that the Chairman of the Board is responsible for drafting an annual report that will be joined to the Board management report, filed with the AMF and posted on the Company’s web site. This Chairman’s report must present the organization and activities of the Board and its Committees during the applicable year, the limitations on the powers of the Chief Executive Officer and all internal financial and nonfinancial control procedures implemented by the Company. This report is required and governed by the provisions of the French law only.
      Pursuant to article L.225-37 of the French Commercial Code, I hereby report on the terms and conditions governing the preparation and organization of the Board of Directors of Business Objects S.A. (the “Company”), the limitations on the powers of the Chief Executive Officer and the internal control procedures implemented by the Company.

I.	CORPORATE GOVERNANCE

1.1	THE CONDITIONS OF PREPARATION AND ORGANISATION OF THE COMPANY’S BOARD OF DIRECTORS

The Board Charter
      The Board of Directors adopted a Board Charter on November 20, 2000, which determines the terms and conditions of structure, composition, operation and meetings of the Board. The Board of Directors has four committees (Audit, Compensation, Nominating and Corporate Governance) to assist it in carrying out its responsibilities.
      Business Objects also has an Insider Trading Policy setting the restrictions and prohibitions applicable to the transactions of Company securities made by the insiders, i.e. the Directors, the Officers and all employees who have access to confidential information.

Board Composition
      The members of the Board are the following:

•	Bernard Liautaud, Chairman*;

•	Arnold Silverman, Director*;

•	Bernard Charlès, Director;

•	Gerald Held, Director;

•	Jean-François Heitz, Director;

•	David Peterschmidt, Director;

•	David Roux, Director*(1);

•	Kurt Lauk, Director;

•	Carl Pascarella, Director(2);

•	John Schwarz, Director* and Chief Executive Officer(1).

*	Non Independent Directors as determined by the Board in compliance with the criteria defined by the Nasdaq National Market regulation.

(1)	Mr. Roux resigned from his office of Director on January 25, 2006. Mr. Schwarz was appointed as his successor by the Board on January 25, 2006, subject to the ratification of this appointment at the shareholders meeting in June 2006.

(2)	Mr. Pascarella was appointed by the Board on March 10, 2005, following the resignation of a Director in November 2004 and his appointment was ratified by the shareholders meeting on June 14, 2005.

Organization of the Board meetings
      Generally, Board members receive information in advance of Board meetings so they will have an opportunity to prepare for discussion of the items at the meeting. However, particularly sensitive subject matters may be discussed at the meeting without advance distribution of written materials.
      At Board meetings, ample time is scheduled to ensure full discussion of important matters. Management presentations are scheduled to permit a substantial portion of the Board meeting time to be available for discussion and comments.
      Board members are expected to rigorously prepare for, attend and participate in all Board and applicable Committee meetings and to spend the time needed and meet as often as necessary to properly discharge their obligations. Each Board member is expected to ensure that other commitments do not materially interfere with the member’s service as Director.
      To facilitate participation, Directors may attend in person, via phone conference or via video-conference. Accordingly, Directors can be counted for purposes of establishing the quorum and vote the resolution subject to the limits and conditions set by the French law, the Company’s bylaws and the Board Charter.

Committees
      In order to be assisted and advised, the Board of Directors created four standing committees: an Audit Committee, a Compensation Committee, a Nominating Committee and a Corporate Governance Committee. The composition and the members of the Business Objects Board Committees currently comply with the rules of the Nasdaq National Market and the Securities Exchange Act of 1934, as amended, criteria relating to independence, which are at least equivalent to the criteria developed by the Bouton report (the French report setting principles of corporate governance including independence principles). Each Committee makes recommendations to the Board of Directors, which makes the final decision.

The Audit Committee
      As of December 31, 2005, the Audit Committee consisted of Messrs. Heitz, Lauk, and Peterschmidt. The regulation of the Nasdaq National Market requires the Audit Committee to be comprised of at least three independent members. Messrs. Heitz, Lauk and Peterschmidt meet the independence requirements of the listing standards of the Nasdaq National Market. Moreover, Mr. Heitz meets the requirements of the Securities Exchange Act of 1934, as amended, and the Nasdaq National Market relating to the financial expert criteria. In compliance with the Audit Committee Charter adopted by the Board of Directors on June 5, 2000, as amended, the Audit Committee is responsible for, among other things:

•	retaining, evaluating and terminating Business Objects independent auditors subject to the powers that are expressly reserved under French corporate law to the Board of Directors and to the shareholders meetings;

•	reviewing the annual report of the statutory auditors;

•	reviewing the audit plan and scope with the statutory auditors and internal auditors;

•	reviewing with management, the statutory and internal auditors Business Objects quarterly financial statements, bi-annual financial statements, annual financial statements and disclosures, including disclosure controls and procedures, under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to the filing of these statements;

•	consulting with auditors and reviewing with them the results of their quarterly review, annual audit and other examinations;

•	reviewing and approving in advance the annual budget for statutory audit services;

•	reviewing and approving any material accounting policy changes affecting Business Objects operating results;

•	reviewing the effectiveness of the Company’s system of internal controls and procedure over financial reporting;

•	reviewing and approving, subject to Board of Directors and shareholders ratification if applicable, all related party transactions; and

•	establishing procedures for the receipt and treatment of complaints regarding accounting, controls or auditing matters and/or corporate attorneys’ reports of evidence of a material violation of securities laws.
In order to achieve its mission more effectively, the Audit Committee holds a minimum of four meetings per year, meets with the statutory auditors without management and may consult any external counsel it deems useful.

The Compensation Committee
      As of December 31, 2005, the Compensation Committee consisted of Messrs. Held, Charlès and Pascarella. This Committee is responsible for reviewing the compensation and benefits for Business Objects’ Chief Executive Officer and other executive officers, as stipulated by the written Compensation Committee Charter, adopted by the Board of Directors. All members of the Compensation Committee are independent. None of the Compensation Committee members is an officer or employee of Business Objects.

The Nominating Committee
      As of December 31, 2005, the Nominating Committee consisted of Messrs. Peterschmidt and Held. This Committee is responsible for assisting the Board, the Chairman and the Chief Executive Officer in selection of Directors and Officers and making recommendations to the Board regarding Director nominees, as stipulated by the written Nominating Committee Charter, adopted by the Board of Directors. All members of the Nominating Committee are independent. None of the Nominating Committee members is an officer or employee of Business Objects.

The Corporate Governance Committee
      As of December 31, 2005, the Corporate Governance Committee consisted of Messrs. Silverman and Held. This Committee, is responsible for assisting the Board of Directors, the Chairman and the Chief Executive Officer in developing principles of corporate governance including the implementation of the corporate codes of ethics and business conduct, reviewing shareholder proposals submitted to the Company (excluding any proposal relating to the nomination of a member of the Board of Directors, which will be reviewed by the Nominating Committee), reviewing and assessing the adequacy of Business Objects articles of association, and reviewing and assessing committee assignments and rotation practices, as stipulated by the written Compensation Committee Charter, adopted by the Board of Directors. None of the Corporate Governance Committee members is an officer or employee of Business Objects. However Mr. Silverman is the father in law of Mr. Liautaud, the Chairman and Chief Strategy Officer. Accordingly this committee is considered as 50% independent only, with respect to the Nasdaq National Market regulation relating to independence criteria.

Evaluation, attendance and compensation of the members of the Board and Committees
      In addition to the requirements of French and U.S. laws, the Board of Directors annually controls and evaluates its compliance with the applicable corporate governance regulations and adopts and implements the required changes.
      As required by the Company’s Corporate Governance Committee Charter, the Corporate Governance Committee led the annual evaluation process of the effectiveness of the Board of Directors and its Committees.
      The Board of Directors held 13 meetings in 2005. The average rate of Director attendance was 65.7% and 84.8% including attendance by conference call.
      In 2005, the Audit Committee held 13 meetings and had an attendance rate of 92.3%. The Compensation Committee held six meetings and had an average attendance rate of 88.9%. The Corporate Governance Committee held five meetings and had an attendance rate of 100%. The Nominating Committee held two meetings and had an attendance rate of 100%.
      The annual shareholders meeting on June 14, 2005 authorized an aggregate of € 400,000 or the equivalent amount in U.S. dollars, for aggregate annual Directors’ fees amount. This amount was allocated to each Director, excluding the Chairman, the Chief Executive Officer, and Directors who received other compensation as officer or employee of the Company and/or its subsidiaries, as in compliance with the following terms as set by the Board of Directors:

•	an annual retainer fee of U.S. $20,000 per year;

•	U.S. $2,000 per “quarterly” Board meeting;

•	U.S. $1,000 per “technical” Board meeting;

•	U.S. $1,500 per Committee meeting;

•	an annual retainer fee of U.S. $17,500 for the Chairman of the Audit Committee;

•	an annual retainer fee of U.S. $12,500 for each non-chair member of the Audit Committee;

•	an annual retainer fee of U.S. $12,500 for the Chairman of the Compensation Committee;

•	an annual retainer fee of U.S. $10,000 for each non-chair member of the Compensation Committee;

•	an annual retainer fee of U.S. $10,000 for the Chairman of each other Committee; and

•	an annual retainer fee of U.S. $7,500 for each non-chair member of each other Committee.
      The Directors’ fees are paid on a quarterly basis. Moreover, the expenses incurred by each Director in connection with his/her attendance at the Board and Committee meetings and/or in fulfilling his/her duties and approved by the Company’s Chief Financial Officer will be paid by the Company and reimbursed to the Directors.
      According to the above mentioned allocation rules, the individual amounts of Directors’ fees for 2005 (withholding taxes included, if required) were as follows:

•	Arnold Silverman: U.S. $54,500;

•	Bernard Charlès: U.S. $49,000;

•	Gerald Held: U.S. $81,500;

•	David Peterschmidt: U.S. $78,000;

•	Jean-François Heitz: U.S. $73,500;

•	David Roux: U.S. $36,000;

•	Kurt Lauk: U.S. $66,000; and

•	Carl Pascarrella: U.S. $39,173.

1.2 LIMITATION OF THE POWERS OF THE DIRECTEUR GENERAL (CEO)
      The Chief Executive Officer (Directeur Général) carries out, under his responsibility, the general management of the Company and is vested with the most extensive powers to act under all circumstances on behalf of the Company within the limits of the corporate purpose of the Company, except for those powers expressly granted by law to the meetings of shareholders and those especially reserved to the Board of Directors. The Chief Executive Officer represents the Company vis à vis third parties.
      At this time, neither the Company’ articles of association nor the Board of Directors has limited these powers in addition to the limitations set by the French Commercial Code.
      However our internal expenditure authorization policy of September 1998, as amended, stipulates that the Board approval is required to incur any expenses greater than $2.5 million or equivalent amount in other currencies.
      Until September 11, 2005, the general management of the Company was carried out by the Chairman of the Board of Directors and Chief Executive Officer, Mr. Bernard Liautaud. On September 11, 2005, Mr. John Schwarz, was appointed as Chief Executive Officer and Mr. Liautaud remains as Chairman of the Board.

II.	INTERNAL CONTROL PRODEDURES

Internal control objectives
      In accordance with the recommendations of the AMF, the AFEP (“Association Française des Entreprises Privées”) and the MEDEF (“Mouvement des Entreprises de France”), the internal control procedures implemented by Business Objects have the following objectives:

•	Ensure that management and operational actions and employee behavior are consistent with:

—	applicable laws and regulations;

—	guidelines provided by the Board of Directors, the general management and by internal rules, values, and procedures implemented by the Company;

•	Ensure reliability of financial reporting; and

•	Control the efficiency and effectiveness of the operations.
      One of the objectives of the internal control system is to prevent and limit the risks associated with the activity of the Company including the risks of errors and fraud, more specifically in the accounting and financial areas. For information, those risks factors are internally identified and updated on a regular basis and also externally disclosed once a year in the French Document de Référence and on a quarterly basis in the Form 10-Q and annually in the Form 10-K filed with the SEC.
      The internal controls implemented cannot provide a complete guarantee that those risks have been completely mitigated: firstly, by definition, an internal control system can always be improved. Secondly, it faces the following limitations: its cost must not exceed its expected advantages; most of the internal controls concern repetitive operations and not non-recurrent operations; the risk of human error cannot be completely eliminated; and lastly, internal policies or procedures could become no longer applicable because of the evolution of the Company.

Methodology
      The Company uses the guidelines produced by the Committee Of Sponsoring Organizations (“COSO”), which is a voluntary U.S. private sector organization formed in 1985 as its framework for internal control. The COSO has defined internal control as a process, effected by an entity’s Board of Directors, management and other personnel, designed to provide reasonable assurance regarding the achievement of objectives in the following categories: effectiveness and efficiency of operations, reliability of financial reporting and compliance with applicable laws and regulations.

Internal control environment
      The Company has adopted a Code of Ethics for Principal Executive and Senior Financial Officers which applies to its principal executives offices, the Chairman, the Chief Executive Officer and the deputy Chief Operating Officers, as the case may be, our principal financial officer, our principal accounting officer, controller and divisional vice presidents of finance. The Company has also adopted a Code of Business Conduct and Ethics applicable to all its Directors, officers and employees with the exception of its French employees. Finally, in order to comply with French law requirements, the Company has also adopted a Code of Business Conduct and Ethics for French employees which applies to all our Directors, officers and employees who are located in France. The Company’s Codes of Business Conduct and Ethics are publicly available on the Company’ website at www.businessobjects.com or are also available, without charge to you, upon written request made to the Company, attention: Legal Department, at 157/159 rue Anatole France, 92300 Levallois-Perret, France.
      In April 2005, the Company implemented a company-wide online training to help employees become familiar with the Code of Business Conduct and Ethics.
      The Company implemented a Legal Compliance Policy which addresses the Company’s commitment to complying with all national, state and local laws and regulations and maintaining the highest levels of integrity in all internal practices, maintaining a work environment that is free of retaliation for the raising of legal compliance issues and maintaining an atmosphere of open communication and trust between employees and management. The Company has also implemented an anonymous tip line allowing employees to freely and anonymously inform, at their option, the Chief Executive Officer, the Chief Financial Officer, the Senior Group Vice President of Human Resources, the Vice President of Internal Audit, the General Counsel or the Chairman of the Audit Committee about any breach of applicable law or internal policies and process. The Legal Compliance Policy also sets the terms and conditions under which the related investigations are carried out.

The main internal control owners
      Within the Company, Committees and departments having a key role in the internal control system implementation are:

—	The general management of the Company and its subsidiaries;

—	The Audit Committee, which has already been described above;

—	The Disclosure Committee:

•	The Disclosure Committee’s main goal is to ensure the controls and other procedures employed by the Company are designed to ensure that information, required to be disclosed in the reports filed by the Company, is recorded, processed, summarized and reported, within the time periods set forth by the SEC and to ensure that this information is communicated to the management of the Company to allow for timely decisions regarding required disclosure. In 2005, additional agenda topics have been added related to the certifications of sections 906, 302 and 404 of the Sarbanes-Oxley Act of 2002 relating to, the general internal control environment and the existence of fraud.

•	The Disclosure Committee’s meetings are planned to occur after the Audit Committee meetings and before the required filings under the 1934 Act.

•	The Disclosure Committee is comprised of the Chief Executive Officer, the Chief Financial Officer, the General Counsel, the Vice President of Internal Audit and other key members of management including the Corporate Controller. Since 2004, the attendees for these meetings have been expanded to include the independent auditors, currently Ernst & Young.

•	The Business Objects Disclosure Committee meetings are led by the Company’s General Counsel and occur before the filing of the required 1934 Act filings. The meeting provides the Chief Executive Officer, Chief Financial Officer and other members of the committee the opportunity to ask questions regarding the process and the content of the report.

—	The Corporate Governance Committee which has already been described above;

—	The Compensation Committee which has already been described above;

—	The Nominating Committee which has already been described above;

—	The Internal Audit department:

•	The Internal Audit Vice President reports directly to the Audit Committee.

•	This department is responsible for assessing the effectiveness and appropriateness of internal controls in the Group and each of its entities.

•	At December 31, 2005, the headcount in the internal audit department was five: one Vice President located in San Jose — United States, one Senior Manager and one auditor located in Business Objects headquarters, in Levallois-Perret — France, one Manager located in Vancouver — Canada and one Manager in San Jose — California.

•	This department is governed by an internal policy describing its function (responsibilities, mission organization and recommendations follow-up). This policy indicates that the Internal Audit department has unlimited access to all activities of the Company in order to give its feedback on the internal procedures and on the level of internal control.
      It must be emphasized that the various legal and financial departments in each subsidiary and at the Corporate level play a major role in the control of the operations. Those departments ensure that external rules and internal policies and procedures are properly applied. They must also control the most significant operations in their specific domain and, more specifically, identify the main legal risks or control the reliability and accuracy of the financial information.
      The Executive Committee meets at a minimum once a month under the oversight of John Schwarz, Chief Executive Officer. The main members of the management team are James Tolonen, Chief Financial Officer, Susan Wolfe, General Counsel, Hervé Couturier, Senior Vice President, Product, Jonathan Schoonmaker, Senior Vice President Human Resources, Janet Wood, Group Vice President, Global Alliances and OEM, Tom Schroeder, Group Vice President Corporate Development, Mark Doll, Senior Vice President Worldwide Professional Services, Maurizio Carli, Senior Vice President and General Manager EMEA, David Galloway, Group Vice President Worldwide Customer Support, Greg Wolfe, Senior Vice President and General Manager Americas, Scott Bajtos, Group Vice President, Customer Advocacy, Employee Communication and Events, Sheri Anderson, Chief Information Officer, and Tom Malone, General Manager, PBU.
      Business Objects reporting structure is organized such that the various finance teams report directly to the Chief Financial Officer and not to the Chief Executive Officer. The country managers’ report to the Chief Executive Officer, and the legal teams report to the General Counsel.

Internal control tools

1.	The internal control process relating to the preparation and treatment of financial and accounting information
      The Company consolidated financial statements and accompanying notes are prepared in accordance with IFRS for the Document de Référence and in accordance with U.S. GAAP for the Annual Report on Form 10-K. The Business Objects Corporate Finance is responsible for the closing of the Company accounts, for the harmonization of accounting and financial data provided by all the Group subsidiaries and for the preparation of the Group consolidated accounts. The Corporate Finance Department relies on the following internal control procedures

—	Definition and communication of Group accounting policies.

In December 2003, all of the Company’s financial policies were reviewed and validated by the Chief Financial Officer and are reviewed and communicated on a regular basis. Those policies were still applicable as of December 31, 2005.
      The critical accounting policies include:

•	The Revenue Recognition Policy. This policy is particularly important in the software sector and precisely defines Business Objects criteria for recognizing revenue on the sale of software license and the sale of related services. The objective of this policy is to ensure that total revenue is recognized in compliance with U.S., French and IFRS generally accepted accounting principles (“GAAP”).

•	The Goodwill and Other Intangibles policy, the Capitalization and Amortization of Assets Policy, the Foreign Exchange Risk Management Policy, the Investment and Cash Management Policy, the Expenditure Authorization Policy, the Contingencies Policy, the Allowance for Doubtful Accounts Policy.

—	Consolidation process

•	Definition and communication of closing instructions;

•	Review of the consolidated financial statements for consistency with accounting policies;

•	Analytical review of consolidated financial statements;

•	Review of the treatment of the Group’s major transactions;

•	Communication of consolidated financial information to the appropriate recipients.

2.	The Legal and Information System policies
         The following policies have been established by the Company:

•	Concerning the legal department, the main policies implemented on December 31, 2005 were the Insider Trading Policy, the Export Compliance Policy, the Competition and Anti-Trust Policy and the Legal Compliance Policy.

•	On the information systems side, numerous policies have been implemented and updated since the last quarter of 2004. The objectives of the IT policies consist in satisfactorily managing changes made to IT systems, in controlling user access to key-systems and in achieving a greater segregation of responsibilities concerning the IT access to key-systems. For information, the IT control environment has also been improved through the appointment of a full time IT Compliance Manager in 2005 in Vancouver, Canada.

3.	The Internal Audit Department activities

In 2005, the Internal Audit department focused primarily on compliance with foreign regulations and more specifically Section 404 of the Sarbanes-Oxley Act of 2002. This compliance effort has focused on the most significant operational entities and on the key processes underlying the financial reporting process.

Section 404 of the Sarbanes-Oxley Act of 2002
      Section 404 of the Sarbanes-Oxley Act of 2002 as reflected in Item 308 of Regulation S-K require the Company’s management to report on, and our U.S. independent auditors to attest to, the effectiveness of our internal controls over financial reporting structure and related procedures.

2006 and 2007 objectives

—	IFRS (International Financial Reporting Standards)

Since June to December 31, 2005, the Company has communicated its consolidated financial statements according to the IFRS with a comparison versus the corresponding 2004 figures. Changes in those or other rules may have a significant adverse effect on the Company’s reported operating results. The Company’s accounting policies that could be in the future affected by the changes in the accounting rules are the following: accounting and evaluation of derivative instruments, accounting for employees benefits, accounting for business combinations, accounting for provisions, accounting for deferred taxes, segment reporting and revenue recognition. The amendment or revision of the existing IFRS standards results from a convergence program to eliminate a variety of differences between IFRS and U.S. GAAP.

—	The internal control systems

In accordance with the AMF recommendations, the Company will continue to regularly review and assess its internal control systems and processes.

—	Improvement of our internal practices and training programs related to the handling of potential trade secrets and other competitive information

Following to a civil action in which MicroStrategy unsuccessfully sought damages for its claim that the Company misappropriated trade secrets, the Office of the U.S. Attorney for the Eastern District of Virginia decided not to pursue charges against the Company or its current or former officers or directors. However the Company decided and the Company is taking steps to enhance its internal practices and training programs related to the handling of potential trade secrets and other competitive information. The Company will use an independent expert to monitor these efforts. If during the next two years, the Office of the U.S. Attorney concludes that the Company has not adequately fulfilled its commitments, the Company could be subject to adverse regulatory action.
      This report has been drafted with the support of the internal audit department and the legal department. This report has been presented to the Board by the Chairman at the Board meeting held on March 27, 2006. The content of this report has been reviewed and discussed by the Directors during this meeting.
Bernard Liautaud
Chairman of the Board
Business Objects S.A.

BUSINESS OBJECTS S.A.
CONSOLIDATED BALANCE SHEET
(in € thousands except for per ordinary share amounts)
ASSETS

	At December 31

	2004	2005

Goodwill — net	€753,449	€951,813
Other intangible assets — net	94,905	111,283
Property, plant and equipment — net	39,615	50,168
Financial assets	586	46
Deferred tax assets	27,016	58,229
Other non-current assets	2,006	20,429

Non-current assets	917,577	1,191,968
Inventories	410	343
Trade receivables — net	183,855	224,291
Assets for current tax	3,953	14,319
Other current assets	22,714	26,408
Short-term investments	13,200	22,632
Cash and cash equivalents	216,738	280,943

Current assets	440,870	568,936

Total assets	€1,358,447	€1,760,904

EQUITY AND LIABILITIES
Issued capital (€ 0.10 nominal value per share)	€9,592	€9,530
Additional paid-in capital	1,015,451	1,054,342
Treasury shares	(146,884)	(82,385)
Retained earnings	143,650	128,512
Stock-based compensation	28,871	58,507
Net income	5,282	64,801
Other comprehensive income	(82,523)	61,903

Total equity	973,439	1,295,210
Other non-current liabilities	4,762	17,893
Non-current deferred tax liabilities	5,786	11,246
Long-term deferred revenues	4,665	5,685
Provisions non-current	1,658	1,806

Non-current liabilities	16,871	36,630
Trade payables	34,141	44,729
Income tax payable	62,153	58,008
Accrued payroll and related expenses	63,901	73,746
Deferred revenues	143,539	170,357
Provisions	14,806	23,693
Other current liabilities	49,597	58,5311

Current liabilities	368,137	429,064

Total equity and liabilities	€1,358,447	€1,760,904

BUSINESS OBJECTS S.A.
CONSOLIDATED STATEMENTS OF INCOME
(In € thousands except for per share data)

	Year Ended December 31

	2004	2005

Net license fees	€379,991	€415,136
Services	364,755	450,253

Total revenue	744,746	865,389
Cost of license fees	(23,249)	(23,988)
Cost of services	(140,747)	(177,319)

Total cost of sales	(163,996)	(201,307)
Gross profit	580,750	664,082
Marketing and distribution costs	(336,101)	(359,257)
Research and development costs	(122,892)	(128,539)
Administrative and general costs	(73,641)	(88,890)
Other operating income and expenses	—	1,624
Restructuring costs	(1,783)	(569)

Recurring income from operations	46,333	88,451
Other operating expenses	—	(23)
Other operating income	2,919	381

Total income from operations	49,252	88,809
Finance costs, gross	(77)	(338)
Income from cash and cash equivalents	3,049	7,217

Finance costs, net	2,972	6,879
Other financial income and expenses	(9,330)	2,400
Income tax expense	(37,610)	(33,287)

Net income	€5,282	€64,801

Net income attributable to equity holders of the parent	€5,282	€64,801
Basic net income per share	€0.06	€0.72
Diluted net income per share	€0.06	€0.70
Ordinary shares and ADS for basic EPS	88,748	90,405
Ordinary shares and ADS for diluted EPS	90,947	92,734

BUSINESS OBJECTS S.A.
CONSOLIDATED CASH FLOW STATEMENT
(In € thousands)

	At December 31

	2004	2005

Cash Flows from Operating Activities:
Consolidated net income	€5,282	€64,801
Depreciation and amortization	32,374	50,992
Unrealized gains and losses due to change in fair value	1,730	(19,243)
Expenses and income related to stock compensation	25,059	36,082
Other non cash income and expense	1,119	951

Cash flow after cost of financing and income tax	65,564	133,583
Deferred income taxes	34,670	33,287
Tax benefit from Employee stock plans	7,206	—

Cash flow before cost of financing and income tax	107,440	166,870
Cash paid for income taxes, net of refunds	(35,051)	(37,267)
Changes in operating assets and liabilities
Receipts from customers	(34,714)	(26,963)
Prepaid and other current assets	(6,984)	(8,337)
Payments to suppliers (except Capital expenditures)	(12,068)	8,128
Accrued payroll and other current liabilities	3,775	15,232
Deferred revenues	39,414	17,923

Net cash provided by operating activities	61,812	135,586
(Purchases) Proceeds from sale of property, plant & equipment	(22,989)	(24,230)
(Purchases) Proceeds from sale of intangible assets	(5,700)	(9,524)
Acquisition of subsidiary, net of cash acquired		(84,898)
Other flows from investing activities	(873)	(1,334)

Net cash provided by (used for) investing activities	(29,562)	(119,986)
Proceeds from issue of shares	6,301	9,772
Proceeds from stock-options & warrants exercises	7,239	21,903
Purchase of and proceeds from treasury shares	(13,983)	10,896
Transfer of cash (to) from restricted cash accounts		(23,730)
Other flows from financing activities	5,025	—

Net cash provided by financing activities	4,582	18,841
Effect of foreign exchange rate changes on cash and cash equivalents	(8,412)	29,764

Net increase in cash and cash equivalents	28,420	64,205
Cash and cash equivalents at the beginning of the year	€188,318	€216,738
Cash and cash equivalents at end of the year	€216,738	€280,943

BUSINESS OBJECTS S.A.
STATUTORY BALANCE SHEET
(In € thousands)

	Year Ended December 31

ASSETS	Gross	Provisions	2005	2004	2003

Intangibles assets	€18,472	€(8,131)	€10,341	€7,454	€8,699
Tangible assets	28,666	(21,417)	7,249	9,234	9,001
Financials assets	987,412	(5,050)	982,362	1,031,590	915,616

Total fixed assets	1,034,550	(34,598)	999,952	1,048,278	933,316

Accounts receivable	53,293	(13)	53,280	47,021	56,694
Other current assets	14,692	(19)	14,673	4,963	8,758
Cash & short term investments	37,746	—	37,746	5,844	25,483

Total current assets	105,731	(32)	105,699	57,828	91,295

Regularization accounts	8,647	—	8,647	17,722	17,331

Total Assets	€1,148,928	€(34,630)	€1,114,298	€1,123,828	€1,041,942

LIABILITIES & SHAREHOLDERS EQUITY
(In € thousands)

	Year Ended December 31

	2005	2004	2003

Capital stock, par value	€9,530	€9,592	€9,490
Paid-in capital	668,210,	668,209	654,771
Legal reserves	959	949	635
Change differential, Euro translation	48	48	48
Prior years’ retained earnings	228,470	171,051	114,668
current year net income	6,966	66,354	56,697

Total Shareholders Equity	914,183	916,203	836,309

Contingency and losses reserves	13,026	4,273	7,268

Total Contingency and Losses Reserves	13,026	4,273	7,268

Loans from Subsidiaries (cash pooling)	128,008	139,496	105,194
Accounts payable	23,300	15,064	51,699
Accrued wages and taxes, and other current liabilities	26,330	39,248	30,719

Total Liabilities	177,638	193,808	187,612

Regularization accounts	9,451	9,544	10,753

Total Liabilities and Shareholders Equity	€1,114,298	€1,123,828	€1,041,942

BUSINESS OBJECTS S.A.
STATUTORY STATEMENTS OF INCOME
(In € thousands)

	Year Ended December 31

	2003	2004	2005

Revenue	€205,345	€187,900	€207,589

Reversals of depreciation and reserves, Expenses transfer	14,062	8,060	4,079
Other operating revenue	2,046	1,847	1,235

Operating revenue	221,453	197,807	212,903

Purchases of goods for resale and change in inventory	(186)	(232)	(48)
Other outside purchases	(110,123)	(90,181)	(103,911)
Taxes	(3,840)	(3,471)	(4,480)
Salaries and fringes	(65,921)	(67,639)	(67,434)
Operating increases in depreciation and reserves
Depreciation & amortization	(6,585)	(9,534)	(7,744)
Increases in reserves against current assets	(427)	(11)	(2)
Increases in contingency and losses reserves	(4,800)	(1,832)	(10,153)
Other operating expenses	(12,932)	(3,304)	(2,263)

Operating expenses	(204,814)	(176,204)	(196,035)

Operating Income (Expense)	16,639	21,603	16,868

Dividends from Subsidiaries	2,870	66
Other interest income	3,501	147	205
Reversals of financial reserves, Financial Expenses transfer	375	155	80
Foreign exchange gains	1,623	3,425	2,084
Gains on proceeds of short term investment	458	63	35
Financial revenue	8,827	3,856	2,404
Increases in financial reserves	(912)	(192)	(5,500)
Interest expense and other financial expenses	(681)	(3,047)	(3,352)
Foreign exchange losses	(1,341)	(3,349)	(1,110)
Financial expenses	(2,934)	(6,588)	(9,962)
Financial income (Expense)	5,893	(2,732)	(7,558)
Income Before Tax and Exceptional Items	22,532	18,871	9,310
Exceptional income	58,382	87,823	453
Exceptional expenses	(887)	(1,068)	(809)
Net Exceptional Income (Expense)	57,495	86,755	(356)
Profit sharing	(4,653)	(4,868)	(4,372)
Income tax benefit (provision)	(18,677)	(34,404)	2,384
Net Income (Expense)	€56,697	€66,354	€6,966

BUSINESS OBJECTS S.A.
STATUTORY CASH FLOW STATEMENT
(In € thousands)

	2004	2005

SOURCES OF FUNDS
Net income	€66,354	€6,966
Accruals reversal	(6,899)	(4,579)
Depreciation & amortization:
Intangible assets	2,329	2,598
Intangible and tangible assets	4,940	5,146
Reserves against current assets	3,054	15,760
Gains on tangible assets disposals	—	586
Gains on tangible assets disposals	(3)	97
Transfer of allowances from CD France/ Médience	721	87

Self-financing capability	70,502	26,661,

Intangible assets disposals	—	—
Tangible assets disposals	8	—
Financial assets disposals	2,511	55,875

Disposals of long term assets	2,519	55,875

Capital increase	102	232,
Others Shareholders’ Equity increase (paid in capital)	13,438	44,422

Shareholders Equity increase	13,540	44,654

Loans increase	135,378	4,288

Total source of funds	221,939	131,478

USE OF FUNDS
Acquisitions of intangible assets	(1,085)	6,073
Acquisitions of tangible assets	(5,184)	3,369
Acquisitions of financial assets	(118,569)	9,180

Acquisitions of long term assets	(124,838)	18,622

Decrease of shareholders equity	(101,075)	53,640
Financial loans reimbursement		15,777

Total Use of funds	(225,913)	88,039,

A — Changes in operating capital — Resource surplus (Need)	(3,974)	43,439

Inventory	100
Advances and deposit	(847)	133
Accounts receivable and other receivables	14,427	(15,970)
Prepaid expenses	(439)	10,285

Changes in current assets — Sub-total	13,241	(5,552)

Accounts payable, accrued wages and taxes and other liabilities	(28,106)	(4,682)
Deferred revenue	819	35

Changes in liabilities — Sub-total	(27,287)	(4,647)

I — Net changes in operating needs — Surplus (Need)	(14,046)	(10,199)
Others receivables	48	1,210
Others payables	(2,028)	(128)
II — Net changes in non operating needs — Surplus (Need)	(1,980)	(1,338)

B — Changes in operating capital need (I + II) — Surplus (Need)	(16,026)	(11,537)

C — CHANGES IN CASH (A + B) — Increase (Decrease) of the year	€(20,000)	€31,902

Cash increase (Decrease)	€(20,000)	€31,902

Loans increase (Decrease)

BUSINESS OBJECTS S.A
FIVE YEAR SUMMARY FINANCIAL INFORMATION
(In euros, except capital data and average number of employees)

	2001	2002	2003	2004	2005

1. Capital at year-end
Capital stock, par value	6,192,847	6,346,323	9,490,369	9,592,177	9,530,375
Number of ordinary shares issued	61,928,473	63,463,234	94,903,697	95,921,766	95,303,749
Number of preferred shares Maximum number of shares to be created in the future
By conversion of bonds
By exercise of subscription rights	10,715,499	8,212,696	16,320,041	13,907,065	11,536,454
2. Operations and income for the year
Total product revenues	193,088,750	206,998,440	205,345,660	187,900,224	207,589,071
Income before taxes, profit sharing, depreciation expense and provision	59,163,920	54,518,729	78,313,112	111,316,221	27,879,350
Income tax benefit (provision)	(15,508,181)	(16,705,389)	(18,676,526)	(34,404,320)	2,384,011
Required profit sharing	3,593,455	3,841,704	4,653,477	4,868,437	4,372,137
Income after taxes, profit sharing, depreciation expense and provision	33,130,003	27,970,763	56,696,886	66,354,226	6,966,090
Dividends distributed
3. Income per issued share
Income after taxes and profit sharing but before depreciation expense and provision	0.65	0.54	0.58	0.75	0.27
Income after taxes, profit sharing, depreciation expense and provision	0.53	0.44	0.60	0.69	0.07
Dividends distributed per share
4. Personnel
Average number of employees	777	788	724	673	669
Total payroll and social charges	41,825,704	46,837,249	45,433,684	47,558,019	45,676,695
Total social benefits	19,160,457	20,642,586	20,487,363	20,081,114	21,756,820

TEXT OF RESOLUTIONS SUBMITTED FOR APPROVAL TO THE ORDINARY AND
EXTRAORDINARY SHAREHOLDERS’ MEETING OF MAY 30, 2006, OR,
TO JUNE 7, 2006, AS THE CASE MAY BE.

I.	Resolutions within the authority of the Ordinary Shareholders’ Meeting
First Resolution

Approval of the Company’s statutory financial statements for the year ended December 31, 2005
      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,
      WHEREAS, this general meeting has reviewed the report of the Board of Directors, the management report on the business and the situation of the Company for the year ended December 31, 2005, and the general report of the Statutory Auditors on the performance of their duties during this year,
      RESOLVED, that the statutory financial statements of Business Objects S.A. for the year ended December 31, 2005, as presented, as well as the transactions reflected in these financial statements and summarized in these reports, are approved hereby,
      RESOLVED, to approve, in accordance with the provisions of article 223 quater of the French General Tax Code (Code général des impôts), the non-tax deductible expenses referred to in article 39-4 of the French General Tax Code of taxable income amounting to 212,772 euros for the year ended December 31, 2005 as well as that tax borne by the Company due to this non-deductibility, representing 73,807 euros,
      RESOLVED, in accordance with the provisions of article 223 quinquies of the French General Tax Code, to acknowledge that no expenses referred to in article 39-5 of the French General Tax Code were incurred during that year.
Second Resolution

Approval of the Company’s consolidated financial statements for the year ended December 31, 2005
      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,
      WHEREAS, this general meeting has reviewed the report of the Board of Directors, the management report on the business and the situation of the Business Objects group for the year ended December 31, 2005 and the report of the Statutory Auditors on the consolidated financial statements,
      RESOLVED, that the consolidated financial statements of the Business Objects group for the year ended December 31, 2005, as presented, as well as the transactions reflected in these financial statements and summarized in these reports, are approved hereby.
Third Resolution

Allocation of the Company’s earnings for the year ended December 31, 2005
      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,
      WHEREAS, this general meeting has reviewed the report of the Board of Directors, the management report on the business and the situation of the Company for the year ended December 31, 2005, and the general report of the Statutory Auditors,
      WHEREAS, this general meeting has noted that the profit for the year ended December 31, 2005 stands at 6,966,090.26 euros,
      WHEREAS, this general meeting has noted that the amount of the statutory reserve is greater than one-tenth of the share capital,

      RESOLVED, that the above-mentioned profit be fully allocated to the retained earnings account, bringing such account to 235,436,529.71 euros,
      In accordance with the provisions of article 243 bis of the French General Tax Code, the shareholders noted that no dividends were paid for the last three years.
Fourth Resolution

Renewal of the term of office of Mr. Bernard Liautaud, as a Director of the Company
      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,
      WHEREAS, this general meeting has reviewed the report of the Board of Directors,
      WHEREAS, this general meeting noted that the term of office of Mr. Bernard Liautaud as a Director shall expire at the end of this general meeting,
      RESOLVED, to renew the appointment of Mr. Bernard Liautaud as Director, for a period of three years which will expire at the end of the ordinary shareholders’ meeting called to approve the financial statements for the year ended December 31, 2008.
Fifth Resolution

Renewal of the term of office of Mr. Jean-François Heitz, as a Director of the Company
      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,
      WHEREAS, this general meeting has reviewed the report of the Board of Directors,
      WHEREAS, this general meeting noted that the term of office of Mr. Jean-François Heitz as Director shall expire at the end of this general meeting,
      RESOLVED, to renew the appointment of Mr. Jean-François Heitz as a Director, for a period of three years which will expire at the end of the ordinary shareholders’ meeting called to approve the financial statements for the year ended December 31, 2008.
Sixth Resolution

Renewal of the term of office of Mr. David Peterschmidt, as a Director of the Company
      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,
      WHEREAS, this general meeting has reviewed the report of the Board of Directors,
      WHEREAS, this general meeting noted that the term of office of Mr. David Peterschmidt as a Director shall expire at the end of this general meeting,
      RESOLVED, to renew the appointment of Mr. David Peterschmidt as Director, for a period of three years which will expire at the end of the ordinary shareholders’ meeting called to approve the financial statements for the year ended December 31, 2008.
Seventh Resolution

Ratification of the appointment of Mr. John Schwarz as a Director of the Company
      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,
      WHEREAS, this general meeting has reviewed the report of the Board of Directors,

      WHEREAS, this general meeting noted that Mr. John Schwarz was appointed as a Director by the Board of Directors of January 25, 2006, subject to his ratification by of this general shareholders’ meeting,
      RESOLVED, to ratify the appointment of Mr. John Schwarz as Director, his term of office being equal to the remainder of the term of office of Mr. David Roux, his predecessor, expiring at the end of the ordinary shareholders’ meeting called to approve the financial statements for the year ended December 31, 2005.
Eighth Resolution

Renewal of term of office of Mr. John Schwarz, as a Director of the Company
      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,
      WHEREAS, this general meeting has reviewed the report of the Board of Directors,
      WHEREAS, this general meeting noted that the term of office of Mr. John Schwarz as a Director shall expire at the end of this general meeting,
      RESOLVED, to renew the appointment of Mr. John Schwarz as Director, for a period of three years which will expire at the end of the ordinary shareholders’ meeting called to approve the financial statements for the year ended December 31, 2008.
Ninth Resolution

Ratification of regulated agreements
      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,
      WHEREAS, this general meeting has reviewed the special report of the Statutory Auditors on the agreements governed by article L.225-42 of the French Commercial Code (Code de commerce),
      RESOLVED, to ratify and expressly approve, pursuant to article L.225-42 of the French Commercial Code, the agreements contained in this report that have not been previously authorized by the Board of Directors.
Tenth Resolution

Approval of regulated agreements
      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,
      WHEREAS, this general meeting has reviewed the special report of the Statutory Auditors on the agreements governed by articles L.225-38 and L.225-42-1 of the French Commercial Code,
      RESOLVED, to approve the agreements contained in this report.
Eleventh Resolution
                       Appointment of Auditex, as Company’s alternate statutory auditor of Ernst & Young Audit as the replacement for Mr. Alain Vincent, Company’s alternate statutory auditor
      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,
      WHEREAS, this general meeting has reviewed the report of the Board of Directors,
      WHEREAS, this general meeting noted the resignation of Mr. Alain Vincent, alternate statutory auditor of Ernst & Young Audit, effective at the end of this general meeting,

      RESOLVED, that Auditex is hereby appointed as alternate statutory auditor of Ernst & Young Audit, replacing Mr. Alain Vincent until the end of his predecessor’s term, that is until the end of the ordinary shareholders’ meeting called to approve the financial statements for the year ended December 31, 2008.
Twelfth Resolution

Authorization granted to the Board of Directors to repurchase Ordinary Shares of the Company
      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,
      WHEREAS, this general meeting has reviewed the report of the Board of Directors,
      RESOLVED, that the Board of Directors is hereby authorized to repurchase, pursuant to the provisions of articles L.225-209 et seq. of the French Commercial Code, shares with a nominal value of 0.10 euro each representing a maximum of 10% of the Company’s share capital, it being specified that the total number of treasury shares held by the Company shall not exceed 10% of the Company’s share capital.
      The shares may be repurchased, upon a decision of the Board of Directors, in order to:

•	purchase and hold in treasury form in order to later provide shares as consideration in the context of potential external growth transactions, in compliance with applicable securities regulations and stock market rules;

•	fulfill obligations related to stock option programs or other allocations of shares to employees or officers of the Company or of a related company;

•	deliver shares upon the exercise of the rights attached to securities giving the right to shares of the Company;

•	manage the market making in the secondary market and the liquidity of the Company’s share price by an investment services provider through a liquidity agreement compliant with the ethics charter approved by the Autorité des Marchés Financiers;

•	cancel such repurchased shares, subject to the approval of a specific resolution by the extraordinary shareholders’ meeting;

•	implement any market practice which would become authorized by law or the Autorité des Marchés Financiers.
      RESOLVED, that the shares may be purchased, sold, transferred or exchanged by any means, including, on the open market or over-the-counter, as the case may be, or by way of derivative securities or warrants or securities giving access to the Company’s share capital or by implementation of optional strategies, at any time, in compliance with applicable regulations.
      The part of the program that may be carried out through block trades is not limited.
      RESOLVED, that the shares may be purchased, sold, transferred or exchanged, at any time, as decided by the Board of Directors.
      The shareholders hereby set the maximum purchase price at 43 euros per share (excluding costs), or the U.S. dollar equivalent.
      RESOLVED FURTHER, that, in the event that the Company effects a share capital increase by way of incorporation of premiums, reserves or profits, resulting in an increase of the nominal value of shares or the creation and free allocation of shares, or effects a stock split or reverse stock split, the Board of Directors is granted full powers, to the extent necessary, to adjust the number of shares, as well as the purchase and sale prices mentioned above to take into account the effects of such transactions on the share trading price.
      RESOLVED FURTHER, that, the maximum amount of funds dedicated to the implementation of the share purchase program shall not exceed 250 million euros, or the U.S. dollar equivalent.

      RESOLVED FURTHER, that this authorization may be used by the Board of Directors for all treasury shares of the Company.
      RESOLVED FURTHER, that in order to implement this authorization, full powers are granted to the Board of Directors, including the right to delegate to the Chief Executive Officer or, with his agreement, to one or several Deputy Chief Executive Officers, for the purpose of:

•	placing orders in or outside the market;

•	allocating or reallocating authorized shares pursuant to the authorized objectives, within the conditions set by applicable laws and regulations;

•	concluding all agreements, for purposes of, among other things, the maintenance of the purchases and sales registries;

•	filing all declarations with the Autorité des Marchés Financiers and any other organizations; and

•	carrying out all other formalities, and more generally, taking all necessary measures.
      RESOLVED FURTHER, to grant all powers to the Board of Directors, if the law or the Autorité des Marchés Financiers would decide to extend or fulfill the objectives authorized under share repurchase programs, in order to disclose to the public, within the conditions set by applicable laws and regulations, the eventual changes of the program relating to the amended objectives.
      This authorization shall remain valid for a maximum period of eighteen months from the date of this general meeting. It may also be used during a public tender offer and/or exchange offer, within the limits permitted by applicable regulations.
      It voids and replaces the previous authorization approved by the ordinary and extraordinary general meeting of shareholders of June 14, 2005 in its ninth resolution.
      The Board of Directors shall inform the shareholders of the transactions carried out by implementation of this authorization.

II.	Resolutions within the authority of the Extraordinary Shareholders’ Meeting
Thirteenth Resolution

Authorization granted to the Board of Directors to reduce the Company’s share capital by cancellation of treasury shares
      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,
      WHEREAS, this general meeting has reviewed the report of the Board of Directors and the special report of the Statutory Auditors,
      RESOLVED, pursuant to the provisions of articles L.225-209 et seq. of the French Commercial Code, that the Board of Directors is authorized hereby to reduce the share capital, on one or more occasions, by cancelling all or part of the treasury shares held by the Company and acquired under a share repurchase program, provided that shares cancelled within any twenty-four-month period may not exceed 10% of the Company’s share capital.
      RESOLVED FURTHER, that the Board of Directors is authorized hereby to offset the difference between the repurchase price of the cancelled shares and their nominal value against any available issuance premiums and reserves,
      RESOLVED FURTHER, that the Board of Directors is granted all powers to set the terms and conditions of such cancellations and, if necessary, to amend the Company’s articles of association and, more generally, to take all necessary measures.

      This authorization shall remain valid for a maximum period of eighteen months from the date of this general meeting.
      It voids and replaces the authorization previously approved by the extraordinary general meeting of shareholders of June 14, 2005 in its tenth resolution.
Fourteenth Resolution

Authorization granted to the Board of Directors to issue warrants to subscribe up to a maximum of 45,000 Ordinary Shares reserved for Mr. Jean-François Heitz
      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,
      WHEREAS, this general meeting has reviewed the report of the Board of Directors, the special report of the Statutory Auditors, and the report of the special independent auditor (Commissaire aux avantages particuliers),
      Now, therefore, in accordance with the provisions of articles L.225-138, L.228-91 et seq. of the French Commercial Code, and subject to the approval by the ordinary shareholders’ meeting of the fourth resolution of this general meeting,
      RESOLVED, to decide the issuance, on one or more occasions, of warrants giving the right to subscribe up to a maximum number of 45,000 new shares of a nominal value of 0.10 euros each. Subject to adjustments regarding the preservation of the warrant holders’ rights provided for by the applicable French statutory and regulatory provisions, and where applicable, contractual provisions providing for other cases of adjustments, the maximum nominal amount of the capital increase resulting from the exercise of the warrants is 4,500 euros.
      RESOLVED FURTHER, to waive the preferential subscription right of the shareholders to subscribe to the warrants and to reserve the right to subscribe to such warrants to Mr. Jean-François Heitz.
      Pursuant to the provisions of the last paragraph of article L.225-132 of the French Commercial Code, this decision to issue the warrants also entails, for the benefit of the holder of such warrants, the waiver by the shareholders of their preferential subscription right to subscribe to the new shares to be issued upon the exercise of such warrants.
      RESOLVED FURTHER, that the warrants must be exercised within a seven-year period following their issuance.
      RESOLVED FURTHER, that the warrants will be granted free of charge to Mr. Jean-François Heitz.
      RESOLVED FURTHER, that the subscription price for one new share that may be issued upon the exercise of the warrants, fully payable upon exercise in cash on the date of subscription, will be equal to the closing price of the Company’s shares on the market Eurolist by Euronexttm on the trading day preceding the date of this general meeting.
      RESOLVED FURTHER, to approve the special advantages granted to Mr. Jean-François Heitz consisting of (i) the granting of these warrants free of charge and (ii) the benefit of a fixed exercise price per warrant.
      RESOLVED FURTHER, that the new shares shall be subject to all provisions of the Company’s articles of association and shall become equivalent to existing shares from the effective date of their issuance.

      RESOLVED FURTHER, to delegate to the Board of Directors full powers, with the right to sub-delegate in accordance with applicable laws, to decide to carry out the issuances as well as to defer or stay such a decision, including notably the power to:

•	determine the dates and terms of the issuance(s);

•	set the price, terms and conditions of such issuance of warrants and shares to be issued upon the exercise of the warrants within the limits set by this delegation;

•	carry out all necessary measures in order to protect the interests of the holders of warrants, in accordance with the applicable legal and regulatory provisions and, where applicable, contractual provisions providing for other cases of adjustments;

•	create a distinct class of warrant holders for each type of warrant with the same rights;

•	require, if applicable, the repurchase of warrants;

•	suspend, if applicable, the exercise of the warrants during a period not to exceed three months;

•	acknowledge the completion of the share capital increases resulting from the exercise of the warrants; and

•	amend the Company’s articles of association accordingly and, in particular, article 6 of the Company’s articles of association in accordance with article 55 of Decree No. 67-236 of March 23, 1967 in order to indicate the identity of the beneficiary of the special advantages and the nature of such advantages and more generally, to take all necessary measures.
      This authorization will remain effective for a period of one year from the date of this general meeting.
Fifteenth Resolution

Authorization granted to the Board of Directors to issue warrants to subscribe up to a maximum of 45,000 Ordinary Shares reserved for Mr. David Peterschmidt
      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,
      WHEREAS, this general meeting has reviewed the report of the Board of Directors, the special report of the Statutory Auditors and the report of the special independent auditor (Commissaire aux avantages particuliers),
      Now, therefore, in accordance with the provisions of articles L.225-138, L.228-91 et seq. of the French Commercial Code, and subject to the approval by the ordinary shareholders’ meeting of the sixth resolution of this general meeting,
      RESOLVED, to decide the issuance, on one or more occasions, of warrants giving the right to subscribe up to a maximum number of 45,000 new shares of a nominal value of 0.10 euros each. Subject to adjustments regarding the preservation of the warrant holders’ rights provided for by the applicable French statutory and regulatory provisions, and where applicable, contractual provisions providing for other cases of adjustments, the maximum nominal amount of the capital increase resulting from the exercise of the warrants is 4,500 euros.
      RESOLVED FURTHER, to waive the preferential subscription right of the shareholders to subscribe to the warrants and to reserve the right to subscribe to such warrants to Mr. David Peterschmidt.
      Pursuant to the provisions of the last paragraph of article L.225-132 of the French Commercial Code, this decision to issue the warrants also entails, for the benefit of the holder of such warrants, the waiver by the shareholders of their preferential subscription right to subscribe to the new shares to be issued upon the exercise of such warrants.

      RESOLVED FURTHER, that the warrants must be exercised within a seven-year period following their issuance.
      RESOLVED FURTHER, that the warrants will be granted free of charge to Mr. David Peterschmidt.
      RESOLVED FURTHER, that the subscription price for a new share that may be issued upon the exercise of the warrants, fully payable upon exercise in cash on the date of subscription, will be equal to the closing price of the Company’s shares on the market Eurolist by Euronexttm on the trading day preceding the date of this general meeting.
      RESOLVED FURTHER, to approve the special advantages granted to Mr. David Peterschmidt consisting of (i) the granting of these warrants free of charge and (ii) the benefit of a fixed exercise price per warrant.
      RESOLVED FURTHER, that the new shares shall be subject to all provisions of the Company’s articles of association and shall become equivalent to existing shares from the effective date of their issuance.
      RESOLVED FURTHER, to delegate to the Board of Directors full powers, with the right to sub-delegate in accordance with applicable laws, to decide to carry out the issuances as well as to defer or stay such a decision, including notably the power to:

•	determine the dates and terms of the issuance(s);

•	set the price, terms and conditions of such issuance of warrants and shares to be issued upon the exercise of the warrants within the limits set by this delegation;

•	carry out all necessary measures in order to protect the interests of the holders of warrants, in accordance with the applicable legal and regulatory provisions and, where applicable, contractual provisions providing for other cases of adjustments;

•	create a distinct class of warrant holders for each type of warrant with the same rights;

•	require, as the case may be, the repurchase of warrants;

•	suspend, where applicable, the exercise of the warrants during a period not to exceed three months;

•	acknowledge the completion of the share capital increases resulting from the exercise of the warrants; and

•	amend the Company’s articles of association accordingly and, in particular, article 6 of the Company’s articles of association in accordance with article 55 of Decree No. 67-236 of March 23, 1967 in order to indicate the identity of the beneficiary of the special advantages and the nature of such advantages and more generally, to take all necessary measures.
      This authorization will remain effective for a period of one year from the date of this general meeting.
Sixteenth Resolution
                       Authorization granted to the Board of Directors to increase the Company’s share capital through the issuance of Ordinary Shares, with subscription reserved to the participants in the Company’s Employee Savings Plan
      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,
      WHEREAS, this general meeting has reviewed the report of the Board of Directors and the special report of the Statutory Auditors, pursuant to articles L.443-1 et seq. of the French Labor Code (Code du travail) and in accordance with articles L.225-138-1 and L.225-129-6 of the French Commercial Code,
      RESOLVED, to authorize the Board of Directors to increase, on one or more occasions and in its sole discretion, the Company’s share capital up to a maximum nominal amount of 300,000 euros per calendar year (“Special Limit”) through issuances of shares of the Company reserved for the participants in the employee savings plan (Plan d’Éprgne d’Entreprise) of the Company and its French or foreign affiliates in accordance with article L.225-180 of the French Commercial Code and article L.444-3 of the French Labor Code (the “Members”), being stipulated that the total number of shares issued during each calendar year under the sixteenth, the seventeenth, the eighteenth, the nineteenth and the twentieth resolutions of this general meeting shall not exceed, for each concerned calendar year, 3% of the Company’s share capital as of December 31 of the previous calendar year (“General Limit”).
      RESOLVED FURTHER, that the subscription price shall be at least equal to the higher of the following prices:

•	80% of the average of the opening prices of the Company’s share as quoted on the market Eurolist by Euronexttm over the twenty consecutive trading days preceding the day of the decision setting the opening date for subscription; or

•	85% of the closing price of the Company’s share as quoted on the market Eurolist by Euronexttm on the last trading day preceding the day of the decision setting the opening date for subscription.
      RESOLVED FURTHER, that if 85% of the Company’s closing share price cited above turns out to be greater than 100% of the average of the opening prices of the Company’s share as quoted on the market Eurolist by Euronexttm over the twenty consecutive trading days preceding the day of the decision to set the opening date for subscription, the subscription price will be equal to 100% of this average.
      RESOLVED FURTHER, to waive the preferential subscription right of the shareholders, in favor of the Members and to waive any rights to shares that may be issued or allocated pursuant to this resolution, and
      RESOLVED FURTHER, that to the extent necessary, in the event the Company effects a share capital increase by way of incorporation of reserves, profits or premiums, resulting either in an increase of the nominal value of the shares or in the creation and free allocation of shares, or effects a stock split, a reverse stock split, a combination of shares or a share nominal value split, the Board of Directors is granted full powers to adjust, in order to reflect the change in capitalization, the nominal amount of the Special Limit and the percentage of share capital of the General Limit, authorized by this resolution.
      RESOLVED FURTHER, that the new shares will be subject to all provisions of the Company’s articles of association and shall become equivalent to existing shares from the effective date of their issuance, and
      RESOLVED FURTHER, that the Board of Directors may provide for the allocation, free of charge, it being specified that the total benefit resulting from this allocation of shares through a matching contribution, or where applicable, through a discount on the subscription price, may not exceed the limits imposed by legal or regulatory provisions, and
      RESOLVED FURTHER, that the Board of Directors will have full powers, with the right to delegate to the Chief Executive Officer or, with his agreement, to one or several Deputy Chief Executive Officers, to carry out this authorization and to set the amounts and conditions of the issuances realized pursuant to this authorization, or to defer or stay such a decision, as well as to decide the characteristics of the shares to be issued and, in particular, to set the subscription price, pursuant to the conditions set by this authorization, to set the dates, time limits, terms and conditions of the subscription, the payment terms, the delivery of the new shares and to request, if necessary, the listing of the new shares on the market Eurolist by Euronexttm or another market.
      RESOLVED FURTHER, that the Board of Directors will also have full powers, with the right to delegate to the Chief Executive Officer or, with his agreement, to one or several Deputy Chief Executive Officers, to note the completion of the share capital increases up to the number of shares actually subscribed, to take, either directly or by proxy, all measures and to carry out all formalities required for the share capital increase and to amend the Company’s articles of association accordingly, and at its own discretion and if it deems necessary, to offset the expenses of the capital increases with the premiums associated with such issuances and to deduct from this amount the sums necessary to increase the statutory reserve to one-tenth of the new share capital following each share capital increase and more generally, to take all necessary measures.

      This authorization is valid for a period ending at the end of the annual meeting of shareholders called to approve the financial accounts of the year ended December 31, 2007.
Seventeenth Resolution
                       Delegation of powers granted to the Board of Directors to increase the Company’s share capital through the issuance of Ordinary Shares, with subscription reserved to the 2004 Business Objects S.A. Employee Benefits Trust under the 2004 International Employee Stock Purchase Plan
      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,
      WHEREAS, this general meeting has reviewed the report of the Board of Directors and the special report of the Statutory Auditors, pursuant to the provisions of articles L.225-129, L.225-129-1 and L.225-138 of the French Commercial Code,
      RESOLVED, to decide the principle of one or several share capital increases up to a maximum nominal amount of 300,000 euros per calendar year (“Special Limit”) through issuances of shares of the Company, subscription to which is reserved to the 2004 Business Objects S.A. Employee Benefits Trust, being stipulated that the total number of shares issued during each calendar year under the sixteenth, the seventeenth, the eighteenth, the nineteenth and the twentieth resolutions of this general meeting shall not exceed, for each concerned calendar year, 3% of the Company’s share capital as of December 31 of the previous calendar year (“General Limit”).
      RESOLVED FURTHER, to waive the preferential rights of the shareholders to subscribe to the Company’s new shares that would be issued by virtue of this resolution, and to reserve the subscription to such new shares to 2004 Business Objects S.A. Employee Benefits Trust,
      RESOLVED FURTHER, that for each subscription period, as defined by the 2004 International Employee Stock Purchase Plan, the subscription price of one share shall be at least equal to 85% of the lowest closing price of the Company’s shares as reported on the market Eurolist by Euronexttm on the first day of the given subscription period and the last day of such offering period, as such prices are published by Euronext Paris S.A. or some other publication that the Board of Directors will deem reliable.
      RESOLVED FURTHER, that to the extent necessary, in the event the Company effects a share capital increase by way of incorporation of reserves, profits or premiums, resulting either in an increase of the nominal value of the shares or in the creation and free allocation of shares, or effects a stock split, a reverse stock split, a combination of shares or a share nominal value split, the Board of Directors is granted full powers to adjust, in order to reflect the change in capitalization, the nominal amount of the Special Limit and the percentage of share capital of the General Limit, authorized by this resolution.
      RESOLVED FURTHER, that the new shares will be subject to all provisions of the Company’s articles of association and will be equivalent to existing shares from the effective date of their issuance, and
      RESOLVED FURTHER, that the Board of Directors is hereby delegated full powers, with the right to delegate to the Chief Executive Officer or, with his agreement, to one or several Deputy Chief Executive Officers, as provided by law, to execute the issuance as well as to defer or stay such a decision to it, and to set the amount of the issuances that will be realized by virtue of this delegation as well as the characteristics of the shares to be issued and, in particular, to fix the subscription price pursuant to the conditions set by this delegation, to fix the dates, time limits, the terms and conditions of the subscription, payment, delivery and right to dividends of the issued shares, and to request, if necessary, the listing of the new shares on the market Eurolist by Euronexttm or another market.
      RESOLVED FURTHER, that the Board of Directors is also hereby granted full powers, with the right to delegate to the Chief Executive Officer or, with his agreement, to one or several Deputy Chief Executive Officers, as provided by law, to note the completion of the share capital increases up to the number of shares actually subscribed, to take, either directly or by proxy, all measures and to carry out all formalities required for the share capital increase and to amend the Company’s articles of association accordingly, and at its own discretion and if it deems necessary, to offset the expenses of the capital increases against the premiums associated with such issuances and to deduct from this amount the sums necessary to increase the statutory reserve to one-tenth of the new share capital following each share capital increase and more generally, to take all necessary measures.
      This delegation is valid for a period of eighteen months following the date of this general meeting, provided that the issuance be executed during the maximum period of eighteen months following the date of this general meeting.
Eighteenth Resolution

Authorization granted to the Board of Directors to grant options to subscribe or to purchase Company Ordinary Shares and approval of the amendments to the 2001 Stock Incentive Plan
      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,
      WHEREAS, this general meeting has reviewed the report of the Board of Directors and the special report of the Statutory Auditors, in accordance with articles L.225-177 through L.225-186 of the French Commercial Code,
      RESOLVED, that the Board of Directors is authorized under the 2001 Stock Incentive Plan to grant, on one or more occasions and in its sole discretion, to employees and eligible directors and officers of the Company and its affiliates pursuant to the meaning given in article L.225-180 of the French Commercial Code, options to subscribe for or purchase Company’s shares for a maximum nominal amount of 300,000 euros per calendar year (“Special Limit”), being stipulated that the total number of issued and outstanding subscription options shall in no event give the right to subscribe to a total number of Company’s shares in excess of one-third of the Company’s share capital, according to article L.225-182 of the French Commercial Code and article 174-17 of the Decree No. 67-236 of March 23, 1967; and moreover that the total number of shares issued during each calendar year under the sixteenth, the seventeenth, the eighteenth, the nineteenth and the twentieth resolutions of this general meeting shall not exceed, for each concerned calendar year, 3% of the Company’s share capital as of December 31 of the previous calendar year (“General Limit”).
      RESOLVED FURTHER, that to the extent necessary, in the event the Company effects a share capital increase by way of incorporation of reserves, profits or premiums, resulting either in an increase of the nominal value of the shares or in the creation and free allocation of shares, or effects a stock split, a reverse stock split, a combination of shares or a share nominal value split, the Board of Directors is granted full powers to adjust, in order to reflect the change in capitalization, the nominal amount of the Special Limit and the percentage of share capital of the General Limit, authorized by this resolution.
      RESOLVED FURTHER, that, in case of options to subscribe shares, the subscription price of one share shall be determined by the Board of Directors on the date of the grant of the option in accordance with the following:

(a) In the case of Incentive Stock Options granted to a U.S. resident beneficiary or subject to the U.S. laws and regulations at the option grant date, who, at the option grant date, owns stock representing more than 10% of the voting rights of all classes of stock of the Company or any affiliates, to the extent such beneficiary is legally authorized to receive option grants, the subscription price per share shall be set in euros and shall not be lower than the higher of the two following prices: (i) 110% of the closing price reported on the market Eurolist by Euronexttm on the last trading day preceding the grant date, or (ii) 100% of the average opening prices reported on such market over the twenty trading days preceding the grant date; as reported by Euronext Paris S.A. or some other publication that the Board of Directors deems reliable.

(b) In the case of an Incentive Stock Option or Non-Statutory Stock Option granted to any beneficiary other than a beneficiary described in paragraph (a) above, the subscription price per share shall be set in euros and shall not be lower than the higher of the two following prices: (i) 100% of the closing price reported on the market Eurolist by Euronexttm on the last trading day preceding the grant date, or (ii) 100% of the average opening prices reported on such market over the twenty trading days preceding the grant date; as reported by Euronext Paris S.A. or some other publication that the Board of Directors will deem reliable.

      RESOLVED FURTHER, that, in case of options to purchase shares, which were repurchased by the Company and held as treasury shares, the purchase price of one share shall be determined by the Board of Directors on the date of the grant of the option in accordance with the following:

(a) In the case of an Incentive Stock Option granted to a U.S. resident beneficiary or subject to the U.S. laws and regulations who, at the option grant date, owns stock representing more than 10% of the voting rights of all classes of stock of the Company or any affiliates, to the extent such beneficiary is legally authorized to receive option grants, the purchase price per share shall be set in euros and shall not be lower than the higher of the three following prices: (i) 110% of the closing price reported on the market Eurolist by Euronexttm on the last trading day preceding the grant date, (ii) 100% of the average purchase price of the treasury shares held by the Company under articles L.225-208 and L.225-209 of the French Commercial Code, according to article L.225-179 of the French Commercial Code or (iii) 100% of the average opening prices reported on such market over the twenty trading days preceding the grant date; as reported by Euronext Paris S.A. or some other publication that the Board of Directors will deem reliable.

(b) In the case of an Incentive Stock Option or Non-Statutory Stock Option granted to any beneficiary other than a beneficiary described in paragraph (a) above, the purchase price per share shall be set in euros and shall not be lower than the higher of the three following prices: (i) 100% of the closing price reported on the market Eurolist by Euronexttm on the last trading day preceding the grant date, (ii) 100% of the average purchase price of the treasury shares held by the Company under articles L.225-208 and L.225-209 of the French Commercial Code, according to article L.225-179 of the French Commercial Code or (iii) 100% of the average opening prices reported on such market over the twenty trading days preceding the grant date; as reported by Euronext Paris S.A. or some other publication that the Board of Directors will deem reliable.

      For purposes of this resolution, “Incentive Stock Option” shall mean an option intended to qualify as an incentive stock option under section 422 of the United States Internal Revenue Code of 1986, as amended, and “Non-Statutory Stock Option” shall mean an option which does not qualify as an Incentive Stock Option.
      RESOLVED FURTHER, that the subscription and purchase price determined in accordance with the conditions set above shall not be amended during the term of the option, except if the Company implements changes in capitalization as defined in article L.225-181 of the French Commercial Code. In this case, the Board of Directors shall adjust the initial conditions to subscribe and repurchase shares, according to the applicable laws and regulations, in order to reflect the change in capitalization, take all required and necessary measures to protect the interest of the option holders, and, as the case may be, decide to suspend the exercise of the options.
      RESOLVED FURTHER, that the term of the options may not exceed seven years from their grant date.
      RESOLVED FURTHER, that the new shares will be subject to all provisions of the Company’s articles of association and will become equivalent to existing shares from the effective date of their issuance, and
      RESOLVED FURTHER, that the Board of Directors is granted all powers to implement this resolution, including the following powers:

•	to draw up the list of option beneficiaries and the number of options granted to each of them, to set the terms and conditions under which the options are granted and exercisable, and set the subscription or purchase price, according to the price setting conditions decided by this resolution and within the limits set by law,

•	to carry out, by itself or through an attorney, all acts and formalities in order to finalize the capital increases that could be carried out pursuant to this resolution, amend the Company’s articles of association accordingly, and in general, carry out all formalities that are necessary to implement this resolution,

•	to limit or prohibit option exercise as well as the sale, the transfer or the conversion into bearer form, of shares acquired upon the exercise of options during certain periods or upon certain events, which the Board of Directors shall determine in its sole discretion,

•	to amend the terms of the 2001 Stock Incentive Plan.

      This authorization entails for the benefit of the holders of stock options, the waiver by the shareholders of their preferential subscription right to the new shares that will be issued as a result of the exercise of the options.
      It voids and replaces the authorization previously approved by the extraordinary general meeting of shareholders of December 11, 2003 in its eighth resolution.
      RESOLVED FURTHER, that this authorization is granted for a period of twenty-four months following the date of this general meeting.
      RESOLVED FURTHER to approve the correlative amendments to the 2001 Stock Incentive Plan.
Nineteenth Resolution
 Delegation of powers granted to the Board of Directors to increase the Company’s share capital through the issuance of Ordinary Shares, with subscription reserved to the Business Objects Employee Benefit Sub-Plan Trust under the 2001 Stock Incentive Sub-Plan and approval of the amendments to the 2001 Stock Incentive Sub-Plan
      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,
      WHEREAS, this general meeting has reviewed the report of the Board of Directors and the special report of the Statutory Auditors, pursuant to the provisions of articles L.225-129, L.225-129-I and L. 225-138 of the French Commercial Code,
      RESOLVED, to decide the principle of one or several Company’s share capital increases up to a maximum nominal amount of 300,000 euros per calendar year through issuances of shares of the Company, subscription to which is reserved to Business Objects Employee Benefit Sub-Plan Trust, provided that the total number of shares issued and/or allocated under the nineteenth and the twentieth resolutions of this general meeting shall not exceed a maximum nominal amount of 250,000 euros (“Special Limit”), and being stipulated that the total number of shares issued during each calendar year under the sixteenth, the seventeenth, the eighteenth, the nineteenth and the twentieth resolutions of this general meeting shall not exceed, for each concerned calendar year, 3% of the Company’s share capital as of December 31 of the previous calendar year (“General Limit”).
      RESOLVED FURTHER, to waive the preferential rights of the shareholders to subscribe to the Company’s new shares that would be issued by virtue of this resolution, and to reserve the subscription to such new shares to Business Objects Employee Benefit Sub-Plan Trust, and
      RESOLVED FURTHER, the subscription price of one share shall be determined by the Board of Directors, with the right to delegate to the Chief Executive Officer or, with his agreement, to one or several Deputy Chief Executive Officers, as provided by law, and shall be at least equal to 100% of the closing price of the Company’s shares as reported on the market Eurolist by Euronexttm on the last trading day preceding the decision of the issuance of the shares, as such prices are published by Euronext Paris S.A. or some other publication that the Board of Directors will deem reliable, and
      RESOLVED FURTHER, that to the extent necessary, in the event the Company effects a share capital increase by way of incorporation of reserves, profits or premiums, resulting either in an increase of the nominal value of the shares or in the creation and free allocation of shares, or effects a stock split, a reverse stock split, a combination of shares or a share nominal value split, the Board of Directors is granted full powers to adjust, in order to reflect the change in capitalization, the nominal amounts of the Special Limit and the percentage of share capital of the General Limit, authorized by this resolution.
      RESOLVED FURTHER, that the new shares will be subject to all provisions of the Company’s articles of association and will become like existing shares from the effective date of their issuance, and
      RESOLVED FURTHER, that the Board of Directors is hereby delegated full powers, with the right to delegate to the Chief Executive Officer or, with his agreement, to one or several Deputy Chief Executive Officers, as provided by law, to execute the issuance as well as to defer or stay such a decision to it, and to set the amount of the issuances that will be realized pursuant to this delegation as well as the characteristics of the shares to be issued and, in particular, to fix the subscription price pursuant to the conditions set by this delegation, to fix the dates, time limits, the terms and conditions of the subscription, payment, delivery and right to dividends of the issued shares, and to request, if necessary, the listing of the new shares on the market Eurolist by Euronexttm or another market.
      RESOLVED FURTHER, that the Board of Directors is also hereby granted full powers, with the right to delegate to the Chief Executive Officer or, with his agreement, to one or several Deputy Chief Executive Officers, as provided by law, to note the completion of the share capital increases up to the number of shares actually subscribed, to take, either directly or by proxy, all measures and to carry out all formalities required for the share capital increase and to amend the Company’s articles of association accordingly, and at its own discretion and if it deems necessary, to offset the expenses of the capital increases against the premiums associated with such issuances and to deduct from this amount the sums necessary to increase the statutory reserve to one-tenth of the new share capital following each share capital increase and more generally, to take all necessary measures.
      This delegation is valid for a period of eighteen months following the date of this general meeting, provided that the issuance be executed during the maximum period of eighteen months following the date of this general meeting.
      RESOLVED FURTHER to approve the correlative amendments to the 2001 Stock Incentive Sub-Plan.
Twentieth Resolution
                       Authorization granted to the Board of Directors to allocate, free of charge, existing Ordinary Shares, or to issue, free of charge, new Ordinary Shares, to the employees and certain officers of the Company and to the employees of the Company’s subsidiaries
      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,
      WHEREAS, this general meeting has reviewed the report of the Board of Directors and the Statutory Auditors’ special report, pursuant to the provisions of articles L.225-197-1 et seq. of the French Commercial Code,
      RESOLVED, that the Board of Directors is hereby authorized to allocate (“Initial Allocation”), free of charge, on one or more occasions, new and/or existing free shares of the Company to the employees and officers of the Company and to the employees of the subsidiaries of the Company as defined by article L. 225-197-2 of the French Commercial Code (together called the “Beneficiaries”), a maximum nominal amount of 300,000 euros per calendar year, being specified that the total number of share allocated under this resolution shall in no event exceed 10% of the Company’s share capital as of the allocation date, according to the article L.225-197 of the French Commercial Code and that the total number of shares issued and/or allocated under the nineteenth and the twentieth resolutions of this general meeting shall not exceed a maximum nominal amount of 250,000 euros (“Special Limit”); and moreover that the total number of shares issued during each calendar year under the sixteenth, the seventeenth, the eighteenth, the nineteenth and the twentieth resolutions of this general meeting shall not exceed for each concerned calendar year 3% of the Company’s share capital as of December 31 of the previous calendar year (“General Limit”).

      RESOLVED FURTHER, that to the extent necessary, in the event the Company effects a share capital increase by way of incorporation of reserves, profits or premiums, resulting either in an increase of the nominal value of the shares or in the creation and free allocation of shares, or effects a stock split, a reverse stock split, a combination of shares or a share nominal value split, the Board of Directors is granted full powers to adjust in order to reflect the change in capitalization, the nominal amounts of the Special Limit and the percentage of share capital of the General Limit, authorized by this resolution.
      RESOLVED to authorize the Board of Directors to increase the Company’s share capital on one or more occasions and in its sole discretion, according to the number of issued share allocated under this authorization.
      RESOLVED, that the allocation of shares to their Beneficiaries will be definitive (“Definitive Allocation”) after a minimum two-year period of acquisition from the date of the Initial Allocation.
      RESOLVED, that the Beneficiaries will have to keep the shares within a minimum two-year period from the date of Definitive Allocation.
      RESOLVED FURTHER, that the Board of Directors is hereby granted full powers, to allocate free shares, determine namely the identity of the Beneficiaries and set the conditions and, at the case may be, the criteria of allocation of shares.
      RESOLVED FURTHER, to waive the preferential subscription rights of the shareholders to subscribe to the Company’s new shares that would be issued pursuant to this authorization, and to waive any right they may have on the existing shares allocated under this authorization.
      RESOLVED FURTHER, that the new shares will be subject to all provisions of the Company’s articles of association and will become equivalent to existing shares from the effective date of their issuance.
      RESOLVED FURTHER, that the Board of Directors is hereby granted full powers, to implement this authorization and namely set the term and conditions of the issuances implemented pursuant to this authorization as well as the characteristics of the allocated shares.
      RESOLVED FURTHER, that the Board of Directors is also hereby granted full powers, to note the completion of the share capital increases up to the number of shares actually subscribed, to take, either directly or by proxy, all measures and to carry out all formalities required for the share capital increase and to amend the Company’s articles of association accordingly, to request, if necessary, the listing of the new shares on the market Eurolist by Euronexttm or another market and more generally to take all necessary measures.
      RESOLVED FURTHER, that, to the extent necessary, the Board of Directors is hereby authorized to adopt any plan and contractual documents setting the terms of the allocation free of charge, of existing shares, or shares to be issued to Beneficiaries and to decide any amendment of this plan and contractual documents.
      This delegation is valid for a period of twenty-four months following the date of this general meeting.
      RESOLVED FURTHER, that this authorization voids and replaces the authorization previously approved by the extraordinary general meeting of shareholders of June 14, 2005 in its fifteenth resolution.
      The Board of Directors shall inform the general meeting of the allocation carried out pursuant to this authorization in accordance with legal requirements, particularly Article L. 225-197-4 of the French Commercial Code.
Twenty-First Resolution
 Delegation of authority granted to the Board of Directors to increase the Company’s share capital, with shareholder preferential subscription rights
      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,
      WHEREAS, this general meeting has reviewed the report of the Board of Directors and the special report of the Statutory Auditors, and has noted that the share capital has been fully paid-up,

      RESOLVED, pursuant to the provisions of articles L.225-129 to L.225-129-6, L.228-91, L.228-92 and L.228-93 of the French Commercial Code, to delegate full authority to the Board of Directors to decide the share capital increase through issuances, with preferential subscription rights, of shares of the Company and/or other securities giving immediate or deferred access to a portion of the Company’s share capital, on one or more occasions, in the amounts and at the times that the Board will determine, in France and/or abroad, either in euros, in a foreign currency, or in any other accounting unit established with reference to a group of currencies, it being specified that the Board of Directors may delegate all powers to the Chief Executive Officer or, with his agreement, to one or several Deputy Chief Executive Officers, as provided by law, as deemed necessary to carry out the share capital increase.
      RESOLVED FURTHER, to delegate full authority to the Board of Directors to issue Company shares or any other securities giving access to the Company share capital, following the issuance of securities giving access to the Company’s share capital by a company in which the Company owns directly or indirectly more than one-half of this company’s share capital.
      RESOLVED FURTHER, that the nominal value of the share capital increases which may be carried out, either immediately or in the future, pursuant to this delegation, shall not exceed 2,000,000 euros or the exchange value of this sum in foreign currencies, being specified that this amount does not take into account any adjustments which may be made in compliance with applicable French laws or regulations, and as the case may be, applicable contractual provisions providing for other cases of adjustments, to preserve the rights of holders of securities giving access to the Company’s share capital.
      RESOLVED FURTHER, that the issuance of preferred shares and securities giving right to acquire preferred shares are hereby excluded from this delegation.
      RESOLVED FURTHER, to delegate its full authority to the Board of Directors to issue securities giving right to acquire Company debt securities.
      RESOLVED FURTHER, that the issued securities giving right to acquire Company shares may be debt securities or be related to debt securities issuance or allow debt securities issuance as intermediary securities.
      RESOLVED FURTHER, that the aggregate nominal value of the securities issued as debt securities giving access to the share capital of the Company may not exceed 450,000,000 euros or the equivalent thereof in the case of issuance in foreign currencies or units of account based on several currencies.
      RESOLVED FURTHER, that the sum paid or to be paid to the Company in consideration for each share issued under this delegation shall be at least equal to the nominal value of the shares at the date of issuance.
      RESOLVED FURTHER, that shareholders may exercise, according to the terms and conditions of the applicable laws and regulations, their legal preferential subscription rights (droit de souscription à titre irréductible). Furthermore, the Board of Directors may grant shareholders the right to subscribe (droit de souscription à titre réductible) to securities in addition to those to which they are entitled by law, in proportion to their legal preferential subscription rights and, in any case, limited to the number of securities requested.
      RESOLVED FURTHER, that the Board of Directors is authorized to take any measure to preserve the rights of holders of securities giving access to the Company’s outstanding share capital as of the capital increase date.
      RESOLVED FURTHER, that the Board of Directors may, in its sole discretion, totally or partially distribute the balance of the share capital increase that would not have been subscribed neither by exercise of the shareholders legal preferential subscription rights nor by exercise of the shareholders additional preferential subscription rights granted by the Board of Director as set above, or totally or partially offer it to the public, or limit the amount of the Company’s share capital increase to the number of subscriptions received provided that such number reached at least three-fourths of the initial Company’s share capital increase, being specified that the Board of Directors may, at its discretion, and in the order it shall deem appropriate, exercise all or part of the rights listed above.

      Pursuant to the provisions of the last paragraph of article L.225-132 of the French Commercial Code, this delegation to issue securities also entails, for the benefit of the holder of such securities, the waiver by the shareholders of their preferential subscription right to subscribe to the new shares underlying these securities.
      RESOLVED FURTHER, that this delegation voids and replaces the delegation previously approved by the extraordinary general meeting of shareholders of June 10, 2004 in its twenty-sixth resolution.
      This delegation is valid for a period of twenty-six months following the date of this general meeting.
Twenty-Second Resolution
 Delegation of authority granted to the Board of Directors to increase the Company’s share capital, without shareholder preferential subscription rights
      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,
      WHEREAS, this general meeting has reviewed the report of the Board of Directors and the special report of the Statutory Auditors, and has noted that the share capital has been fully paid up,
      RESOLVED, pursuant to the provisions of articles L.225-129 to L.225-129-6, L.225-135, L.225-136, L.225-148, L.225-91, L.228-92 and L.228-93 of the French Commercial Code, to delegate full authority to the Board of Directors to decide the share capital increase through issuances, without preferential subscription rights, of shares of the Company and/or other securities giving immediate or deferred access to a portion of the Company’s share capital, on one or more occasions, in the amounts and at the times that the Board will determine, in France and/or abroad, either in euros, in a foreign currency, or in any other accounting unit established with reference to a group of currencies, it being specified that the Board of Directors may delegate all powers to the Chief Executive Officer or, with his agreement, to one or several Deputy Chief Executive Officers, as provided by law, as deemed necessary to carry out the share capital increase.
      RESOLVED FURTHER, to delegate full authority to the Board of Directors to issue Company shares or any other securities giving access to a portion of the Company’s share capital, following the issuance of securities giving access to a portion of the Company’s share capital by a company in which the Company owns directly or indirectly more than one-half of this company’s share capital.
      RESOLVED FURTHER, that the aggregate nominal value of the share capital increases which may be carried out, either immediately or in the future, by virtue of this delegation shall not exceed 2,000,000 euros or the exchange value of this sum in foreign currencies, being specified that with any use of this delegation being imputed to the 2,000,000 euros ceiling set in the twenty-first resolution here above, and that this amount does not take into account any adjustments which may be made in compliance with applicable French laws and regulations, and as the case may be, applicable contractual provisions providing for other cases of adjustments, to preserve the rights of holders of securities giving access to a portion of the Company’s share capital.
      RESOLVED FURTHER, that the issuance of preferred shares and securities giving right to acquire preferred shares are hereby expressly excluded from this delegation.
      RESOLVED FURTHER, to delegate full authority to the Board of Directors to issue securities giving the right to acquire Company’s debt securities.
      RESOLVED FURTHER, that the issued securities giving the right to acquire Company shares may be debt securities or be related to debt securities issuance or allow debt securities issuance as intermediary securities.
      RESOLVED FURTHER, that the aggregate nominal value of the securities issued as debt securities giving access to the share capital of the Company may not exceed 450,000,000 euros or the equivalent thereof in the case of issuance in foreign currencies or units of account based on several currencies, being specified that, this amount shall be included in the total limit for issuances of debt securities giving access to the share capital of the Company, given in the twentieth resolution of this general meeting.

      RESOLVED FURTHER, that the sum paid or to be paid to the Company in consideration for each of the shares issued or to be issued under this delegation, after taking into account, as the case may be, in the case of issuance of unattached warrants of the subscription of shares (and/or where applicable, for the allocation of existing shares), of the issue price for such warrants, will be at least equal to the minimum value set by applicable laws at the time this authorization is used i.e., currently the average opening prices for one Company’s share on the market Eurolist by Euronexttm the three last consecutive trading days preceding the issuance price setting date, that could be reduce by 5%, after, as the case may be, adjustment of this average to take into account the date at which dividends are allocated.
      RESOLVED FURTHER, to waive the shareholders preferential subscription rights to the shares and other securities to be issued under this delegation.
      Pursuant to the provisions of the last paragraph of article L.225-132 of the French Commercial Code, this delegation of the issuance of securities also entails, for the benefit of the holder of such securities, the waiver by the shareholders of their preferential subscription right to subscribe to the new shares underlying these securities.
      The Board of Directors may grant a priority right (droit de priorité) to shareholders, for all or part of the securities issuance, in proportion to the number of shares held by each shareholder, for a period and under terms to be determined by the Board of Directors according to paragraph 2 of the article L.225-135 of the French Commercial Code, being specified that the priority right shall not entail the creation of transferable rights.
      RESOLVED FURTHER, that the Board of Directors could use the present delegation to remunerate the securities tendered into a public exchange offer initiated by the Company, within the limits and according to the conditions set forth by the article L.225-148 of the French Commercial Code.
      RESOLVED FURTHER, that this delegation voids and replaces the delegation previously approved by the extraordinary general meeting of shareholders of June 10, 2004 in its twenty-seventh resolution.
      This delegation is valid for a period of twenty-six months following the date of this general meeting.
Twenty-Third Resolution
                       Authorization granted to the Board of Directors to increase the number of Ordinary Shares to be issued in the event of a Company share capital increase with or without shareholder preferential subscription rights
      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,
      WHEREAS, this general meeting has reviewed the report of the Board of Directors and the special report of the Statutory Auditors,
      RESOLVED, to authorize the Board of Directors in accordance with the provisions of article L. 225-135-1 of the French Commercial Code, with the right delegate to the Chief Executive Officer or, with his agreement, to one or several Deputy Chief Executive Officers, as provided by law, to decide to increase the number of shares to be issued for each of the issuances with or without preferential subscription rights that are decided pursuant to the Twentieth and Twenty-first resolutions that are being submitted to this general meeting, within thirty days of the close of subscription up to the limit of 15% of the initial issue and at the same price as the price used for the initial issuance.
      RESOLVED FURTHER that the aggregate nominal value of the capital increases that may occur pursuant to this resolution will be imputed to the global nominal share capital increase ceiling of 2,000,000 euros set by the twenty-first resolution of this general meeting.
      This authorization is valid for a period of twenty-six months following the date of this general meeting.

Twenty-Fourth Resolution
 Delegation of authority granted to the Board of Directors to increase the Company’s share capital by incorporation of reserves, profits, issuance premiums or any other sum for which capitalization would be authorized
      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,
      WHEREAS, this general meeting has reviewed the report of the Board of Directors and has noted that the share capital of the Company is fully paid-up,
      RESOLVED, according to articles L.225-129 to L.225-129-6 and L.225-130 of the French Commercial Code, to hereby delegate its full authority to the Board of Directors to increase the Company’s share capital, on one or more occasions, in the amounts and at the times determined by the Board of Directors, by way of incorporation of reserves, profits, premiums or any other sum whose capitalization would be authorized into the share capital, or by the way of a combination with the share capital increase subscribed in cash pursuant to the foregoing resolutions, to carry out either by increase in the nominal value of existing shares, or the creation and free allocation of shares, or the combination of these two procedures; it being specified that the Board of Directors may delegate to the Chief Executive Officer or, with his agreement, to one or several Deputy Chief Executive Officers, as provided by law all necessary powers to decide to carry out the share capital increase.
      RESOLVED FURTHER, that the total nominal value of shares issued pursuant to this delegation shall not exceed the limit of 2,000,000 euros, not taking into account any adjustments which may be made in accordance with applicable French laws or regulations, and as the case may be, applicable contractual provisions providing for other cases of adjustments, to preserve the rights of holders of securities. This maximum amount shall be imputed to the 2,000,000 euros global nominal share capital increase ceiling which may be carried out pursuant to the Twenty-first resolution of this general meeting.
      RESOLVED FURTHER, that the rights corresponding to fractional shares shall not be negotiable and the corresponding shares shall be sold. The proceeds of the sale of the fractional shares will be paid to each holder of such fractional rights no later than thirty days after the whole number of new shares have been registered in the name of such holder.
      RESOLVED FURTHER, that this delegation voids and replaces the delegation previously approved by the extraordinary general meeting of shareholders of June 10, 2004 in its twenty-eighth resolution.
      This delegation is valid for a period of twenty-six months following the date of this general meeting.
Twenty-Fifth Resolution

Delegation of powers granted to the Board of Directors to increase the Company’s Share capital to compensate contributions in kind that are made to the Company
      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,
      WHEREAS, this general meeting has reviewed the report of the Board of Directors pursuant to article L.225-147 of the French Commercial Code,
      RESOLVED to delegate to the Board of Directors the necessary powers to increase the share capital, up to the limit of 10% of the share capital at the date of this general meeting, based on the report from the special auditors, in order to compensate contributions in kind that are made to the Company and consist of shares of stock or securities giving access to the share capital, when the provisions of article L.225-148 of the French Commercial Code do not apply.
      RESOLVED FURTHER, that the Board of Directors, shall have full powers to implement this delegation of powers, specifically to rule on the report from the special auditor(s) appointed to assess contributions in kind, to set all the terms and conditions of the authorized transactions and in particular to assess the contributions as well as the granting of any special benefits, as the case may be, to set the number of shares to be issued in compensation of the contributions as well as the effective date of dividend rights, to charge any amount to the contribution premium(s), and in particular those of the costs involved in carrying out the issuances, to ascertain that the share capital increase has occurred and to amend the bylaws accordingly, and more generally to make any useful provisions and enter into any agreements, accomplish any formalities required for admitting the issued shares to trading and to accomplish any required formalities of publication.
      This delegation is valid for a period of twenty-six months following the date of this general meeting.
Twenty — Sixth Resolution
                       Approval of the amendments of the Company’s articles of association to conform them to the new provisions of the French Commercial Code, as amended by French Law No. 2005-842 dated July 26, 2005
      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,
      WHEREAS, this general meeting has reviewed the report of the Board of Directors,
      RESOLVED, to amend the first and second paragraphs of article 11.3 of the Company’s articles of association as follows:
      “The attendance of at least one-half of the directors is required for the validity of the Board deliberations. Subject to limits and exceptions set by the French law, the Board Charter may specify that the directors who attend the Board via video-conference or telecommunications and who allow their identification and warrant their effective participation, shall be considered as present for the calculation of the quorum and the majority, subject to the conditions determined by applicable regulations.”
      “The resolutions of the Board of Directors are taken by a majority vote of the directors, present or represented.”
      RESOLVED, that the rest of article 11.3 remains unchanged.
      RESOLVED, to add a fifth paragraph to article 15.2 of the Company’s articles of association as follows:
      “Moreover, the commitments for the benefit of the Chairman of the Board of Directors, the Chief Executive Officer or the Deputy Chief Executive Officers, taken by the Company or by any affiliates pursuant to the meaning given in article L.233-16 II and III of the French Commercial Code, and corresponding to compensation, indemnification or benefit that could be paid or granted in case of termination or change of position or after such event occurred shall be submitted to the prior authorization of the Board, according to articles L.225-138 and L.225-40 to L.225-42 of the French Commercial Code.”
      RESOLVED, that the rest of article 15.2 remains unchanged.
      RESOLVED, to modify the tenth paragraph of article 18 of the Company’s articles of association as follows:
      “The ordinary general meeting of the shareholders, upon first convening notice, may carry out business validly only if the shareholders present, or represented, hold at least one-fifth of the voting shares. Upon second convening notice, the ordinary general meeting may carry out business validly whatever the number of shareholders present or represented.”
      RESOLVED, to modify the twelfth paragraph of article 18 of the Company’s articles of association as follows:
      “The extraordinary general meeting of the shareholders, upon first convening notice, may carry out business validly only if the shareholders present, or represented, hold at least one-fourth of the voting shares.

Upon second convening notice, the extraordinary general meeting may transact business validly only if the shareholders present or represented hold at least one-fifth of the voting shares.”
      RESOLVED that the rest of the article 18 remains unchanged.
Twenty — Seventh Resolution
      Delegation of authority granted to the Board of Directors to proceed with the issuance of warrants free of charge in the event of a public tender offer/exchange offer for the Company within the framework of a legal reciprocity clause
      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required by law,
      WHEREAS, this general meeting has reviewed the report from the Board of Directors,
      RESOLVED, to delegate to the Board of Directors the authority to issue, on one or more occasions, with the issuance of warrants pursuant to Articles L.233-32 and L.233-33 of the French Commercial Code allowing the subscription, with preferential conditions, on one or more shares, of the Company free of charge to all the shareholders of the Company, and to set the exercise conditions and terms of the warrants.
      The maximum number of warrants which may be issued cannot exceed the number of shares making up the Company’s share capital at the time of the issuance of the warrants.
      The maximum nominal amount of shares which can be issued may not exceed the ceiling of 12,500,000 euros. The ceiling is in addition to the ceiling of 2,000,000 euros set out by the twenty-first, twenty-second, twenty-third and twenty fourth resolutions of this general meeting. These ceilings do not take into account any adjustments which may be made in compliance with applicable French laws or regulations, and as the case may be, applicable contractual provisions providing for other cases of adjustments, to preserve the rights of holders of securities giving access to the Company’s share capital.
      RESOLVED, to delegate to the Board of Directors full powers, with the right to sub-delegate, in accordance with applicable laws, to implement this authorization.
      This delegation is valid for a period of eighteen months following the date of this general meeting.
Twenty — Eight Resolution
      Authorization granted to the Board of Directors in the event of a public tender offer/exchange offer for the Company within the framework of a legal reciprocity clause
      WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,
      WHEREAS, this general meeting has reviewed the report from the Board of Directors and the special report of the Statutory Auditors,
      RESOLVED, to authorize the Board of Directors, in application of article L. 233-33 of the French Commercial Code, if the securities of the company become part of a public offer, to implement the authorization and delegations which has approved them from the sixteenth, seventeenth, eighteenth, nineteenth, twenties, twenty-first, twenty-second, twenty-third, twenty-fourth, twenty-fifth and twenty-seventh resolutions of this meeting.
      RESOLVED, to delegate to the Board of Directors full powers, with the right to sub-delegate, in accordance with applicable laws, to implement this authorization.
      This authorization is valid for a period of eighteen months following the date of this general meeting.

CUT HERE
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ANNEX A
REQUEST FOR INFORMATION FORM
BUSINESS OBJECTS S.A.
Registered office: 157-159 rue Anatole France
92300 Levallois-Perret
R.C.S. Nanterre B 379 821 994

ORDINARY AND EXTRAORDINARY
GENERAL MEETING OF SHAREHOLDERS ON MAY 30, 2006 (1st call)
OR ON JUNE 7, 2007 (2nd call)
REQUEST FOR INFORMATION FORM
      I, the undersigned,                                                         residing at                                                                                 ,
holder of                      American Depositary Shares hereby request the sending of the documents and information concerning the mixed general meeting, as referred to in article 135 of the decree of March 23, 1967 on commercial companies.

Executed in ,
On                                           .

Documents to be returned to:

A-1

ANNEX B
BUSINESS OBJECTS S.A.
AUDIT COMMITTEE CHARTER
Amended as of October 20, 2005
Organization
      This charter governs the operations of the Audit Committee (the “Committee”). The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors of the Company (the “Board”). The Committee shall be appointed by the Board and shall comprise at least three Directors, each of whom is independent of management and the Company under the French law, the rules of the Nasdaq Stock Market, the Securities and Exchange Commission (the “SEC”) and other applicable rules.
      All Committee members shall be financially literate, as required by Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and NASD Rule 4350(d)(2)(A). In particular, the Chairman of the Committee shall have accounting or related financial management expertise and at least one member of the Committee shall be a “financial expert,” as defined by SEC regulations.
      No member of the Committee may receive any compensation from the Company other than directors’ fees.
Statement of Policy
      The Committee shall provide assistance to the Board in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company’s financial statements, and legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the Company’s independent auditors, the internal auditors, management and other employees of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and maintains the power to retain outside counsel, or other experts for this purpose.
Responsibilities and Processes
      The primary responsibility of the Committee is to oversee the Company’s accounting, financial reporting processes and audits of the financial statements on behalf of the Board and report the results of their activities to the Board on at least a quarterly basis. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing those financial statements and for reviewing the Company’s unaudited interim financial statements. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.
      The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

•	The Committee shall have a clear understanding with management and the independent and internal auditors that the independent and internal auditors are ultimately accountable to the Board and the Committee, as representatives of the Company’s shareholders.

•	The Committee shall have sole authority to appoint, retain and terminate the independent auditors, subject, if applicable, to shareholders ratification.

•	The Committee shall have the sole authority and responsibility to evaluate the experience and qualifications of the senior members of the independent and internal audit teams and the quality controls procedures of the independent and internal auditors.

•	The Committee shall, at least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the Company.

•	After reviewing the foregoing report and the independent auditors throughout the year, the Committee shall review annually the performance of the Company’s independent auditors.

•	In addition, the Committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and stock exchange listing standards.

•	The Committee shall discuss with the independent and internal auditors the overall scope and plans for their respective audits including the adequacy of staffing and staffing rotation. Also, the Committee shall discuss with management and the independent and internal auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s system to monitor and manage business risk, and legal and ethical compliance programs.

•	The Committee shall review the Company’s quarterly interim financial statements, semi-annual financial statements, annual financial statements and disclosures, including disclosure controls and procedures, under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management, the independent auditors and internal auditors prior to the filing of these statements to meet the reporting requirements of all government bodies (in France and the United States) that regulate the securities markets where the Company’s equities are publicly traded (including the Quarterly Report on Form 10-Q and Annual Report on Form 10-K).

•	The Committee shall discuss the results of the quarterly review and annual audit and any other matters required to be communicated to the Committee by the independent and internal auditors under generally accepted auditing standards. The Chairman of the Committee may represent the entire Committee for the purposes of this review.

•	The Committee shall review the Company’s general guidelines and processes regarding financial guidance.

•	The Committee shall review and approve in advance the annual budget for independent audit services and review and pre-approve all non-audit services rendered by the Company’s independent auditors. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any member of the Committee to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

•	The Committee shall review an analysis prepared by management and the independent auditors of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including an analysis of the effect of alternate GAAP (French and US) methods on the Company’s financial statements and a description of any transactions as to which management Statement on Auditing Standards No. 50 letters.

•	The Committee shall review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors’ report on management’s assertion.

•	The Committee shall review and approve, subject to Board authorization and shareholders ratification if applicable, all related party transactions. The term “related party transactions” shall refer to transactions required to be disclosed pursuant to articles L.225-38 et seq. of the French Commercial Code and Item 404 of Regulation S-K of the Securities Act of 1933, as amended. The Committee may delegate to the Chairman of the Committee the authority to review and approve, subject to Board authorization and shareholders ratification if applicable, related party transactions that have a value of less than US$100,000; provided that, the terms and conditions applicable to each such related party transaction are within the range of similar transactions the Company regularly enters into. The Chairman of the Committee must report to the full Committee all approved related party transactions at its next scheduled meeting.

•	The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	The Committee shall receive corporate attorneys’ reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

•	The Committee shall prepare a report to be included in the Company’s annual proxy statement, as required by SEC regulations.

•	The Chief Financial Officer is responsible for coordinating the Committee meeting dates and arrangements. The Committee shall meet with the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and other key management of the Company, the independent and internal auditors on at least a quarterly basis before the publication of the quarterly and annual results.

•	At the end of each Committee meeting, the Committee shall meet separately with the independent auditors and/or the internal auditors and without management present, to discuss the results of their examinations.

•	The Chairman of the Committee will be responsible for presenting to the Board a report on the results of the Committee meeting.

•	The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

•	At least once a year, the Committee shall review and evaluate its performance and report such evaluation to the Board.

•	At least once a year, the Committee shall review and evaluate whether it complies with its membership requirements and take corrective action, as necessary.

COMPANY FRENCH SAVING PLAN
As amended on December 21, 2005
Note: English version for information only – no legal value
Business Objects S.A. (“the Company”), a joint-stock company governed by a board of directors, headquartered at 157- 159 Rue Anatole France, 92300 Levallois-Perret, registered with the Company and Trade Registry of Nanterre under number B 379 821 994 and represented by Mr. Stéphane Massas, acting in his capacity as Vice President of European Human Resources,
Has established, under the provisions of Title IV of Volume IV of the Labor Code,
A company savings plan (“the Plan”), intended to permit both current employees and those who have retired or taken early retirement from the Company to build a securities portfolio with Company assistance, subject to the provisions of this Plan Document.
RECITALS
The Plan is intended to give Company employees a stake in its development and growth by purchasing Company shares under preferential conditions and holding them through the Business Objects Actionnariat company investment fund.
Other investment vehicles, including Capi-Equilibre, a diversified company investment fund and Capi-Sécurité, a secure company investment fund, are also available to participants wishing to diversify their investments.
This Plan Document sets forth in particular the terms applicable to the capital increase reserved to Plan participants decided by the Chief Executive Officer on December 15, 2005, hereafter “the Capital Increase” in compliance with the delegation of the Board meeting of November 11, 2005. The Company shares purchased in the scope of this offer will be subscribed to via the Business Objects Relai Mars 2006 company investment fund, then promptly transferred to the Business Objects Actionnariat company investment fund.
This Plan Document supersedes and replaces the Plan Document dated June 21, 2005. This replacement in no way affects the unavailability periods of blocked funds or the tax treatment of sums previously invested by Company employees under the applicable Plan Document.
TITLE I – ENROLLMENT IN THE PLAN
Article 1 –who is eligible
1.1	All Company employees are eligible to join the Plan after having been “legally employed” by the Company for at least three months. “Legally employed”, in accordance with Labor law, means being an employee of the company, without subtracting for periods of suspension of the employment contract for whatever reason.

1.2	Retired Company employees, including those having taken early retirement, who joined the Plan before their departure and remained in the Plan from that date by maintaining their investment, whether partially or totally, in the Plan, may continue to make contributions to the Capi-Sécurité and Capi-Equilibre multi-company funds.

1.3	No voluntary contribution, except for that of an elective profit-sharing distribution payment, may be made as of the date of departure from the Company for any reason other than retirement or early retirement.
Article 2 – Enrollment formalities
Monetary contributions as well as the transfer of Company shares to the Plan entitle an employee to all rights attached to full Plan participation.
2.1 – Optional enrollment
Every Plan beneficiary making a voluntary contribution to the Plan fills in a participation form provided by the Company. Participation is effective from date of deposit of the form with the Human Resources Department of the Company.

2.2 – Automatic enrollment
As the amounts distributed within the scope of the statutory profit-sharing scheme are required to be paid into the Plan under the Company statutory profit-sharing agreement, no formalities for individual participation are therein required.
TITLE II – PLAN CONTRIBUTIONS
Article 3 – Origin of Plan contributions
Contributions can be made to the Plan by:
– The employee’s share of the special reserve of the statutory profit-sharing scheme under the terms of the profit-sharing agreement;
– The voluntary contribution of the elective profit-sharing distribution payment under the terms of the elective profit-sharing agreement;
– Other individual voluntary contributions;
– Company matching contributions, if so granted;
– Company shares resulting from an exercise of options granted under the provisions of Article L. 225-177 or Article L. 225-179 of the Commercial Code;
– The income and investment earnings on Plan assets, as well as the dividend and other tax credits applicable thereto, except certain income and products of the shares resulting from the exercise of the foregoing mentioned options, i.e the dividends, the avoir fiscal and the related tax credit and the cash resulting from the sale of the fractional rights under share capital increases by incorporation of profits, reserves and premiums.
Article 4 – Contribution Methods
4.1 – Statutory profit-sharing
Under the provisions of Article R. 442-10 of the Labor Code, the distribution of the statutory profit-sharing special reserve must be made to its beneficiaries before the first day of the fourth month following the closing of the fiscal year to which the distribution applies. After that date, the Company must calculate and add interest at a rate fixed by law to the profit-sharing payment. The interest must be paid at the same time as the principal and under the same conditions.
     .
4.2 – Voluntary contributions
All Plan beneficiaries as defined under the clause 1.1 herein may make voluntary contributions to the Plan.
The total annual amount of the sums contributed by the Plan participant may not exceed the legal ceiling which, as of the date of this Plan Document, is one-quarter of the participant’s annual gross salary if an employee and one-quarter of the pension amount received per year if the participant is retired or has taken early retirement. Only voluntary contributions, defined as elective profit-sharing distribution amounts, regular and special contributions are taken into consideration for purposes of calculating the maximum annual contribution, not the other means of contribution.
4.2.1 – Elective profit-sharing distribution payment
Under the applicable Company elective profit-sharing agreement, the beneficiary of an elective profit-sharing plan may elect to contribute all or a part of his/her elective profit-sharing distribution payment.
4.2.2 – Regular contributions in the scope of annual savings plan
The employee participant may make voluntary contributions in the scope of an annual savings plan, wherein the participant fixes an annual contribution amount at the time of joining the Plan. The annual contribution amount may be increased or decreased at the beginning of each calendar year, and shall be equal to a minimum of 160.00 euros per year.
Contributions, divided into four parts, are automatically deducted from the employee’s salary the last month of each quarter. Contributions can nonetheless be suspended, increased or decreased in the course of the year, as long as the Human Resources department is notified before the 5th of the month of the relevant suspension, increase or decrease.

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4.2.3 – Special contributions
4.2.3.1 -Independent of any regular contributions, a participant may make special contributions to the Plan.
Special contributions are possible at any time, either by check or by payroll deduction.
4.2.3.2 –If the participant makes a special contribution to the Plan within the scope of the Capital Increase, the amount of this contribution may not exceed:
(i) Either 10% of the gross salary paid to the participant between March 1, 2005 and August 31, 2005, with the additional limitation that the authorized subscription amount is capped under section 423(b)(8) of the United States Internal Revenue Code of 1986, as amended;
(ii) Or the exchange value of 500 “parts” of the Business Objects Relai Mars 2006 fund.
The maximum number of “parts” of the Business Objects Relai Mars 2006 fund to be purchased by the participant, within the limits set forth in (i) and (ii), is then multiplied by the total number of available shares in the scope of the offer and divided by the maximum number of Business Objects Relai Mars 2006 fund “parts” to be purchased by all employees, within the limits set forth in (i) and (ii), and finally rounded down to a whole number.
4.2.4 – Contribution of Company shares resulting from the exercise of options
When the stock option beneficiary consents, subject to the conditions described under Article L. 225-177 or Article L. 225-179 of the Commercial Code, to use the holdings that s/he has under the Plan to exercise options, the resulting shares assigned to the participant are placed in the Plan.
Article 5 — income, dividend and other tax credits
The income and return on amounts placed in the Plan are automatically reinvested therein. The same applies to relevant dividend and other tax credits, for which a refund will be requested from the administration.
Notwithstanding the foregoing provisions, certain incomes or products of shares resulting from the exercise of options in accordance with the Article L 225-177 or Article L225-179 of the Commercial Code will not be reinvested in the Plan and will be paid to their owners. These incomes and products are dividends, the avoir fiscal and any other tax credit, as well as the cash resulting from the sale of the fractional rights under share capital increases by incorporation of profits, reserves and premiums.
TITLE III – ADMINISTRATION OF SUMS AND SHARES TO BE PAID INTO THE PLAN AND PARTICIPANT ASSETS
Article 6 – Investment Vehicles
6.1 – Investment of sums paid into the Plan
Sums paid into the Plan are used to purchase “parts”:
–	Of the Business Objects Actionnariat company investment fund, registered with the French securities and exchange commission (“AMF”) under number 07127, governed by Article L. 214-40 of the Monetary and Financial Code;

–	Of the Capi-Equilibre multi-company fund, registered with the French securities and exchange commission (“AMF”) under number 01538, governed by Article L. 214-39 of the Monetary and Financial Code;

–	Of the Capi-Sécurité multi-company fund, registered with the French securities and exchange commission (“AMF”) under number 03935, governed by Article L. 214-39 of the Monetary and Financial Code;

–	Of the Business Objects Relai Mars 2006 multi-company fund currently in approval stages with the French securities and exchange commission (“AMF”) governed by Article L. 214-40 of the Monetary and Financial Code.
These funds together are referred to as the “Funds” herein.

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The official Fund Document is available to all participants. All participants receive the relevant summary information.
The administration of the funds is provided by:
– Fongépar Gestion Financière, a joint-stock company, headquartered in Paris at 10 Place de Catalogne registered with the Paris Trade Registry under number B451 419 774, as the portfolio management company;
– CDC Finance-CDC Ixis a limited company governed by a board of directors and a monitoring committee, headquartered in Paris26/28 rue Neuve Tolbiac, registered with the Paris Trade Registry under number B 335 128 898, as trustee.
- Fongépar a limited company headquartered in Paris, 10 Place de Catalogne registered with the Paris Trade Registry under number B 692 042 310 as the Plan administrator.
6.2 – Investment of Company shares placed into the Plan
The Company shares deposited into the Plan, as per the paragraph “Contribution of Company shares resulting from the exercise of options” from the “Methods of payment” article herein, are held in the individual securities accounts opened in the name of the participants, hereinafter “individual securities accounts”.
The share custodian is the Bank BNP PARIBAS Securities Services, , a joint-stock company with a capital of 165,279,835 euros, headquartered in Paris at 3 rue d’Antin, 75002 Paris, registered with the Paris Trade Registry under number 552 108 011.
Article 7 – Use of sums paid in and management of participant holdings
7.1 – Statutory profit-sharing plan special reserve
The participant chooses the fund(s) into which his or her statutory profit-sharing distribution is paid from among the Business Objects Relai Mars 2006 fund, Capi-Equilibre and Capi-Sécurité. S/he in particular decides, where applicable, the allocation of the amounts between the various funds. If the administrator is not notified of the participant’s choice, the statutory profit-sharing distribution amount is automatically deposited into Capi-Sécurité.
7.2 – Elective profit-sharing distribution
When a beneficiary decides to invest all or a part of his elective profit-sharing distribution payment into the Plan, s/he chooses the fund(s) among Business Objects Relai Mars 2006, Capi-Equilibre and Capi-Sécurité into which the amounts will be deposited. S/he specifically decides, where applicable, the allocation of the amounts between the various funds. If the administrator is not notified of the participant’s choice, the statutory profit-sharing distribution amount is automatically deposited into Capi-Sécurité.
7.3 – Regular contributions
When a beneficiary decides to regularly contribute to the Plan, s/he may choose the fund(s) from the Capi-Equilibre and Capi-Sécurité funds. S/he specifically decides, where applicable, the allocation of the amounts between the various funds. If the administrator is not notified of the participant’s choice, the statutory profit-sharing distribution amount is automatically deposited into Capi-Sécurité. This assignment remains valid for the duration of the fiscal year.
7.4 – Special contributions
When a beneficiary decides to make a special contribution to the Plan, s/he chooses the fund(s) from among the Capi-Equilibre and Capi-Sécurité funds into which the amounts will be deposited. S/he specifically decides, where applicable, the allocation of the amounts between the various funds. If the administrator is not notified of his/her choice, the statutory profit-sharing distribution amount is automatically deposited into Capi-Sécurité.
Nonetheless, if the participant makes a special contribution to the Plan in the scope of the Capital Increase, s/he may choose the fund(s) from among Business Objects Relai Mars 2006, Capi-Equilibre and Capi-Sécurité into which the amounts will be deposited. S/he specifically decides, where applicable, the allocation of the amounts between the various funds.
7.5 — Arbitrage from one fund to another

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Any bearer of “parts” of any one of the following three funds: Business Objects Actionnariat, Capi-Equilibre and Capi-Sécurité, may request the transfer of all or a part of his/her holdings in a fund to one of the other two funds, or to both, within the following guidelines:
– Arbitrage may be requested at any time. To be processed on the basis of a valuation price, the arbitrage request must be made via the Sesalis website by 4:00 pm at the latest the day before the valuation price is set;
– An arbitration may apply to holdings which are either available or blocked;
– No arbitrage of Business Objects Actionnariat “parts” can be processed if they have not been fully paid;
– No arbitrage of Business Objects Actionnariat “parts” can be processed if the sums paid to purchase these same “parts” were subject to an employer contribution as set forth in Article L. 443-7 of the Labor Code.
7.6 — Income, dividend and other tax credits
For each fund, the income and investment earnings on amounts placed in the funds, in addition to the dividend and other tax credits applicable thereto, are reinvested in the fund
The Company shares held in individual securities accounts, the income, dividends and applicable dividend tax credits are paid to the owners of the shares. Payments in kind (bonus shares or other amounts) are reinvested in the individual stock accounts.
Article 8 –participant assets
A portfolio manager keeps the accounts of Plan participants’ individual invested amounts. Each Plan participant is the holder of an account opened in the books of said portfolio manager. This account is updated upon each contribution or withdrawal.
Plan participants’ assets are expressed:
– In “parts” and, where applicable, in fractions thereof, in the company investment fund or a multi-company fund, with each fund “part” equaling the same value of holdings included in said fund. Each participant is the owner of a number of “parts” and fractions thereof purchased via the sums paid in his or her name;
– in Company shares.
Fongépar a limited company, whose head office is located in Paris at 10 Place de Catalogne, registered with the Paris Trade Registry under number B 692 042 310 serves as the portfolio manager for the Plan regarding the shares of the Company investment funds.
BNP PARIBAS Securities Services, a joint-stock company with a capital of 165,279,835 euros, headquartered in Paris at 3 rue d’Antin, 75002 Paris, registered with the Paris Trade Registry under number 552 108 011 serves as the portfolio manager for the Plan regarding the shares resulting from the exercise of the options.
TITLE IV – UNAVAILABILITY AND PAYMENT
Article 9 – Unavailability of assets and requests for withdrawal
9.1 – Amounts paid into the Plan
Amounts paid into the Plan are unavailable before the expiration of a five-year period, counting from the first day of the fourth month of the fiscal year in which the amounts were paid into the Plan.
The transfer of blocked holdings from one investment vehicle to another within the Plan under the conditions described in the paragraph entitled “Arbitrage from one fund to another” from the article entitled “Use of sums paid in and management of participant holdings “of this Plan Document does not affect the remaining duration of legal unavailability.
The participant may request that the amounts be released before the expiration of the unavailability period under the exceptional circumstances set forth in Article le R. 442-17 of the Labor Code.
As of the date of signature of this Plan Document, such circumstances are defined as the following:
a) Participant’s marriage or signing of a domestic partnership agreement;

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b) Birth of a child or arrival of a child in participant’s household for purposes of adoption when the household already includes two dependent children;
c) Divorce, separation or a dissolution of a domestic partnership agreement when formalized by a court decision assigning sole or shared custody of at least one child to the Plan participant;
d) Disability of participant, one of his/her children, a spouse or the person with whom s/he has entered into a domestic partnership agreement. This disability must fall within the definition provided in sections 2 and 3 of Article L. 341-4 of the Social Security Code and must be recognized by a decision of the Functional Commission on Counseling and Rehabilitation as per Article L. 323-11 or of the Regional Commission on Special Education if the disability rate reaches at least 80% and the person does not exercise any professional activity;
e) Death of the participant, a spouse or of the person with whom s/he has entered into the domestic partnership agreement;
f) Termination of the employment contract if the participant is an employee or termination of the term of office if the participant is a person mentioned in the third paragraph of Article L. 443-1 of the Labor Code;
g) Allocation of saved sums to: the creation or purchase of an industrial, commercial, craft or agricultural firm, by the participant, one of his/her children, a spouse or the person with whom s/he has entered into a domestic partnership agreement, either individually, or in the form of a company, as long as control is in fact exercised as per Article R. 351-43; the setting up of another non-wage-earning professional activity; or the purchase of partnership shares in a cooperative production society;
h) Allocation of saved sums to the purchase of or addition to a primary residence which creates a new livable area as defined in Article R. 111-2 of the Construction and Housing Code, as long as a construction permit or preliminary building declaration exists, or to the repair of the primary residence following damaged sustained in a natural disaster as so classified by ministerial order;
i) Participant’s excessive debt as defined in Article L. 331-2 of the Consumer Code, upon request addressed to the employer’s company savings plan administrator, either by the president of the Commission of Individual Excessive Debt, or by a court, when the release of the amounts held is deemed necessary to the participant’s discharge of debts.
The participant’s request must be made within six months of the event prompting the request, except in the case of employment termination; death of a spouse or the person with whom s/he has entered into a domestic partnership agreement; disability; or excessive debt, which may occur at any time.
9.2 – Company shares contributed to the Plan
Company shares contributed to the Plan, as per paragraph 4.2.4 “Contribution of Company shares resulting from the exercise of options” from Article 4 herein entitled “Payment methods”, are unavailable before the expiration of a five-year period, counting from the date of the stock options exercise.
9.3 – Death of Plan participant
In case of the Plan participant’s death, his/her legal successors may request the liquidation of holdings.
Article 10 – Withdrawal of assets
Following expiration of the holding unavailability period, the participant may choose to request a withdrawal of all or a part of the holdings, or to stay in the Plan and continue to benefit from the advantages offered.
10.1 – Assets invested in the funds
For assets invested in the funds, requests for withdrawal are processed according to the procedures set forth in the fund regulations. In order to be processed on the basis of a valuation price, written requests accompanied by any necessary supporting documents, must be received no later than the day before the setting of the valuation price by the portfolio management company.
Early release of funds shall be made in a single payment of either part or all of the invested amounts, as directed by the employee.
10.2 – Company shares kept in individual stock accounts
For Company shares kept in individual stock accounts, withdrawal requests are sent to the depositary bank and are met by cash payment of the amount of the sale of the shares after deduction of applicable taxes and fees.
Article 11 – Employee departure
When a Plan account holder leaves the Company without asserting his/her rights to released accounts or before the Company is able to liquidate all of participant’s holdings as of the departure date:

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– The participant is furnished with a summary of his/her holdings to be filed in the company savings bankbook, separately listing the available holdings and including all necessary information to liquidate or transfer holdings;
The participant is asked to furnish the address where s/he shall receive the notices relevant to his accounts;
– The participant is informed of the necessary steps to inform the Plan of any change of address.
When the account holder cannot be reached at his/her last known address, the holdings to which s/he has claim are retained by the company savings plan administrator, which shall proceed to liquidate after expiration of the 30 years’ prescription and pay the amount thus obtained to the Treasury Department.
TITLE V – INFORMATION, TAX AND SOCIAL REGIME, FEES
Article 12 – Participant Information
12.1 – How the Plan works
The staff members are informed of the existence and content of this Plan Document which is posted on the “Human Resources” Web site of the Company.
All new hires also receive a copy of this Plan Document.
This Plan Document is furnished to employees upon request.
Any modification to the Plan Document is communicated to all Plan participants and Company employees by being posted on the “Human Resources” Web site of the Company, and, at the case may be, also by sending of a release and/or a note.
A notice distributed to the beneficiaries wherein the nature and details of the offer are explained precedes every Company capital increase reserved to Plan participants.
12.2 – Position of assets, investment methods and miscellaneous information
12.2.1 –Individual account statements
Each participant receives an account statement indicating the breakdown of their assets and their availability date:
–	at the end of the quarter, when account movement has transpired over the course of that same period;

–	at least once a year, on December 31.
12.2.2 — Minitel
Plan participants may use Minitel to consult their individual account(s) and to obtain general information concerning the proposed investment vehicles, regulations and release of funds.
12.2.3 – Voice response system
Plan participants may use voice response system to consult their individual account(s) and to obtain general information concerning the proposed investment vehicles, regulations and release of funds.
12.2.4 — Internet
Plan participants may use the Internet to consult their individual account(s) and to obtain general information concerning the proposed investment vehicles, regulations and release of funds. They may also use the Internet to arbitrate shares or “parts” within the Plan.
12.2.5 – Fund management report
Each “part” holder receives at least once a year a fund management report on the activities of the previous year for each of the funds in which s/he has holdings. This report is first submitted to the approval of the Fund supervisory board

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Article 13 – Tax and social regime
Amounts paid into the Plan stemming from the special reserves for the statutory and elective profit-sharing schemes are not subject to personal income tax. Nor are these sums subject to the levies described in employment and social security legislation. They are, however, subject to the “CSG” (generalized social levy) and “CRDS” (social security debt reduction contribution) charges.
Moreover, under the reinvestment terms set forth in the articles entitled “Origin of Plan contributions” and “Income, dividend and other tax credits” of this Plan Document, the income and returns on amounts invested in the Plan, as well as the dividend and other tax credits applicable thereto are not subject to income tax.
Finally, capital gains on the holdings are not subject to income tax, but are subject to “CSG” (generalized social levy), “CRDS” (social security debt reduction contribution), and other social charges.
Article 14 – Plan administration fees
14.1 – Portfolio management fees
The portfolio management fees for Plan participants’ accounts are paid by the Company.
In case of corporate bankruptcy reorganization or liquidation, the fees will be payable by the participants.
14.2 – Other fees
In order to facilitate the savings of its participants, the Company pays:
–	the fund entry fees, except when due to arbitrage between funds;

–	Service charges, auditor’s fees, and brokerage fees for the Business Objects Actionnariat fund;

–	Custodial fees for Company shares.
Participants pay:
–	the fund entry fees when they are due to arbitrage orders between funds;

–	Service charges, auditor’s fees, and brokerage fees for Capi-Sécurité and Capi-Equilibre.
TITRE V – MISCELLANEOUS PROVISIONS
Article 15 – Conflict resolution
Any participant claim regarding the administration of the Plan should be forwarded to the Company, in writing, setting out the nature of the request. If the claim cannot be settled, the case will be heard before a court of competent jurisdiction.
Article 16 – Entry into effect, duration, modifications and termination of plan
16.1 – Entry into effect and duration of Plan
This Plan Document shall take effect as of the date of signature. They are to apply for the duration of the fiscal year, and can be renewed by tacit agreement by fiscal year periods.
The fiscal year of the Plan begins January 1 and ends December 31. The fiscal year will end December 31 2006 and is therefore, exceptionally, of a shorter duration.
16.2 — Modifications and termination of the Plan
The signatory of this Plan Document may modify or terminate the Plan. Any such decision is recorded through written amendment to the Plan Document. Modifications or termination shall take effect as per the conditions set forth in the amendment.

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ARTICLE 17 – Consultation between labor and management
In conformity with Article L.443-1 of the Labor Code, the Plan Document was submitted to Company labor and management for their input. The Workers’ Council was consulted. The meeting minutes of the Workers’ Council meeting wherein its input was requested is annexed to this Plan Document.
ARTICLE 18 – Final clauses
This Plan Document was concluded on the date cited below, having observed the 15-day minimum waiting period following the Company labor-management consultation required under L.443-1 of the Labor Code. Five original copies of the Plan Document and its annexes shall be, at the Company’s request, immediately deposited with the relevant Regional Labor, Employment and Continuing Education Department to which the Company is assigned.

Executed in Levallois-Perret, December 21, 2005
in ten original copies

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BUSINESS OBJECTS S.A.
2004 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN,
adopted on June 10, 2004
as amended on __, 2006
     The following terms and conditions constitute the provisions of the 2004 International Employee Stock Purchase Plan of Business Objects S.A, as approved by the extraordinary general meetings of shareholders of June 10, 2004 and amended by the Board at its meeting on October 21, 2004, the Shareholders at its meeting on June 14, 2005 and at its meeting on ___2006.
1. Purpose.
     The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to subscribe Shares through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.
2. Definitions.
(A) “Administrator” means the Board or any committee designated by the Board to administer the Plan pursuant to Section 14.
(B) “ADR” shall mean an American Depositary Receipt evidencing American Depositary Shares corresponding to Shares.
(C) “ADS” shall mean an American Depositary Share corresponding to Shares
(D) “Board” shall mean the Board of Directors of Business Objects S.A.
(E) “Code” shall mean the Internal Revenue Code of 1986, as amended.
(F) “Company” shall mean Business Objects S.A., a corporation organized under the laws of the Republic of France.
(G) “Compensation” shall mean all base straight time gross earnings and sales commissions, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.
(H) “Custodian” shall mean Banque BNP Paribas, or any successor or successors thereto.
(I) “Depositary” shall mean the Bank of New York, or any successor or successors thereto.
(J) “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan.
(K) “Employee” shall mean any individual who is an Employee of the Company or a Designated Subsidiary for tax purposes. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or a Designated Subsidiary. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave. The Administrator, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date, determine (on a uniform and nondiscriminatory basis) that the definition of Employee will or will not include an individual if he or she: (1) has not completed at least two years of service since his or her last hire date (or such lesser period of time as may be determined by the Administrator in its discretion), (2) customarily works not more than 20 hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (3) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), or (4) is a highly compensated employee under Section 414(q) of the Code.
(L) “Enrollment Date” shall mean the first day of each Offering Period.
(M) “Exercise Date” shall mean the last day of each Offering Period.
(N) “Fair Market Value” means, as of any date, the closing sale price in euros for one Share (or the closing bid, if no sales were registered) as quoted on Eurolist by Euronext TM as reported in La Tribune, or such other source as the Administrator deems reliable, on the day of determination.
(O) “Offering Period” shall mean a period of approximately six (6) months, commencing on the first Trading Day on or after May 1 and terminating on the first Trading Day on or after the following November 1, or commencing on the first Trading Day on or after

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November 1 and terminating on the first Trading Day on or after the following May 1, at the beginning of which an option may be granted and at the end of which an option may be exercised pursuant to the Plan. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.
(P) “Plan” shall mean this 2004 International Employee Stock Purchase Plan.
(Q) “Shares” shall mean ordinary shares of the Company with a nominal value of €0.10.
(R) “Subscription Price” shall mean an amount no less than 85% of the Fair Market Value of a Share on the Enrollment Date or 85% of the Fair Market Value of a Share on the Exercise Date, whichever is lower, provided the Subscription Price may be adjusted pursuant to Section 19. For countries with currencies denominated in other than the Euro (or tied to the Euro), the local currency equivalent of the Subscription Price will be determined using the actual conversion rate from local currency into Euro on the date the funds are transferred to the 2004 Business Objects S.A. Employee Benefits Trust. This date may or may not be the Exercise Date.
(S) “Reserves” shall mean the maximum number of Shares, which have been authorized for issuance under the Plan pursuant to Section 12 hereof.
(T) “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting rights are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.
(U) “Trading Day” means a day on which the Eurolist by Euronext TM is open for trading.
(V) “Trust” shall mean the trust created by the Company under the Trust Agreement;
(W) “Trust Agreement” shall mean the trust agreement between the Company and the Trustee in favor of each of the Employees, attached hereto as Exhibit C.
(X) “Trustee” shall mean the trustee or trustees of the Trust.
3. Eligibility.
     (A) Any Employee who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date shall be eligible to participate in the Plan, subject to the requirements of Section 5.
     (B) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to subscribe or purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent his or her rights to subscribe or purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company and its Subsidiaries would accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined with reference to the fair market value of the Shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.
4. Offering Periods.
     The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1 and November 1 each year, or on such other date as the Administrator shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Administrator shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.
5. Participation.
     (A) An eligible Employee may become a participant in the Plan by (i) completing a subscription agreement authorizing payroll deductions in the form determined by the Administrator and submitting it to the Company’s or a Designated Subsidiary’s payroll office (or their designee) prior to the applicable Enrollment Date, or (ii) following an electronic or other enrollment procedure prescribed by the Administrator.
     (B) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

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6. Payroll Deductions.
     (A) At the time a participant enrolls in the Plan pursuant to Section 5, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount, together with amounts contributed under the Company’s Plan d’Epargne d’Entreprise (the “Employee Savings Plan”), of no less than 1% and not to exceed ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.
     (B) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. After the last payday in an Offering Period such payroll deductions shall be transferred to the Trust as soon as practicable. Funds may be advanced by a Designated Subsidiary to the Trust, or by the Trust to the Company, as necessary or convenient under any applicable law or regulation. A participant may not make any additional payments into his or her account, either with the Company, a Designated Subsidiary, or the Trust.
     (C) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by (i) properly completing and submitting to the Company’s or Designated Subsidiary’s payroll office (or their designee), on or before a date prescribed by the Administrator prior to an applicable Exercise Date, a new subscription agreement authorizing the change in payroll deduction rate in the form provided by the Administrator for such purpose, or (ii) following an electronic or other procedure prescribed by the Administrator. The Administrator may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company’s or Designated Subsidiary’s receipt of the new subscription agreement unless the Company or Designated Subsidiary elects to process a given change in participation more quickly. A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.
     (D) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(B) hereof, a participant’s payroll deductions may be decreased to 0%. Subject to Section 423(b)(8) of the Code and Section 3(B) hereof, payroll deductions shall recommence at the rate at the rate most recently elected by the participant at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.
     (E) At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Shares issued under the Plan is disposed of, the participant must make adequate provision for the Company’s or Designated Subsidiary’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Shares. At any time, the Company or Designated Subsidiary may, if required by the laws of the country of residence of the participant, withhold from the participant’s compensation the amount necessary for the Company or Designated Subsidiary to meet applicable withholding obligations, including any withholding required to make available to the Company or Designated Subsidiary any tax deductions or benefits attributable to sale or early disposition of Shares by the Employee. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of Shares that a participant may subscribe during each Offering Period. Exercise of the option will occur as provided in Section 8, unless the participant has withdrawn pursuant to Section 10.
7. Grant of Option.
     On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to subscribe on the Exercise Date of such Offering Period (at the applicable Subscription Price) up to a number of Shares (in the form of ADSs) determined by dividing such Employee’s payroll deductions accumulated and transferred to the Trust on or prior to such Exercise Date by the applicable Subscription Price; provided that in no event shall an Employee be permitted to subscribe during each Offering Period more than 500 Shares, subject to adjustment as provided in Section 18 hereof; and provided further, that such subscription shall be subject to the limitations set forth in Sections 3(B) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.
8. Exercise of Option
     (A) With respect to each Exercise Date, the Company shall issue Shares to the Trust in accordance with Section 1.3 of the Trust, sufficient to meet its obligations to participating Employees under the Plan. Unless a participant withdraws from the Plan as provided in Section 10 hereof, notice of exercise of his or her option shall be deemed to have been given by the participant and his or her option for the subscription of Shares (in the form of ADSs) shall be exercised automatically by the Trustee on the Exercise Date, and the maximum number of full shares subject to such option shall be subscribed for such participant by the Trustee at the applicable Subscription Price with the accumulated payroll deductions in his or her account with the Trust. Per Company’s instruction, the Custodian issues the subscribed Shares and delivers them to the Depositary which converts the Shares into ADSs; provided, however, no Shares shall be subscribed which would result in the Employee receiving a fractional ADS; any payroll deductions accumulated in a participant’s account which are not sufficient to subscribe a full ADS shall be retained in the participant’s account for use in the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other funds left over in a participant’s account (whether due to withdrawal by the participant from the Plan pursuant to Section 10, termination of the Plan

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in accordance with Section 19, or otherwise) after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to subscribe ADSs hereunder is exercisable only by him or her.
     (B) Notwithstanding any contrary Plan provision, if the Administrator determines that, on a given Exercise Date, the number of Shares with respect to which options are to be exercised may exceed (i) the number of Shares that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of Shares available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company will make a pro rata allocation of the Shares available for subscription on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to subscribe Shares on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company will make a pro rata allocation of the Shares available for subscription on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to subscribe Shares on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 19. The Company may make pro rata allocation of the Shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date.
9. Delivery
     As promptly as practicable after each Exercise Date on which a subscription of Shares occurs, the Company shall arrange the delivery of ADSs representing the Shares subscribed upon exercise of options by the Trustee for the participating Employees to the Trust.
10. Withdrawal; Termination of Employment
     (A) Under procedures established by the Administrator, a participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by (i) submitting to the Company’s payroll office (or its designee) a written notice of withdrawal in the form prescribed by the Administrator for such purpose, or (ii) following an electronic or other withdrawal procedure prescribed by the Administrator. All of the participant’s payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period will be automatically terminated, and no further payroll deductions for the subscription of ADSs will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant re-enrolls in the Plan in accordance with the provisions of Section 5.
     (B) Upon a participant’s ceasing to be an Employee for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant’s option will be automatically terminated; provided, however, that any payroll deductions held by the Trust in an individual account for an Employee shall be subject to the terms of such Trust. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant’s customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.
     (C) A participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or a Designated Subsidiary or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.
11. Interest
     No interest shall accrue on the payroll deductions of a participant in the Plan.
12. SHARES
     (A) Subject to adjustment upon changes in capitalization of the Company as provided in Section 18, the maximum number of Shares which will be made available for sale under the Plan will be:
     – 700,000 Shares approved at the extraordinary shareholders’ meeting on June 14, 2005. This authorization will expire on December 14, 2006.
     – 3,000,000 Shares Per calendar year, provided, however, that the total number of shares issued during each calendar year pursuant to the sixteenth, the seventeenth, the eighteenth, the nineteenth and the twentieth resolutions of the Company’s shareholders meeting held on ___, 2006 shall not exceed, in any calendar year, 3% of the Company’s share capital as of December 31 of the previous calendar year.

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     Capital increases to meet the Company’s obligations under the Plan shall be determined and approved at extraordinary shareholders’ meetings to be held at the same time as the annual shareholders’ meetings of the Company, as necessary.
     (B) The Board shall, subject to shareholders authorization, from time to time reserve and issue to the Trust a number of Shares sufficient to meet its obligations under the current Offering Period of the Plan. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of Shares then available under the Plan, the Company shall distribute all of the Shares remaining available for subscription under the Plan to the Trust, which shall make an allocation as provided in Section 8(B).
     (C) The participant will have no interest or voting rights in shares covered by his or her option until such option has been exercised.
     (D) ADSs to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse, or in street name to be deposited with a broker.
13. Administration
     The Plan shall be administered by the Board (or a committee thereof) or the board of directors of a participating Subsidiary (or a committee thereof), as the case may be. Such board or committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan with respect to any Employee of such Company or Subsidiary; provided, however, that any such construction, interpretation, application, determination and/or adjudication shall be subject to any terms, constructions, conditions, provisions, interpretations, determinations, adjudications, or decisions as may be adopted or made by the Administrator from time to time. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties.
14. Designation of Beneficiary
     (A) A participant, except for a participant who is an Employee of Business Objects (U.K) Ltd., Business Objects Software Ltd. and any other Designated Subsidiary incorporated in United Kingdom or in Ireland, may file a written designation of a beneficiary who is to receive any ADSs and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such ADSs and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.
     (B) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall cause such ADSs and/or cash to be delivered to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may cause such ADSs and/or cash to be delivered to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
     (C) All beneficiary designations under this Section 14 will be made in such form and manner as the Administrator may prescribe from time to time.
15. Transferability
     Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive ADSs under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.
16. Use of Funds
     All payroll deductions received or held by the Company or Subsidiary under the Plan for its Employees may be used by the Company or such Subsidiary, as the case may be, for any corporate purpose, and the Company or Subsidiary shall not be obligated to segregate such payroll deductions. Notwithstanding the preceding sentence, all payroll deductions transferred to and held by the Trust shall be used solely by the Trust as specified in the Trust Agreement attached hereto as Exhibit C. Until ADSs are issued under the Plan (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a participant will only have the rights of an unsecured creditor with respect to such ADSs.

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17. Reports
     Individual accounts will be maintained for each participating Employee by the Company or the Designated Subsidiary as well as the Trust. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Subscription Price, the number of ADSs subscribed and the remaining cash balance, if any, for the period covered by such statement.
18. Adjustments Upon Changes in Capitalization
     (A) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator will, in such manner as it may deem equitable, adjust the number and class of Shares which may be delivered under the Plan, the Subscription Price per Share and the number of Shares covered by each option under the Plan which has not yet been exercised, and the numerical limits of Sections 7.
     (B) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period and the Plan will terminate immediately prior to the consummation of such proposed action and any and all accumulated payroll deductions will be returned to the participating Employees in accordance with Section 19(A), unless otherwise provided by the Administrator.
     (C) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”) or to cancel each outstanding right to subscribe and refund all sums collected from participants during the Offering Period then in progress. If the Administrator shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to subscribe, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of ordinary shares for each Share held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Shares and the sale of assets or merger.
19. Amendment or Termination
     (A) The Administrator may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19, no such termination can affect options previously granted under the Plan, provided that an Offering Period may be terminated by the Administrator on any Exercise Date if the Administrator determines that the termination or suspension of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 18 and this Section 19, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company will obtain stockholder approval in such a manner and to such a degree as required.
     (B) Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Administrator will be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the subscription of Shares for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

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     (C) In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:
     (i) altering the Subscription Price for any Offering Period including an Offering Period underway at the time of the change in Subscription Price;
     (ii) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Administrator action; and
     (iii) allocating Shares.
Such modifications or amendments will not require stockholder approval or the consent of any Plan participants.
20. Notices.
     All notices or other communications by a participant to the Company or Designated Subsidiary under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company or Designated Subsidiary at the location, or by the person, designated by the Company or Designated Subsidiary for the receipt thereof.
21. Conditions Upon Issuance.
     Neither Shares nor ADSs or ADRs shall be issued with respect to an option unless the exercise of such option and the issuance and delivery of such ADSs or ADRs pursuant thereto, as well as the issuance of shares from the Company to the Trust and the transfer of shares from the Trust to the Employees, shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, French Commercial Code, and the requirements of any stock exchange upon which the Shares or ADSs may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
     As a condition to the exercise of an option, the Company or Trustee may require the person exercising such option to represent and warrant at the time of any such exercise that the ADSs are being subscribed only for investment and without any present intention to sell or distribute such ADSs if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.
22. Term of Plan
     The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect until terminated under Section 19 hereof.
23. Governing Law and Jurisdiction
     This Plan shall be governed by and construed in accordance with the laws of the State of Delaware, except for that body of law pertaining to conflicts of laws.

*

*	*	*

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Exhibit A
BUSINESS OBJECTS S.A.
2004 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN
PARTICIPATION AGREEMENT

___Original Application	Original Enrollment Date:
___Change in Payroll Deduction Rate	Change Notice Date:
1.                                                              hereby elects to participate in the Business Objects S.A. 2004 International Employee Stock Purchase Plan (the “International Employee Stock Purchase Plan”).
2. I hereby authorize the Company or any Designated Subsidiary of which I am an Employee to make payroll deductions from each paycheck in the amount of___% of my Compensation on each payday (together with amounts contributed under the Company’s Employee Savings Plan, no less than 1% and not to exceed 10% during the Offering Period in accordance with the International Employee Stock Purchase Plan. Please note that only whole percentages are permitted.)
3. I understand that said payroll deductions shall be accumulated in order to exercise the option(s) granted to me pursuant to the International Employee Stock Purchase Plan and to purchase ADSs representing Shares at the applicable Purchase Price determined in accordance with the International Employee Stock Purchase Plan. I understand that if I do not elect to withdraw from an Offering Period, any accumulated payroll deductions will be used by the Trustee to automatically exercise my option.
4. I have received a copy of the complete International Employee Stock Purchase Plan. I understand that my participation in the International Employee Stock Purchase Plan is in all respects subject to the terms of the Plan (including, without limitation, the Trust Agreement, which is attached as Exhibit C thereto). I understand that the grant of the option by the Company under this Participation Agreement may be subject to obtaining shareholder approval of the International Employee Stock Purchase Plan, any Exhibit thereto and/or any amendment thereto.
5. ADSs purchased for me under the Employee Stock Purchase Plan should be issued in the name of (Employee Only):
6. I understand that, notwithstanding any other provision of this Participation Agreement or the International Employee Stock Purchase Plan:
     (A) neither the International Employee Stock Purchase Plan nor this Participation Agreement shall form any part of any contract of employment between the Company or any Designated Subsidiary and any Employees of any such company, and it shall not confer on any participant any legal or equitable rights (other than those constituting the Options themselves) against the Company or any Designated Subsidiary, directly or indirectly, or give rise to any cause of action in law or in equity against the Company or any subsidiary;
     (B) the benefits to participants under the Plan shall not form any part of their wages, pay or remuneration or count as wages, pay or remuneration for pension fund or other purposes except if applicable for tax purposes
     (C) in no circumstances shall any Employee on ceasing to hold his or her office or employment by virtue of which he or she is or may be eligible to participate in the International Employee Stock Purchase Plan be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under the Plan, which he might otherwise have enjoyed, whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise.
     (D) the Company expressly retains the right to terminate the International Employee Stock Purchase Plan at any time and that I will have no right to continue to receive option grants under the International Employee Stock Purchase Plan in such event.
7. I understand that I may be subject to taxation as a result of my participation under the International Employee Stock Purchase Plan. I understand that although the basis for taxation may be calculated based upon the fair market value of the Shares at the exercise date, the Shares may/will not be deposited into my broker account on that day for at least 5 business days subsequent to the exercise date. I

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therefore understand that there may be a loss of value between the exercise date and the date Shares are deposited into my broker account., I have consulted any tax advisors in connection with my participation under the International Employee Stock Purchase Plan that I deem advisable, and have not relied on the Company for tax advice.
8. I understand that investment purchasing in Shares purchased under the International Stock Purchase Plan is not a risk free investment and is subject to a risk of loss in whole or part.
9. I hereby agree to be bound by the terms of the International Employee Stock Purchase Plan. The effectiveness of this Participation Agreement is dependent upon my eligibility to participate in the International Employee Stock Purchase Plan.
10. I hereby agree to permit (i) the Company or a Company agent to transfer my tax identification, address and other necessary personal information to a broker selected by the Company for the purpose of opening an International Employee Stock Purchase Plan related brokerage account in my name and ii) a broker selected by company to open said account. I consent to the transfer of the aforementioned personal information to any country as required by Company to administer the International Employee Stock Purchase Plan including, without limitation, the United States.
I UNDERSTAND THAT THIS PARTICIPATION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS I TERMINATE MY PARTICIPATION AS EVIDENCED BY ME SUBMITTING A NEW PARTICIPATION AGREEMENT WITH THIS SO INDICATED.

Employee’s Taxpayer
Identification Number (SS#):

Employer:

Employee’s Address:

Signature of Employee
Date:

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Exhibit B
BUSINESS OBJECTS S.A.
2004 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN
NOTICE OF WITHDRAWAL
The undersigned participant in the Offering Period of the Business Objects S.A. 2004 International Employee Stock Purchase Plan which began on                 (the “Enrollment Date”) hereby notifies the Company or Designated Subsidiary that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company or Designated Subsidiary to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with the Company or Designated Subsidiary with respect to such Offering Period. The undersigned understands and agrees that his or her Option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of ADSs in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company or Designated Subsidiary a new Participation Agreement.

Name and Address of Participant:

Signature:

Date:

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Exhibit C
BUSINESS OBJECTS S.A.
2004 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN
2004 BUSINESS OBJECTS S.A. EMPLOYEE BENEFITS TRUST AGREEMENT
     This declaration of trust and trust agreement (the “Trust Agreement”) is made and entered into this 10th day of June 2004 by and between Business Objects S.A., a corporation organized under the laws of the Republic of France (the “Company”) and Allecon Stock Associates, a corporation organized under the laws of the State of Michigan, United States (the “Trustee”), in favor of each of the Employees. All terms not defined herein will have the meanings ascribed to them in the Company’s 2004 International Employee Stock Purchase Plan (the “Plan”).
RECITALS:
A. The shareholders of the Company formally authorized the Plan on June 10, 2004, pursuant to which the Employees will receive options to purchase ADS of the Company, corresponding to Shares of the Company.
B. On June 10, 2004, the shareholders of the Company also approved the establishment of the 2004 Business Objects S.A. Employee Benefits Trust (the “Trust”) as a fiscal intermediary and paying agent to facilitate implementation of the Plan.
     NOW, THEREFORE, the Company and the Trustee agree as follows:
ARTICLE 0
DEFINITIONS
(A) “ADR” shall mean an American Depositary Receipt evidencing American Depositary Shares corresponding to Shares.
(B) “ADS” shall mean an American Depositary Share corresponding to Shares
(C) “Board” shall mean the Board of Directors of Business Objects S.A.
(D) “Code” shall mean the Internal Revenue Code of 1986, as amended.
(E) “Company” shall mean Business Objects S.A., a corporation organized under the laws of the Republic of France.
(F) “Custodian” shall mean Banque BNP Paribas, or any successor or successors thereto.
(G) “Depositary” shall mean the Bank of New York, or any successor or successors thereto.
(H) “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.
(I) “Employee” shall mean any individual who is an Employee of the Company or a Designated Subsidiary for tax purposes. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or a Designated Subsidiary. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.
(J) “Exercise Date” shall mean the last day of each Offering Period.
(K) “Plan” shall mean this 2004 International Employee Stock Purchase Plan.
(L) “Shares” shall mean ordinary shares with a nominal value of €0.10, of the Company.
(M) “Reserves” shall mean the maximum number of Shares, which have been authorized for issuance under the Plan pursuant to Section 12 hereof.
(N) “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting rights are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

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(O) “Trust” shall mean the trust created by the Company under the Trust Agreement;
ARTICLE I
CREATION AND FUNDING OF TRUST
     I.1 Creation of Trust. The 2004 Business Objects S.A. Employee Benefits Trust (the “Trust”) is hereby created. Company hereby appoints the Trustee, and irrevocably grants, assigns, transfers, conveys and delivers to the Trustee, and the Trustee hereby accepts, any and all property as specified in Section 1.2, in trust for the use and purposes hereinafter stated, and the Trustee agrees to and does hereby accept the foregoing property subject to such Trust.
     I.2 Initial Funding. Concurrently with the execution of this Trust Agreement, the Company is conveying to the Trust twenty-five (25) dollars.
     I.3 Contributions of the Company. From time to time, the Company shall issue Shares (to be transferred by the Custodian to the Depositary which will convert the Shares into ADSs and shall deliver to participating Employees in the form of ADRs or to a broker in the form of ADSs) and/or cash to the Trust in such amounts and at such times as required for the Company to fulfill its obligations under the Plan and this Trust Agreement. Such Share or cash, when contributed to the Trust, shall be used and applied by the Trustee in accordance with the terms of this Trust Agreement.
     I.4 Contributions of Payroll Deductions. From time to time, as required by and in accordance with the terms of the Plan, the Company and/or any of its Subsidiaries shall contribute to the Trust the accumulated payroll deductions of the Employees to be applied towards the exercise of options held by such Employees.
ARTICLE II
EMPLOYEE ACCOUNTS
     II.1 Individual Accounts. The Trustee shall establish and maintain on its books a separate account for each participating Employee. All contributions of payroll deductions pursuant to Section 1.4 by the Company shall be allocated to individual accounts within the Trust on the basis of each Employee’s accumulated payroll deduction for the relevant offering period under the Plan.
     II.2 Application of Funds in Individual Accounts. The cash contributed to the individual accounts shall be applied to exercise the options of the Employees in accordance with the terms of the Plan.
ARTICLE III
DISTRIBUTIONS
     III.1 Distributions of ADS to Employees. The Trustee shall as soon as practicable after the Exercise Date, exercise the options of each Employee in accordance with the terms of the Plan. Accordingly the Custodian shall issue the Shares and deliver them with the Depositary which shall convert the Shares into ADSs and shall deliver ADRs to each Employee, or ADSs to such Employee’s broker.
     III.2 Distributions of Payroll Deductions to the Company. The Trustee shall distribute the payroll deductions contributed pursuant to Section 1.4 to the Company in accordance with the terms of the Plan.
ARTICLE IV
NAME, DURATION AND TERMINATION OF TRUST
     IV.1 Name. This Trust shall be known as the “2004 Business Objects S.A. Employee Benefits Trust.”
     IV.2 Nature. This trust shall be a grantor trust within the meaning of the Code and shall be subject to the claims of the Company’s general creditors, to the extent that the assets of the Trust would be otherwise so subject.
     IV.3 Duration. This Trust shall be revocable and may be revoked by the Company at any time. Unless sooner revoked, it shall terminate at the earlier of: (a) twenty (20) years from the effective date of the Plan, or (b) upon the termination of the Plan and the satisfaction of all obligations thereunder.
     IV.4 Distributions by Trustee on Termination. Upon termination of the Trust, the Trustee shall distribute or apply any cash contributed pursuant to Section 1.3 to the Company, and any cash contributed pursuant to Section 1.4 in the individual accounts to the appropriate Employees; provided, however, that the Trustee may, but only on the advice of counsel, retain a

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reasonable sum for payment of or to provide for all known claims against and expenses of the Trust and the Trustee, but only from contributions made pursuant to Section 1.3.
ARTICLE V
PURPOSE OF TRUST AND LIMITATIONS OF TRUSTEE
     The sole purpose of this Trust is for use in the administration of the Plan. The Trust shall not be nor have the power to be an organization having as a purpose the carrying on of any trade or business. This Trust Agreement is not intended to create and shall not be interpreted as creating an association, partnership, joint venture or any other entity formed to conduct trade or business.
ARTICLE VI
POWERS OF THE TRUSTEE
     VI.1 General Powers. In addition to such powers as may from time to time be granted to the Trustee, the Trustee may take all such actions and is hereby granted such powers as may appear necessary or proper to comply with the laws of the appropriate jurisdictions and to effectuate and carry out the terms and purposes of the Trust Agreement. The Trustee shall hold legal and equitable title to all assets at any time constituting a part of the Trust and shall hold such assets in Trust to be administered and disposed of by the Trustee pursuant to the terms of this Trust Agreement for the benefit of the Employees or the Company as the case may be.
     VI.2 Specific Powers Exercisable by Trustee. The Trustee shall have the following specific powers, and the enumeration of such powers shall not be considered in any way to limit or control the power of the Trustee to act as specifically authorized in any other section or provision of this Trust Agreement:
          (A) To sell or otherwise dispose of any of the Trust Assets in exchange for the fair market value thereof.
          (B) To prosecute or defend litigation (in the name of the Trust, the beneficiaries, or otherwise) and to pay, discharge or otherwise satisfy claims, liabilities, and expenses and to pay all expenses incurred in connection therewith, to carry such insurance, as the Trustee shall determine, to protect the Trust and the Trustee from liability.
          (C) To invest any cash not yet available for distribution in accordance with the terms of this Trust Agreement in demand and time deposits in banks or savings institutions, short-term certificates of deposit, treasury bills, or money market account instruments. Any interest earned from such investments shall be applied towards payment of the Trustee’s compensation (determined pursuant to Section 9.1) or other expenses of the Trust. Notwithstanding the preceding sentence, if such interest is in excess of the amount required to compensate the Trustee or to pay any other expenses of the Trust, such excess shall be distributed to the Company.
          (D) While serving as Trustee to engage legal counsel for the benefit of the Trustee. The Company, however, shall be obligated to pay the fees and expenses of such counsel. In addition, the Trustee may engage such other consultants as the Trustee shall see fit to assist in the administration of the Trust, and such consultant’s fees shall also be the obligation of the Company.
ARTICLE VII
AMENDMENT OF TRUST AGREEMENT
     This Trust Agreement may be amended at any time and to any extent by a written instrument executed by the Trustee and the Company.
ARTICLE VIII
ACCEPTANCE BY TRUSTEE
     VIII.1 Acceptance of Appointment. The Trustee hereby accepts its appointment made in this Trust Agreement subject to the conditions enumerated below and agrees to act as Trustee pursuant to the terms hereof.
          (A) The Trustee shall in no case or event be liable for any damage caused by the exercise of its discretion as authorized in this Trust Agreement in any particular manner, or for any other reason, except gross negligence or willful misconduct, nor shall the Trustee be liable or responsible for forgeries or false impersonation. .
          (B) If any controversy arises between the parties hereto or with any third person with respect to the subject matter of the Trust or its terms or conditions, the Trustee shall not be required to determine the same or take any action in the

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premises, but may await the settlement of any such controversy by final appropriate legal proceedings or otherwise as the Trustee may reasonably require.
          (C) The Trustee may utilize or be reimbursed only from the Trust assets contributed pursuant to Section 1.3 (to the extent that it is not directly paid by the Company) with respect to all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, or as attorneys’ fees and expenses) reasonably incurred by the Trustee in connection with the defense or disposition of any action, suit or other proceeding in which the Trustee may be involved or with which the Trustee may be threatened by reason of its being or having been a Trustee pursuant to this Trust Agreement, except with respect to any matter as to which the Trustee shall have been adjudicated to have acted in bad faith or with willful misfeasance, reckless disregard of its duties or gross negligence.
          (D) Notwithstanding any other provision of this Trust Agreement, the Trustee’s responsibility for payment of or provision for any claims against or liabilities or expenses of the Trust or the Trustee shall be limited to the property and assets in the Trust and shall be dischargeable only therefrom.
ARTICLE IX
TRUSTEE’S EXPENSES
     9.1 Trustee Compensation. The Trustee shall be entitled to such reasonable compensation for its services as shall be agreed upon in writing by the Company and the Trustee. To the extent the compensation and expenses of the Trustee are not paid directly by the Company, they shall be paid by the Trust pursuant to Section 6.2(c) or out of assets contributed pursuant to Section 1.3, or a combination thereof. Notwithstanding the preceding two sentences or any other provision of this Trust Agreement, if the Trustee is an Employee he or she shall receive no additional compensation for service as Trustee.
ARTICLE X
RESIGNATION AND REMOVAL OF TRUSTEE
     X.1 Trustee Resignation. The Trustee shall have the right to resign at any time upon fifteen (15) days written notice to the Company. Upon such resignation, the Company shall appoint a successor Trustee.
     X.2 Removal of Trustee. A Trustee may be removed and its duties terminated at any time, and its successor appointed, by the Company.
ARTICLE XI
GOVERNING LAW
     The Trust has been accepted by the Trustee and will be administered in the State of California, and its validity, construction and all rights hereunder, and the validity and construction of this Trust shall be governed by the laws of that State.
     All matters affecting the title, ownership and transferability of any security, whether created or held hereunder, shall be governed by all applicable federal, state, foreign securities laws.
ARTICLE XII
SEVERABILITY
     In the event any provision of this Trust Agreement or the application thereof to any person or circumstance shall be finally determined to be invalid or unenforceable to any extent, the remainder of this Trust Agreement , or the application of such provision to persons or circumstances other than those as to which it is determined to be invalid or unenforceable, shall not be affected thereby, and each provision of this Trust shall be valid and enforced to the fullest extent permitted by law.

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ARTICLE XIII
COUNTERPARTS
     This Trust Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.
     IN WITNESS WHEREOF, the Company and the Trustee have executed this Trust Agreement on the day and year hereinabove first written.

“Company”	Business Objects S.A., a corporation organized under the laws of the Republic of France

By: Bernard Liautaud
President and Chief Executive Officer

“Trustee”	Allecon Stock Associates, a corporation organized under the laws of the State of Michigan, United States

By: James Mc Bride
President

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BUSINESS OBJECTS S.A.
2001 STOCK INCENTIVE PLAN
Adopted on February 6, 2001 and amended on August 26, 2003, on December 11, 2003, on June 10, 2004,
on August 20, 2004 , on August 12, 2005, on October 20, 2005 and on _, 2006
     UNOFFICIAL TRANSLATION INTO ENGLISH FOR CONVENIENCE PURPOSES
     In conformity with the provisions of Articles L 225-177 et. seq. of the Law as defined herein, Business Objects S.A. adopted a plan for the grant to Beneficiaries (defined below) of options giving right by exercise to subscribe newly-issued shares of the Company or purchase existing shares of the Company. In furtherance of such decision the board of directors has adopted the Business Objects S.A. 2001 Stock Option Plan which was approved by the shareholders of the Company on February 6, 2001.
     Minor amendments to the Plan were made in connection with the adoption of the Subsidiary Stock Incentive Sub-Plan which were approved by the shareholders of the Company on June 10, 2004, including renaming the Plan as the “2001 Stock Incentive Plan.”
     The terms and conditions of the Plan are set out below.
1. PURPOSES OF THE PLAN
     The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Beneficiaries and to promote the success of the Company’s business.
     Options granted under the Plan to U.S. Beneficiaries are intended to be Incentive Stock Options or Non-Statutory Stock Options, as determined by the Administrator at the time of grant of an Option, and shall comply in all respects with Applicable U.S. Laws in order that they may benefit from available fiscal advantages.
2. DEFINITIONS
     As used herein, the following definitions shall apply:
     (a) “Share” means an ordinary share of the Company.
     (b) “Director” means a member of the Board.
     (c) “ADR” means an American Depositary Receipt evidencing an American Depositary Share corresponding to one Share.
     (d) “Shareholder Authorization” means the authorization given by the shareholders of the Company in an extraordinary general meeting held on February 6, 2001 permitting the Board to grant Options.
     (e) “Optionee” means a Beneficiary who holds at least one outstanding Option.
     (f) “Change in Control” shall mean, and shall be deemed to have occurred if:
          (i) any person or entity, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the

Company, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities, or
          (ii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or
          (iii) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of related transactions) all or substantially all of the Company’s assets to an entity other than an Affiliated Company.
     (g) “Code” means the United States Internal Revenue Code of 1986, as amended.
     (h) “Board” means the board of directors of the Company.
     (i) “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.
     (j) “Notice of Grant” means a written notice evidencing certain terms and conditions of an individual Option grant, subject to the terms and conditions of the Plan. The Notice of Grant is part of the Option Agreement.
     (k) “Beneficiary” means the Chairman of the Board (Président du Conseil d’administration), the Managing director (Directeur général), the Deputy managing directors (Directeurs Généraux Délégués), and any Officers or other person employed by the Company or any Affiliated Company. Neither service as a Director nor payment of a director’s fee by the Company or an Affiliated Company shall be sufficient to constitute “employment” by the Company or an Affiliated Company.
     (l) “U.S. Beneficiary” means a Beneficiary of the Company or an Affiliated Company residing in the United States or otherwise subject to United States’ laws and regulations.
     (m) “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
     (n) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.
     (o) “Administrator” means the Board, as shall administer the Plan in accordance with Section 4 of the Plan, it being specified that pursuant to Article 11.3 of the by-laws of the Company, any board member who is eligible to receive Options is prohibited from voting on decisions to grant Options if such board member is the Beneficiary of such Options;
     (p) “Disability” means total and permanent disability.
     (q) “Incentive Stock Option” means any option granted only to U.S. Beneficiaries that intends to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (r) “Law” means the French Commercial Code.
     (s) “Applicable U.S. Laws” means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code in force in the United States of America.
     (t) “Non-statutory Stock Option” means an Option which does not qualify as an Incentive Stock Option.
     (u) “Officer” means a Beneficiary who is an officer of an Affiliated Company, which is not incorporated under laws of France, within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
     (v) “Option” means a stock option granted pursuant to the Plan as adjusted from time to time in accordance with Section 11 of the Plan.
     (w) “Plan” means this 2001 Stock Incentive Plan, as amended from time to time.
     (x) “Option Exchange Program” means a program whereby outstanding Options are surrendered in exchange for options with a lower exercise price.
     (y) “Continuous Status as a Beneficiary” means that the employment relationship with the Company or any Affiliated Company is not interrupted or terminated. Continuous Status as a Beneficiary shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company or any Affiliated Company, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave. For purposes of U.S. Beneficiaries and Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by a U.S. Beneficiary shall cease to be treated as an Incentive Stock Option and shall be treated for U.S. tax purposes as a Non-statutory Stock Option.
     (z) “Company” means Business Objects S.A., a corporation organized under the laws of the Republic of France.
     (aa) “Affiliated Company” means a company related to the Company in accordance with the provisions set forth in L 225-180 of the Law. As a reminder, as of the day of the adoption of the Plan:
–	companies of which at least one tenth (1/10) of the share capital or voting rights is held directly or indirectly by the Company;

–	companies which own directly or indirectly at least one tenth (1/10) of the share capital or voting rights of the Company; and

–	companies of which at least fifty percent (50%) of the share capital or voting rights is held directly or indirectly by a company which owns directly or indirectly at least fifty percent (50%) of the share capital or voting rights of the Company.
     (bb) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.
     (cc) “Fair Market Value” The Fair Market Value shall be the closing sale price in euros for such Share (or the closing bid, if no sales were reported) as quoted on the Eurolist by Euronext TM or on such other Regulated Market on which the Shares are traded, on the last market trading day prior to the day of grant, as reported by Euronext Paris S.A., or such other source as the Administrator deems reliable. For the purpose of calculation under Section 5.1 of the Plan, Fair Market Value shall be also the closing price (as determined here above) for a share subject to an Incentive Stock Option;
     (dd) “Regulated Market” shall mean, as of any date, a stock exchange or system on which the Shares are traded which is a regulated market (“marché règlementé”) under Article L. 421-1 of the French Monetary and Financial Code.
     (ee) “Election” shall mean agreement regarding the United Kingdom National Insurance Liability.
     (ff) “Notification Date” shall mean the date at which the Company notifies to the Optionees through its local representative the Option Agreement and, as the case may be, its exhibits, Election, acceptance form, information form and any other exhibit or form attached to the Option Agreement.
3. STOCK SUBJECT TO THE PLAN AND THE SUBSIDIARY STOCK INCENTIVE SUB-PLAN
     Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and issued under the Plan is 3,000,000 Shares per calendar year, being provided, however, that the total number of Shares issued during each calendar year under the sixteenth, the seventeenth, the eighteenth, the nineteenth and the twentieth resolutions of the Company’s shareholders meeting held on___, 2006, shall not exceed, for each concerned calendar year, 3% of the Company’s share capital as of December 31 of the previous calendar year. This authorization is valid for 24 months and [will] expire on ___, 2006.
     Notwithstanding the above, and pursuant to the Law, options issued and outstanding under all option plans of the Company may not give the right to subscribe to a total number of Company’ shares in excess of one-third of the Company’s share capital.
     If an Option should expire or become unexercisable for any reason, the unsubscribed or unpurchased Share which was subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.
     The pool of share mentioned above shall not be used for the purposed and under the Subsidiary Stock Incentive Sub-Plan.
4. ADMINISTRATION OF THE PLAN
4.1 Procedure. The Plan shall be administered by the Administrator.
4.2 Powers of the Administrator. Subject to the provisions of the Law, the Shareholder Authorization, the Plan and U.S. Applicable Laws, the Administrator shall have the authority, in its discretion:
—	to determine the Fair Market Value of the Shares, in accordance with Section 2(cc) of the Plan;

—	to select the Beneficiaries to whom Options may be granted hereunder;

—	to determine whether and to what extent Options are granted hereunder;

—	to determine the number of Shares to be covered by each Option granted hereunder;

—	to approve forms of agreement for use under the Plan, if any;

—	to determine the terms and conditions, not inconsistent with the terms and conditions of the Plan, of any Options granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;
—	to construe and interpret the terms of the Plan and Options granted pursuant to the Plan;

—	to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans to the Plan established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

—	to modify or amend the conditions and terms of each Option (subject to Section 13.3 of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

—	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

—	to decide and institute an Option Exchange Program subject to the express approval of the Shareholders;

—	to determine the terms and restrictions applicable to Options, including without limitation to limit or prohibit the exercise of an Option as well as the sale or conversion into bearer form of Shares acquired pursuant to the exercise of an Option, during certain periods or upon certain events which the Administrator shall determine in its sole discretion; and

—	to make all other determinations deemed necessary or advisable for administering the Plan.
4.3 Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees, subject to the provisions of Article 13.3 of the Plan.
5. LIMITATIONS
5.1 In the case of U.S. Beneficiaries, each Option shall be designated in the Notice of Grant either as an Incentive Stock Option or as a Non-Statutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value:
          (i) of shares subject to an Optionee’s Incentive Stock Options granted by the Company or any Affiliated Company, which
          (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Affiliated Company)
exceeds $100,000, such excess options shall be treated as Non-statutory Stock Options. For purposes of this Section 5.1, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value shall be determined as of the time of the grant.
5.2 Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee’s employment with the Company or any Affiliated Company, nor shall they interfere in any way with the Optionee’s right or the Company’s or Affiliated Company’s right, as the case may be, to terminate such employment at any time, with or without cause.
5.3 The following limitations shall apply to grants of Options to Beneficiaries:
          (i) No Beneficiary shall be granted, in any fiscal year of the Company, Options to subscribe or purchase more than 225,000 Shares.
          (ii) Notwithstanding the foregoing, the Company may also make additional grants of up to 450,000 Shares to newly-hired Beneficiaries.

          (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 11.
          (iv) No Options may be granted to a shareholder who holds more than 10% of the Company’s share capital at the time of grant.
5.4 Each Option granted under the Plan in respect of UK Beneficiaries, who are subject to UK Income Tax and Social Security withholding, shall only be granted provided that the Beneficiary enters into an Election with the Company or any Affiliated Company. The Election shall be in such form and contain such provision as the Board shall from time to time approved and as shall have been agreed with the Board of the Inland Revenue.
5.5 Other than as expressly provided hereunder, including Section 2(k) above, no member of the Board of Directors shall be eligible, in this sole position, to receive an Option under the Plan.
6. TERM OF PLAN
     The Plan is effective and Options may be granted as of February 6, 2001 the date of the Plan’s adoption by the shareholders for the purpose of certain local laws. It shall continue in effect until terminated under Section 13 of the Plan.
7. TERM OF OPTION
     The term of each Option shall be stated in the Notice of Grant, as seven (7) years from the date of grant in accordance with the Shareholder Authorization. Notwithstanding the foregoing, Options granted to Beneficiaries of the United Kingdom Affiliated Company or Beneficiaries who are otherwise residents of the United Kingdom or who are subject to the laws of the United Kingdom and Options granted to Beneficiaries of the Ireland Affiliated Company or Beneficiaries who are otherwise residents of Ireland or who are subject to the laws of Ireland shall have a term of seven (7) years less one (1) day from the day of grant.
8. OPTION EXERCISE PRICE AND CONSIDERATION
8.1 Exercise Price
In the case of an Option to subscribe to new shares, the subscription price of one share shall be determined by the Board of Directors on the date of the grant of the option in accordance with the following:
(a)	In the case of Incentive Stock Options granted to a U.S. resident beneficiary or subject to the U.S. laws and regulations at the option grant date, who owns stock representing more than 10% of the voting rights of all classes of stock of the Company or any affiliates, to the extent such beneficiary is legally authorized to receive option grants, the subscription price per share shall be set in euros and shall not be lower than the higher of the two following prices: (i) 110% of the closing price reported on the market Eurolist by EuronextTM on the last trading day preceding the grant date, or (ii) 100% of the average opening prices reported on such market over the twenty trading days preceding the grant date; as reported by Euronext Paris S.A. or some other publication that the Board of Directors deems reliable.

(b)	In the case of an Incentive Stock Option or Non-Statutory Stock Option granted to any beneficiary other than a beneficiary described in paragraph (a) above, the subscription price per share shall be set in euros and shall not be lower than the higher of the two following prices: (i) 100% of the closing price reported on the market Eurolist by EuronextTM on the last trading day preceding the grant date, or (ii) 100% of the average opening prices reported on such market over the twenty trading days preceding the grant date; as reported by Euronext Paris S.A. or some other publication that the Board of Directors will deem reliable.
In case of options to purchase shares, which were repurchased by the Company and held as treasury shares, the purchase price of one share shall be determined by the Board of Directors on the date of the grant of the option in accordance with the following:
(a)	In the case of an Incentive Stock Option granted to a U.S. resident beneficiary or subject to the U.S. laws and regulations who, at the option grant date, owns stock representing more than 10% of the voting rights of all classes of stock of the Company or any affiliates, to the extent such beneficiary is legally authorized to receive option grants, the purchase price per share shall be set in euros and shall not be lower than the higher of the three following prices: (i) 110% of the closing price reported on the market Eurolist by EuronextTM on the last trading day preceding the grant date, (ii) 100% of the average purchase price of the treasury shares held by the Company under articles L.225-208 and L.225-209 of the French Commercial Code, according to article L.225-179 of the French Commercial Code or (iii) 100% of the average opening prices reported on such market over the twenty trading days preceding the grant date; as reported by Euronext Paris S.A. or some other publication that the Board of Directors will deem reliable.

(b)	In the case of an Incentive Stock Option or Non-Statutory Stock Option granted to any beneficiary other than a beneficiary described in paragraph (a) above, the purchase price per share shall be set in euros and shall not be lower than the higher of the three following price: (i) 100% of the closing price reported on the market Eurolist by EuronextTM on the last trading day preceding the grant date, (ii) 100% of the average purchase price of the treasury shares held by the Company under articles L.225-208 and L.225-209 of the French Commercial Code, according to article L.225-179 of the French Commercial Code or (iii) 100% of the average opening prices reported on such market over the twenty trading days preceding the grant date; as reported by Euronext Paris S.A. or some other publication that the Board of Directors will deem reliable.
8.2 Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.
8.3 Form of Consideration. The consideration to be paid for the Shares upon exercise of Options, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and shall consist entirely of an amount in Euros corresponding to the exercise price which may be paid namely by:
—	wire transfer;

—	check;

—	delivery of a properly executed notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

—	proceeds from the resale of shares in case of cash-less exercise; or

—	any combination of the foregoing methods of payment.

9. EXERCISE OF OPTION
9.1	Procedure for Exercise; Rights as a Shareholder

Any Option granted hereunder shall be exercisable,
          (i) subject to the signature by the Optionee of his/her Option Agreement and, as the case may be, its exhibits, Election, acceptance form, information form and any other exhibit or form attached to the Option Agreement on or before the 90th day from the Notification Date.
          (ii) according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.
     An Option may not be exercised for a fraction of a Share.
     An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) together with a share subscription or purchase form (bulletin d’achat ou de souscription) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse.
     Upon exercise of any Option in accordance herewith, the Shares issued to the Optionee shall be assimilated with all other Shares of the Company and shall be entitled to dividends for the fiscal year in course during which the Option is exercised.
     Granting of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available for purposes of the Plan, by the number of Shares as to which the Option is outstanding.
9.2 Termination of Employment. Upon termination of an Optionee’s Continuous Status as a Beneficiary during the term of the Option, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for ninety (90) days following the Optionee’s termination of Continuous Status as a Beneficiary. In the case of an Incentive Stock Option, such period of time shall not exceed ninety (90) days from the date of termination. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
9.3 Disability of Optionee. In the event that an Optionee’s Continuous Status as a Beneficiary terminates, during the term of the Option, as a result of the Optionee’s Disability, the Optionee may exercise his or her Option at any time within six (6) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercised portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
9.4 Death of Optionee. In the event of the death of an Optionee during the term of the Option, the Option may be exercised at any time within six (6) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the

Optionee was entitled to exercise the Option at the date of death (and in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercised portion of the Option shall immediately revert to the Plan. If, after death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
10. NON-TRANSFERABILITY OF OPTIONS AND SHARES
     An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.
     The Administrator may restrict the right of an Optionee to sell, convert into bearer form, or otherwise dispose of the Shares acquired upon exercise of the Option. In accordance with the Law, such restriction may not exceed three (3) years from the exercise date.
11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE
11.1 Changes in capitalization. In the event of the carrying out by the Company of any of the financial operations pursuant to Article L 225-181 of the Law such as:
—	issuance of shares to be subscribed for in cash offered exclusively to the shareholders,

—	capitalization of reserves, profits, issuance premiums and distribution of free shares,

—	issuance of bonds convertible or exchangeable into shares offered exclusively to shareholders,

—	distribution of reserves in cash or portfolio securities,

—	capital reduction motivated by losses, and

—	repurchase of its own Shares at a price higher than market value, pursuant to Article 174-9A of the decree no. 67-236 of March 23, 1967, the Administrator shall, in accordance with the conditions provided for in Articles 174-8 et seq. of the decree no. 67-236 of March 23, 1967 concerning commercial companies, effect an adjustment of the number and the price of the Shares subject to Option grants.
     The number of Shares which have been authorized for issuance under the Plan as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option shall be proportionately adjusted in the event the Company effects a share capital increase by way of incorporation of reserves, premiums or profits, resulting either in an increase of the nominal value of the shares or in a free allocation of shares, or effects a reverse or forward stock split or a combination of shares.
11.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to which the Option would not otherwise be exercisable. The possibility to exercise Options will be notified by the Administrator to the Beneficiary. Such notification shall provide the Beneficiary with information regarding the dissolution or liquidation process.
11.3 Change in Control. In the event of a Change in Control of the Company, each outstanding Option shall be assumed or an equivalent option or right shall be granted by the successor corporation or an affiliated company of the successor corporation. The Administrator may, in lieu of such assumption or new grant, provide for the Optionee the right to exercise the Option as to the corresponding Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or new grant in the event of a Change in Control, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the Change in Control, the Participant receives, with respect to each Option, the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Shares or ADRs for each Share or ADR held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received was not solely common stock of the successor corporation, or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of options or rights granted with respect to each Share of Option Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Shares or ADRs in the merger or sale of assets within the limits set forth by the applicable laws and regulations.
11.4 Shares subject to the Subsidiary Stock Incentive Sub-Plan. The article 11.1 is not applicable to the shares issued under the Non-French Subsidiaries Stock Incentive Sub-Plan, for which provisions of the Non-French Subsidiaries Stock Incentive Sub-Plan shall be applicable.
12. DATE OF GRANT
     The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option. A Notice of Grant shall be provided to each Optionee within a reasonable time after the date of such grant.
13. AMENDMENT AND TERMINATION OF THE PLAN
13.1 Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.
13.2 Shareholder Approval. For the purpose of certain local laws, the Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Shares or ADRs is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.
13.3 Effect of Amendment or Termination. No amendment, alteration or suspension of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. In addition, the termination of the Plan will only have consequences in the future, and will have no impact on the outstanding Options granted under the Plan.
14. CONDITIONS UPON ISSUANCE OF SHARES
14.1 Legal Compliance. Shares shall not be issued pursuant to the exercise of Options unless the exercise of such Options and the issuance and delivery of such Shares shall comply with all relevant provisions of law including, without limitation, the Law, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable U.S. Laws and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.
14.2 Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Share is being subscribed only for investment and without any present intention to sell or distribute such Share if, in the opinion of counsel for the Company, such a representation is required.
15. LIABILITY OF COMPANY
     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue such Shares as to which such requisite authority shall not have been obtained.
16. INFORMATION OF THE OPTIONEE OF THE GRANT OF THE OPTIONS
     The Company informs the Optionee of the grant of Options by sending him/her the Notice of Grant to which a copy of the present Plan is attached. As of the time of receipt, the Optionee reviews all the documents sent by the Company and returns to it an acknowledgement of receipt provided by the Company for this purpose.
     In addition, the Company shall inform the Optionee within a reasonable time limit of any modifications of the conditions of the Options granted under the present Plan.
17. LAW AND JURISDICTION AND LANGUAGE
     This Plan shall be governed by and construed in accordance with the laws of the Republic of France. The Tribunal de Grande Instance of Nanterre, or the court otherwise competent, shall have jurisdiction to determine any claim or dispute arising in connection herewith.
     The Plan has been adopted in the French language. As a result, only the French version shall prevail. Any version hereof drafted in another language is for information purposes only.

BUSINESS OBJECTS S.A.
2001 STOCK OPTION GRANT AGREEMENT
Part I
NOTICE OF STOCK OPTION GRANT
Name:
Address:
You have been granted options to subscribe for Shares of the Company, subject to the terms and conditions of the 2001 Stock Incentive Plan, as amended (the Plan) and this Option Agreement, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.
Grant Number:
Date of Grant:
Vesting Commencement Date:
Total Number of Options Granted:
Exercise Price per Option:
Total Exercise Price:
Term/Expiration Date:
     Type of Option (for US Beneficiaries only): These Options are intended to be Incentive Stock Options (“ISOs”). However, in accordance with Section 422(d) of the Internal Revenue Code of 1986 as amended, to the extent that the aggregate fair market value of Shares subject to ISOs which become exercisable for the first time during any calendar year (under all plans of the Company or any Affiliated Company) exceeds $100,000, such excess Options is treated as Non-statutory Stock Options (“NSO”).
     Vesting Schedule: These Options may be exercised, in whole or in part, in accordance with the following schedule:
provided that the Beneficiary remains in Continuous Status as a Beneficiary, as defined in section 2 (y) of the Plan, on such dates.
     Termination Period: These Options may be exercised for ninety (90) days after termination of the Optionee’s employment with the Company or the Affiliated Company as the case may be.

OPTIONEE:

Upon the death or Disability of the Optionee, these Options may be exercised for such longer period as provided in the Plan. Save as provided in the Plan, in no event shall these Options be exercised later than the Term/Expiration Date as provided above.
     By your signature and the signature of the Company’s representative below, you and the Company agree that these Options are granted under and governed by the terms and conditions of the Plan and this Option Agreement. Moreover, by signing this document you acknowledge receipt of the rules of the Plan and of this Option Agreement, you represent that you have reviewed the Plan and this Option Agreement in their entirety, had the opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understand all provisions of the Plan and Option Agreement. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. You further agree to notify the Company upon any change in the residence address indicated above. You acknowledge and agree that this Option and its vesting schedule does not constitute an express or implied promise of continued employment and shall not interfere in any way with your right or the Company’s right to terminate your employment at any time. Further, the benefits, if any, arising from your Option, shall not form any part of your wages, pay or remuneration or count as wages, pay or remuneration for pension fund or other purposes. In no circumstances shall you on ceasing to hold your office or employment be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under the Plan, which you might otherwise have enjoyed, whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise.
     The Company and the Optionee recognize that the Plan has been adopted in the French language. As a result, only the French version shall prevail. The translation in English is provided for information purposes only.

FOR BUSINESS OBJECTS S.A.

On behalf of John Schwarz, Chief Executive Officer

BUSINESS OBJECTS S.A.
2001 STOCK OPTION GRANT AGREEMENT
Part II
TERMS AND CONDITION
1. Grant of Options. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the “Optionee”), number of options (“Options”) as set forth in the Notice of Grant each giving right by exercise to subscribe one Share, at the exercise price per Option set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the 2001 Stock Incentive Plan, which is incorporated herein by reference. Subject to Section 13.3 of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.
     If designated in the Notice of Grant as an ISO, this Option is intended to qualify as an ISO under Section 422 of the Code. However, if this Option is intended to be an ISO, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Non-statutory Stock Option.
2. Exercise of Options
(a) Right to Exercise. These Options are exercisable subject to the signature by the Optionee of his/her Option Agreement and, as the case may be, its exhibits, Election, acceptance form, information form and any other exhibit or form attached to the Option Agreement on or before the 90th date from the Notification Date. These Options are exercisable during the term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee’s death, Disability or other termination of Optionee’s employment, the exercisability of the Options is governed by the applicable provisions of the Plan and this Option Agreement.
(b) Method of Exercise. These Options are exercisable by delivery of an exercise notice, in the form attached hereto (the “Exercise Notice”), comprising a share subscription form (bulletin de souscription) which shall state the election to exercise the number of Options indicated in such Exercise Notice (the “Exercised Options”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Company or its designated representative or by facsimile message to be immediately confirmed by certified mail to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Options. These Options shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.
     No Shares shall be issued pursuant to the exercise of these Options unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Shares acquired by exercise of Options shall be considered transferred to the Optionee on the date Options are exercised with respect to such Shares.
3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following method, or a combination thereof, at the election of the Optionee: (i) wire transfer; (ii) check; (iii) delivery of a properly executed notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; (iv) proceeds from the resale of shares in case of cash-less exercise, or (v) any combination of the foregoing methods of payment.
     In accordance with Article 4.2.4 of the Company French Savings Plan, the beneficiary may use holdings under the Company Savings Plan for the exercise of the Options. In such case, the obtained shares are contributed to the Company Savings Plan and are subject to a five-year lock-up period.
4. Non-Transferability of Options. These Options may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.
5. Terms of Options. Except as provided in the Plan, these Options may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.
6. UK National Insurance Liability. By virtue of your acceptance of the rules of the Plan, you are required to enter into an Election with the Company or Affiliated Company in the form attached to this Agreement marked attachment C. In the event that the Optionee fails to enter into the Election as required by the terms of this Agreement, by signing and returning Attachment C to the Company within a period of 28 days of the date of receipt of this Agreement, then these Options shall terminate and shall there upon become null and void.
7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This Agreement is governed by the laws of the Republic of France.
     Any claim or dispute arising under the Plan or this Agreement shall be subject to the jurisdiction of the Tribunal de Grande Instance of Nanterre or the court otherwise competent.

BUSINESS OBJECTS S.A.
A Société Anonyme with a registered capital of 9,650,548.50 Euros
Registered office: 157-159 rue Anatole France 92309 Levallois – Perret Cedex
R. C. S.: Nanterre B 379 821 994
OPTION EXERCISE NOTICE AND SUBSCRIPTION FORM
(Revised: August 22, 2005)
Complete and fax to Allecon Stock Associates prior to contacting Deutsche Bank Alex. Brown
Telephone: +01-248-353-7050                               Fax: +01-248-353-1445
IMPORTANT: If your Option Exercise Notice is illegible, incomplete, incorrect or unsigned, it will be rejected.

Please Print

Full Name:

Date of birth:	City/State/Country of birth:

Mailing Address:

1) Number, Street, Apartment Number

2)

3) City, State or Province, Postal Code, Country

Home Phone:	Work Phone:

Include Country Code (Non-U.S.)	Include Country Code (Non-U.S.)

E-mail Address:	Work Fax:

Include Country Code (Non-U.S.)

4) Upon completion of my exercise, please send my Exercise
Confirmation Statement via: ☐ Postal Service ☐ Email
I, the undersigned, hereby give notice, effective the date set forth below, that I exercise the following stock options previously granted to me by Business Objects S.A. under the 1993, the 1994, and/or the 1999 Stock Options Plan(s) and/or the 2001 Stock Incentive Plan:

(ii) OPTION EXERCISE INFORMATION
			Exercise Price	(1) Total Exercise		(v) Shares to be
(iii)	(iv) Grant Date	# Options to be	Per Option (B)	Price (A) x (B)	Shares	Retained
Grant ID	(month/day/year)	Exercised (A)	(Euros)	(Euros)	to be Sold (C)	(A) – (C)
			€	€
			€	€
			€	€
			€	€
			€	€
17.2	Totals			€

     I represent that the above shares are not subject to any encumbrance or other claims and that Business Objects S.A., Deutsche Bank Alex. Brown, Allecon Stock Associates, and the transfer agent may rely upon this notice as authorization for this purpose.
I acknowledge that I have received and understand the terms and conditions of the 1993, the 1994, and/or the 1999 Stock Options Plan(s) and/or the 2001 Stock Incentive Plan and the Option Agreement, and agree to abide by and be bound by their terms and conditions.
18. SECURITIES LAW COMPLIANCE
I do NOT currently have access to, nor am I aware of, any material, non-public inside information regarding Business Objects S.A. which could or has influenced my decision to purchase and/or sell this stock. (If you are uncertain as to whether you are a corporate insider or possess material inside information, please contact the Chief Financial Officer of Business Objects S.A. prior to exercising any options.) Trading stock based upon your material, non-public inside information could subject you to personal liability. I acknowledge that if I am subject to Rule 16(b) of the Securities Exchange Act of 1934, I may be liable to Business Objects S.A. for “short-swing profits”.

Page 2 Option Exercise Notice and Subscription Form	Your Full Name:

18.1		METHOD OF EXERCISE, PAYMENT OF OPTION EXERCISE PRICE, AND USE OF PROCEEDS

☐	1.	Exercise and Hold - (Cash Exercise only – No Sale) Please note, if you are a US resident and you do a Cash exercise, you might be subject to Alternative Minimum Tax. Please consult your tax advisor.

Share Delivery:
		☐	Deliver ADSs to my Deutsche Bank Alex. Brown account number .
		☐	Register shares in a shareholder account opened in my name with BNP Paribas.

I understand I must pay upon exercise the option price and additionally, I agree to pay national, state/provincial, local & FICA/national insurance taxes due upon this exercise.

You should select one of 2 following Methods of Payment below:

Method of Payment #1:
		☐	Deduct cost and, if applicable, taxes from existing funds in my Deutsche Bank Alex Brown Account.
		☐	I will send funds for cost and, if applicable, taxes directly to Business Objects S. A. Human Resources Department, 157-159 rue Anatole France, 92309 Levallois-Perret Cedex, FRANCE (Note: Payment must be received within 10 days from the date Allecon Stock Associates receives this form or the exercise will be canceled).

Method of Payment #2: Available to employees of France ONLY
		☐	I will pay the cost and applicable withholding taxes using the assets I owned under the Plan d’Epargne d’Enterprise. FONGEPAR (the Plan Administrator) will send the total amount directly to Business Objects S. A. (Payment form and instructions are available on the France HR web site).

☐	2.	Exercise and Sell All Shares — (Same Day Sale Exercise only)

I must provide a verbal sale order to Deutsche Bank Alex. Brown at +01-800-776-7564 or +01-410-895-4347 (Insiders call +01-415-617-2863). Proceeds after payment of the aggregate option exercise price and all applicable taxes and fees should be:
		☐	credited to my Deutsche Bank Alex. Brown account number .
		☐	wired to my personal bank account. (Wire Instruction Form is available on the website. You should work directly with a Deutsche Bank Alex. Brown representative to arrange the wire transfer of your funds).
		☐	send a check (US $only) to the address indicated on the first page of this form.

☐	3.	Exercise and Sell Some Shares — (Cash and Same Day Sale Exercise) Please note, if you are a US resident and you do a Cash exercise, you might be subject to Alternative Minimum Tax. Please consult your tax advisor.

Sell the number of ADSs as follows: I must also provide a verbal sale order to Deutsche Bank Alex. Brown at +01-800-776-7564 or +01-410-895-4347 (Insiders call +01-415-617-2863). I understand that I must exercise and sell enough ADSs at the market price to provide proceeds at least equal to the sum of the aggregate option exercise price and all applicable taxes and fees. Hold the balance of my ADSs in my Deutsche Bank Alex. Brown account number . Any remaining cash proceeds should be:

		☐	credited to my Deutsche Bank Alex. Brown account number .
		☐	wired to my personal bank account. (Wire Instruction Form is available on the website. You should work directly with a Deutsche Bank Alex. Brown representative to arrange the wire transfer of your funds)
		☐	send a check (US $ only) to the address indicated on the first page of this form.

I authorize Deutsche Bank Alex. Brown to pay the aggregate amount of the option exercise price to Business Objects S.A., representing the purchase price of the shares subscribed upon exercise of the options, and any taxes due. In the event sales proceeds are not sufficient to cover my tax liability, I will reimburse Business Objects S.A. for any and all amounts paid by Business Objects S.A. on my behalf.

Optional/Additional Tax Withholding Percentage (US TAXPAYERS ONLY) Federal Tax: ____________% and/or
State Tax: _____________% Consult a tax professional for specific withholding rates.
The above rates will apply to all exercises mentioned on Page 1, unless otherwise indicated. Rates may vary depending on type of grant exercised, grant restrictions and/or country of residence.

Note: Above signature below, please print: “Valid for the subscription of		shares.”

Number of Option Exercised
          OPTIONEE SIGNATURE:                                                                                  DATE:
                    i.
          STATUS:                                ☐ Current Employee       ☐ Former Employee       Date of Termination
          This form will expire at the close of business one month from the date it is received by Allecon Stock Associates. For former employees, this form will expire in the lesser of one month or the actual expiration date of your options. For Insiders, this form will expire at the close of the trading window.

Allecon Stock Associates Approval
I confirm that the optionee is entitled to exercise the options indicated above as of the subscription date indicated above.
By:                                                                                  Date:                                          Form Expiration Date:
As Agent for Business Objects, S.A.

BUSINESS OBJECTS S.A.
2001 STOCK INCENTIVE PLAN
SUBSIDIARY STOCK INCENTIVE SUB-PLAN
Amended and Restated Effective as of ___, 2006
     At the 2004 annual shareholders’ meeting, the shareholders of the Company approved the adoption of this Subsidiary Stock Incentive Sub-Plan as a sub-plan under the Company’s 2001 Stock Incentive Plan. The Subsidiary Stock Incentive Sub-Plan provides for the grant by the Trustee to Subsidiary Beneficiaries of Restricted Stock or Performance Shares (both as defined below) at the direction of the Subsidiary Administrator.
     The terms and conditions of the Subsidiary Stock Incentive Sub-Plan are set out below.
1. PURPOSES OF THE SUB-PLAN
     The purposes of this Sub-Plan are to enable the Subsidiaries to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Subsidiary Beneficiaries and to promote the success of the Company’s worldwide business.
2. DEFINITIONS
     Initially capitalized terms shall have the meanings set forth in Section 2 of the Parent Plan. In addition, the following definitions shall apply when used in this Sub-Plan:
     (a) “Award” means, individually or collectively, a grant under the Sub-Plan of Restricted Stock, or Performance Shares.
     (b) “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Sub-Plan. The Award Agreement is subject to the terms and conditions of the Sub-Plan and the Parent Plan.
     (c) “Awarded Stock” means the shares subject to an Award.
     (d) “Parent Plan” means the 2001 Stock Incentive Plan, as amended from time to time.
     (e) “Performance Share” means a performance share Award granted to a Subsidiary Beneficiary pursuant to Section 8.
     (f) “Restricted Stock” means shares granted pursuant to Section 7 of the Sub-Plan.
     (g) “Shareholders’ Authorization” means the approval on June 10, 2004 of the Company’s shareholders regarding (i) the adoption of this Sub-Plan and (ii) the issuance of new Shares, with subscription reserved for the Trust, as amended by the approval on ___, 2006 of the Company’s shareholders regarding (i) the approval of the amendments to this Sub-Plan; and (ii) the issuance of new Shares, with subscription reserved for the Trust.

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     (h) “Sub-Plan” means this Subsidiary Stock Incentive Sub-Plan authorized under the Parent Plan.
     (i) “Sub-Plan Trust” or “Trust” means the Business Objects Employee Benefit Sub-Plan Trust from which Awards may be issued to Subsidiary Beneficiaries pursuant to this Sub-Plan and created under the trust agreement attached hereto as Exhibit A;
     (j) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code. A Subsidiary shall not include a company incorporated under the laws of France.
     (k) “Subsidiary Administrator” means the Board of Directors of each Subsidiary which shall administer this Sub-Plan with respect to Subsidiary Beneficiaries of that Subsidiary, or a designated committee which shall administer this Sub-Plan with respect to Subsidiary Beneficiaries of all Subsidiaries, in accordance with Section 4 of this Sub-Plan.
     (l) “Subsidiary Beneficiary” means any person employed by a Subsidiary. Neither service as a Subsidiary Director nor payment of a director’s fee by the Subsidiary shall be sufficient to constitute “employment” by the Subsidiary.
     (m) “Subsidiary Board” means the board of directors of a Subsidiary.
     (n) “Subsidiary Director” means a member of the board of directors of a Subsidiary.
     (o) “Trustee” means the trustee of the Sub-Plan Trust.
3. STOCK SUBJECT TO THE SUB-PLAN
3.1. New Shares. Pursuant to the Shareholders’ Authorization authorizing the Board to issue new Shares on one or more occasions to be subscribed by the Sub-Plan Trust for the purpose of granting Awards under the Sub-Plan, the maximum number of new Shares (aggregated with any repurchased Shares pursuant to Section 3.3 hereof) authorized by the shareholders to be subscribed (or repurchased) by the Sub-Plan Trust is 3,000,000 Shares per calendar year, provided however that the total number of shares issued and/or allocated under the nineteenth and the twentieth resolutions of Company’s shareholders meeting held on ___, 2006 shall not exceed 2,500,000 Shares, and provided further that the total number of shares issued during each calendar year under the sixteenth, the seventeenth, the eighteenth, the nineteenth and the twentieth resolutions of this general meeting shall not exceed, for each concerned calendar year, 3% of the Company’s share capital as of December 31 of the previous calendar year.
3.2 Repurchased Shares. Pursuant to the shareholders’ authorizations approving the share repurchase program of the Company and authorizing the Board to allocate repurchased Shares to the Sub-Plan Trust for the purpose of granting Awards under the Sub-Plan, within the terms, conditions and limits of the share repurchase program and applicable laws, the Board may allocate repurchased Shares to be acquired by the Trust instead of the issuance and subscription of new Shares mentioned in section 3.1, subject to the limits set forth by this section.

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3.3 Forfeited or Repurchased Award. If an Award is forfeited to or repurchased by the Trust, the forfeited or repurchased shares which were subject thereto shall either (i) become available for future grant or sale under the Sub-Plan to Subsidiary Beneficiaries of the same Subsidiary (unless the Sub-Plan has terminated), or (ii) at the direction of the Subsidiary Administrator, sold on a stock exchange with the proceeds paid to the Subsidiary.
3.4 Conversion into ADS. Shares shall be converted into Company ADSs after they have been subscribed by and issued to the Trust. Awards issued under the Sub-Plan shall cover such Company ADSs (and may be referred to as “shares” herein).
4. ADMINISTRATION OF THE SUB-PLAN
4.1 Procedure. The Sub-Plan shall be administered by the Trustee. With respect to such administration, the Trustee shall follow the directions of the Subsidiary Administrator.
4.2 Powers of the Subsidiary Administrator. Subject to the provisions of the Sub-Plan, U.S. Applicable Laws and other applicable laws, the Subsidiary Administrator shall have the authority, in their discretion, to instruct and direct the Trustee with respect to the following actions:
-	to select the Subsidiary Beneficiaries to whom Awards may be granted hereunder;

-	to determine whether and to what extent Awards are granted hereunder;

-	to determine the number of shares to be covered by each Award granted hereunder;

-	to approve forms of agreement for use under the Sub-Plan;

-	to determine the terms and conditions, not inconsistent with the terms and conditions of the Sub-Plan, of any Awards granted hereunder. Such terms and conditions include, but are not limited to, the purchase price (if any), vesting schedules (which may be performance based), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares relating thereto, based in each case on such factors as the Subsidiary Administrator, in their sole discretion, shall determine;

-	to determine whether and to what extent shares subject to an Award shall be distributed at a specific time after vesting;

-	to construe and interpret the terms of the Sub-Plan and Awards granted pursuant to the Sub-Plan;

-	to prescribe, amend and rescind rules and regulations relating to the Sub-Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under applicable tax laws;

-	to modify or amend each Award (subject to Section 15.3 of the Sub-Plan);

-	to authorize the Trustee to execute on behalf of the Subsidiary any instrument required to effect the grant of an Award previously decided by the Subsidiary Administrator;

-	to determine the terms and restrictions applicable to Awards, including without limitation the sale of Shares acquired pursuant to an Award during certain periods or upon certain events which the Subsidiary Administrator shall determine in its sole discretion; and

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-	to make all other determinations deemed necessary or advisable for administering the Sub-Plan.
4.3 Effect of Subsidiary Administrator’s Decision; Effect of Trustee’s Decision. The Subsidiary Administrator’s decisions, determinations and interpretations shall be final and binding on the Trustee, subject to the provisions of Section 15.3 of the Sub-Plan. The Trustee’s decisions, determinations and interpretations in accordance with the Subsidiary Administrator’s directions shall be final and binding on all Subsidiary Beneficiaries.
5. LIMITATION
5.1 Neither the Sub-Plan nor any Award shall confer upon a Subsidiary Beneficiary any right with respect to continuing the Subsidiary Beneficiary’s employment with the Subsidiary, the Company or any Affiliated Company, nor shall they interfere in any way with the Subsidiary or the Subsidiary Beneficiary’s right, as the case may be, to terminate such employment at any time, with or without cause.
6. TERM OF SUB-PLAN
6.1 The amended Sub-Plan is effective and Awards may be granted as of the date of the Sub-Plan’s approval by the Company’s shareholders on June 10, 2004. It shall continue in effect so long as the Parent Plan remains in effect, unless terminated earlier.
7. RESTRICTED STOCK.
7.1 Grant of Restricted Stock. Subject to the terms and conditions of the Sub-Plan, Restricted Stock may be granted by the Trustee to Subsidiary Beneficiaries at any time as shall be determined by the Subsidiary Administrator, in its sole discretion and as thereafter communicated to the Trustee. The Subsidiary Administrator shall have complete discretion to determine and instruct the Trustee as to (i) the number of shares subject to a Restricted Stock award granted to any Subsidiary Beneficiary, and (ii) the conditions that must be satisfied, which typically will include the signature by the Beneficiary of his/her Restricted Stock Award Agreement within 90 days from receipt by the Beneficiary of notification from the Subsidiary Human Resources manager of the Restricted Stock Awards Agreement and principally or solely on continued provision of services, but may include a performance-based component, upon which is conditioned the grant or vesting of Restricted Stock. Restricted Stock shall be granted by the Trustee in the form of units to acquire shares from the Trust. Each such unit shall be the equivalent of one share for purposes of determining the number of shares subject to an Award. Until the shares vest and are distributed from the Trust, the Trust shall hold the shares subject to an Award.
7.2 Other Terms. The Subsidiary Administrator, subject to the provisions of the Sub-Plan, shall have complete discretion to determine the terms and conditions of Restricted Stock granted by the Trustee pursuant to the Sub-Plan. Restricted Stock grants shall be subject to the terms, conditions, and restrictions determined by the Subsidiary Administrator and communicated to the Trustee at the time the Restricted Stock is awarded. The Subsidiary Administrator and hence the Trustee may require the recipient to sign a Restricted Stock Award agreement as a condition of the

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Award. Any certificates representing the shares of stock awarded shall bear such legends as shall be determined by the Subsidiary Administrator and communicated to the Trustee.
7.3 Restricted Stock Award Agreement. Each Restricted Stock grant shall be evidenced by an agreement that shall specify the purchase price (if any) and such other terms and conditions as the Subsidiary Administrator, in its sole discretion, shall determine and communicate to the Trustee; provided; however, that if the Restricted Stock grant has a purchase price, such purchase price must be paid no more than ten (10) years following the date of grant.
8. PERFORMANCE SHARES.
8.1 Grant of Performance Shares. Subject to the terms and conditions of the Sub-Plan, Performance Shares may be granted by the Trustee to Subsidiary Beneficiaries at any time as shall be determined by the Subsidiary Administrator, in its sole discretion and as thereafter communicated to the Trustee. The Subsidiary Administrator shall have complete discretion to determine and instruct the Trustee as to (i) the number of shares subject to a Performance Share award granted to any Subsidiary Beneficiary, and (ii) the conditions that must be satisfied, which typically will include the signature by the Beneficiary of his/her Restricted Stock Award Agreement within 90 days from receipt by the Beneficiary of notification from the Subsidiary Human Resources manager of the Performance Shares Awards Agreement and principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Shares. Performance Shares shall be granted by the Trustee in the form of units to acquire shares from the Trust. Each such unit shall be the equivalent of one share for purposes of determining the number of shares subject to an Award. Until the shares vest and are distributed from the Trust, the Trust shall hold the shares subject to an Award.
8.2 Other Terms. The Subsidiary Administrator, subject to the provisions of the Sub-Plan, shall have complete discretion to determine the terms and conditions of Performance Shares granted by the Trustee pursuant to the Sub-Plan. Performance Shares grants shall be subject to the terms, conditions, and restrictions determined by the Subsidiary Administrator and communicated to the Trustee at the time the Performance Shares are awarded which may include such performance-based milestones as are determined appropriate by the Subsidiary Administrator. The Subsidiary Administrator and hence the Trustee may require the recipient to sign a Performance Shares Award agreement as a condition of the Award. Any certificates representing the shares of stock awarded shall bear such legends as shall be determined by the Subsidiary Administrator and communicated to the Trustee.
8.3 Performance Share Award Agreement. Each Performance Share Award shall be evidenced by an agreement that shall specify such other terms and conditions as the Subsidiary Administrator, in its sole discretion, shall determine and communicate to the Trustee.

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9. NON-TRANSFERABILITY OF AWARDS
     An Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by laws of descent or distribution and may be exercised, during the lifetime of the Subsidiary Beneficiary, only by the Subsidiary Beneficiary.
10. LEAVES OF ABSENCE.
     Unless the Subsidiary Administrator and Trustee provides otherwise or as otherwise required by Applicable U.S. Laws or other applicable laws, vesting of Awards granted hereunder shall cease commencing on the ninety-first day of any unpaid leave of absence and shall only recommence upon return to active service.
11. VOTING RIGHTS.
     The Trustee shall abstain from voting shares held in the Trust.
12. DIVIDENDS AND TAX CREDITS.
     Any dividends or tax credits applicable to Shares underlying Awards that are held in the Trust shall be distributed or forfeited at the same time as the underlying shares according to their vesting or distribution schedule.
13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE
13.1 Changes in capitalization. In the event of the carrying out by the Company of any of the following financial operations:
-	issuance of shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to the shareholders,

-	capitalization of reserves, profits, issuance premiums or the distribution of free shares (other than pursuant to this Sub-Plan or similar awards),

-	issuance of bonds convertible or exchangeable into shares offered exclusively to shareholders,

-	distribution of reserves in cash or portfolio securities,

-	capital reduction motivated by losses, and

-	repurchase of its own Shares at a price higher than market value, as described in Article 174-9A of the decree no. 67-236 of March 23, 1967, the Company and the Subsidiary Administrator shall effect an adjustment of the number and the price of the shares (if any) subject to Awards as to be appropriate and equitable or such other adjustment as may be determined to prevent diminution or enlargement of the Subsidiary Beneficiary’s rights hereunder. The Company shall issue to the Trust the number of Shares to carry out such adjustments within the limits defined by the Shareholder’s Authorizations.

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     The number of Shares which have been authorized for issuance under the Sub-Plan as to which no Awards have yet been granted or which have been returned to the Sub-Plan upon cancellation or expiration of an Award shall be proportionately adjusted in the event the Company effects a share capital increase by way of incorporation of reserves, premiums or profits, resulting either in an increase of the nominal value of the shares or in a free allocation of shares, or effects a reverse or forward stock split or a combination of shares.
13.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Trustee shall notify each Subsidiary Beneficiary as soon as practicable prior to the effective date of such proposed transaction. The Subsidiary Administrator in its discretion may direct the Trustee that any Trust repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that the vesting of any Award shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously vested, an Award will terminate immediately prior to the consummation of such proposed action.
13.3 Change in Control – Restricted Stock and Performance Shares. In the event of a Change in Control of the Company, each outstanding Restricted Stock and Performance Share award shall be assumed or an equivalent Restricted Stock or Performance Share award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (or a trust thereof). In the event that the successor corporation refuses to assume or substitute for the Restricted Stock or Performance Share award, the Subsidiary Beneficiary shall fully vest in the Restricted Stock or Performance Share award including as to shares which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock or Performance Share award shall be considered assumed if, following the Change of Control, the award confers the right to purchase or receive, for each share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received was not solely ordinary shares of the successor corporation, or its Parent, the Subsidiary Administrator and Trustee may, with the consent of the successor corporation, provide for the consideration to be received, for each share and each unit to acquire a share subject to the Award, to be solely ordinary shares of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of shares in the Change in Control.
14. DATE OF GRANT
     The date of grant of an Award shall be, for all purposes, the date on which the Trustee makes the determination granting such Award. Notice of the determination shall be provided to each Subsidiary Beneficiary within a reasonable time after the date of such grant.
15. AMENDMENT AND TERMINATION OF THE PLAN
15.1 Amendment and Termination. The Subsidiary Administrator may at any time amend, alter, suspend or terminate the Sub-Plan.

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15.2 Shareholder Approval. The Company shall obtain shareholder approval of any Sub-Plan amendment to the extent necessary and desirable to comply with applicable laws, rules or regulations, including the requirements of any exchange or quotation system on which the Shares or ADRs are listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable laws, rules or regulations.
15.3 Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Sub-Plan shall impair the rights of any Subsidiary Beneficiary, unless mutually agreed otherwise between the Subsidiary Beneficiary and the Subsidiary Administrator, which agreement must be in writing and signed by the Subsidiary Beneficiary and the Subsidiary Administrator.
16. CONDITIONS UPON ISSUANCE OF SHARES
16.1 Legal Compliance. Shares shall not be distributed from the Trust pursuant to an Award unless the delivery of such shares shall comply with all relevant provisions of law including, without limitation, the Law, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable U.S. Laws and the requirements of any stock exchange or quotation system upon which the shares may then be listed or quoted.
16.2 Investment Representations. As a condition to the grant or vesting of an Award or the Awarded shares, the Subsidiary Beneficiary may be required to represent and warrant that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if the Trustee and Subsidiary Administrator decide that such a representation is required.
17. LIABILITY OF COMPANY AND SUBSIDIARY
     The inability of the Trust to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Subsidiary Administrator to be necessary to the lawful distribution of any Shares hereunder, shall relieve the Company and the Subsidiary of any liability in respect of the Trust’s failure to distribute such Shares as to which such requisite authority shall not have been obtained.
18. LAW AND JURISDICTION AND LANGUAGE
     This Sub-Plan shall be governed by and construed in accordance with the laws of the nation in which the Subsidiary directing the Trustee to grant an Award has its principal place of business. This Sub-Plan has been drafted and approved in the English language.

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BUSINESS OBJECTS EMPLOYEE BENEFITS SUB-PLAN TRUST
WHEREAS, Business Objects S.A. (the “Company”) has adopted, and its shareholders have approved, the Subsidiary Stock Incentive Sub-Plan (the “Sub-Plan”), under the Company’s 2001 Stock Incentive Plan (the “Parent Plan”);
WHEREAS, certain Subsidiaries of the Company, which are the signatories of this Sub-Plan Trust agreement (the “Trust Agreement”), would like to grant Awards under the Sub-Plan to their employees, defined as “Subsidiary Beneficiary(ies)” by the Sub-Plan;
     WHEREAS, the Sub-Plan contemplates the creation of a stand-alone trust, defined as “Sub-Plan Trust” or “Trust” by the Sub-Plan, from which Awards may be issued to Subsidiary Beneficiaries pursuant to the Sub-Plan;
     WHEREAS, the Sub-Plan contemplates that the Trustee of the Trust will administer the Sub-Plan in accordance with instructions received from the Subsidiary Administrator;
     WHEREAS, these Subsidiaries have appointed Allecon Stock Associates L.L.C. as trustee of the Trust (“Trustee”), and such company has agreed to serve in such capacity;
     WHEREAS, it is the intention of these Subsidiaries to contribute cash to the Trust to enable the Trust to subscribe for or acquire Shares;
     WHEREAS, the Company is authorized to issue new Shares reserved to the Trust and to allocate Shares to the Trust in compliance with its share repurchase program;
     WHEREAS, Shares subscribed or acquired by the Trust and converted into American Depositary Shares (“ADS” or “share”), will enable Trustee to satisfy Awards granted by Trustee to eligible Subsidiary Beneficiaries under the Sub-Plan in accordance with the directions of the Subsidiary Administrator;

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     NOW, THEREFORE, the Subsidiaries, having signed this Trust Agreement and the Trustee (collectively the “Parties”) do hereby adopt the Trust and agree that the Trust shall be comprised, held and disposed of as follows:
     Section 1. Definitions. Initially capitalized terms herein are as defined in the Parent Plan and the Sub-Plan, except where otherwise defined herein
     Section 2. Establishment of Trust.
     (a) The Subsidiaries hereby establish the Trust with the Trustee, consisting of such sums of money and other property acceptable to the Trustee as from time to time shall be paid or delivered to the Trustee. All such money and other property, all investments and reinvestments made therewith or proceeds thereof and all earnings and profits thereon, less all payments and charges as authorized herein, shall constitute the “Trust Fund.”
     (b) The Trust hereby established shall be irrevocable.
     (c) The Trust is intended to be a grantor trust of which the Subsidiaries are the grantors, within the meaning of subpart E, part I, subchapter I, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.
     (d) The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of these Subsidiaries and shall be used solely for the uses and purposes of satisfying Sub-Plan obligations to eligible Subsidiary Beneficiaries and general creditors of these Subsidiaries as herein set forth. Eligible Subsidiary Beneficiaries and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Sub-Plan shall be mere unsecured contractual rights of eligible Subsidiary Beneficiaries. Any assets held by the Trust will be subject to the claims of the general creditors of these Subsidiaries under federal and state law in the event of insolvency.
     (e) These Subsidiaries, in their sole discretion, may at any time, or from time to time, make additional deposits of cash in trust with Trustee to augment the principal to be held,

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administered and disposed of by Trustee as provided in this Trust Agreement. Neither Trustee nor any eligible Subsidiary Beneficiaries shall have any right to compel such additional deposits.
     (f) The Trustee shall not be liable for any failure by the Subsidiaries to provide contributions sufficient to subscribe and/or acquire sufficient Shares under the Sub-Plan to satisfy obligations to eligible Subsidiary Beneficiaries under the Sub-Plan.
     (g) In the event a Subsidiary makes contributions to the Trust resulting from a mistake of fact or law, the Trustee shall, upon written request of the Subsidiary, refund such requested amounts to the extent allowed by law or regulation and generally accepted accounting principles.
     (h) No right or interest to receive shares from the Trust may be assigned, sold, anticipated, alienated or otherwise transferred by eligible Subsidiary Beneficiaries or their beneficiaries.
     Section 3. Awards and Distributions to Subsidiary Beneficiaries.
     (p) In accordance with section 3(h) hereof, the Trustee shall be responsible for administering the Sub-Plan. The Trustee shall keep a record of Subsidiary contributions and the number of shares allocated to each Subsidiary for Awards to eligible Subsidiary Beneficiaries employed by such Subsidiary as to (i) each Subsidiary’s contributions to the Trust and resulting Share subscriptions or acquisitions, (ii) share transfers from one Subsidiary’s account to another Subsidiary’s account pursuant to sections 3(b) or 3(c) hereof, and (iii) Awards (including shares distributed and shares forfeited) made at the request of the Subsidiary Administrator.
     (q) In the event of an eligible Subsidiary Beneficiary transfers employment from one Subsidiary to another, the Trustee shall equitably allocate the Shares subject to such eligible Subsidiary Beneficiary’s Award from each Subsidiary’s account based upon the amount of such Award vesting during employment by each Subsidiary.
     (r) A Subsidiary (the “Assignor”) may decide to transfer all or a part of its allocated shares to another Subsidiary (the “Assignee”). In this case the Subsidiary or the Subsidiary Administrator will direct the Trustee to transfer a specific number of shares from the Assignor account to the Assignee account. The Assignor and the Assignee will separately agree upon the payment terms and conditions for the transferred shares.
     (s) The Subsidiaries or the Subsidiary Administrator may deliver to the Trustee a schedule (the “Share Schedule”) that indicates the Awards to be granted and/or Share amounts payable to each eligible Subsidiary Beneficiary employed by such Subsidiary (and his or her

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beneficiaries), and the time for distribution of such Shares. Except as otherwise provided herein, the Trustee shall make such Awards and distribute shares to the eligible Subsidiary Beneficiaries and their beneficiaries in accordance with such Share Schedules.
     (t) The Trustee may refuse to make an Award directed by the Subsidiary Administrator to the extent it reasonably believes that the concerned Subsidiary has insufficient shares remaining in Trust on its account to satisfy the Award.
     (u) If so directed by the Subsidiaries or the Subsidiary Administrator, the Trustee shall make provision for the reporting and withholding of any federal or state or local taxes that may be required to be withheld with respect to the granting of Awards or the distribution of shares pursuant to the terms of the Sub-Plan and Awards thereunder and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by these Subsidiaries, as appropriate. Moreover, if so directed by the Subsidiary Administrator, the Trustee shall only issue to Subsidiary Beneficiaries and/or their beneficiaries net shares upon the grant or vesting of Awards, after subtracting that number of shares specified by the Subsidiary Administrator as equal in fair market value to the minimum amount necessary to satisfy related tax withholding obligations. In such event, the applicable Subsidiary or Subsidiaries shall pay the tax withholding amount and shall receive a credit to their Trust account equal to the number of shares retained by the Trust to satisfy such tax withholding obligations.
     (v) The entitlement of an eligible Subsidiary Beneficiary or his or her beneficiaries to receive Awards and corresponding shares under the Sub-Plan shall be determined by the Subsidiary Administrator.
     (w) Subject to the provisions of Section 3(a) hereof, the Sub-Plan, U.S. Applicable Laws and other applicable laws, the Subsidiary Administrator shall have the authority, in their discretion, to instruct and direct the Trustee with respect to the following actions:
-	to select the Subsidiary Beneficiaries to whom Awards may be granted;

-	to determine whether and to what extent Awards are granted;

-	to determine the number of shares to be covered by each Award granted;

-	to approve forms of agreement for use with Awards;

-	to determine the terms and conditions, not inconsistent with the terms and conditions of the Sub-Plan, of any Awards. Such terms and conditions include, but are not limited to, the purchase price (if any), vesting schedules (which may be performance based), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares relating thereto, based in each case on such factors as the Subsidiary Administrator, in their sole discretion, shall determine;

-	to determine whether and to what extent shares subject to an Award shall be distributed at a specific time after vesting;

-	to construe and interpret the terms of the Sub-Plan and Awards granted pursuant to the Sub-Plan;

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-	to prescribe, amend and rescind rules and regulations relating to the Sub-Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under applicable tax laws;

-	to modify or amend each Award (subject to Section 15.3 of the Sub-Plan);

-	to execute on behalf of the Subsidiary any instrument required to effect the grant of an Award previously decided by the Subsidiary Administrator;

-	to determine the terms and restrictions applicable to Awards, including without limitation the sale of Shares acquired pursuant to an Award during certain periods or upon certain events which the Subsidiary Administrator shall determine in its sole discretion; and

-	to make all other determinations deemed necessary or advisable for administering the Sub-Plan.
     (x) If the principal of the Trust, and any earnings thereon, are not sufficient to make payments of Shares in accordance with the terms of the Sub-Plan, the Subsidiaries shall contribute sufficient cash amounts to enable the Trust to subscribe or acquire for sufficient Shares to satisfy the shortfall. Trustee shall notify the            Subsidiaries and/or the Subsidiary Administrator            when principal and earnings are not sufficient. In addition, Trustee shall provide the Subsidiaries with written confirmation of the fact and time of any payment of Shares hereunder within the time limit agreed to by the Subsidiaries and Trustee from time to time.
     (y) Trustee and its officers, directors and employees shall be entitled to rely on all certificates and reports made by any duly appointed accountants, actuaries, recordkeepers and consultants, and on all opinions given by any properly consulted legal counsel, which legal counsel may be counsel for the Trustee, the Subsidiaries or the Company.
Section 4. Trustee Responsibility Regarding Payments to Eligible Subsidiary Beneficiaries When Subsidiary is Insolvent.
     (a) Trustee shall cease making distributions to eligible Subsidiary Beneficiaries and their beneficiaries if the Subsidiary employing the eligible Subsidiary Beneficiary is Insolvent. The Subsidiaries shall be considered “Insolvent” for purposes of this Trust Agreement if (i) the Subsidiaries are unable to pay their debts as they become due, or (ii) the Subsidiaries are subject to a pending proceeding as a debtor under the applicable bankruptcy code of the jurisdiction in which they are incorporated.
     (b) At all times during the continuance of this Trust, the principal and income of the Trust shall be subject to claims of general creditors of Subsidiaries under federal, state and local law as follows:

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          (i) The Subsidiaries shall have the duty to inform the Trustee in writing of the Subsidiary’s Insolvency. If a person claiming to be a creditor of any Subsidiary alleges in writing to the Trustee that the Subsidiary has become Insolvent, the Trustee shall determine whether the Subsidiary is Insolvent and, pending such determination, the Trustee shall cease distributing shares to eligible Subsidiary Beneficiaries employed by the Insolvent Subsidiary or their beneficiaries.
          (ii) Unless the Trustee has actual knowledge of the Insolvency of any Subsidiary, or has received notice from a Subsidiary or a person claiming to be a creditor that a specific Subsidiary is Insolvent, the Trustee shall have no duty to inquire whether such Subsidiary is Insolvent. The Trustee may in all events rely on such evidence concerning such Subsidiary’s solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for determining such Subsidiary’s solvency.
          (iii) If at any time the Trustee has determined that a Subsidiary is Insolvent, the Trustee shall cease distributing shares to eligible Subsidiary Beneficiaries employed by the Insolvent Subsidiary or their beneficiaries and shall hold that portion of the assets of the Trust allocated to eligible Subsidiary Beneficiaries of the insolvent Subsidiary for the benefit of the Insolvent entity’s general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of eligible Subsidiary Beneficiaries or their beneficiaries to pursue their rights as general creditors of the Subsidiaries with respect to benefits due under the Sub-Plan or otherwise.
          (iv) The Trustee shall resume the distribution of shares to eligible Subsidiary Beneficiaries or their beneficiaries in accordance with Section 3 of this Trust Agreement only after Trustee has determined that Subsidiary is not Insolvent or is no longer Insolvent.
     Section 5. Payments to Subsidiaries. Except as provided in Sections 2(g) and 4 hereof, the Subsidiaries shall have no right or power to direct Trustee to return to the Subsidiaries or to divert to others any of the Trust assets before all payment of shares have been made to eligible Subsidiary Beneficiaries and their beneficiaries pursuant to the terms of the Sub-Plan and Awards thereunder.
     Section 6. ADS holder Rights. The Trustee must abstain from voting shares held by the Trust. The Trustee shall have all other rights of an ADS holder with respect to Company ADSs while they are held in trust, including without limitation, the right to receive any cash dividends declared thereon in compliance with the term of the depositary agreement. If, from time to time

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while Company ADSs are held in trust, there is any stock dividend, stock split or other change in capitalization, or (ii) any dissolution, merger or sale of all or substantially all of the assets of the Company, any and all new, substituted or additional securities to which the Trustee is entitled by reason of the Trustee’s ownership of the ADSs shall be immediately subject to the Trust, deposited with the Trust account in compliance with and subject to the conditions of the section 13 of the Sub-Plan.
     Section 7. Investment Authority.
     (a) Except as provided below, the Subsidiaries and/or the Subsidiary Administrator shall have all power and responsibility for the management and investment of cash Trust assets, and the Trustee shall comply with proper written directions of the Subsidiaries and/or the Subsidiary Administrator concerning the cash Trust assets. The Subsidiaries and/or the Subsidiary Administrator will not issue directions in violation of the terms of this Trust Agreement. Except as provided in this Trust Agreement, the Trustee shall have no duty or responsibility to review, initiate action, or make recommendations regarding the cash Trust assets and shall retain such assets until directed in writing by the Subsidiaries and/or the Subsidiary Administrator use them to subscribe for or acquire Shares from the Company and convert them into ADS.
     (b) The Subsidiaries and/or the Subsidiary Administrator may appoint an investment manager to direct, control or manage the investment of all or a portion of the cash Trust assets. The Subsidiaries and/or the Subsidiary Administrator shall notify the Trustee in writing of the appointment of each investment manager and the portion of the cash Trust assets subject to the investment manager’s direction. If the foregoing conditions are met, the investment manager shall have the power to manage such portion of the cash Trust assets and the Trustee shall not be liable for the acts or omissions of the investment manager or be under an obligation to invest or otherwise manage the portion of the cash Trust assets that is subject to the direction of such investment manager.
     (c) Subject to the foregoing provisions of this Section 7, Trustee shall have, without exclusion, all powers conferred on Trustee by applicable law, unless expressly provided otherwise herein, and all rights associated with assets of the Trust shall be exercised by Trustee or the person designated by Trustee, and shall in no event be exercisable by or rest with Participants. Subject to the foregoing provisions of this Section 7, Trustee shall have full power and authority to invest and reinvest the cash Trust funds in any investment permitted by law that provide sufficient liquidity for the Trustee to make required subscriptions or acquisitions hereunder, under the standards set forth in Section 10(a) including, without limiting the generality of the foregoing, the power:

15

          (i) To deposit or invest all or any part of the assets of the Trust Fund in savings accounts or certificates of deposit or other deposits that bear a reasonable interest rate in a bank, including the commercial department of Trustee, if such bank is supervised by the United States or any state of the United States;
          (ii) To hold in cash, without liability for interest, such portion of the Trust Fund that, in its discretion, shall be reasonable under the circumstances, pending investments, or payment of expenses, or the distribution of benefits;
          (iii) To cause title to property of the Trust to be issued, held or registered in the individual name of Trustee, or in the name of its nominee(s) or agent(s), or in such form that title will pass by delivery;
          (iv) To exercise all of the further rights, powers, options and privileges granted, provided for, or vested in trustees generally under the laws of the State of California; so that the powers conferred upon Trustee herein shall not be in limitation of any authority conferred by law, but shall be in addition thereto;
          (v) To use securities depositories or custodians and to allow such securities as may be held by a depository or custodian to be registered in the name of such depository or its nominee or in the name of such custodian or its nominee;
          (vi) To do all other acts necessary or desirable for the proper administration of the Trust Fund, as if Trustee were the absolute owner thereof.
     Section 8. Disposition of Income. During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested or used to subscribe for or acquire additional Company Shares.
     Section 9. Accounting by Trustee. Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between Subsidiaries and/or the Subsidiary Administrator and Trustee. Within 90 days following the close of each fiscal year of the Company and within 90 days after the removal or resignation of Trustee, Trustee shall deliver to the Subsidiary Administrator a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be. Upon the request of the Subsidiaries and/or the Subsidiary Administrator, Trustee shall maintain records based upon information provided by the Subsidiaries and/or the Subsidiary Administrator regarding the allocation of Trust

16

assets to Subsidiary Beneficiaries. The Subsidiaries and/or the Subsidiary Administrator may approve such account by written notice of approval delivered to the Trustee or by failure to express objections to such account delivered to the Trustee in writing within sixty (60) days from the date upon which the account was delivered to the Subsidiaries and/or the Subsidiary Administrator. The account shall be deemed approved upon receipt by the Trustee of the Subsidiaries and/or the Subsidiary Administrator written approval of the account or upon the passage of the sixty (60)-day period of time, except for any matters covered by written objections that have been delivered to the Trustee by the Subsidiaries and/or the Subsidiary Administrator and for which the Trustee has not given an explanation or made an adjustment satisfactory to the Subsidiaries and/or the Subsidiary Administrator.
     Section 10. Responsibility of Trustee.
     (a) Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by Subsidiaries and/or the Subsidiary Administrator which is contemplated by, and in conformity with, the terms of the Sub-Plan or this Trust and is given in writing by Subsidiaries and/or the Subsidiary Administrator. In the event of a dispute between Subsidiaries and/or the Subsidiary Administrator and a party, Trustee may apply to a court of competent jurisdiction to resolve the dispute.
     (b) If Trustee undertakes or defends any litigation arising in connection with this Trust, Subsidiaries agree to indemnify Trustee against Trustee’s costs, expenses and liabilities (including, without limitation, attorneys’ fees and expenses) relating thereto and to be primarily liable for such payments. If Subsidiaries and/or the Subsidiary Administrator do not pay such costs, expenses and liabilities in a reasonably timely manner, Trustee may obtain payment from the Trust.
     (c) Trustee may consult, at its own expense, with legal counsel (who may also be counsel for Subsidiaries and/or the Subsidiary Administrator generally) with respect to any of its duties or obligations hereunder.
     (d) Trustee may hire, at its own expense, agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

17

     (e) Trustee shall have, without exclusion, all powers conferred on Trustee by applicable law, unless expressly provided otherwise herein.
     (f) Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.
     Section 11. Compensation and Expenses of Trustee. The Subsidiaries will pay Trustee compensation for its services as agreed upon by and between the Trustee and the Subsidiaries and/or the Subsidiary Administrator in a separate agreement.
     Section 12. Resignation and Removal of Trustee.
     (a) Trustee may resign at any time by written notice to the Subsidiary Administrator, which shall be effective 30 days after receipt of such notice unless Subsidiaries and/or the Subsidiary Administrator and Trustee agree otherwise.
     (b) Trustee may be removed by all Subsidiaries and/or the Subsidiary Administrator on 30 days’ notice or upon such shorter notice accepted by Trustee.
     (c) Upon resignation or removal of Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 30 days after receipt of notice of resignation, removal or transfer, unless Subsidiaries and/or the Subsidiary Administrator extends the time limit.
     (d) If Trustee resigns or is removed, a successor shall be appointed discretionarily in accordance with Section 13 hereof by the effective date of resignation or removal under paragraphs (a) or (b) of this Section. If no such appointment has been made, Trustee may apply to a court of

18

competent jurisdiction for appointment of a successor or for instructions. All expenses of Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.
     (e) A successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Sections 7, 9 and 10 hereof. A successor Trustee shall not be responsible for, and the Subsidiaries will indemnify and defend the successor Trustee from, any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.
     Section 13. Appointment of Successor. If Trustee resigns or is removed, then the Subsidiaries may appoint any other party including any individual, as a successor to replace Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the origins and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by Subsidiaries and/or the Subsidiary Administrator or the successor Trustee to evidence the transfer.
     Section 14. Amendment or Termination.
     (a) This Trust Agreement may be amended by a written instrument executed by Trustee and the Subsidiaries. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Sub-Plan.
     (b) The Trust shall not terminate until the date upon which Subsidiary Beneficiaries are no longer entitled to benefits pursuant to the terms of the Sub-Plan and Awards thereunder. Upon termination of the Trust any assets remaining in the Trust shall be returned to Subsidiaries.
     Section 15. Miscellaneous.
     (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

19

     (b) Benefits payable to Subsidiary Beneficiaries and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.
     (c) This Trust Agreement shall be governed by and construed in accordance with the laws of California.
     Section 16. Effective Date. The effective date of this Trust Agreement shall be June 22, 2005.

AGREED:

THE SUBSIDIARIES	TRUSTEES

Business Objects Americas, Inc

By:		By:

Susan Wolfe, Secretary and General Counsel	James McBride

Business Objects Corp

By:

20

James Tolonen, CFO

Business Objects Australia Pty Ltd

By:

James Tolonen, Director

Business Objects Belux B.V.

By:

Susan Wolfe, Director

21

Business Objects do Brasil Ltda

By:

Business Objects Software (Shanghai) Co. Ltd

By:

James Tolonen, Chairman and Legal Representative

Business Objects Danmark ApS

By:

Susan Wolfe, Director

Business Objects Finland Ltd

By:

Susan Wolfe, Director

22

Business Objects Deutschland GmbH

By:

Benoit Fouilland, Director

Business Objects Greater China Ltd

By:

Susan Wolfe, Director

Business Objects Hong Kong Ltd

By:

Susan Wolfe, Director

23

Business Objects Software India Private Ltd

By:

Susan Wolfe, Director

Business Objects Software (Ireland) Ltd

By:

James Tolonen, Director

Business Objects Italia S.p.A.

By:

Benoit Fouilland, Director

Business Objects Japan K.K.

By:

Susan Wolfe, Director

24

Business Objects Korea Ltd

By:

Susan Wolfe, Director

Business Objects Malaysia Sdn. Bhd Ltd

By:

Susan Wolfe, Director

Business Objects de Mexico S; de R.L de C.V.

By:

Susan Wolfe, Director

25

Business Objects Nederland B.V.

By:

Susan Wolfe, Director

Business Objects Asia-Pacific Pte Ltd

By:

Susan Wolfe, Director

Business Objects Iberica S.L.

By:

Susan Wolfe, Director

Business Objects Nordic A.B.

By:

James Tolonen, Chairman

26

Business Objects Taiwan, Inc.

By:

Susan Wolfe, Director

Business Objects Schweitz A.G.

By:

James Tolonen, President

Business Objects (UK) Ltd

By:

Susan Wolfe, Director

27

Business Objects Data Integration, Inc

By:

Susan Wolfe, Secretary and General Counsel

Crystal Decisions (UK) Ltd

By:

Susan Wolfe, Director

Set Analyzer Ltd

By:

Susan Wolfe, Director

28

BUSINESS OBJECTS S.A.
INSTRUCTIONS TO THE BANK OF NEW YORK, AS DEPOSITARY (MUST BE RECEIVED
PRIOR TO THE CLOSE OF BUSINESS ON MAY 26, 2006 at 12 p.m. EDT)
The undersigned Holder of American Depositary Receipts hereby requests and instructs The Bank of New York, as Depositary, to endeavor, insofar as practicable, to cause to be voted the Deposited Securities corresponding to such Receipts registered in the name of the undersigned on the books of the Depositary as of the close of business on April 10, 2006 at the Ordinary and Extraordinary General Meeting of Shareholders of Business Objects S.A. to be held in France, on May 30, 2006 (First Call) and if needed on June 7, 2006 (Second Call), and any adjournments thereafter, in respect of the Resolutions specified in the Notice of Meeting.
NOTES:
Instructions as to voting on the specified resolutions should be indicated by an “X” in the appropriate box.
It is understood that if (i) a Voting Instruction Card which is signed but on which no voting instructions are indicated, (ii) a Voting Instruction Card is improperly completed, or (iii) no Voting Instruction Card is received by the Depositary from a Holder of American Depositary Receipts on or before May 26, 2006 at 12 p.m. EDT, the Depositary will deem such Holder to have instructed the Depositary to give a proxy to the President of the Meeting to vote in favor of each proposal recommended by the Board of Directors of the Company and against each proposal opposed by the Board of Directors of the Company.

Business Objects S.A.
P.O. Box 11230
New York, NY 10203-0230
To change your address, please mark this box.       ☐
To include any comments, please mark this box.       ☐
Please complete and date this proxy on the reverse side and return it promptly in the accompanying envelope.

		For	Against	Abstain
Within the authority of the Ordinary General Meeting of Shareholders:
1	Approval of the Company’s statutory financial statements for the year ended December 31, 2005	☐	☐	☐
2	Approval of the Company’s consolidated financial statements for the year ended December 31, 2005	☐	☐	☐
3	Allocation of the Company’s earnings for the year ended December 31, 2005	☐	☐	☐
4	Renewal of the term of office of Mr. Bernard Liautaud, as a Director of the Company	☐	☐	☐
5	Renewal of the term of office of Mr. Jean-François Heitz, as a Director of the Company	☐	☐	☐
6	Renewal of the term of office of Mr. David Peterschmidt, as a Director of the Company	☐	☐	☐
7	Ratification of the appointment of Mr. John Schwarz, as a Director of the Company	☐	☐	☐
8	Renewal of term of office of Mr. John Schwarz, as a Director of the Company	☐	☐	☐
9	Ratification of regulated agreements	☐	☐	☐

		For	Against	Abstain
10	Approval of regulated agreements	☐	☐	☐
11	Appointment of Auditex, as Company’s alternate statutory auditor of Ernst & Young Audit, as the replacement for Mr. Alain Vincent, Company’s alternate statutory auditor	☐	☐	☐
12	Authorization granted to the Board of Directors to repurchase Ordinary Shares of the Company	☐	☐	☐
Within the authority of the Extraordinary General Meeting of Shareholders:
13	Authorization granted to the Board of Directors to reduce the Company’s share capital by cancellation of treasury shares	☐	☐	☐
14	Authorization granted to the Board of Directors to issue warrants to subscribe up to a maximum of 45,000 Ordinary Shares reserved for Mr. Jean-François Heitz	☐	☐	☐
15	Authorization granted to the Board of Directors to issue warrants to subscribe up to a maximum of 45,000 Ordinary Shares reserved for Mr. David Peterschmidt	☐	☐	☐
16	Authorization granted to the Board of Directors to increase the Company’ s share capital through the issuance of Ordinary Shares, with subscription reserved to the participants in the Company’s Employee Savings Plan	☐	☐	☐
17	Delegation of powers granted to the Board of Directors to increase the Company’ s share capital through the issuance of Ordinary Shares, with subscription reserved to the 2004 Business Objects S.A. Employee Benefits Trust under the 2004 International Employee Stock Purchase Plan	☐	☐	☐
18	Authorization granted to the Board of Directors to grant options to subscribe or to purchase Ordinary Shares of the Company and approval of the amendments of the 2001 Stock Incentive Plan	☐	☐	☐
19	Delegation of powers granted to the Board of Directors to increase the Company’s share capital through the issuance of Ordinary Shares, with subscription reserved to the Business Objects Employee Benefit Sub-Plan Trust under the 2001 Stock Incentive Plan and approval of the amendments of the 2001 Stock Incentive Sub-Plan	☐	☐	☐
20	Authorization granted to the Board of Directors to allocate, free of charge, existing Ordinary Shares, or to issue, free of charge, new Ordinary Shares, to the employees and certain officers of the Company and to the employees of the Company’s subsidiaries	☐	☐	☐
21	Delegation of authority granted to the Board of Directors to increase the Company’s share capital, with shareholder preferential subscription rights	☐	☐	☐
22	Delegation of authority granted to the Board of Directors to increase the Company’s share capital, without shareholder preferential subscription rights	☐	☐	☐
23	Authorization granted to the Board of Directors to increase the number of Ordinary Shares to be issued in the event of a Company’s share capital increase with or without shareholder preferential subscription rights	☐	☐	☐
24	Delegation of authority granted to the Board of Directors to increase the Company’s share capital by incorporation of reserves, profits, issuance premiums or any other sum for which capitalization would be authorized	☐	☐	☐
25	Delegation of powers granted to the Board of Directors to increase the Company’s share capital to compensate contributions in kind that are made to the Company	☐	☐	☐

		For	Against	Abstain
26	Approval of the amendments of the Company’s articles of association to conform them to the new provisions of the French Commercial Code, as amended by French Law No. 2005-842 dated July 26, 2005	☐	☐	☐
27	Delegation of authority granted to the Board of Directors to proceed with the issuance of warrants free of charge in the event of a public tender offer/exchange offer for the Company within the framework of a legal reciprocity clause	☐	☐	☐
28	Authorization granted to the Board of Directors in the event of a public tender offer/exchange offer for the Company within the framework of a legal reciprocity clause	☐	☐	☐
The Voting Instruction must be signed by the person in whose name the relevant Receipt is registered on the books of the Depositary. In the case of a Corporation, the Voting Instruction must be executed by a duly authorized Officer or Attorney.

Date	Share Owner sign here	Co-Owner sign here